1933 Act Registration No. 333-37631


                               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form N-14AE


                                       REGISTRATION STATEMENT UNDER THE
                                            SECURITIES ACT OF 1933


[ ]      Pre-Effective                             [X] Post-Effective
         Amendment No.                                 Amendment No. 1


                                  EVERGREEN EQUITY TRUST
                    [Exact Name of Registrant as Specified in Charter)

                      Area Code and Telephone Number: (617) 210-3200

                            200 Berkeley Street
                        Boston, Massachusetts 02116
                      -----------------------------------
                     (Address of Principal Executive Offices)

                          Rosemary D. Van Antwerp, Esq.
                       Keystone Investment Management Company
                              200 Berkeley Street
                            Boston, Massachusetts 02116
                         -----------------------------------------
                       (Name and Address of Agent for Service)

                             Copies of All Correspondence to:
                                  Robert N. Hickey, Esq.
                           Sullivan   &   Worcester   LLP   1025
                                Connecticut Avenue, N.W.
                                 Washington, D.C. 20036


         The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment
Company Act of 1940 (File No. 333-37453); accordingly, no fee is payable herewith. Registrant is filing as an exhibit to this Registration Statement a copy of an earlier declaration under Rule 24f-2. Pursuant to Rule 429, this Registration Statement relates to the aforementioned registration on Form N-1A. A Rule 24f-2 Notice for the Registrant's fiscal year ending March 31, 1998 will be filed with the Commission on or about May 30, 1998.

         It is proposed that this filing will become effective :

X immediately upon filing pursuant to paragraph (b) on ____________ pursuant to paragraph (b)
         60 days after filing pursuant to paragraph (a)(1)
         on ____________ pursuant to paragraph (a)(1)
         75 days after filing pursuant to paragraph (a)(1)
         on ____________ pursuant to paragraph (a)(2) of Rule 485
         This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                 EVERGREEN EQUITY TRUST
                                  CROSS REFERENCE SHEET

               Pursuant to Rule 481(a) under the Securities Act of 1933


                                         Location in Prospectus/Proxy
Item of Part A of Form N-14                                      Statement

1.       Beginning of Registration       Cross Reference Sheet; Cover
         Statement and Outside           Page
         Front Cover Page of
         Prospectus

2.       Beginning and Outside           Table of Contents
         Back Cover Page of
         Prospectus

3.       Fee Table, Synopsis and         Comparison of Fees and
         Risk Factors                    Expenses; Summary; Comparison
                                         of Investment Objectives and
                                         Policies; Risks

4.       Information About the           Summary; Reasons for the
         Transaction                     Reorganizations; Comparative
                                         Information on Shareholders'
                                         Rights; Exhibits A-1 and A-2
                                         (Agreements and Plans of
                                         Reorganization)

5.       Information about the           Cover Page; Summary; Risks;
         Registrant                      Comparison of Investment
                                         Objectives and Policies;
                                         Comparative Information on
                                         Shareholders' Rights;
                                         Additional Information

6.       Information about the           Cover Page; Summary; Risks;
         Company Being Acquired          Comparison of Investment
                                         Objective and Policies;
                                         Comparative Information on
                                         Shareholders' Rights;
                                         Additional Information

                                         Location in Prospectus/Proxy
Item of Part A of Form N-14                          Statement
7.       Voting Information
                                         Cover Page; Summary; Voting
                                         Information Concerning the
                                         Meeting

8.       Interest of Certain             Financial Statements and
         Persons and Experts             Experts; Legal Matters

9.       Additional Information          Inapplicable
         Required for Reoffering
         by Persons Deemed to be
         Underwriters

Item of Part B of Form N-14

10.      Cover Page                      Cover Page

11.      Table of Contents               Omitted

12.      Additional Information          Statement of Additional
         About the Registrant            Information of the Evergreen
                                         Equity Trust - Evergreen
                                         Balanced Fund dated November
                                         10, 1997

13.      Additional Information          Statement of Additional
         about the Company Being         Information of Evergreen
         Acquired                        Balanced Fund dated April 1,
                                         1997,              as
                                         supplemented;
                                         Statement          of
                                         Additional
                                         Information        of
                                         Keystone     Balanced
                                         Fund   (K-1)    dated
                                         September 2, 1997, as
                                         supplemented
                                         Financial  Statements
                                         dated
14.      Financial Statements            March 31, 1997 of Evergreen
                                         Balanced Fund; Financial
                                         Statements of Keystone
                                         Balanced Fund (K-1) dated June
                                         30, 1997; Pro Forma Financial
                                         Statements

                                         Location in Prospectus/Proxy
                                                 Statement
Item of Part C of Form N-14

15.      Indemnification                 Incorporated by Reference to
                                         Part A Caption - "Comparative
                                         Information on Shareholders'
                                         Rights - Liability and
                                         Indemnification of Trustees"

16.      Exhibits                        Item 16.          Exhibits

17.      Undertakings                    Item 17.          Undertakings

                             EVERGREEN BALANCED FUND
                          KEYSTONE BALANCED FUND (K-1)
                               200 BERKELEY STREET
                           BOSTON, MASSACHUSETTS 02116


November 14, 1997

Dear Shareholder,

I am writing to shareholders of the Evergreen Balanced Fund and the Keystone Balanced Fund (K-1) to inform you of a Special Shareholders' meeting to be held on January 6, 1998. Before that meeting, I would like your vote on the important issues affecting your fund as described in the attached Prospectus/Proxy Statement.

The Prospectus/Proxy Statement includes the proposed reorganization of the Evergreen Balanced Fund and the Keystone Balanced Fund (K-1). All of the assets of both funds would be acquired by a new fund, also called Evergreen Balanced Fund. Details about the new fund's investment objective, portfolio management team, performance, etc. are contained in the attached Prospectus/Proxy Statement.

The Boards of Trustees have unanimously approved the proposal and recommend that you vote FOR this proposal.

You will receive shares of the new fund in the same class, with the same letter designation, the same fees and the same contingent deferred sales charges as the shares you held prior to the reorganization. This is a non-taxable event for shareholders.

I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal presented and sign and return your proxy card(s) in the enclosed postage-paid envelope today. You may receive more than one proxy card if you own shares in more than one fund. Please sign and return each card you receive.


If we do not receive your completed proxy card(s) after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation. They will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner. You may also call Shareholder Communications Corporation directly at 1-800-733- 8481 ext.404 and vote by phone.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,


William M. Ennis
Managing Director
Evergreen Funds

November 1997

                                                IMPORTANT NEWS
                                          FOR EVERGREEN SHAREHOLDERS



We encourage you to read the attached Prospectus/Proxy Statement in full; however, the following questions and answers represent some typical concerns that shareholders might have regarding this document.


Q: WHY IS EVERGREEN SENDING ME THIS PROSPECTUS/PROXY
STATEMENT?

Mutual funds are required to get shareholders' votes for certain types of changes. As a shareholder, you have a right to vote on major policy decisions, such as those included here.

Q: WHAT ARE THE ISSUES CONTAINED IN THIS PROSPECTUS/PROXY
STATEMENT?

You are being asked to vote to approve a proposal to reorganize the Evergreen Balanced Fund and the Keystone Balanced Fund (K-1) into a new fund, also called Evergreen Balanced Fund. The new fund's investment objective is substantially the same as that of the former funds.

Q: HOW WILL THIS CHANGE AFFECT ME AS A FUND SHAREHOLDER?

The reorganization of these funds into the Evergreen Balanced Fund means that the Keystone Balanced Fund (K-1) and the former Evergreen Balanced Fund would no longer exist after January 23, 1998. Shareholders would receive shares of the new Evergreen Balanced Fund in the same class, with the same letter designation, the same fees and the same contingent deferred sales charges as the shares held prior to the reorganization. This is a non-taxable event for shareholders.

Q: WHY IS EVERGREEN PROPOSING THIS CHANGE?

This proposal represents one of the final steps we are undertaking to unify the Evergreen and Keystone fund families. Shareholders can anticipate the following benefits:

         A comprehensive fund family with a common risk/reward spectrum

         The elimination of any overlap or gaps in fund offerings

         Reduced confusion surrounding privileges associated with each fund, specifically regarding exchangeability, letter

of       intent, and rights of accumulation


         A user-friendly product line for both shareholders and investment professionals

         A single location for fund information, whether you're looking up funds in the newspaper or locating a Morningstar report on the Internet.

Q: HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?


The Board members of each fund recommend that you vote in favor of or FOR the proposal on the enclosed proxy card.


Q: WHOM DO I CALL FOR MORE INFORMATION OR TO PLACE MY VOTE?


Please call Shareholder Communications Corporation at 1-800-
733-8481 ext. 404 for additional information. You can vote one of three ways:


         Use the enclosed proxy card to record your vote either FOR, AGAINST or ABSTAIN, then return the card in the postpaid envelope provided.

                                                      or


         Complete the enclosed proxy card and FAX to 1-800-733- 1885.

                                                      or

         Call 1-800-733-8481 ext. 404 and record your vote by telephone.


Q: WHY ARE MULTIPLE CARDS ENCLOSED?

         If you own shares of more than one fund, you will receive
a proxy card for each fund you own. Please sign, date and return each proxy card you receive.

                             EVERGREEN BALANCED FUND
                          KEYSTONE BALANCED FUND (K-1)
                               200 BERKELEY STREET
                           BOSTON, MASSACHUSETTS 02116
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JANUARY 6, 1998


         Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of each of Evergreen Balanced Fund, a series of Evergreen Investment Trust, and Keystone Balanced Fund (K-1) (each a "Fund") will be held at the offices of the Evergreen Keystone Funds, 200 Berkeley Street, Boston, Massachusetts 02116, on January 6, 1998 at 3:00 p.m. for the following purposes:


         1. To consider and act upon the Agreement and Plan of Reorganization (the "Plan") dated as of September 30, 1997, providing for the acquisition of all of the assets of the Fund by the Evergreen Balanced Fund, a series of Evergreen Equity Trust, in exchange for shares of Evergreen Balanced Fund and the assumption by Evergreen Balanced Fund of certain identified liabilities of the Fund. The Plan also provides for distribution of such shares of Evergreen Balanced Fund to shareholders of the Fund in liquidation and subsequent termination of the Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of the Fund.

         2. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.


         The Trustees of Evergreen Investment Trust on behalf of Evergreen Balanced Fund and the Trustees of Keystone Balanced Fund (K-1) have fixed the close of business on November 10, 1997 as the record date for the determination of shareholders of each respective Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.


         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED WITHOUT DELAY TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                      By Order of the Boards of Trustees

                                                              George O. Martinez
                                                              Secretary
November 14, 1997

                                    INSTRUCTIONS FOR EXECUTING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.


         1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card(s).


         2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card(s).

         3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION                                    VALID SIGNATURE

CORPORATE
ACCOUNTS
(1)  ABC Corp.                                  ABC Corp.
(2)  ABC Corp.                                  John Doe, Treasurer
(3)  ABC Corp.
c/o John Doe, Treasurer                         John Doe, Treasurer
(4)  ABC Corp. Profit Sharing Plan              John Doe, Trustee
TRUST ACCOUNTS
(1)  ABC Trust                                  Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee                       Jane B. Doe
u/t/d 12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1)  John B. Smith, Cust.                       John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2)  John B. Smith, Jr.                         John B. Smith, Jr.,
                                                Executor

                              PROSPECTUS/PROXY STATEMENT DATED NOVEMBER 14, 1997

                                           Acquisition of Assets of

                             EVERGREEN BALANCED FUND

                                   a Series of

                                          Evergreen Investment Trust
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                       and
                          KEYSTONE BALANCED FUND (K-1)
                               200 Berkeley Street
                           Boston, Massachusetts 02116

                         By and in Exchange for Shares of

                             EVERGREEN BALANCED FUND
                                   a series of
                                            Evergreen Equity Trust
                               200 Berkeley Street
                           Boston, Massachusetts 02116


         This Prospectus/Proxy Statement is being furnished to shareholders of Evergreen Balanced Fund ("Evergreen Balanced") and Keystone Balanced Fund (K-1) ("Keystone Balanced") in connection with a proposed Agreement and Plan of Reorganization (the "Plan") to be submitted to shareholders of each of Evergreen Balanced and Keystone Balanced for consideration at a Special Meeting of Shareholders to be held on January 6, 1998 at 3:00 p.m. at the offices of the Evergreen Keystone Funds, 200 Berkeley Street, Boston, Massachusetts 02116, and any adjournments thereof (the "Meeting"). Each Plan provides for all of the assets of Evergreen Balanced and Keystone Balanced, respectively, to be acquired by Evergreen Balanced Fund in exchange for shares of Evergreen Balanced Fund and the assumption by Evergreen Balanced Fund of certain identified liabilities of Evergreen Balanced and Keystone Balanced, respectively (hereinafter referred to individually as the "Reorganization" or collectively as the "Reorganizations"). Evergreen Balanced Fund, Evergreen Balanced and Keystone Balanced are sometimes hereinafter referred to individually as the "Fund" and collectively as the "Funds." Following the Reorganizations, shares of Evergreen Balanced Fund will be distributed to shareholders of Evergreen Balanced and Keystone Balanced in liquidation of Evergreen Balanced and Keystone Balanced and such Funds will be terminated. Holders of shares of Evergreen Balanced will receive shares of the class of Evergreen

Balanced Fund (the "Corresponding Shares") having the same letter designation and the same distribution-related fees, shareholder servicing-related fees and contingent deferred sales charges ("CDSCs"), if any, as the shares of the class of Evergreen Balanced held by them prior to the Reorganization. Holders of shares of Keystone Balanced will receive shares of Evergreen Balanced Fund having the same distribution-related fees, shareholder servicing-related fees and CDSCs, if any, as the shares of Keystone Balanced held by them prior to the Reorganization. As a result of the proposed Reorganizations, shareholders of Evergreen Balanced will receive that number of full and fractional Corresponding Shares of Evergreen Balanced Fund, and shareholders of Keystone Balanced will receive that number of full and fractional shares of Evergreen Balanced Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of Evergreen Balanced and Keystone Balanced. Each Reorganization is being structured as a tax-free reorganization for federal income tax purposes.

         Evergreen Balanced Fund is a separate series of Evergreen Equity Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of Evergreen Balanced Fund is to seek current income. Such investment objective is identical to that of Keystone Balanced. The investment objective of Evergreen Balanced is to produce long-term total return through capital appreciation, dividend and interest income.

         This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Evergreen Balanced Fund that shareholders of Evergreen Balanced and Keystone Balanced should know before voting on the Reorganizations. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated November 14, 1997 relating to this Prospectus/Proxy Statement and the Reorganizations incorporating by reference the financial statements of Evergreen Balanced dated March 31, 1997 and Keystone Balanced dated June 30, 1997 has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. Evergreen Balanced Fund is a newly created series of Evergreen Equity Trust and has had no operations to date. Consequently, there are no current financial statements of Evergreen Balanced Fund. A copy of such Statement of Additional Information is available upon request and without charge by writing to Evergreen Balanced

Fund at 200 Berkeley Street, Boston, Massachusetts 02116, or by calling toll-free 1-800-343-2898.


         The two Prospectuses of Evergreen Balanced Fund dated November 10, 1997 are incorporated herein by reference in their entirety. The Prospectuses, which pertain (i) to Class Y shares and (ii) to Class A, Class B and Class C shares, differ only insofar as they describe the separate distribution and shareholder servicing arrangements applicable to the classes. Shareholders of Evergreen Balanced and Keystone Balanced will receive, with this Prospectus/Proxy Statement, copies of the Prospectus pertaining to the class of shares of Evergreen Balanced Fund that they will receive as a result of the consummation of each Reorganization. Additional information about Evergreen Balanced Fund is contained in its Statement of Additional Information of the same date which has been filed with the SEC and which is available upon request and without charge by writing to or calling Evergreen Balanced Fund at the address or telephone number listed in the preceding paragraph.

         The Prospectuses of Evergreen Balanced dated July 1, 1997, as supplemented, and the Prospectus of Keystone Balanced dated September 2, 1997, as supplemented, are incorporated herein in their entirety by reference. Copies of the Prospectuses and related Statements of Additional Information dated the same respective dates are available upon request without charge by writing or calling the Fund of which you are a shareholder at the address listed in the second preceding paragraph.

         Included as Exhibits A-1 and A-2 to this Prospectus/Proxy Statement are copies of each Plan.

         THESE   SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The shares offered by this Prospectus/Proxy Statement are not deposits or obligations of any bank and are not insured or otherwise protected by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and involve investment risk, including possible loss of capital.

                                TABLE OF CONTENTS


                                                                          Page

COMPARISON OF FEES AND EXPENSES..................................    5
SUMMARY..........................................................    11

         Proposed Plans of Reorganization........................    11
         Tax Consequences........................................       13
         Investment Objectives and Policies

           of the Funds..........................................    13
         Comparative Performance Information

                    for each Fund................................    14
         Management of the Funds.................................       15
         Investment Advisers ....................................    15
         Portfolio Management....................................    16
         Distribution of Shares..................................    16
         Purchase and Redemption Procedures......................       20
         Exchange Privileges.....................................    20
         Dividend Policy.........................................    20
         Risks...................................................    21
REASONS FOR THE REORGANIZATIONS..................................    23
         Agreements and Plans of Reorganization..................    27
         Federal Income Tax Consequences.........................    29
         Pro-forma Capitalization................................    31
         Shareholder Information.................................       33
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES.................       35
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS..................    37

         Forms of Organization...................................    37
         Capitalization..........................................    37
         Shareholder Liability...................................    38
         Shareholder Meetings and Voting Rights..................    39
         Liquidation or Dissolution..............................    40
         Liability and Indemnification of Trustees...............    40

ADDITIONAL INFORMATION...........................................       42
VOTING INFORMATION CONCERNING THE MEETINGS.......................    42
FINANCIAL STATEMENTS AND EXPERTS.................................    45
LEGAL MATTERS....................................................    46
OTHER BUSINESS...................................................    46

                         COMPARISON OF FEES AND EXPENSES


         It is anticipated that on or about January 9, 1998 Keystone Balanced will become a multiple class fund. As of that date the Fund will offer Class A, Class B and Class C shares, each of which Class of shares will be similar in all respects to the Class A, Class B and Class C shares of Evergreen Balanced Fund. It is further anticipated that at that time current outstanding shares of Keystone Balanced will become Class B shares of the Fund. On or about January 16, 1998, it is anticipated that any Class B shares of Keystone Balanced purchased prior to January 1, 1995 will be converted to Class A shares of the Fund. Should these events occur, shareholders of Keystone Balanced will receive on the date of the Reorganization the same Class of shares of Evergreen Balanced Fund held by them in the Fund after January 16, 1998. It is also anticipated that prior to the Reorganization, a majority of the Class Y shares of Evergreen Balanced will be redeemed. See "Reasons for the Reorganizations - Pro-Forma Capitalization." The Evergreen Balanced Fund pro forma expenses and examples reflect the anticipated reduction in the Fund's aggregate net assets.

         The amounts for Class Y, Class A, Class B and Class C shares of Evergreen Balanced set forth in the following tables and in the examples are based on the expenses for Evergreen Balanced for the fiscal year ended March 31, 1997. The amounts for shares of Keystone Balanced set forth in the following tables and in the examples are based on the expenses for Keystone Balanced's fiscal year ended June 30, 1997. The pro forma amounts for Class Y, Class A, Class B and Class C shares of Evergreen Balanced Fund are based on the estimated expenses of Evergreen Balanced Fund for the fiscal year ending March 31, 1998. The pro forma numbers reflect the events described in the first paragraph of this section.


         The following tables show for Evergreen Balanced, Keystone Balanced and Evergreen Balanced Fund pro forma the shareholder transaction expenses and annual fund operating expenses associated with an investment in the shares of each Fund.

                 Comparison of Shares of Evergreen Balanced Fund
                        With Shares of Evergreen Balanced
                              and Keystone Balanced




                                                     Evergreen Balanced
                                                     ------------------


Shareholder                                  Class Y           Class A           Class B                Class C
Transaction Expenses                         -------           -------           -------                -------

Maximum Sales Load                           None              4.75%             None                   None
Imposed on Purchases
(as a percentage of
offering price)

Maximum Sales Load                           None              None              None                   None
Imposed on Reinvested
Dividends (as a
percentage of offering
price)

Contingent Deferred                          None              None              5.00% in               1.00% in
Sales Charge (as a                                                               the first              the first
percentage of original                                                           year,                  year and
purchase price or                                                                declining              0.00%
redemption proceeds,                                                             to 1.00%               thereafter
whichever is lower)                                                              in the
                                                                                 sixth year
                                                                                 and 0.00%
                                                                                 thereafter

Exchange Fee                                 None              None              None                   None

Annual Fund Operating
Expenses (as a
percentage of average
daily net assets)

Management Fee                               0.50%             0.50%             0.50%                  0.50%

12b-1 Fees (1)                               None              0.25%             1.00%                  1.00%

Other Expenses                               0.18%             0.18%             0.18%                  0.18%
                                             -----             -----             -----                  -----

Annual Fund Operating                        0.68%             0.93%             1.68%                  1.68%
Expenses (3)                                 -----             -----             -----                  -----
                                             -----             -----             -----                  -----



                                          Keystone Balanced
                                          -----------------

Shareholder
Transaction Expenses

Contingent Deferred                         4.00% in the
Sales Charge (as a                          first year,
percentage of original                      declining to
purchase price or                           1.00% in the
redemption proceeds,                        fourth year and
whichever is lower)                         0.00%
                                            thereafter

Exchange Fee                                None

Annual Fund Operating
Expenses (as a
percentage of average
daily net assets)

Management Fee                              0.44%


12b-1 Fees (1)                              1.00%


Other Expenses                              0.26%
                                            -----

Annual Fund Operating                       1.70%
Expenses(3)                                 -----
                                            -----




                                              Evergreen Balanced Fund Pro Forma

Shareholder
Transaction                            Class Y              Class A           Class B                 Class C
Expenses                               -------              -------           -------                 -------


Maximum Sales Load                     None                 4.75%             None                    None
Imposed on
Purchases (as a
percentage of
offering price)


Maximum Sales Load                     None                 None              None                    None
Imposed on
Reinvested
Dividends (as a
percentage of
offering price)








Contingent Deferred                    None                 None              5.00% in                1.00% in
Sales Charge (as a                                                            the first               the first
percentage of                                                                 year,                   year and
original purchase                                                             declining               0.00%
price or redemption                                                           to 1.00%                thereafter
proceeds, whichever                                                           in the
is lower)                                                                     sixth year
                                                                              and 0.00%
                                                                              thereafter
                                                                              (2)

Exchange Fee                           None                 None              None                    None

Annual Fund
Operating Expenses
(as a percentage of
average daily net
assets)

Management Fee                         0.45%                0.45%             0.45%                   0.45%

12b-1 Fees (1)                         None                 0.25%             1.00%                   1.00%

Other Expenses                         0.27%                0.27%             0.27%                   0.27%
                                       ---------            -------           ----------              ----------


Annual Fund

Operating Expenses                                          0.97%             1.72%                   1.72%
                                       0.72%                -------           ----------              ----------
                                       ---------            -------           ----------              ----------
                                       ---------

---------------

(1)      Class A Shares of Evergreen Balanced Fund and Evergreen
         Balanced can pay up to 0.75% of average     daily net
         assets as a 12b-1 fee. For the foreseeable future, the Class A 12b-1 fees will be limited to 0.25% of average daily net assets. For shares of Keystone Balanced and for Class B and Class C shares of Evergreen Balanced Fund and Evergreen Balanced, a portion of the 12b-1 fees equivalent to 0.25% of average daily net assets will be shareholder servicing-related. Distribution-related 12b-1 fees will be limited to 0.75% of average daily net assets as permitted under the rules of the National Association of Securities Dealers, Inc.


(2) The contingent deferred sales charge, if any, applicable to shares of Evergreen Balanced and Keystone Balanced prior to the date of the Reorganizations will carry over to the shares of Evergreen Balanced Fund received in the Reorganizations.


(3) Expense ratios include indirectly paid expenses, which represent expense offset arrangements with the Fund's custodian.


         Examples. The following tables show for Evergreen Balanced and Keystone Balanced, and for Evergreen Balanced Fund pro forma, assuming consummation of the Reorganizations, examples of the cumulative effect of shareholder transaction expenses and annual fund operating expenses indicated above on a $1,000 investment in each class of shares for the periods specified, assuming
(i) a 5% annual return, and (ii) redemption at the end of such period, and additionally for Class B and Class C shares of Evergreen Balanced Fund and Evergreen Balanced and shares of Keystone Balanced, no redemption at the end of each period.



                               Evergreen Balanced
                               ------------------

                                      One                  Three                 Five                Ten
                                      Year                 Years                 Years               Years
                                      ----                 -----                 -----               -----

Class Y                               $7                   $22                   $38                 $85

Class A                               $57                  $76                   $97                 $156

Class B                               $67                  $83                   $111                $169
(Assuming
redemption at end
of period)

Class B                               $17                  $53                   $91                 $169
(Assuming no
redemption at end
of period)

Class C                               $27                  $53                   $91                 $199
(Assuming
redemption at end
of period)

Class C                               $17                  $53                   $91                 $199
(Assuming no
redemption at end
of period)




                                Keystone Balanced
                                -----------------

                                      One                  Three                 Five                Ten
                                      Year                 Years                 Years               Years
                                      ----                 -----                 -----               -----

(Assuming                             $57                  $74                   $92                 $201
redemption at end
of period)

(Assuming no                          $17                  $54                   $92                 $201
redemption at end
of period)





                        Evergreen Balanced Fund Pro Forma

                        ----------------------------------

                                      One                  Three                 Five                Ten
                                      Year                 Years                 Years               Years
                                      -----                -----                 -----               -----

Class Y                               $7                   $23                   $40                 $89

Class A                               $57                  $77                   $99                 $161


Class B                               $67                  $84                   $113                     $174
(Assuming
redemption at end
of period)

Class B                               $17                  $54                   $93                      $174
(Assuming no
redemption at end
of period)


Class C                               $27                  $54                   $93                 $203
(Assuming
redemption at end
of period)

Class C                               $17                  $54                   $93                 $203
(Assuming no
redemption at end
of period)


         The purpose of the foregoing examples is to assist Evergreen Balanced and Keystone Balanced shareholders in understanding the various costs and expenses that an investor in Evergreen Balanced Fund as a result of the Reorganizations would bear directly and indirectly, as compared with the various direct and indirect expenses currently borne by a shareholder in each Fund. These examples should not be considered a representation of past or future expenses or annual return. Actual expenses may be greater or less than those shown.

                                     SUMMARY


         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement and, to the extent not inconsistent with such additional information, the Prospectuses of Evergreen Balanced Fund dated November 10, 1997 and the Prospectuses of Evergreen Balanced dated July 1, 1997, as supplemented, and the Prospectus of Keystone Balanced dated September 2, 1997, as supplemented, (which are incorporated herein by reference), and the Plans, forms of which are attached to this Prospectus/Proxy Statement as Exhibits A-1 and A-2.


Proposed Plans of Reorganization


         The Plans provide for the transfer of all of the assets of Evergreen Balanced and Keystone Balanced, as applicable, in exchange for shares of Evergreen Balanced Fund and the assumption by Evergreen Balanced Fund of certain identified liabilities of each Fund. The identified liabilities consist only of those liabilities reflected on each Fund's statement of assets and liabilities determined immediately preceding the Reorganizations. The Plans also call for the distribution of shares of Evergreen Balanced Fund to Evergreen Balanced and Keystone Balanced shareholders in liquidation of those Funds as part of the Reorganizations. As a result of the Reorganizations, the shareholders of Evergreen Balanced will become owners of that number of full and fractional Corresponding Shares of Evergreen Balanced Fund and the shareholders of Keystone Balanced will become the owners of that number of full and fractional shares of Evergreen Balanced Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's respective class of shares of Evergreen Balanced and Keystone Balanced as of the close of business immediately prior to the date that such Fund's assets are exchanged for shares of Evergreen

Balanced Fund.  See "Reasons for the Reorganizations -
Agreements and Plans of Reorganization."

         The Trustees of Evergreen Investment Trust and the Trustees of Keystone Balanced, including the Trustees who are not "interested persons," (the "Trustees") as such term is defined in the 1940 Act (the "Independent Trustees"), have concluded that the Reorganizations would be in the best interests of shareholders of Evergreen Balanced and Keystone Balanced, respectively, and that the interests of the shareholders of Evergreen Balanced and Keystone Balanced, respectively, will not be diluted as a result of the transactions contemplated by the Reorganizations. Accordingly, the Trustees have submitted the Plans for the approval of Evergreen Balanced and Keystone Balanced shareholders.

               THE BOARD OF TRUSTEES OF EVERGREEN INVESTMENT TRUST
                               RECOMMENDS APPROVAL BY SHAREHOLDERS OF EVERGREEN
                                        BALANCED OF THE PLAN EFFECTING
                               THE REORGANIZATION.

              THE BOARD OF TRUSTEES OF KEYSTONE BALANCED RECOMMENDS
                  APPROVAL BY SHAREHOLDERS OF KEYSTONE BALANCED
                    OF THE PLAN EFFECTING THE REORGANIZATION.

         The Trustees of Evergreen Equity Trust have also approved the Plans, and accordingly, Evergreen Balanced Fund's participation in the Reorganizations.

         Approval of a Reorganization on the part of Evergreen Balanced and Keystone Balanced will require the affirmative vote, for Keystone Balanced, of a majority of the Fund's shares present and entitled to vote, and, for Evergreen Balanced, the affirmative vote of a majority of the shares entitled to vote, with all classes voting together as a single class at Meetings at which a quorum of each Fund's shares is present. A majority of the outstanding shares entitled to vote of Keystone Balanced and 25% of the outstanding shares entitled to vote of Evergreen Balanced, represented in person or by proxy, is required to constitute a quorum at the Meetings. See "Voting Information Concerning the Meetings."

         The Reorganizations are scheduled to take place on or about January 23, 1998.

         If the shareholders of Evergreen Balanced or Keystone Balanced do not vote to approve the Reorganizations, the Trustees will consider other possible courses of action in the best interests of shareholders.

Tax Consequences


         Prior to or at the completion of a Reorganization, Evergreen Balanced and Keystone Balanced will each have received an opinion of counsel that the Reorganization has been structured so that no gain or loss will be recognized by the Fund or its shareholders for federal income tax purposes as a result of the receipt of shares of Evergreen Balanced Fund in the Reorganization. The holding period and aggregate tax basis of shares of Evergreen Balanced Fund that are received by each Fund's shareholders will be the same as the holding period and aggregate tax basis of shares of the Fund previously held by such shareholders, provided that shares of the Fund are held as capital assets. In addition, the holding period and tax basis of the assets of each Fund in the hands of Evergreen Balanced Fund as a result of the Reorganization will be the same as in the hands of each Fund immediately prior to the Reorganization, and no gain or loss will be recognized by Evergreen Balanced Fund upon the receipt of the assets of each Fund in exchange for shares of Evergreen Balanced Fund and the assumption by Evergreen Balanced Fund of certain identified liabilities.


Investment Objectives and Policies of the Funds


         The investment objectives and policies of each of Evergreen Balanced Fund, Evergreen Balanced and Keystone Balanced are similar. Evergreen Balanced Fund and Keystone Balanced each seek current income. Under normal circumstances, each Fund invests in a combination of equity and debt securities chosen primarily for their potential for current income and secondarily, to the extent consistent with the Fund's investment objective, for their potential for capital appreciation. Under normal circumstances, each Fund maintains at least 25% of its total assets in fixed income senior securities. Each Fund may invest up to 25% of its assets in debt securities rated below investment grade, up to 25% of its assets in foreign securities and may engage in certain derivative transactions, including futures and options.


         The investment objective of Evergreen Balanced is to achieve a long-term total return through capital appreciation, dividends and interest income. The Fund invests in common and preferred stocks for growth and fixed income securities to provide a stable cash flow. Under normal circumstances, the Fund's asset allocation will range between 40-75% in common and preferred stocks, 25-50% in fixed income securities (including some convertible securities) and 0-25% in cash equivalents. The fixed income portion of the Fund's portfolio must be rated within the three highest categories by a nationally recognized statistical ratings organization ("NRSRO"). The Fund may engage in certain derivative transactions, including options and futures, and may purchase the securities of foreign issuers.

Comparative Performance Information  for each Fund


         Discussions of the manner of calculation of total return are contained in the respective Prospectuses and Statements of Additional Information of the Funds. Evergreen Balanced Fund, as of the date of this Prospectus/Proxy Statement, had not commenced operations. The total return of Evergreen Balanced for the one and five year periods ended August 31, 1997, the total return of Keystone Balanced for the one, five and ten year periods ended August 31, 1997 and for both Funds for the periods from inception through August 31, 1997 are set forth in the table below. The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment date and the deduction of all recurring expenses (including sales charges) that were charged to shareholders' accounts.


                           Average Annual Total Return


                                                5 Years
                             1 Year             Ended             10 Years           From
                             Ended              August            Ended              Inception
                             August             31,               August             To August             Inception
                             31, 1997           1997              31, 1997           31, 1997              Date
                             -------            -------           --------           ---------             ---------

Evergreen
Balanced

Class A                      18.31%             11.39%            N/A                11.92%                6/10/91
shares

Class B                      18.34%             N/A               N/A                11.24%                1/26/93
shares

Class C                      22.58%             N/A               N/A                14.64%                9/2/94
shares

Class Y                      24.65%             12.78%            N/A                12.69%                4/1/91
shares

Keystone                     20.98%             12.35%            9.66%              8.41%                 9/11/35
Balanced

--------------

Management of the Funds

         The overall management of Evergreen Balanced Fund, of Evergreen Balanced and of Keystone Balanced is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Equity Trust, Evergreen Investment Trust and
Keystone Balanced, respectively.

Investment Advisers

         The investment adviser to Evergreen Balanced Fund and Keystone Balanced is Keystone Investment Management Company ("Keystone"). Keystone has provided investment advisory and management services to investment companies and private accounts since 1932. Keystone is an indirect wholly-owned subsidiary of First Union National Bank ("FUNB"). Keystone is located at 200 Berkeley Street, Boston, Massachusetts 02116- 5034.

         FUNB is a subsidiary of First Union Corporation, the sixth largest bank holding company in the U.S. based on total assets as of June 30, 1997.

         Evergreen Balanced Fund and Keystone Balanced each pay Keystone a fee for its services at the annual rate below:


                                                       Aggregate Net Asset
                                                       Value of the Shares
Management Fee                                         of the Fund

--------------                                         -------------------
                                 Income
                                 ------

                         1.5% of Gross Dividend
                        and Interest Income Plus

0.60% of the first                                          $100,000,000, plus
0.55% of the next                                           $100,000,000, plus
0.50% of the next                                           $100,000,000, plus
0.45% of the next                                           $100,000,000, plus
0.40% of the next                                           $100,000,000, plus
0.35% of the next                                           $500,000,000, plus
0.30% of amounts
over                                                        $1,000,000,000.

         Keystone's fee is computed as of the close of business each business day and payable monthly.

         The Capital Management Group ("CMG") of FUNB serves as investment adviser to Evergreen Balanced. CMG manages investments and supervises the daily business affairs of the Fund and, as compensation therefor is entitled to receive an annual fee equal to 0.50% of the Fund's average daily net assets.

         Each investment adviser may, at its discretion, also reduce or waive its fee or reimburse a Fund for certain of its other expenses in order to reduce its expense ratios. Each investment adviser may reduce or cease these voluntary waivers and reimbursements at any time.

Portfolio Management

     The portfolio manager of both Evergreen Balanced Fund and Keystone Balanced is Walter McCormick. Mr. McCormick is a Keystone Senior Vice President and Senior Portfolio Manager and has managed Keystone Balanced since 1984.

Distribution of Shares


         Evergreen Distributor, Inc. ("EDI"), an affiliate of BISYS Fund Services, acts as underwriter of Evergreen Balanced Fund, Evergreen Balanced and Keystone Balanced shares. EDI distributes each Fund's shares directly or through broker-dealers, banks (including FUNB), or other financial intermediaries. Evergreen Balanced Fund and Evergreen Balanced both offer four classes of shares: Class A, Class B, Class C and Class Y. Keystone Balanced currently offers only one class of shares. However, it is anticipated that on or about January 9, 1998, Keystone Balanced will offer three classes of shares, Class A, Class B and Class C. Each class has separate distribution arrangements. (See "Distribution-Related and Shareholder Servicing-Related Expenses" below.) No class bears the distribution expenses relating to the shares of any other class.

         In the proposed Reorganizations, shareholders of Evergreen Balanced will receive the corresponding class of shares of Evergreen Balanced Fund which they currently hold. The Class A, Class B, Class C and Class Y shares of Evergreen Balanced Fund have substantially identical arrangements with respect to the imposition of initial sales charges, CDSCs and distribution and service fees as the comparable classes of shares of Evergreen Balanced. Holders of shares of Keystone Balanced will receive Class A and/or Class B shares of Evergreen Balanced Fund. As of January 9, 1998, it is anticipated that each Class of shares of Evergreen Balanced, Keystone Balanced and Evergreen Balanced Fund will have identical arrangements with respect to CDSCs and distribution and service fees. Because the Reorganizations will be effected at net asset value without the imposition of a sales charge, Evergreen Balanced Fund shares acquired by shareholders of Evergreen Balanced and Keystone Balanced pursuant to the proposed Reorganizations would not be subject to any initial sales charge or CDSC as a result of the Reorganizations. However, shares acquired as a result of the Reorganizations would continue to be subject to a CDSC upon subsequent redemption to the same extent as if shareholders had continued to hold their shares of Evergreen Balanced and Keystone Balanced. The CDSC applicable to a class of shares received in the Reorganizations will be the CDSC schedule in effect at the time shares of Evergreen Balanced or Keystone Balanced were originally purchased.

         The following is a summary description of charges and fees for each of the different classes of shares. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in the respective Evergreen Balanced Fund Prospectuses, the Evergreen Balanced Prospectuses, the Keystone Balanced Prospectus and in each Fund's respective Statement of Additional Information.


         Currently, Keystone Balanced offers only one class of shares. Shares are sold without any front-end sales charges, but are subject to a CDSC which ranges from 4% to 1% if shares are redeemed during the first four calendar years after purchase. In addition, shares are subject to distribution- related and shareholder servicing-related fees as described below. It is anticipated that Keystone Balanced will become a multiple class fund on or about January 9, 1998. Should this occur, the Fund will offer three classes of shares identical to the Class A, Class B and Class C shares of Evergreen Balanced Fund and hereafter described, including identical distribution-related and shareholder servicing-related expenses.


         Class Y Shares. Class Y shares are sold at net asset value without any initial sales charge and are not subject to distribution-related fees. Class Y shares are only available to certain classes of investors as is more fully described in the Prospectuses for Evergreen Balanced Fund and Evergreen Balanced.

         Class A  Shares.  Class A shares  are sold at net asset  value  plus an
initial   sales   charge   and,   as   indicated    below,    are   subject   to
distribution-related fees.

         Class B Shares. Class B shares are sold without an initial sales charge but are subject to a CDSC, which ranges from 5% to 1%, if shares are redeemed during the first six years after the month of purchase. In addition, Class B shares are subject to distribution-related fees and shareholder servicing-related fees as described below. Class B shares issued in the Reorganizations will automatically convert to Class A shares in accordance with the conversion schedule of Evergreen Balanced Fund in effect at the time of the Reorganizations. For purposes of determining when Class B shares issued in the Reorganizations to shareholders of Evergreen Balanced and Keystone Balanced will convert to Class A shares, such shares will be deemed to have been purchased as of the date the shares of Evergreen Balanced and Keystone Balanced were originally purchased.

         Class B shares are subject to higher distribution-related fees than the corresponding Class A shares on which a front-end sales charge is imposed (until they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares of the Fund.

         Class C Shares. Class C shares are sold without an initial sales charge but, as indicated below, are subject to distribution and shareholder servicing-related fees. Class C shares are subject to a 1% CDSC if such shares are redeemed during the month of purchase and the 12-month period following the month of purchase. No CDSC is imposed on amounts redeemed thereafter. Class C shares incur higher distribution and shareholder servicing-related fees than Class A shares but, unlike Class B shares, do not convert to any other class of shares.


         The amount of the CDSC applicable to redemptions of shares of Keystone Balanced, Evergreen Balanced Fund and Evergreen Balanced is charged as a percentage of the lesser of the then current net asset value or original cost. The CDSC is deducted from the amount of the redemption and is paid to the Fund's distributor or its predecessor, as the case may be. Shares of each Fund acquired through dividend or distribution reinvestment are not subject to a CDSC. For purposes of determining the schedule of CDSCs, and the time of conversion to Class A shares, applicable to shares of Evergreen Balanced Fund received by Evergreen Balanced's or Keystone Balanced's shareholders in the Reorganizations, Evergreen Balanced Fund will treat such shares as having been sold on the date the shares of Evergreen Balanced or Keystone Balanced were originally purchased by such Fund's shareholder. Additional information regarding the Classes of shares of each Fund is included in its respective Prospectus and Statement of Additional Information.


         Distribution-Related and Shareholder Servicing-Related
Expenses. Evergreen Balanced Fund and Evergreen Balanced have each adopted a Rule 12b-1 plan with respect to its Class A shares under which the Class may pay for distribution- related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the Class. Payments with respect to Class A shares of Evergreen Balanced Fund and Evergreen Balanced are currently limited to 0.25% of average daily net assets attributable to the Class, which amount may be increased to the full plan rate for such Fund by the Trustees without shareholder approval.

         Evergreen Balanced Fund and Evergreen Balanced have each also adopted a Rule 12b-1 plan with respect to its Class B and Class C shares under which each Class may pay for distribution-related and shareholder servicing-related expenses at an annual rate which may not exceed 1.00% (0.75% for Evergreen Balanced). Evergreen Balanced has also adopted, with respect to its Class B shares, a shareholder service plan which provides for payments in respect of "shareholder services" at an annual rate not to exceed 0.25% of average daily net assets attributable to the Class.


         The Class B and Class C Rule 12b-1 plans provide that of the total 1.00% 12b-1 fees, up to 0.25% may be for payment in respect of "shareholder services." Consistent with the requirements of Rule 12b-1 and the applicable rules of the National Association of Securities Dealers, Inc. ("NASD"), following the Reorganizations Evergreen Balanced Fund may make distribution-related and shareholder servicing-related payments with respect to Evergreen Balanced and Keystone Balanced shares sold prior to the Reorganizations, including payments to Keystone Balanced's former underwriter.

         Keystone Balanced has adopted a Rule 12b-1 plan with respect to its shares pursuant to which the Fund may pay for distribution-related and shareholder servicing-related expenses at an annual rate that may not exceed 1.25% of average daily net assets. The NASD limits the amount that the Fund may pay annually in distribution costs for the sale of its shares and shareholder service fees. The NASD currently limits such annual expenditures to 1.00% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay distribution costs and 0.25% may be used to pay shareholder service fees.

         Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its respective Prospectus and Statement of Additional Information.

Purchase and Redemption Procedures

         Information concerning applicable sales charges, distribution-related fees and shareholder servicing-related fees is described above. Investments in the Funds are not insured. The minimum initial purchase requirement for each Fund is $1,000. There is no minimum for subsequent purchases of shares of any Fund. Each Fund provides for telephone, mail or wire redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption request on each day the New York Stock Exchange ("NYSE") is open for trading. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the respective Prospectus for each Fund. Each Fund may involuntarily redeem shareholders' accounts that have less than $1,000 of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.


Exchange Privileges

         Shares of Evergreen Balanced may be exchanged for shares of a similar class of any other fund in the Evergreen Keystone fund family other than any fund in the Keystone Classic fund family. Exchanges of shares of Keystone Balanced are limited to the funds in the Keystone Classic fund family and Class K shares of Evergreen Money Market Fund. Shares of Evergreen Balanced Fund may be exchanged for shares of a similar class of any fund in the Evergreen Keystone fund family other than shares of any Keystone Classic fund. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another fund must amount to at least $1,000. The current exchange privileges, and the requirements and limitations attendant thereto, are described in each Fund's respective Prospectus and Statement of Additional Information.

Dividend Policy


         Each Fund distributes its investment company taxable income quarterly and net realized gains at least annually. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See the respective Prospectus of each Fund for further information concerning dividends and distributions.

         After the Reorganizations, shareholders of Evergreen Balanced and Keystone Balanced who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Evergreen Balanced Fund reinvested in shares of Evergreen Balanced Fund. Shareholders of Evergreen Balanced and Keystone Balanced who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Evergreen Balanced Fund in cash after the Reorganizations, although they may, after the Reorganizations, elect to have such dividends and/or distributions reinvested in additional shares of Evergreen Balanced Fund.

         Each of Evergreen Balanced and Keystone Balanced has qualified and intends to continue to qualify, and Evergreen Balanced Fund intends to qualify, to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, so long as each Fund distributes all of its investment company taxable income and any net realized gains to shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

Risks


         Since the investment objectives and policies of each Fund are comparable, the risks involved in investing in each Fund's shares are similar except that Evergreen Balanced Fund and Keystone Balanced invest in debt securities rated within the four highest categories by a NRSRO, and Evergreen
Balanced's purchases of debt securities are limited to those debt securities rated within the three highest categories by a NRSRO. For a discussion of each Fund's objectives and policies, see "Comparison of Investment Objectives and Policies." Bonds rated in the fourth highest category, although considered investment grade, have speculative characteristics. In addition, Evergreen
Balanced Fund and Keystone Balanced may invest up to 25% of their assets in below-investment grade securities. Evergreen Balanced may not purchase high yield, high risk bonds. High yield, high risk bonds generally involve greater volatility of price and risk of principal and income than bonds in the higher rating categories and are, on balance, considered predominantly speculative.

         Securities rated below-investment grade are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         Values of such securities are more sensitive to real or perceived adverse economic, company or industry conditions and publicity than is the case for higher quality securities.


Their values, like those of other fixed income securities, fluctuate in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of below-investment grade bonds, however, are generally less sensitive to interest rate changes than the prices of higher- rated bonds.

Shorter term bonds are less sensitive to interest rate changes, but longer term bonds generally offer higher yields.

         In addition, to the extent that investments are made in debt securities (other than U.S. government securities), derivatives or structured securities, such investments, despite favorable credit ratings, are subject to some risk of default.


         Each Fund may invest in derivatives. The market values of derivatives or structured securities may vary depending upon the manner in which the investments have been structured and may fluctuate much more rapidly and to a much greater extent than investments in other securities. As a result, the values of such investments may change at rates in excess of the rates at which traditional fixed income securities change and, depending on the structure of a derivative, would change in a manner opposite to the change in the market value of a traditional fixed income security. See each Fund's Prospectus and Statement of Additional Information for further discussion of the risks inherent in the use of derivatives.


         Each Fund may invest in foreign securities. Investing in securities of foreign issuers generally involves greater risk than investing in securities of domestic issuers for the following reasons: publicly available information on issuers and securities may be scarce; many foreign countries do not follow the same accounting, auditing, and financial reporting standards as are used in the U.S.; market trading volumes may be smaller, resulting in less liquidity and more price volatility compared to U.S. securities of comparable quality; there may be less regulation of securities trading and its participants; the possibility may exist for expropriation, confiscatory taxation, nationalization, establishment of exchange controls, political or social instability or negative diplomatic developments; and dividend or interest withholding may be imposed at the source.


         Fluctuations in foreign exchange rates impose an additional level of risk, possibly affecting the value of a Fund's foreign investments and earnings, gains and losses realized through trades, and the unrealized appreciation or depreciation of investments.

         Investing  in  securities  of issuers  in  emerging  markets  countries involves exposure to economic systems that are generally less mature and political systems that are generally less stable than those of developed countries. In addition, investing in companies in emerging markets countries may also involve exposure to national policies that may restrict investment by foreigners and undeveloped legal systems governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies in emerging markets countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.


                         REASONS FOR THE REORGANIZATIONS

         At a regular meeting held on September 16, 1997, the Board of Trustees of Evergreen Investment Trust considered and approved the Reorganization as in the best interests of Evergreen Balanced shareholders and determined that the interests of existing shareholders of Evergreen Balanced will not be diluted as a result of the transactions contemplated by the Reorganization.

         At a regular meeting held on September 17, 1997, the Board of Trustees of Keystone Balanced considered and approved the Reorganization as in the best interests of shareholders and determined that the interests of existing shareholders of Keystone Balanced will not be diluted as a result of the transactions contemplated by the Reorganization.


         In approving each Plan, the Trustees reviewed various factors about the respective Funds and the proposed Reorganizations. The Reorganizations are part of an overall plan to convert the Evergreen Keystone funds into series of Delaware business trusts and, to the extent practicable, simplify and make consistent various investment restrictions and policies. Holders of shares of beneficial interest in a Massachusetts business trust or a Pennsylvania common law trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. Although provisions of the Declaration of Trust and other legal documents pertaining to each Fund's affairs seek to minimize the potential for such liability, some degree of exposure, however unlikely, continues to exist with respect to the Funds as long as they are governed by Massachusetts or Pennsylvania law, as applicable. Substantially all written agreements, obligations, instruments, or undertakings made by Evergreen Balanced or Keystone Balanced must contain a provision limiting the obligations created by that transaction to the Fund to which the transaction relates, as well as related provisions to the effect that the shareholders of the Fund and Trustees of the Trust under which the Fund operates are not personally liable thereunder. Although the Declarations of Trust of Evergreen Investment Trust and Keystone Balanced provide for indemnification out of the Funds' property of any shareholder held personally liable for the obligations of a Fund solely by reason of his or her being or having been a shareholder, a shareholder could conceivably incur financial loss exceeding any amounts indemnified on account of shareholder liability if the circumstances were such that the Fund had insufficient assets or would otherwise be unable to meet its obligations.


         As a Delaware business trust, the Evergreen Equity Trust's operations will be governed by applicable Delaware law rather than by Massachusetts or Pennsylvania law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Shareholders of Delaware corporations do not have personal liability for obligations of the corporation.


         Delaware has obtained a favorable national reputation for its business laws and business environment. The Delaware courts, which may be called upon to interpret the Delaware Act, are among the nation's most highly respected and have an expertise in corporate matters which in part grew out of the fact that Delaware corporate legal issues are concentrated in the Court of Chancery where there are no juries and where judges issue written opinions explaining their decisions. Thus, there is a well established body of precedent which may be relevant in deciding issues pertaining to a Delaware business trust.

         There are other advantages that may be afforded by a Delaware business trust. Under Delaware law, the Evergreen Equity Trust will have the flexibility to respond to future business contingencies. For example, the Trustees will have the power to change the Evergreen Equity Trust to a corporation, to merge or consolidate it with another entity, to cause each series to become a separate trust, and to change the Evergreen Equity Trust's domicile without a shareholder vote. This flexibility could help to assure that the Evergreen Equity Trust operates under the most advanced form of organization and could reduce the expense and frequency of future shareholder meetings for non-investment related issues.

         In addition, although it is proposed that Evergreen Balanced and Keystone Balanced each sell all of its assets to Evergreen Balanced Fund, a newly established series of Evergreen Equity Trust, an important part of the Reorganizations is that Evergreen Balanced, for all practical purposes, will be combined with Keystone Balanced. For tax purposes, the Reorganizations are structured so that Evergreen Balanced would be deemed the surviving fund. However, the investment objective and policies of Evergreen Balanced Fund are identical to those of Keystone Balanced and similar to those of Evergreen Balanced. Consequently, in considering the Reorganizations, each Fund's Trustees reviewed the Reorganization in the context of Evergreen Balanced being combined with Keystone Balanced.

         Evergreen Balanced and Keystone Balanced have similar
investment objectives and policies and comparable risk
profiles. See "Comparison of Investment Objectives and Policies" below. At the same time, the Boards of Trustees of Evergreen Balanced and Keystone Balanced evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved upon the combination of Evergreen Balanced with another Evergreen Keystone fund with a greater level of assets. As of August 31, 1997, Keystone Balanced's net assets were approximately $1,607 million and Evergreen Balanced's net assets were approximately $961 million.

         In addition, assuming that an alternative to the Reorganizations would be to propose that Evergreen Balanced and Keystone Balanced continue their existences as separate series of Evergreen Equity Trust, Evergreen Balanced would be offered through common distribution channels with the substantially identical Keystone Balanced. Evergreen Balanced would also have to bear the cost of maintaining its separate existence. FUNB and Keystone believe that the prospect of dividing the resources of the Evergreen Keystone mutual fund organization between two substantially similar funds could result in each Fund being disadvantaged due to an inability to achieve optimum size, performance levels and the greatest possible economies of scale. Accordingly, for the reasons noted above and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, FUNB and Keystone believe that the proposed Reorganizations would be in the best interests of each Fund and its shareholders.

         The Board of Trustees of Evergreen Investment Trust and the Board of Trustees of Keystone Balanced met and considered the recommendations of FUNB and Keystone, and, in addition, considered among other things, (i) the disadvantages which apply to operating each Fund as a series of a Massachusetts business trust or a Pennsylvania common law trust, respectively; (ii) the advantages which apply to each Fund operating as a series of a Delaware business trust; (iii) the terms and conditions of the Reorganization; (iv) whether the Reorganization would result in the dilution of shareholders' interests; (v) expense ratios, fees and expenses of Evergreen Balanced and Keystone Balanced; (vi) the comparative performance records of each of the Funds; (vii) compatibility of their investment objectives and policies; (viii) the investment experience, expertise and resources of Keystone; (ix) service features available to shareholders of the respective Funds and Evergreen Balanced Fund; (x) the fact that FUNB will bear the expenses incurred by Evergreen Balanced and Keystone Balanced in connection with the Reorganizations; (xi) the fact that Evergreen Balanced Fund will assume certain identified liabilities of Evergreen Balanced and Keystone Balanced; and (xii) the expected federal income tax consequences of the Reorganizations.

         The Trustees of Evergreen Investment Trust also considered the benefits to be derived by shareholders of Evergreen Balanced from its combination, for all practical purposes, with Keystone Balanced. In this regard, the Trustees considered the potential benefits of being associated with a larger entity and the economies of scale that could be realized by the participation by shareholders of Evergreen Balanced.

         In addition, the Trustees of Evergreen Investment Trust and Keystone Balanced considered that there are alternatives available to shareholders of Evergreen Balanced and Keystone Balanced, including the ability to redeem their shares, as well as the option to vote against the Reorganizations.

         During their consideration of the Reorganizations the Trustees met with Fund counsel and counsel to the Independent Trustees regarding the legal issues involved. The Trustees of Evergreen Equity Trust on behalf of Evergreen Balanced Fund also approved at a meeting on September 17, 1997 the proposed Reorganizations.

               THE TRUSTEES OF EVERGREEN INVESTMENT TRUST RECOMMEND
                   THAT THE SHAREHOLDERS OF EVERGREEN BALANCED
                      APPROVE THE PROPOSED REORGANIZATION.

                        THE TRUSTEES OF KEYSTONE BALANCED
                     RECOMMEND THAT SHAREHOLDERS APPROVE THE
                            PROPOSED REORGANIZATION.

Agreements and Plans of Reorganization

         The following summary is qualified in its entirety by reference to the Plans (Exhibits A-1 and A-2 hereto).


         Each Plan provides that Evergreen Balanced Fund will acquire all of the assets of Evergreen Balanced and Keystone Balanced, respectively, in exchange for shares of Evergreen Balanced Fund and the assumption by Evergreen Balanced Fund of certain identified liabilities of Evergreen Balanced and Keystone Balanced on or about January 23, 1998 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Evergreen
Balanced and Keystone Balanced will endeavor to discharge all of their known liabilities and obligations. Evergreen Balanced Fund will not assume any liabilities or obligations of

Evergreen Balanced and Keystone Balanced other than those reflected in an unaudited statement of assets and liabilities of Evergreen Balanced and Keystone Balanced prepared as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date. Evergreen Balanced Fund will provide the Trustees of Keystone Balanced with certain indemnifications as set forth in the Plan. The number of full and fractional shares of Evergreen Balanced Fund to be received by the shareholders of Evergreen Balanced and Keystone Balanced will be as follows. Shareholders of Keystone Balanced will receive the number of shares of each class of Evergreen Balanced Fund equal to the number of shares of each corresponding class as they currently hold of Keystone Balanced. Shareholders of Evergreen Balanced will receive the number of shares of Evergreen Balanced Fund determined by multiplying the respective outstanding class of shares of Evergreen Balanced by a factor which shall be computed by dividing the net asset value per share of the respective class of Evergreen Balanced by the net asset value per share of the respective class of Evergreen Balanced Fund. Such computations will take place as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.


         State Street Bank and Trust Company, the custodian for the Funds, will compute the value of Evergreen Balanced's and Keystone Balanced's respective portfolio securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Evergreen Balanced Fund, Rule 22c-1 under the 1940 Act, and with the interpretations of such Rule by the SEC's Division of Investment Management.

         At or prior to the Closing Date, Evergreen Balanced may (although for tax purposes it is not required to do so) and Keystone Balanced will have declared a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to each Fund's shareholders (in shares of each Fund, or in cash, as the shareholder has previously elected) all of each Fund's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

         As soon after the Closing Date as conveniently practicable, Evergreen Balanced and Keystone Balanced will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Evergreen Balanced Fund received by each Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of each Fund's shareholders on the share records of Evergreen Balanced Fund's transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Evergreen Balanced Fund due to each Fund's shareholders. All issued and outstanding shares of each Fund, including those represented by certificates, will be canceled. The shares of Evergreen Balanced Fund to be issued will have no preemptive or conversion rights. After such distributions and the winding up of its affairs, each of Evergreen Balanced and Keystone Balanced will be terminated. In connection with such terminations, Evergreen Balanced and Keystone Balanced will file with the SEC applications for termination as registered investment companies.

         The consummation of each Reorganization is subject to the conditions set forth in the Plan for Evergreen Balanced and the Plan for Keystone Balanced, including approval by each Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of each Fund's shareholders, each Plan may be terminated (a) by the mutual agreement of the Fund and Evergreen Balanced Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.


         The expenses of Evergreen Balanced and Keystone Balanced in connection with the Reorganizations (including the cost of any proxy soliciting agent) will be borne by FUNB whether or not the Reorganizations are consummated. The current Trustees of Evergreen Investment Trust and Keystone Balanced, including those Trustees not continuing to serve as Trustees of Evergreen Equity Trust, will retain their ability to make claims under their existing directors and officers insurance policy for a period of three years following the consummation of the Reorganizations.

         If the Reorganization is not approved by shareholders of a Fund, the Board of Trustees of Evergreen Investment Trust and Keystone Balanced, as applicable, will consider other possible courses of action in the best interests of shareholders.

Federal Income Tax Consequences

         Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of a Reorganization, Evergreen Balanced and Keystone Balanced will each receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Reorganization:

         (1) The transfer of all of the assets of the Fund solely in exchange for shares of Evergreen Balanced Fund and the assumption by Evergreen Balanced Fund of certain identified liabilities, followed by the distribution of Evergreen Balanced Fund's shares by the Fund in dissolution and liquidation of the Fund, will constitute a "reorganization" within the meaning of section 368(a)(1)(F) (with respect to Evergreen Balanced and 368(a)(1)(D) with respect to Keystone Balanced) of the Code, and Evergreen Balanced Fund and the Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by the Fund on the transfer of all of its assets to Evergreen Balanced Fund solely in exchange for Evergreen Balanced Fund's shares and the assumption by Evergreen Balanced Fund of certain identified liabilities of the Fund or upon the distribution of Evergreen Balanced Fund's shares to the Fund's shareholders in exchange for their shares of the Fund;

         (3) The tax basis of the assets transferred will be the same to Evergreen Balanced Fund as the tax basis of such assets to the Fund immediately prior to the Reorganization, and the holding period of such assets in the hands of Evergreen Balanced Fund will include the period during which the assets were held by the Fund;

         (4) No gain or loss will be recognized by Evergreen Balanced Fund upon the receipt of the assets from the Fund solely in exchange for the shares of Evergreen Balanced Fund and the assumption by Evergreen Balanced Fund of certain identified liabilities of the Fund;

         (5) No gain or loss will be recognized by the Fund's shareholders upon the issuance of the shares of Evergreen Balanced Fund to them, provided they receive solely such shares (including fractional shares) in exchange for their shares of the Fund; and

         (6) The aggregate tax basis of the shares of Evergreen Balanced Fund, including any fractional shares, received by each of the shareholders of the Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Fund held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Evergreen Balanced Fund, including fractional shares, received by each such shareholder will include the period during which the shares of the Fund exchanged therefor were held by such shareholder (provided that the shares of the Fund were held as a capital asset on the date of the Reorganization).

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If a Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, shareholders of Evergreen Balanced and Keystone Balanced would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Evergreen Balanced Fund shares he or she received. Shareholders of Evergreen Balanced and Keystone Balanced should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen Balanced Fund. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of Evergreen Balanced and Keystone Balanced should also consult their tax advisers as to the state and local tax consequences, if any, of the Reorganization.

Pro-forma Capitalization


         The following table sets forth the capitalizations of Evergreen Balanced and Keystone Balanced as of August 31, 1997 and the capitalization of Evergreen Balanced Fund on a pro forma basis as of that date, giving effect to the proposed acquisitions of assets at net asset value, the conversion of certain Keystone Balanced Class B shares to Class A shares (see "Comparison of Fees and Expenses") and the redemption of certain Evergreen Balanced Class Y shares. As a result of the anticipated redemption of Class Y shares, the aggregate net assets of Evergreen Balanced Fund are expected to be reduced by approximately $797,000,000. As a newly created series of Evergreen Equity Trust, Evergreen Balanced Fund, immediately preceding the Closing Date, will have nominal assets and liabilities. The pro forma data reflects an exchange ratio of approximately 1.04, 1.04, 1.04, and 1.04 Class A, Class B, Class C and Class Y shares, respectively, of Evergreen Balanced Fund issued for each Class A, Class B, Class C and Class Y share, respectively, of Evergreen Balanced and an exchange ratio of approximately 1.00 Class B share of Evergreen Balanced Fund issued for each share of Keystone Balanced.


                      Capitalization of Evergreen Balanced,

                         Keystone Balanced and Evergreen
                            Balanced Fund (Pro Forma)


                                                                                            Evergreen
                                                                                            Balanced Fund
                                                                                            (After
                                Evergreen                     Keystone                      Reorgani-
                                Balanced                      Balanced                      zations)
                                ------------                  --------                      ------------

Net Assets

   Class A....                  $45,830,601                   N/A
                                                                                            $1,265,730,699
   Class B....                  $116,536,530                                                $503,671,207

                                                              $1,607,034,775

   Class C....                  $463,417                      N/A                           $463,417
   Class Y....                  $798,019,003                  N/A                           $1,360,258

                                ------------                  --------------                --------------

   Total Net
   Assets.....                  $960,849,551                  $1,607,034,775                $1,771,225,581
Net Asset Value
Per Share
   Class A....                  $13.58                        NA                            $13.01
   Class B....                  $13.57                        $13.01                        $13.01
   Class C....                  $13.50                        NA                            $13.01
   Class Y....                  $13.59                        NA                            $13.01
Shares
Outstanding

   Class A....                  3,374,242                     NA
                                                                                            97,303,603
   Class B....                  8,586,333                     123,543,047
                                                                                            38,717,442

   Class C....                  34,335                        NA                            35,628
   Class Y....                  58,736,955                    NA                            104,555

                                ----------                    -----------                   -----------


                                                                                            Evergreen
                                                                                            Balanced Fund
                                                                                            (After
                                Evergreen                     Keystone                      Reorgani-
                                Balanced                      Balanced                      zations)
                                ------------                  --------                      ------------
   All Classes.                 70,731,865                    123,543,047                   136,161,228


         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganizations; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganizations.

Shareholder Information

         As of November 10, 1997 (the "Record Date"), there were 120,903,563.157 shares of Keystone Balanced outstanding and 3,303,025.937 Class A, 8,574,448.553 Class B, 39,273.363 Class C and 58,663,995.892 Class Y shares (a total of 70,550,742.745 shares) of Evergreen Balanced outstanding.

         As of September 30, 1997, the officers and Trustees of Evergreen Investment Trust beneficially owned as a group less than 1% of the outstanding shares of Evergreen Balanced. To Evergreen Balanced's knowledge, the following persons owned beneficially or of record more than 5% of Evergreen Balanced's total outstanding shares as of September 30, 1997:


                                                                                                   Percen-

                                                                             Percen-               tage of

                                                                             tage of               Shares of
                                                                             Shares of             Class
                                                                             Class                 Outstand-
                                                                             Before                ing After
                                                      No. of                 Reorgani-             Reorgani-
Name and Address                        Class         Shares                 zations               zations
----------------                        -----         ------                 ---------             ---------

First Union National                    Y             32,313,744             54.78                    0
Bank
Trust Accounts
Attn: Ginny Batten

11th Floor CMG-
1151

301 S. Tryon Street
Charlotte, NC 28288-
0002


First Union National

Bank                                    Y             26,455,704             44.85
Trust Accounts                                                                                        0
Attn: Ginny Batten

11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC 28288-
0002
                                        C             10,251                 27.86                 27.86

Merrill Lynch Pierce
Fenner & Smith
for the sole benefit
of its customers
Attn: Fund
Administration
4800 Deer Lake Drive
 East 3rd Floor
Jacksonville, FL
32246-6484


Donaldson Lufkin                        C             4,260                  11.58                 11.58
Jenrette Securities
Corporation
P.O. Box 2052
Jersey City, NJ
07303-2052

                                        C             3,941                  10.71                 10.71
FUBS & Co. FEBO
FUNB NC FBO Goldston
S. Bldg.
Supply Loan Acct
Attn: Frank Pierce
Loan Officer
P.O. Box 3008
8th Floor
Raleigh, NC 27602-
3008

FUBS & Co. FEBO                         C             2,366                  6.43                  6.43
First Union National
Bank - FL FBO
Leroy Selby Jr.
Loan Acct.
Attn: Carol Moening
HWY 50 Office
Titusville, FL 32780



         As of September 30, 1997, the officers and Trustees of Keystone Balanced beneficially owned as a group less than 1% of the outstanding shares of Keystone Balanced. To Keystone Balanced's knowledge, no person owned beneficially or of record more than 5% of Keystone Balanced's total outstanding shares as of September 30, 1997.

                               COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES


         The following discussion is based upon and qualified in its entirety by the descriptions of the respective investment objectives, policies and restrictions set forth in the respective Prospectuses and Statements of Additional Information of the Funds. The investment objective, policies and restrictions of Evergreen Balanced Fund can be found in the Prospectuses of Evergreen Balanced Fund under the caption "Investment Objective and Policies." The investment objectives, policies and restrictions of Evergreen Balanced and Keystone Balanced can be found in the respective Prospectus of each Fund under the caption "Investment Objective and Policies."

         The investment objective and policies of Evergreen Balanced Fund and Keystone Balanced are identical. Each Fund seeks current income. Unlike Evergreen Balanced Fund, the investment objective of Keystone Balanced cannot be changed without shareholder approval.

         The following discussion of Evergreen Balanced Fund's investment policies and restrictions applies equally to Keystone Balanced. Under normal circumstances, Evergreen Balanced Fund invests in a combination of equity and debt securities chosen primarily for their potential for current income and secondarily, to the extent consistent with the Fund's investment objective, for their potential for capital appreciation. The Fund normally emphasizes securities having a liberal current yield consistent with investment quality on which the interest or dividend payments are considered reasonably secure. Under normal circumstances, the Fund maintains at least 25% of its total assets in fixed income senior securities. The Fund will invest, under normal circumstances, at least 50% of its total assets in equity securities. The Fund may invest in any type of security, including bonds, debentures and income obligations as well as common and preferred stocks.

         Debt securities, which include both secured and unsecured obligations, will, at the time of investment, be rated within the four highest categories by Standard & Poor's Ratings Group

("S&P") (AAA, AA, A and BBB), by Fitch Investors Services, L.P. ("Fitch") (AAA, AA, A, BBB) or by Moody's Investors Service ("Moody's") (Aaa, Aa, A and Baa), or if not rated or rated under a different system, are of comparable quality to obligations so rated, as determined by its investment adviser. For a description of such ratings, see Evergreen Balanced Fund's Statement of Additional Information.


         Evergreen Balanced Fund may also invest in limited partnerships, including master limited partnerships, and in foreign securities (up to 25% of its assets). The Fund may also invest up to 25% of its assets in below-investment grade securities issued by United States (U.S.) and foreign issuers having a rating range of BB to CCC by S&P or Fitch, and/or Ba to Caa by Moody's, or if unrated or rated under a different system, believed by the Fund's investment adviser to be of comparable quality. Evergreen Balanced Fund's debt securities may include zero coupon bonds and payment-in-kind securities.


         The Fund also may invest, for temporary defensive purposes, up to 100% of its assets in short-term obligations. Such obligations may include master demand notes, commercial paper and notes, bank deposits and other financial institution obligations.


         Evergreen Balanced Fund may also invest in certain types of derivative instruments, including options, futures and mortgage-related securities, such as collateralized mortgage obligations, and enter into interest rate transactions such as swaps, caps and floors.


         The investment objective of Evergreen Balanced, which cannot be changed without shareholder approval, is to achieve a long-term total return through capital appreciation, dividends and interest income. The Fund invests in common and preferred stocks for growth and fixed income securities to provide a stable income flow.

         The percentage of Evergreen Balanced's assets invested in common and preferred stocks will vary from time to time in accordance with changing economic and market conditions. It is anticipated that over the long term the Fund's portfolio will average 60% in common and preferred stocks and 40% in bonds. However, normally the Fund's asset allocation will range between 40-75% in common and preferred stocks, 25-50% fixed income securities (including some convertible securities) and 0-25% cash equivalents. Moderate shifts between types of assets are made in an attempt to maximize returns or reduce risk.

         Evergreen Balanced invests in common, preferred and convertible preferred stocks and bonds of U.S. companies with a minimum of $100 million in market capitalization and which are listed on major stock exchanges or traded over-the-counter. The Fund may also invest in American Depositary Receipts of foreign companies which are traded on the New York or American Stock Exchanges or the over-the-counter market.


         The fixed income portion of Evergreen Balanced's portfolio may be invested in corporate bonds (including convertible bonds) rated, at the time of purchase, within the three highest categories (A or better) by S&P or Moody's or, if unrated, determined to be of comparable quality by its investment adviser.


         Short-term or defensive investments in which Evergreen Balanced may invest, are similar to those investments of Evergreen Balanced Fund. In addition, Evergreen Balanced may engage in options and futures transactions. Evergreen Balanced does not engage in certain derivative transactions permitted for Evergreen Balanced Fund such as swaps, caps and floors.

         The principal differences between Evergreen Balanced Fund and Keystone Balanced on the one hand, and Evergreen Balanced on the other, relate to the minimum credit quality of the Funds' investments (BBB or better for Evergreen Balanced Fund and Keystone Balanced and A or better for Evergreen Balanced) and Evergreen Balanced Fund's and Keystone Balanced Fund's ability to invest in high yield, high risk debt securities.

         The characteristics of each investment policy and the associated risks are described in each Fund's respective Prospectus and Statement of Additional Information. The Funds have other investment policies and restrictions which are also set forth in the Prospectus and Statement of Additional Information of each Fund.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

Forms of Organization

         Evergreen Equity Trust, Evergreen Investment Trust and Keystone Balanced are open-end management investment companies registered with the SEC under the 1940 Act, which continuously offer shares to the public. Evergreen Investment Trust and Keystone Balanced are organized as a Massachusetts business trust and a Pennsylvania common law trust, respectively. Evergreen Equity Trust is organized as a Delaware business trust. Each Trust is governed by a Declaration of Trust, ByLaws and a Board of Trustees. Each Trust is also governed by applicable Delaware, Massachusetts, Pennsylvania and federal law. Evergreen Balanced Fund is a series of Evergreen Equity Trust and Evergreen Balanced is a series of Evergreen Investment Trust.

Capitalization


         The beneficial interests in Evergreen Balanced Fund are represented by an unlimited number of transferable shares of beneficial interest $.001 par value per share. The beneficial interests in Evergreen Balanced and Keystone Balanced are represented by an unlimited number of transferable shares of beneficial interest with a $.0001 and $1.00 par value per share, respectively. The respective Declaration of Trust under which each Fund has been established permits the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued. Except with respect to Evergreen Balanced Fund, where each share of the Fund is entitled to one vote for each dollar of net asset value applicable to such share, each Fund's shares have equal voting rights with respect to matters affecting shareholders of all classes of each Fund and represent equal proportionate interests in the assets belonging to each class of shares of the Funds. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by series as to matters, such as approval of or amendments to investment advisory agreements or proposed reorganizations, that affect only their particular series.


Shareholder Liability

         Under Massachusetts and Pennsylvania law, shareholders of a business or common law trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the respective Declaration of Trust under which Evergreen Balanced and Keystone Balanced was established disclaims shareholder liability for acts or obligations of the series and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. Each Declaration of Trust provides for indemnification out of the series property for all losses and expenses of any shareholder held personally liable for the obligations of the series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the series or the Trust itself would be unable to meet its obligations. A substantial number of mutual funds in the United States are organized as Massachusetts business trusts.

         Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists in any other state. As a result, to the extent that Evergreen Equity Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject shareholders of a Delaware trust to liability. To guard against this risk, the Declaration of Trust of Evergreen Equity Trust: (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of Evergreen Equity Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Equity Trust is remote.

Shareholder Meetings and Voting Rights

         Neither Evergreen Equity Trust on behalf of Evergreen Balanced Fund, Evergreen Investment Trust on behalf of Evergreen Balanced nor Keystone Balanced is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 25% or 10% of the outstanding shares of Evergreen Investment Trust or Keystone Balanced, respectively. In addition, each is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Each Trust currently does not intend to hold regular shareholder meetings. Each Trust does not permit cumulative voting. Except when a larger quorum is required by applicable law, for Evergreen Balanced Fund and Evergreen Balanced , twenty-five percent (25%) of the outstanding shares entitled to vote, and, for Keystone Balanced, a majority of the outstanding shares entitled to vote on a matter, constitutes a quorum for consideration of such matter. For Evergreen Balanced Fund, a majority of the shares voted, for Evergreen Balanced, a majority of the shares entitled to vote and for Keystone Balanced, a majority of the shares present and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).


         Under the Declaration of Trust of Evergreen Equity Trust, each share of Evergreen Balanced Fund is entitled to one vote for each dollar of net asset value applicable to each share. Under the current voting provisions governing Evergreen Balanced and Keystone Balanced, each share is entitled to one vote. Over time, the net asset values of the Funds have changed in relation to one another and are expected to continue to do so in the future. Because of the divergence in net asset values, a given dollar investment in a Fund with a lower net asset value will purchase more shares and, under the Funds' current voting provisions, have more votes than the same investment in a Fund with a higher net asset value. Under the Declaration of Trust of Evergreen Equity Trust, voting power is related to the dollar value of the shareholder's investment rather than to the number of shares held.


Liquidation or Dissolution


         In the event of the liquidation of Evergreen Balanced Fund, Evergreen Balanced and Keystone Balanced, the shareholders are entitled to receive, when, and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund.


Liability and Indemnification of Trustees

         Each of the Declaration of Trust of Evergreen Investment Trust and of Keystone Balanced provides that a Trustee shall be liable only for his own willful defaults and that no Trustee shall be protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Each Declaration of Trust provides that a present or former Trustee or officer is entitled to indemnification against liabilities and expenses with respect to claims related to his or her position with the Fund, unless such Trustee or officer shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Fund, or unless such Trustee or officer is otherwise subject to liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the event of settlement, no such indemnification shall be provided unless there has been a determination that such Trustee or officer appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund and that such indemnification would not protect such person against any liability to the Fund to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Under the Declaration of Trust of Evergreen Equity Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declarations of Trust, By-Laws, Delaware, Massachusetts and Pennsylvania law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws, Delaware, Massachusetts and Pennsylvania law directly for more complete information.

                                            ADDITIONAL INFORMATION

         Evergreen Balanced Fund. Information concerning the operation and management of the Evergreen Balanced Fund is incorporated herein by reference from the Prospectuses dated November 10, 1997, copies of which are enclosed, and Statement of Additional Information dated November 10, 1997. A copy of such Statement of Additional Information is available upon request and without charge by writing to Evergreen Balanced Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-343- 2898.


         Evergreen Balanced. Information about the Fund is included in its current Prospectuses dated July 1, 1997, as supplemented, and in the Statement of Additional Information of the same date that have been filed with the SEC, all of which are incorporated herein by reference. Copies of the Prospectuses and Statement of Additional Information are available upon request and without charge by writing to the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-343- 2898.

         Keystone Balanced. Information about the Fund is included in its current Prospectus dated September 2, 1997, as supplemented, and in the Statement of Additional Information of the same date that have been filed with the SEC, all of which are incorporated herein by reference. A copy of the Prospectus and Statement of Additional Information are available upon request and without charge by writing to the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-343-2898.


         Evergreen Balanced Fund and Keystone Balanced are each subject to the informational requirements of the Securities

Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information, including proxy material and charter documents, with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048.


                                  VOTING INFORMATION CONCERNING THE MEETINGS


         This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Trustees of Evergreen Investment Trust and Keystone Balanced to be used at each Special Meeting of Shareholders to be held at 3:00 p.m., January 6, 1998, at the offices of the Evergreen Keystone Funds, 200 Berkeley Street, Boston, Massachusetts 02116, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the meeting and a proxy card, is first being mailed to shareholders of Evergreen Balanced and Keystone Balanced on or about November 14, 1997. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the outstanding shares entitled to vote of Keystone Balanced, and with respect to Evergreen Balanced, the holders of 25% of the outstanding shares entitled to vote, at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Such proxies will have the effect of being counted as votes against the Plan since the vote required is either a majority of the shares present and entitled to vote or a majority of the shares entitled to vote. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of Evergreen Investment Trust or Keystone Balanced, as applicable, 200 Berkeley Street, Boston, Massachusetts 02116. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

         Approval of each Plan will require the affirmative vote, for Keystone Balanced, of a majority of the shares present and entitled to vote, and, for Evergreen Balanced, the affirmative vote of a majority of the shares entitled to vote, with all Classes voting together as a single class at Meetings at which a quorum of each Fund's shares is present. Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote.


         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of FUNB, its affiliates or other representatives of Evergreen Balanced and Keystone Balanced (who will not be paid for their soliciting activities). Shareholder Communications Corporation ("SCC") and its agents have been engaged by Evergreen Balanced and Keystone Balanced to assist in soliciting proxies, and may call shareholders to ask if they would be willing to authorize SCC to execute a proxy on their behalf authorizing the voting of their shares in accordance with the instructions given over the telephone by the shareholders. In addition, shareholders may call SCC at 1-800-733-8481 extension 404 between the hours of 9:00 a.m. and 11:00 p.m. Eastern time in order to initiate the processing of their votes by telephone. SCC will utilize a telephone vote solicitation procedure designed to authenticate the shareholder's identity by asking the shareholder to provide his or her social security number (in the case of an individual) or taxpayer identification number (in the case of an entity). The shareholder's telephone instructions will be implemented in a proxy executed by SCC and a confirmation will be sent to the shareholder to ensure that the vote has been authorized in accordance with the shareholder's instructions. Although a shareholder's vote may be solicited and cast in this manner, each shareholder will receive a copy of this Prospectus/Proxy Statement and may vote by mail using the enclosed proxy card. The Funds believe that this telephonic voting system complies with applicable law and have reviewed opinions of counsel to that effect.

         If you wish to participate in the Meeting, but do not wish to give your proxy by telephone, you may still submit the proxy card included with this Prospectus/Proxy Statement or attend in person. Any proxy given by you, whether in writing or by telephone, is revocable.

         In the event that sufficient votes to approve a Reorganization are not received by January 6, 1998, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder who objects to a proposed Reorganization will not be entitled under either Massachusetts or

Pennsylvania law or the Declaration of Trust of Evergreen Investment Trust or Keystone Balanced, as applicable, to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganizations as proposed are not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganizations are consummated, shareholders will be free to redeem the shares of Evergreen Balanced Fund which they receive in the transaction at their then-current net asset value. Shares of Evergreen Balanced and Keystone Balanced may be redeemed at any time prior to the consummation of the Reorganizations. Shareholders of Evergreen Balanced and Keystone Balanced may wish to consult their tax advisers as to any differing consequences of redeeming Fund shares prior to the Reorganizations or exchanging such shares in the Reorganizations.

         Evergreen Balanced and Keystone Balanced do not hold annual shareholder meetings. If a Reorganization is not approved, shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Evergreen Investment Trust or Keystone Balanced, as applicable, at the address set forth on the cover of this Prospectus/Proxy Statement such that they will be received by the Funds in a reasonable period of time prior to any such meeting.

         The votes of the shareholders of Evergreen Balanced Fund are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganizations.

         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Evergreen Balanced and Keystone Balanced whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

                                       FINANCIAL STATEMENTS AND EXPERTS

         The financial statements of Evergreen Balanced as of March 31, 1997, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

         The financial statements of Keystone Balanced as of June 30, 1997, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Evergreen Balanced Fund will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                                                OTHER BUSINESS

         The Trustees of Evergreen Investment Trust and Keystone Balanced do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.


         THE RESPECTIVE TRUSTEES OF EVERGREEN INVESTMENT TRUST AND KEYSTONE BALANCED RECOMMEND APPROVAL OF EACH RESPECTIVE PLAN AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLANS.


November 14, 1997

                                                                    EXHIBIT A-1

                                     AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 30th day of September, 1997, by and between the Evergreen Equity Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Trust"), with respect to its Evergreen Balanced Fund series (the "Acquiring Fund"), and Evergreen Investment Trust, a Massachusetts business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 ("Evergreen Trust") with respect to its Evergreen Balanced Fund series (the "Selling Fund").


         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class Y, Class A, Class B and Class C shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.


         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type, respectively, and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders;

         WHEREAS, the Trustees of Evergreen Trust have determined that the Selling Fund should exchange all of its assets and certain identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

         TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
             THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of each such class of the Selling Fund by the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume certain identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, and futures interests and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a statement of the Acquiring Fund's investment objectives, policies, and restrictions and a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.


         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount permitted to be charged to the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830, minus the amount of the sales charges paid or accrued (including asset based sales charges), plus permitted interest ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the

Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization.


         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.


         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the combined Prospectus and Proxy Statement on Form N-14 to be distributed to shareholders of the Selling Fund as described in paragraph 5.7.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8  TERMINATION.   The  Selling  Fund  shall  be  terminated  promptly
following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                                  ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to each of its classes by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                                           CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The Closing (the "Closing") shall take place on or about January 23, 1998 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. at the offices of the Evergreen Keystone Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Selling Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that (a) the Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

         3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.


         3.4 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, as transfer agent for the Selling Fund as of the Closing Date ("ESC"), shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause ESC, its transfer agent as of the Closing Date, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Evergreen Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.


                                                  ARTICLE IV

                                        REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts.

                  (b) The Selling Fund is a separate investment series of a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectuses and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of Evergreen Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The financial statements of the Selling Fund at March 31, 1997 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since March 31, 1997 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund (except that, under Massachusetts law, Selling Fund Shareholders could under certain circumstances be held personally liable for obligations of the Selling Fund). All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Proxy Statement of the Selling Fund to be included in the Registration Statement (as defined in paragraph 5.7)(other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise.

                  (g) At the Closing Date, there will not be any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (j) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the
Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (k) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (l) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

                  (m) The Prospectus and Proxy Statement (as defined in paragraph 5.7) to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

                 COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 APPROVAL OF SHAREHOLDERS. Evergreen Trust will call a meeting of the Selling Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by its independent auditors and certified by the Selling Fund's President and Treasurer.

         5.7 PREPARATION OF FORM N-14 REGISTRATION STATEMENT. The Selling Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 4.1(o) (the "Prospectus and Proxy Statement"), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act in connection with the meeting of the Selling Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

                                                  ARTICLE VI

                CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund, and, assuming that the Prospectus and Proxy Statement, and Registration Statement comply with the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                                   ARTICLE VII

              CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by Evergreen Trust's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Evergreen Trust.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Selling Fund, in a form satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund, and, assuming that the Prospectus and Proxy Statement, and Registration Statement comply with the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                                                 ARTICLE VIII

              FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of Evergreen Trust's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund may (although for tax purposes it is not required to do so) have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

         8.6 The parties shall have  received a favorable  opinion of Sullivan &
Worcester   LLP,   addressed  to  the  Acquiring   Fund  and  the  Selling  Fund
substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(F) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus and Proxy Statement, and inquiries of appropriate officials of the Selling Fund responsible for financial and accounting matters, nothing came to their attention that caused them to believe that such unaudited pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

                  (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus and Proxy Statement were prepared based on the valuation of the Selling Fund's assets in accordance with the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information pursuant to procedures customarily utilized by the Acquiring Fund in valuing its own assets; and


                  (e) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratios appearing in the Registration Statement and Prospectus and Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by Selling Fund's management and were found to be mathematically correct.


         In addition, the Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect, that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the calculation of net asset value per share of the Selling Fund as of the Valuation Date was determined in accordance with generally accepted accounting practices and the portfolio valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus and Proxy Statement, and inquiries of appropriate officials of the Trust responsible for financial and accounting matters, nothing came to their attention that caused them to believe that such unaudited pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

                  (c) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (d) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratio appearing in the Registration Statement and Prospectus and Proxy Statement agree with written estimates by each Fund's management and were found to be mathematically correct.

         8.9 The Acquiring Fund and the Selling Fund shall also have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund and the Selling Fund, dated on the Closing Date in form and substance satisfactory to the Funds, setting forth the federal income tax implications relating to capital loss carryforwards (if any) of the Selling Fund and the related impact, if any, of the proposed transfer of all of the assets of the Selling Fund to the Acquiring Fund and the ultimate dissolution of the Selling Fund, upon the shareholders of the Selling Fund.

                                                  ARTICLE IX

                                                   EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund will be borne by First Union National Bank. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus and Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                                   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

                                                  ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Trust, Evergreen Trust, the respective Trustees or officers, to the other party or its Trustees or officers.

                                   ARTICLE XII

                                                  AMENDMENTS

         This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                                                 ARTICLE XIII

                              HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of Evergreen Trust, shall be governed and construed in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.


         13.5 It is expressly agreed that the obligations of the Selling Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Evergreen Trust personally, but shall bind only the trust property of the Selling Fund, as provided in the Declaration of Trust of Evergreen Trust. The execution and delivery of this Agreement have been authorized by the Trustees of Evergreen Trust on behalf of the Selling Fund and signed by authorized officers of Evergreen Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Selling Fund as provided in the Declaration of Trust of Evergreen Trust.


         IN WITNESS WHEREOF, the parties have duly executed and sealed this Agreement, all as of the date first written above.



                                    EVERGREEN EQUITY TRUST
                                    ON BEHALF OF EVERGREEN
                                    BALANCED FUND


                                    By: /s/ JOHN J. PILEGGI

                                    Name: John J. Pileggi

                                    Title: President





                                    EVERGREEN INVESTMENT TRUST

                                    ON BEHALF OF EVERGREEN
                                    BALANCED FUND


                                    By: /s/ JOHN J. PILEGGI

                                    Name: John J. Pileggi

                                    Title: President

                                                            EXHIBIT A-2

                                     AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 30th day of September, 1997, by and between the Evergreen Equity Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Trust"), with respect to its Evergreen Balanced Fund series (the "Acquiring Fund"), and Keystone Balanced Fund (K-1), a Pennsylvania common law trust ("Keystone Trust"), with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 with respect to its Keystone Balanced Fund (K-1) series (the "Selling Fund").


         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(D) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.


         WHEREAS, the Selling Fund and the Acquiring Fund are a registered open-end investment company and a separate investment series of an open-end, registered investment company of the management type, respectively, and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders;

         WHEREAS,  the  Trustees  of  Keystone  Trust have  determined  that the
Selling Fund should exchange all of its assets and certain identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

         TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
           THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of each such class of the Selling Fund by the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume certain identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, and futures interests and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a statement of the Acquiring Fund's investment objectives, policies, and restrictions and a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. Except as specifically provided in this paragraph 1.3, the Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not except as specifically provided in this paragraph 1.3 assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund. The Acquiring Fund hereby agrees with Keystone Trust and each Trustee of Keystone Trust: (i) to indemnify each Trustee of Keystone Trust against all liabilities and expenses referred to in the indemnification provisions of Keystone Trust's Declaration of Trust and By-Laws, to the extent provided therein, incurred by any Trustee of Keystone Trust; and (ii) in addition to the indemnification provided in (i) above, to indemnify each Trustee of Keystone Trust against all liabilities and expenses and pay the same as they arise and become due, without any exception, limitation or requirement of approval by any person, and without any right to require repayment thereof by any such Trustee (unless such Trustee has had the same repaid to him or her) based upon any subsequent or final disposition or findings made in connection therewith or otherwise, if such action, suit or other proceeding involves such Trustee's participation in authorizing or permitting or acquiescing in, directly or indirectly, by action or inaction, the making of any distribution in any manner of all or any assets of the Selling Fund without making provision for the payment of any liabilities of any kind, fixed or contingent, of the Selling Fund, which liabilities were not actually and consciously personally known to such Trustee to exist at the time of such Trustee's participation in so authorizing or permitting or acquiescing in the making of any such distribution.


         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount permitted to be charged to the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830, minus the amount of the sales charges paid or accrued (including asset based sales charges), plus permitted interest ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the combined Prospectus and Proxy Statement on Form N-14 to be distributed to shareholders of the Selling Fund as described in paragraph 5.7.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8  TERMINATION.   The  Selling  Fund  shall  be  terminated  promptly
following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                    ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

     2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to each of its classes by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                                           CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The Closing (the "Closing") shall take place on or about January 23, 1998 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:30 a.m. at the offices of the Evergreen Keystone Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Selling Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that (a) the Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

         3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.4 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, as transfer agent for the Selling Fund as of the Closing Date ("ESC"), shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause ESC, its transfer agent as of the Closing Date, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Keystone Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.


                                                  ARTICLE IV

                                        REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:


                  (a) The Selling Fund is the sole investment series of a Pennsylvania common law trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Pennsylvania.


                  (b) The Selling Fund is the sole investment series of a Pennsylvania common law trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of Keystone Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The financial statements of the Selling Fund at June 30, 1997 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since June 30, 1997 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund (except that, under Pennsylvania law, Selling Fund Shareholders could under certain circumstances be held personally liable for obligations of the Selling Fund). All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Proxy Statement of the Selling Fund to be included in the Registration Statement (as defined in paragraph 5.7)(other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise.

                  (g) At the Closing Date, there will not be any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (j) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (k) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (l) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

                  (m) The Prospectus and Proxy Statement (as defined in paragraph 5.7) to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

                      COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 APPROVAL OF SHAREHOLDERS. Keystone Trust will call a meeting of the Selling Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by its independent auditors and certified by the Selling Fund's President and Treasurer.

         5.7 PREPARATION OF FORM N-14 REGISTRATION STATEMENT. The Selling Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 4.1(o) (the "Prospectus and Proxy Statement"), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act in connection with the meeting of the Selling Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

                                                  ARTICLE VI

           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund, and, assuming that the Prospectus and Proxy Statement, and Registration Statement comply with the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                                   ARTICLE VII

               CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by Keystone Trust's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Keystone Trust.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Selling Fund, in a form satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is the sole investment series of a Pennsylvania common law trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Pennsylvania and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is the sole investment series of a Pennsylvania common law trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund, and, assuming that the Prospectus and Proxy Statement, and Registration Statement comply with the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Pennsylvania is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                                    ARTICLE VIII

         FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of Keystone Trust's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

         8.6 The parties shall have  received a favorable  opinion of Sullivan &
Worcester   LLP,   addressed  to  the  Acquiring   Fund  and  the  Selling  Fund
substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(D) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus and Proxy Statement, and inquiries of appropriate officials of Keystone Trust responsible for financial and accounting matters, nothing came to their attention that caused them to believe that such unaudited pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

                  (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus and Proxy Statement were prepared based on the valuation of the

Selling Fund's assets in accordance with the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information pursuant to procedures customarily utilized by the Acquiring Fund in valuing its own assets; and


                  (e) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratios appearing in the Registration Statement and Prospectus and Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by Selling Fund's management and were found to be mathematically correct.


         In addition, the Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect, that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the calculation of net asset value per share of the Selling Fund as of the Valuation Date was determined in accordance with generally accepted accounting practices and the portfolio valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus and Proxy Statement, and inquiries of appropriate officials of the Trust responsible for financial and accounting matters, nothing came to their attention that caused them to believe that such unaudited pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

                  (c) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (d) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratio appearing in the Registration Statement and Prospectus and Proxy Statement agree with written estimates by each Fund's management and were found to be mathematically correct.

         8.9 The Acquiring Fund and the Selling Fund shall also have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund and the Selling Fund, dated on the Closing Date in form and substance satisfactory to the Funds, setting forth the federal income tax implications relating to capital loss carryforwards (if any) of the Selling Fund and the related impact, if any, of the proposed transfer of all of the assets of the Selling Fund to the Acquiring Fund and the ultimate dissolution of the Selling Fund, upon the shareholders of the Selling Fund.

                                                  ARTICLE IX

                                                   EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund will be borne by First Union National Bank. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus and Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction.

Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                                   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

                                                  ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, Keystone Trust, the Trust, the respective Trustees or officers, to the other party or its Trustees or officers.

                                   ARTICLE XII

                                                  AMENDMENTS

         This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                                 ARTICLE XIII

                 HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of Keystone Trust, shall be governed and construed in accordance with the laws of The Commonwealth of Pennsylvania, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.


         13.5 It is expressly agreed that the obligations of the Selling Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Keystone Trust personally, but shall bind only the trust property of the Selling Fund, as provided in the Declaration of Trust of Keystone Trust. The execution and delivery of this Agreement have been authorized by the Trustees of Keystone Trust and signed by authorized officers of Keystone Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Selling Fund as provided in the Declaration of Trust of Keystone Trust.

         IN WITNESS WHEREOF, the parties have duly executed and sealed this Agreement, all as of the date first written above.



                                    EVERGREEN EQUITY TRUST
                                    ON BEHALF OF EVERGREEN
                                    BALANCED FUND


                                    By:/s/JOHN J. PILEGGI

                                    Name:  John J. Pileggi

                                    Title: President






                                    KEYSTONE BALANCED FUND (K-
1)


                                    By:  /s/JOHN J. PILEGGI

                                    Name: John J. Pileggi

                                    Title: President

                       STATEMENT OF ADDITIONAL INFORMATION

                          Acquisition of the Assets of

                             EVERGREEN BALANCED FUND

                                   a Series of

                            EVERGREEN INVESTMENT TRUST
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                                (800) 343-2898

                                       and

                          KEYSTONE BALANCED FUND (K-1)
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 343-2898

                         By and In Exchange For Shares of

                             EVERGREEN BALANCED FUND

                                  a Series of

                              EVERGREEN EQUITY TRUST
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                  (800) 343-2898

         This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of Evergreen Balanced Fund ("Evergreen Balanced"), a series of Evergreen Investment Trust, and Keystone Balanced Fund ("Keystone Balanced"), to Evergreen Balanced Fund, a series of the Evergreen Equity Trust in exchange, as applicable, for Class Y, Class A, Class B and Class C shares of beneficial interest, $.001 par value per share, of Evergreen Balanced Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:


         (1) The Statement of Additional Information of Evergreen Balanced dated April 1, 1997 as supplemented;

         (2) The Statement of Additional Information of Keystone Balanced dated September 2, 1997;

         (3) Annual Report of Evergreen Balanced for the fiscal period ended March 31, 1997;

         (4) Annual Report of Keystone Balanced for the year ended June 30, 1997; and

         (5) Pro-Forma Combining Financial Statements (unaudited) dated June 30, 1997.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Evergreen Balanced Fund, Evergreen Balanced and Keystone Balanced dated November 14, 1997. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Evergreen Balanced Fund, Evergreen Balanced or Keystone Balanced at the telephone numbers or addresses set forth above.

         The date of this Statement of Additional Information is November 14, 1997.


                             EVERGREEN BALANCED FUND

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

             EVERGREEN KEYSTONE GROWTH AND INCOME AND BALANCED FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                  APRIL 1, 1997

                             AS AMENDED JULY 1, 1997


Growth and Income Funds

Evergreen Growth and Income Fund ("Growth and Income")
Evergreen Income and Growth Fund (formerly Evergreen Total Return Fund)
 ("Income and Growth")
Evergreen Small Cap Equity Income Fund ("Small Cap")
Evergreen Utility Fund ("Utility")
Evergreen Value Fund ("Value")
Keystone Fund for Total Return ("Total Return")

Balanced Funds

Evergreen Foundation Fund ("Foundation")
Evergreen Tax Strategic Foundation Fund ("Tax Strategic")
Evergreen American Retirement Fund ("American Retirement")
Evergreen Balanced Fund ("Balanced")

         This Statement of Additional Information pertains to all classes of shares of the Funds listed above. It is not a prospectus and should be read in conjunction with the Prospectus dated April 1, 1997 for the Growth and Income Funds and July 1, 1997 for the Balanced Funds, for the specific Fund in which you are making orcontemplating an investment. The Evergreen Keystone Growth and Income and Balanced Funds are offered through four separate prospectuses: one offering Class A, Class B and Class C shares and a separate prospectus offering Class Y shares of Growth and Income, Income and Growth, Small Cap, Utility, Value and Total Return; and one offering Class A, Class B and Class C shares and a separate prospectus offering Class Y shares of Foundation, Tax Strategic, American Retirement and Balanced.

--------------------------------------------------------------------------------


                                TABLE OF CONTENTS

--------------------------------------------------------------------------------


Investment Objectives and Policies.......................................3
Investment Restrictions..................................................7
Non-Fundamental Operating Policies......................................15
Certain Risk Considerations.............................................15
Management..............................................................16
Trustees ...............................................................16
Investment Advisers.....................................................28
Distribution Plans......................................................33
Allocation of Brokerage.................................................37
Additional Tax Information..............................................40
Net Asset Value.........................................................43
Purchase of Shares......................................................44
General Information about the Funds.....................................55
Performance Information.................................................56
General  ...............................................................62
Financial Statements....................................................62
Appendix "A"............................................................64

--------------------------------------------------------------------------------


                       INVESTMENT OBJECTIVES AND POLICIES
           (SEE ALSO "DESCRIPTION OF THE FUNDS - INVESTMENT OBJECTIVES
                    AND POLICIES" IN EACH FUND'S PROSPECTUS)

--------------------------------------------------------------------------------


         The investment objective(s) of each Fund and a description of the securities in which each Fund may invest is set forth under "Description of the Funds-Investment Objectives and Policies" in the relevant Prospectus. The investment objectives are fundamental and cannot be changed without the approval of shareholders. The following expands upon the discussion in the Prospectus regarding certain investments of each Fund.

U.S. Government Securities (All Funds)

     The types of U.S. government securities in which the Funds may invest generally include direct obligations of the U.S. Treasury such as U. S. Treasury bills, notes and bonds and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

     (i) the full faith and credit of the U.S. Treasury;

     (ii) the issuer's right to borrow from the U.S. Treasury;

     (iii) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or

     (iv) the credit of the agency or instrumentality issuing the obligations.

     Examples of agencies and instrumentalities that may not always receive financial support from the U.S. government are:

     (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

     (ii) Farmers Home Administration;

     (iii) Federal Home Loan Banks;

     (iv) Federal Home Loan Mortgage Corporation;

     (v) Federal National Mortgage Association; and

     (vi) Student Loan Marketing Association.

     Restricted and Illiquid Securities (All Funds)

     Each Fund may invest in restricted and illiquid securities. The ability of the Board of Trustees ("Trustees") to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for sale under the Rule. The Funds which invest in Rule 144A securities believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under the Rule) for determination by the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

     (i) the frequency of trades and quotes for the security;

     (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers;

     (iii) dealer undertakings to make a market in the security; and

     (iv) the nature of the security and the nature of the marketplace trades.

     Restricted securities would generally be acquired either from institutional investors who originally acquired the securities in private placements or directly from the issuers of the securities in private placements. Restricted securities and securities that are not readily marketable may sell at a discount from the price they would bring if freely marketable.

     When-Issued and Delayed Delivery Securities (Balanced, Tax Strategic, Utility, Value and Total Return)

     Securities purchased on a when-issued or delayed delivery basis are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. Balanced, Utility and Value do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of their assets and Tax Strategic's commitment to purchase when-issued securities will not exceed 25% of the Fund's total assets. Total Return does not intend to invest more than 5% of its net assets in when-issued or delayed delivery transactions.

Lending of Portfolio Securities (All Funds)

         Each Fund may lend its portfolio securities to generate income and to offset expenses. The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

     Reverse Repurchase Agreements (Small Cap, Utility, Value, Tax Strategic, Balanced and Total Return)

         Reverse repurchase agreements are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

     The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

     Options and Futures Transactions (All Funds except Balanced, American Retirement and Tax Strategic)

          Options which Balanced, Utility and Value trade must be listed on national securities exchanges.

Purchasing Put and Call Options on Financial Futures Contracts

         Balanced, Utility, Value and Total Return may purchase put and call options on financial futures contracts (in the case of Utility and Value limited to options on financial futures contracts for U.S. government securities). Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at an undetermined price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

         A Fund may purchase put and call options on futures to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the put option will increase in value. In such an event, a Fund will normally close out its option by selling an identical put option. If the hedge is successful, the proceeds received by the Fund upon the sale of the put option plus the realized gain offsets the decrease in value of the hedged securities.

         Alternately, a Fund may exercise its put option to close out the position. To do so, it would enter into a futures contract of the type underlying the option. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

Purchasing Options

          Balanced, Utility, Value and Total Return may purchase both put and call options on their portfolio securities. These options will be used as a hedge to attempt to protect securities which a Fund holds or will be purchasing against decreases or increases in value. A Fund may purchase put and call options for the purpose of offsetting previously written put and call options of the same series. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

         Balanced, Utility, Value and Total Return intend to purchase put and call options on currency and other financial futures contracts for hedging purposes. A put option purchased by a Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         Utility and Value currently do not intend to invest more than 5% of their net assets in options transactions. Total Return will not purchase a put option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such option.

"Margin" in Futures Transactions

         Unlike the purchase or sale of a security, a Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, a Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by a Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, a Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

         Balanced will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

         Income and Growth and Growth and Income may write covered call options to a limited extent on their portfolio securities ("covered options") in an attempt to earn additional income. A Fund will write only covered call option contracts and will receive premium income from the writing of such contracts. Income and Growth and Growth and Income may purchase call options to close out a previously written call option. In order to do so, the Fund will make a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. If an option is exercised, a Fund realizes a long-term or short-term gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

Junk Bonds (Growth and Income and Total Return)

     Consistent with its strategy of investing in "undervalued" securities, Growth and Income and Total Return may invest in lower medium and low-quality bonds also known as "junk bonds" and may also purchase bonds in default if, in the opinion of the Fund's investment adviser, there is significant potential for capital appreciation. Total Return may invest without limit in debt securities which are rated below investment grade. Growth and Income, however, will not invest more than 5% of its total assets in debt securities which are rated below investment grade. These bonds are regarded as speculative with respect to the issuer's continuing ability to meet principal and interest payments. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because such events could lessen the ability of highly leveraged companies to make principal and interest payments on their debt securities. In addition, the secondary trading market for high yield bonds may be less liquid than the market for higher grade bonds, which can adversely affect the ability to dispose of such securities.

Variable and Floating Rate Securities (Foundation and Tax Strategic)

          The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain predetermined dates. Variable and floating rate instruments that are repayable on demand at a future date are deemed to have a maturity equal to the time remaining until the principal will be received on the assumption that the demand feature is exercised on the earliest possible date. For the purposes of evaluating the interest-rate sensitivity of a Fund, variable and floating rate instruments are deemed to have a maturity equal to the period remaining until the next interest-rate readjustment. For the purposes of evaluating the credit risks of variable and floating rate instruments, these instruments are deemed to have a maturity equal to the time remaining until the earliest date the Fund is entitled to demand repayment of principal. Foundation may invest no more than 5% of its total assets, at the time of the investment in question, in variable and floating rate securities. Tax Strategic will limit the value of its investments in any floating or variable rate securities which are not readily marketable and in all other not readily marketable securities to 5% or less of its net assets.


--------------------------------------------------------------------------------


                             INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------


FUNDAMENTAL INVESTMENT RESTRICTIONS

     Except  as  noted,   the  investment   restrictions  set  forth  below  are
fundamental and may not be changed with respect to each Fund without the affirmative vote of a majority of the outstanding voting securities of the Fund. Where an asterisk (*) appears after a Fund's name, the relevant policy is non-fundamental with respect to that Fund and may be changed by the Fund's investment adviser without shareholder approval, subject to review and approval by the Trustees. As used in this Statement of Additional Information and in the Prospectus, "a majority of the outstanding voting securities of the Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

       1.  CONCENTRATION OF ASSETS IN ANY ONE ISSUER

     Neither Growth and Income nor Income and Growth may invest more than 5% of their net assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

     American Retirement may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

     None of Balanced, Foundation, Small Cap, Utility, Value or Total Return may invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of a Fund's total assets may be invested without regard to such 5% limitation.

         Tax Strategic may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation. For this purpose each political subdivision, agency, or instrumentality and each multi-state agency of which a state is a member, and each public authority which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of the Fund's portfolio.

       2.  TEN PERCENT LIMITATION ON SECURITIES OF ANY ONE ISSUER

         None of American Retirement, Foundation, Small Cap, Growth and Income or Income and Growth may purchase more than 10% of any class of securities of any one issuer other than the U.S.
government and its agencies or instrumentalities.

         Neither Value nor Utility may purchase more than 10% of the outstanding voting securities of any one issuer.

         Neither Tax Strategic nor Total Return may purchase more than 10% of the voting securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

       3.  INVESTMENT FOR PURPOSES OF CONTROL OR MANAGEMENT

         None of American Retirement, Foundation, Growth and Income, Small Cap*, Tax Strategic*, Income and Growth, Utility*, Value or Total Return may invest in companies for the purpose of exercising control or management.

       4.  PURCHASE OF SECURITIES ON MARGIN

         None of American Retirement, Balanced, Foundation, Growth and Income, Small Cap*, Tax Strategic*, Income and Growth, Utility, Value or Total Return may purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

       5.  UNSEASONED ISSUERS

         Neither American Retirement nor Foundation may invest in the securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

         None of Income and Growth, Value*, Utility* or Total Return may invest more than 5% of its total assets in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

         None of Growth and Income, Small Cap* and Tax Strategic* may invest more than 15% of its total assets (10% of total net assets in the case of Growth and Income) in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

       6.  UNDERWRITING

     American Retirement, Foundation, Growth and Income, Small Cap, Tax Strategic, Income and Growth, Balanced, Utility, Value and Total Return will not underwrite any issue of securities except as they may be deemed an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with their investment objectives, policies and limitations.

     7. INTERESTS IN OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS.

     None of American Retirement, Foundation, Growth and Income, Small Cap, Tax Strategic or Income and Growth may purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

         Neither Balanced* nor Utility* will purchase interests in oil, gas or other mineral exploration or development programs or leases, although each Fund may purchase the securities of other issuers which invest in or sponsor such programs.

         Value will not purchase interests in oil, gas or other mineral exploration or development programs or leases, although it may purchase the publicly traded securities of companies engaged in such activities.

       8.  CONCENTRATION IN ANY ONE INDUSTRY

         Neither Growth and Income nor Income and Growth may concentrate its investments in any one industry, except that each Fund may invest up to 25% of its total net assets in any one industry.

         None of American Retirement, Foundation, Small Cap and Tax Strategic may invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry; provided, that this limitation shall not apply (i) with respect to each Fund, to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or (ii) with respect to Tax Strategic, to municipal securities. For purposes of this restriction, utility companies, gas, electric, water and telephone companies will be considered separate industries.

         Balanced and Value will not invest 25% or more of the value of their total assets in any one industry except Balanced may invest more than 25% and Value may invest 25% or more of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Utility will not invest more than 25% of its total assets (valued at the time of investment) in securities of companies engaged principally in any one industry other than the utilities industry, except that this restriction does not apply to cash or cash items and securities issued or guaranteed by the U.S.
government, its agencies or instrumentalities.

         Total Return will not purchase any security (other than U.S. government securities) of any issuer if as a result more than 25% of its total assets would be invested in a single industry; except that (i) there is no restriction with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (iii) the industry classification of utilities will be determined according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (iv) the industry classification of medically related industries will be determined according to their services (for example, management, hospital supply, medical equipment and pharmaceuticals will each be considered a separate industry).

       9.  WARRANTS

     None of American Retirement, Growth and Income, Income and Growth, Small Cap*, Foundation or Tax Strategic* may invest more than 5% of its net assets in warrants and, of this amount, no more than 2% of each Fund's net assets may be invested in warrants that are listed on neither the New York nor the American Stock Exchange.

         Utility* and Value* will not invest more than 5% of their net assets in warrants, including those acquired in units or attached to other securities. For purposes of this restriction, warrants acquired by the Funds in units or attached to securities may be deemed to be without value.

       10.  OWNERSHIP BY TRUSTEES/OFFICERS

         None of American Retirement, Balanced*, Foundation, Growth and Income, Small Cap*, Tax Strategic*, Income and Growth, Utility* or Value* may purchase or retain the securities of any issuer if (i) one or more officers or Trustees of a Fund or its investment adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.

         Portfolio securities of any Fund may not be purchased from or sold or loaned to its adviser or any affiliate thereof, or any of their directors, officers or employees.

       11.  SHORT SALES

         Neither American Retirement nor Foundation may make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, each Fund owns the securities sold or securities convertible into or carrying rights to acquire such securities.

         None of Growth and Income, Tax Strategic* and Income and Growth may make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, each Fund owns an equal amount of securities of the same issue or owns securities which, without payment by the Fund of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue.

          Small Cap,* may not make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, each Fund owns an equal amount of securities of the same issue or owns securities which, without payment by the Fund of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue (and provided that transactions in futures contracts and options are not deemed to constitute selling securities short).

         Neither Balanced nor Total Return will make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. With respect to Balanced, the use of short sales will allow the Fund to retain certain bonds in its portfolio longer than it would without such sales. To the extent that the Fund receives the current income produced by such bonds for a longer period than it might otherwise, the Fund's investment objective is furthered.

         Utility and Value will not sell any securities short.

       12.  LENDING OF FUNDS AND SECURITIES

          Neither Small Cap nor Tax Strategic may lend its funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed or the entering into of repurchase agreements.

     None of American Retirement, Foundation, Growth and Income and Income and Growth may lend its funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed.

         None of Foundation, Small Cap or Tax Strategic, may lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's total assets.

         Neither American Retirement or Growth and Income may lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the loaned securities (100% of the current market value for American Retirement), provided that the aggregate amount of such loans shall not exceed 30% of the Fund's net assets.

          Income and Growth may not lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash, letters of credit or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities (100% of the value of the loaned securities for Income and Growth), including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's net assets.

          Balanced will not lend any of its assets except portfolio securities in accordance with its investment objective, policies and limitations.

         Utility will not lend any of its assets, except portfolio securities up to 15% of the value of its total assets. This does not prevent the Fund from purchasing or holding corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Fund's investment objectives and policies or the Declaration of Trust governing the Fund.

         Value will not lend any of its assets except that it may purchase or hold corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements or other transactions which are permitted by the Fund's investment objectives and policies or the Declaration of Trust by which the Fund is governed or lend portfolio securities valued at not more than 5% of its total assets to broker-dealers.

         Total Return will not make loans, except that the Fund may purchase or hold debt securities consistent with its investment objective, lend portfolio securities valued at not more than 15% of its total assets to broker-dealers and enter into repurchase agreements.

       13.  COMMODITIES

       Tax Strategic may not purchase, sell or invest in commodities, commodity contracts or financial futures contracts.

       Small Cap may not purchase, sell or invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

          None of American Retirement, Foundation, Growth and Income, Income and Growth may purchase, sell or invest in commodities or commodity contracts.

          None of Balanced, Utility, Value or Total Return will purchase or sell commodities or commodity contracts; however, each Fund may enter into futures contracts on financial instruments or currency and sell or buy options on such contracts.

       14. REAL ESTATE

         Small Cap may not purchase or invest in real estate or interests in real estate (but this shall not prevent the Fund from investing in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein).

          None of American Retirement, Foundation, Growth and Income, Tax Strategic or Income and Growth may purchase, sell or invest in real estate or interests in real estate, except that (i) each Fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts, and (ii) Tax Strategic may purchase, sell or invest in municipal securities or other debt securities secured by real estate or interests therein.

         None of Balanced, Utility or Value will buy or sell real estate although each Fund may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate. Neither Utility nor Value will invest in limited partnership interests in real estate.

         Total Return will not purchase or sell real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate.


     15.  BORROWING,  SENIOR  SECURITIES,   REPURCHASE  AGREEMENTS  AND  REVERSE
REPURCHASE AGREEMENTS

         None of American Retirement, Foundation or Income and Growth may borrow money except from banks as a temporary measure to facilitate redemption requests which might otherwise require the untimely disposition of portfolio investments and for extraordinary or emergency purposes (and, with respect to American Retirement only, for leverage), provided that the aggregate amount of such borrowings shall not exceed 5% of the value of the Fund's total net assets (5% of total assets for American Retirement and Foundation) at the time of any such borrowing, or mortgage, pledge or hypothecate its assets, except in an amount sufficient to secure any such borrowing. Neither American Retirement nor Foundation may issue senior securities, except as permitted by the Investment Company Act of 1940. Neither Foundation nor American Retirement may enter into repurchase agreements or reverse repurchase agreements.

         Neither Small Cap nor Tax Strategic may borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of each Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of each Fund's total assets at the time of such borrowing, provided that each of Small Cap, Tax Strategic will not purchase any securities at any time when borrowings, including reverse repurchase agreements, exceed 5% of the value of its total assets. Neither Fund will enter into reverse repurchase agreements exceeding 5% of the value of its total assets.

     Growth and Income may not borrow money except from banks as a temporary measure for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings shall not exceed 5% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate its assets, except in an amount not exceeding 15% of its assets taken at cost to secure such borrowing. Growth and Income may not issue senior securities, as defined in the Investment Company Act of 1940, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges, (ii) lending its portfolio securities, or
(iii) entering into permitted repurchase transactions.

         Balanced and Utility will not issue senior securities except that each Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed and except to the extent a Fund may enter into futures contracts. The Funds will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary or emergency measure to facilitate management of their portfolios by enabling them to, for example, meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. Balanced will not purchase any securities while any borrowings are outstanding. Utility will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. Neither Balanced nor Utility will mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In these cases, Balanced and Utility may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of borrowing. Margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities are not deemed to be a pledge.

          Value will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of its total assets; provided that while borrowings exceed 5% of the Fund's total assets, any such borrowings will be repaid before additional investments are made. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage purposes. The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In these cases, the Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of borrowing. Margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities are not deemed to be a pledge.

         Total Return will not borrow money or enter into reverse repurchase agreements, except that the Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Fund's net assets; provided that while borrowings from banks (not including reverse repurchase agreements) exceed 5% of the Fund's net assets, any such borrowings will be repaid before additional investments are made. The Fund will not pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be a pledge of assets. The Fund will not issue senior securities; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be the issuance of a senior security.

       16.  JOINT TRADING

         None of American Retirement, Foundation, Growth and Income, Small Cap,* Tax Strategic,* or Income and Growth may participate on a joint or joint and several basis in any trading account in any securities. (The "bunching of orders or the purchase or sale of portfolio securities with its investment adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction).

       17.  OPTIONS

         Foundation and Tax Strategic* may not write, purchase or sell put or call options, or combinations thereof.

         Neither Growth and Income nor Income and Growth may write, purchase or sell put or call options, or combinations thereof, except that each Fund is authorized to write covered call options on portfolio securities and to purchase call options in closing purchase transactions, provided that (i) such options are listed on a national securities exchange, (ii) the aggregate market value of the underlying securities does not exceed 25% of the Fund's net assets, taken at current market value on the date of any such writing, and (iii) the Fund retains the underlying securities for so long as call options written against them make the shares subject to transfer upon the exercise of any options.

         American Retirement may not write, purchase or sell put or call options, or combinations thereof, except that the Fund is authorized (i) to write call options traded on a national securities exchange against no more than 15% of the value of the equity securities (including securities convertible into equity securities) held in its portfolio, provided that the Fund owns the optioned securities or securities convertible into or carrying rights to acquire the optioned securities and (ii) to purchase call options in closing purchase transactions.

          Utility* will not purchase put options on securities unless the securities are held in the Fund's portfolio and not more than 5% of the Fund's total assets would be invested in premiums on open put options. Utility* will not write call options on securities unless securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

       18.  INVESTMENT IN EQUITY SECURITIES

         American Retirement may not invest more than 75% of the value of its total assets in equity securities (including securities convertible into equity securities).

       19.  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

         Balanced*, Utility and Value will purchase securities of investment companies only in open-market transactions involving customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees, and, therefore, any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

         Total Return may not purchase securities of other investment companies, except as part of a merger, consolidation, purchase or assets or similar transaction.

         Each other Fund may purchase the securities of other investment companies, except to the extent such purchases are not permitted by applicable law.

       20.  RESTRICTED SECURITIES

         Balanced and Value will not invest more than 10% of their net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for, in the case of Balanced, certain restricted securities which meet criteria for liquidity established by the Trustees).

         Utility* will not invest more than 10% of the value of its net assets in securities subject to restrictions on resale under the Securities Act of 1933, except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees.


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                       NON-FUNDAMENTAL OPERATING POLICIES

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         Certain  Funds  have  adopted  additional   non-fundamental   operating
policies. Operating policies may be changed by the Board of Trustees without a shareholder vote.

       1. FUTURES AND OPTIONS TRANSACTIONS

         Small Cap will not: (i) sell futures contracts, purchase put options or write call options if, as a result, more than 30% of the Fund's total assets would be hedged with futures and options under normal conditions; (ii) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 30% of its total assets; or (iii) purchase call options if, as a result, the current value of option premiums for options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to, or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

       2.  ILLIQUID SECURITIES

         None of American Retirement, Foundation, Growth and Income, Small Cap, Tax Strategic or Income and Growth may invest more than 15% of its net assets in illiquid securities and other securities which are not readily marketable, including repurchase agreements which have a maturity of longer than seven days, but excluding securities eligible for resale under Rule 144A of the Securities Act of 1933, as amended, which the Trustees have determined to be liquid.

          Balanced and Utility will not invest more than 10% (in the case of Balanced) or 15% (in the case of Utility) of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice and certain securities determined by the Trustees not to be liquid and, in the case of Utility, in non-negotiable time deposits.

         Except with respect to borrowing money (and with respect to Total Return, including borrowing money), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.


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                           CERTAIN RISK CONSIDERATIONS

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          There can be no  assurance  that a Fund will  achieve  its  investment objective(s) and an investment in the Fund involves certain risks which are described under "Description of the Funds - Investment Objectives and Policies" in each Fund's Prospectus.

     In addition, the ability of Tax Strategic to achieve its investment objective is dependent on the continuing ability of the issuers of Municipal Securities in which the Fund invests -- and of banks issuing letters of credit backing such securities -- to meet their obligations with respect to the payment of interest and principal when due. The ratings of Moody's Investors Service, Standard & Poor's Ratings Service, a division of McGraw Hill Companies, Inc., and other nationally recognized rating organizations represent their opinions as to the quality of Municipal Securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, Municipal Securities with the same maturity, coupon, and rating may have different yields. There are variations in Municipal Securities, both within a particular classification and between classifications, resulting from numerous factors.

       Unlike other types of investments, Municipal Securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for regulation in the future.

       The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations. In addition, there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.


--------------------------------------------------------------------------------


                                   MANAGEMENT

--------------------------------------------------------------------------------


     The Evergreen Keystone Funds consist of seventy-three mutual funds. Each mutual fund is, or is a series of, a registered, open-end management company.

     The Trustees and executive officers of each mutual fund, their ages, addresses and principal occupations during the past five years are set forth below:

--------------------------------------------------------------------------------


                                    TRUSTEES

--------------------------------------------------------------------------------

     JAMES S. HOWELL (72), 4124 Crossgate Road, Charlotte, NC-Chairman of the Evergreen Keystone group of mutual funds and Trustee. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993.

     RUSSELL A. SALTON, III, M.D. (49), 205 Regency Executive Park, Charlotte, NC -Trustee. Medical Director, U.S. Healthcare of Charlotte, North Carolina since 1996; President, Primary Physician Care from 1990 to 1996.

     MICHAEL S. SCOFIELD (53), 212 S. Tryon Street Suite 980, Charlotte, NC-Trustee. Attorney, Law Offices of Michael S. Scofield since 1969.

     Messrs. Howell, Salton and Scofield are Trustees of all seventy-three investment companies.

     GERALD M. MCDONNELL (57), 821 Regency Drive, Charlotte, NC -Trustee. Sales Representative with Nucor-Yamoto Inc. (steel producer) since 1988.

     THOMAS L. McVERRY (58), 4419 Parkview Drive, Charlotte, NC-Trustee. Director of Carolina Cooperative Federal Credit Union since 1990 and Rexham Corporation from 1988 to 1990; Vice President of Rexham Industries, Inc. (diversified manufacturer) from 1989 to 1990; Vice President-Finance and Resources, Rexham Corporation from 1979 to 1990.

     WILLIAM WALT PETTIT (41), Holcomb and Pettit, P.A., 227 West Trade St., Charlotte, NCTrustee. Partner in the law firm Holcomb and Pettit, P.A.
since
1990.

     Messrs. McDonnell, McVerry and Pettit are Trustees of forty-three of the investment companies (excluded are those established within the Evergreen Variable Trust).

     LAURENCE B. ASHKIN (68), 180 East Pearson Street, Chicago, IL- Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980.

     FOSTER BAM (70), Greenwich Plaza, Greenwich, CT- Trustee. Partner in the law firm of Cummings and Lockwood since 1968.

     Messrs. Ashkin and Bam are Trustees of forty-two of the investment companies (excluded are those established within the Evergreen Variable Trust and Evergreen Investment Trust).

     FREDERICK AMLING (69) Trustee. Professor, Finance Department, George Washington University; President, Amling & Company (investment advice); Member, Board of Advisers, Credito Emilano (banking); and former Economics and Financial Consultant, Riggs National Bank.

     CHARLES A. AUSTIN III (61) Trustee. Investment Counselor to Appleton Partners, Inc.; former Managing Director, Seaward Management Corporation (investment advice); and former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice).

GEORGE S. BISSELL* (67) Chairman of the Keystone group of mutual funds, and Trustee. Chairman of the Board and Trustee of Anatolia College; Trustee of University Hospital (and Chairman of its Investment Committee); former Director and Chairman of the Board of Hartwell Keystone; and former Chairman of the Board and Chief Executive Officer of Keystone Investments, Inc..

EDWIN D. CAMPBELL (69) Trustee. Director and former Executive Vice President, National Alliance of Business; former Vice President, Educational Testing Services; former Dean, School of Business, Adelphi University; and former Executive Director, Coalition of Essential Schools, Brown University.

     CHARLES F. CHAPIN (67) Trustee. Former Group Vice President, Textron Corp.; and former Director, Peoples Bank (Charlotte, NC).

     K. DUN GIFFORD (57) Trustee. Chairman of the Board, Director, and Executive Vice President, The London Harness Company; Managing Partner, Roscommon Capital Corp.; Trustee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chief Executive Officer, Gifford Gifts of Fine Foods; Chairman, Gifford, Drescher & Associates (environmental consulting); President, Oldways Preservation and Exchange Trust (education); and former Director, Keystone Investments, Inc. and Keystone Investment Management Company.

     LEROY KEITH, JR. (57) Trustee. Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

     F. RAY KEYSER, JR. (69) Trustee and Advisor to the Boards of Trustees of the Evergreen group of mutual funds. Counsel, Keyser, Crowley & Meub, P.C.; Member, Governor's (VT) Council of Economic Advisers; Chairman of the Board and Director, Central Vermont Public Service Corporation and Hitchcock Clinic;
Director, Vermont Yankee Nuclear Power Corporation, Vermont Electric Power Company, Inc., Grand Trunk Corporation, Central Vermont Railway, Inc., S.K.I. Ltd., Sherburne Corporation, Union Mutual Fire Insurance Company, New England Guaranty Insurance Company, Inc., and the Investment Company Institute; former Governor of Vermont.

     DAVID M. RICHARDSON (55) Trustee. Executive Vice President, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); and Director, Commerce and Industry Association of New Jersey, 411 International, Inc., and J&M Cumming Paper Co.

RICHARD J. SHIMA (57) Trustee and Advisor to the Boards of Trustees of the Evergreen group of mutual funds. Chairman, Environmental Warranty, Inc., and Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of
Connecticut Natural Gas Corporation, Trust Company of Connecticut, Hartford Hospital, Old State House Association, and Enhance Financial Services, Inc.;
Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Kingswood-Oxford School and Greater Hartford YMCA; former Director, Executive Vice President, and Vice Chairman of The Travelers Corporation.

     ANDREW J. SIMONS (57) Trustee. Partner, Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C.; former President, Nassau County Bar Association; former Associate Dean and Professor of Law, St. John's University School of Law.

     Messrs. Amling, Austin, Bissell, Campbell, Chapin, Gifford, Keith, Keyser, Richardson, Shima and Simons are Trustees or Directors of the thirty-one funds in the Keystone group of mutual funds. Their addresses are 200 Berkeley Street, Boston, Massachusetts 02116-5034.

     ROBERT J. JEFFRIES (74), 2118 New Bedford Drive, Sun City Center, Fl Trustee Emeritus. Corporate consultant since 1967.

Mr. Jeffries has been serving as a Trustee Emeritus of eleven of the investment companies since January 1, 1996 (excluded are Evergreen Variable Trust, Evergreen Investment Trust, as well as the Keystone group of mutual funds).

EXECUTIVE OFFICERS

     JOHN J. PILEGGI (37), 230 Park Avenue, Suite 910, New York, NY- President and Treasurer. Consultant to BISYS Fund Services since 1996. Senior Managing Director, Furman Selz LLC since 1992, Managing Director from 1984 to 1992.

GEORGE O. MARTINEZ (37), 3435 Stelzer Road, Columbus, OH-Secretary. Senior Vice President/Director of Administration and Regulatory Services, BISYS Fund Services since April 1995. Vice President/Assistant General Counsel, Alliance Capital Management from 1988 to 1995.
--------
* Messrs. Pettit and Bissell may each be deemed to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

The officers of the Trusts are all officers and/or employees of The BISYS Group, Inc. ("BISYS"), except for Mr. Pileggi, who is a consultant to BISYS. BISYS is an affiliate of Evergreen Keystone Distributor, Inc., the distributor of each Class of shares of each Fund.

     The Funds do not pay any direct remuneration to any officer or Trustee who is an "affiliated person" of either First Union National Bank, Evergreen Asset Management Corp., Keystone Investment Management Company or their affiliates. See "Investment Advisers". Currently, none of the Trustees is an "affiliated person" as defined in the 1940 Act. The Trusts pay each Trustee who is not an "affiliated person" an annual retainer and a fee per meeting attended, plus expenses, as follows:


NAME OF TRUST/FUND                       ANNUAL RETAINER           MEETING FEE

Income and Growth                                $ 5,500              $ 300
Growth and Income                                    500                100
The Evergreen American
Retirement Trust                                   1,000                100
         American Retirement
         Small Cap
Evergreen Foundation Trust
         Foundation                                  500                100
         Tax Strategic                                                  100
Evergreen Investment Trust*                       15,500              2,000
         Balanced
         Utility
         Value
Keystone Total Return**

* The annual retainer and meeting fee paid by Evergreen Investment Trust to each Trustee are allocated among its fourteen series based on assets.

** See Item No. 7 below.

In addition:

(1) The Chairman of the Board of the Evergreen group of mutual funds is paid an annual retainer of $5,000, and the Chairman of the Audit Committee is paid an annual retainer of $2,000. These retainers are allocated among all the funds in the Evergreen group of mutual funds, based upon assets.

(2) Each member of the Audit Committee of the Evergreen group of mutual funds is paid an annual retainer of $500.

(3) Each non-affiliated Trustee of the Evergreen group of mutual funds is paid a fee of $500 for each special telephonic meeting in which he participates, regardless of the number of Funds for which the meeting is called.

 (4) Each non-affiliated Trustee of the Keystone group of mutual funds is paid a fee of $300 for each special telephonic meeting in which he participates, regardless of the number of Funds for which the meeting is called.

(5) Each non-affiliated Trustee of the Evergreen group of mutual funds is paid a fee of $250 for each special Committee of the Board telephone conference call meeting of one or more Funds in which he participates.

(6) The members of the Advisory Committee to the Boards of Trustees of the Evergreen group of mutual funds are paid an annual retainer of $17,500 and a fee of $2,200 for each meeting of the Boards of Directors or Trustees of the Evergreen group of mutual funds attended.

(7) Each non-affiliated Trustee of the Keystone group of mutual funds is paid an annual retainer of $30,000, and a fee of $1,200 for each meeting attended, which fees are charged to the Funds as follows:

                                                        Annual      Meeting
                                                       Retainer     Fee
Keystone Global Opportunities Fund                     $   500      $   20
Keystone Global Resources and Development Fund         $ 2,000      $   80
Keystone Omega Fund                                    $ 2,000      $   80
Keystone Small Company Growth Fund II                  $   500      $   20
Keystone Strategic Income Fund                         $ 2,000      $   80
Keystone Tax Free Income Fund                          $   500      $   20
Keystone Quality Bond Fund (B-1)                       $ 2,000      $   80
Keystone Diversified Bond Fund (B-2)                   $ 2,500      $  100
Keystone High Income Bond Fund (B-4)                   $ 2,500      $  100
Keystone Balanced Fund (K-1)                           $ 3,000      $  120
Keystone Strategic Growth Fund (K-2)                   $ 2,000      $   80
Keystone Growth and Income Fund (S-1)                  $   500      $   20
Keystone Mid-Cap Growth Fund (S-3)                     $   500      $   20
Keystone Small Company Growth Fund (S-4)               $ 3,000      $ 120
Keystone International Fund Inc.                       $   500      $   20
Keystone Precious Metals Holdings, Inc.                $   500      $   20
Keystone Tax Free Fund                                 $ 5,500       $ 220

(8) Each non-affiliated Trustee of the Keystone group of mutual funds is paid a fee of $600 for attendance at each Committee meeting held on the same day as a regular meeting.

(9) Each non-affiliated Trustee of the Keystone group of mutual funds is paid a fee of $1,200 for attendance at each Committee meeting held on a non-meeting day.

(10) Any individual who has been appointed as a Trustee Emeritus of one or more funds in the Evergreen group of mutual funds is paid one-half of the annual retainer fees that are payable to regular Trustees, and one-half of the meeting fees for each meeting attended.

       Set forth below for each of the Trustees is the aggregate compensation (and expenses) paid to such Trustees by each Trust for the fiscal year ended March 31, 1997 (fiscal year ended November 30, 1996 for Total Return and January 31, 1997 for Income and Growth).

                                       Aggregate Compensation From Each Trust

 Name  of             Evergreen        Evergreen       Evergreen         Evergreen         Evergreen         Keystone
Trustee               Income           Growth          American          Foundation        Investment        Fund for
                      and              and             Retirement        Trust             Trust             Total
                      Growth           Income          Trust                                                 Return
                      Fund             Fund

L.B.Ashkin            $7,249            $1,108         $2,016            $1,764            $        0       $0
F. Bam                 6,949             1,021          1,816             1,564                     0        0
R.J. Jeffries          3,239               409            800               550                     0        0
J.S. Howell            7,410             1,187          2,032             2,034                26,007        0


Name  of             Evergreen        Evergreen       Evergreen         Evergreen         Evergreen         Keystone
Trustee               Income           Growth          American          Foundation        Investment        Fund for
                      and              and             Retirement        Trust             Trust             Total
                      Growth           Income          Trust                                                 Return
                      Fund             Fund

G.M.                    6,834             966           1,809             1,446            22,355              0
McDonnell
T.L. McVerry            7,238            1,111          2,017             1,790            24,902              0
W.W. Pettit             7,071            1,029          2,003             1,548            23,504              0
R.A. Salton             7,071            1,029          2,003             1,548            23,504              0
M.S. Scofield           7,071            1,029          2,003             1,548            23,504              0
F. Amling                    0               0              0                 0                 0              0
C.A. Austin                  0               0              0                 0                 0        0
G.S. Bissell                 0               0              0                 0                 0        0
E.D. Campbell                0               0              0                 0                 0        0
C.F. Chapin                  0               0              0                 0                 0        0
K.D. Gifford                 0               0              0                 0                 0        0
L. Keith                     0               0              0                 0                 0        0
F.R. Keyser                  0               0             47                 0                 0        0
D.M.                         0               0              0                 0                 0        0
Richardson
R.J. Shima                   0               0             47                 0                 0        0
A.J. Simons                  0               0              0                 0                 0        0

                                       -------------------------------------

                           Total Compensation From Trusts
                           and Fund Complex Paid To Trustees


J.S. Howell                               $77,400
R.A. Salton                                71,200
M.S. Scofield                              71,200

     As of the date of this Statement of Additional Information, the officers and Trustees of the Trusts owned as a group less than 1% of the outstanding Class A, Class B, Class C or Class Y shares of any of the Funds.

       Set forth below is information with respect to each person, who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of each Fund's total outstanding shares and their aggregate ownership of the Fund's total outstanding shares as of June 1, 1997.





                                            Name of                                       % of
Name and Address                            Fund/Class             No. of Shares          Class
----------------                            ----------             -------------          ------------
MLPF&S for the sole benefit                 Balanced/C                 7,441            24.29%
of its customers
Attn:  Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

A.G. Edwards & Sons Inc C/F                 Balanced/C                 3,982            13.00%
Lottie Helen O'Leary
IRA Account
1139 Via Doble
Concord, CA 94521-4713

Fubs & Co. Febo                             Balanced/C                 3,273            10.68%
FUNB NC F B O Goldston S. Bldg.
Supply Loan Acct.
Attn: Frank Pierce Loan Ofcr
PO Box 3008, 6th Floor
Raleigh, NC 27602-3008


Fubs & Co. Febo                              Balanced/C                 2,194            7.16%
First Union National Bank-FL F/B/O
Leroy Selby, Jr. Loan Account
Attn: Carol Moening
Hwy 50 Orrice
Titusville, FL 32780

First Union National Bank                   Balanced/Y              30,977,338           54.21%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0002

First Union National Bank                   Balanced/Y              26,083,390            45.64%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151

2
301 S. Tryon Street
Charlotte, NC  28288-0002

First Union Natl. Bank-FL C/F               Income and                   2,381             6.12%
Fred W. Cookson IRA                         Growth/C
6704 Willow Lane Braden Woods
Bradenton, FL 34202-9632

Fubs & Co. Febo                             Income and                    2,570           6.61%
Last Stop Inc.                              Growth/C
8661 Colesville Rd #D149
Silver Spring, MD 20910-3933

MLPF&S for the sole benefit                 Growth and                 172,906           22.97%
of its customers                             Income/C
Attn:  Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

First Union National Bank/EB/INT            Growth and                   4,296,089       19.69%
Cash Account                                Income/Y
Attn. Trust Operations Fund Group
401 S. Tryon Street, 3rd Floor
CMG 1151
Charlotte, NC  29202-1911

First Union National Bank/EB/INT            Growth and                 11,712,074        53.69%
Reinvest Account                            Income/Y
Attn. Trust Operations Fund Group
401 S. Tryon Street, 3rd Floor
CMG 1151
Charlotte, NC  29202-1911

First Union Natl Bank-VA C/F            American Retirement/C            7,467             6.11%
Vincent A. Megna IRA
7017 Capitol View Dr.
McLean, VA 22101-2616

Charles Schwab & Co. Inc.             American Retirement/Y            487,073          18.44%
Special Custody Account for the
Exclusive Benefit of Customers
Reinvest Account Mut Funds Dept.
101 Montgomery Street
San Francisco, CA  94104-4122

First Union National Bank/EB/INT American Retirement/Y                  224,830          8.51%
Reinvest Account
Attn. Trust Operations Fund Group
401 S. Tryon Street, 3rd Floor
CMG 1151
Charlotte, NC  29202-1911

MLPF&S for the sole benefit                 Small Cap/A                10,025           9.06%
of its customers
Attn:  Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

MLPF&S for the sole benefit                 Small Cap/A                6,037            5.46%
of its customers
Attn:  Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

MLPF&S for the sole benefit                 Small Cap/B                17,778           7.95%
of its customers
Attn:  Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

MLPF&S for the sole benefit                 Small Cap/C                11,918            5.33%
of its customers
Attn: Fund Administration
4800 Deer Lake Dr. East 3rd Fl.
Jacksonville FL 32246-6484

Nola Maddox Falcone                          Small Cap/Y                133,937          5.68%
70 Drake Road
Scarsdale, NY 10583-6447

Stephen A. Lieber                           Small Cap/Y                123,357          5.23%
1210 Greacen Point Rd.
Mamaroneck, NY 10543-4693

First Union National Bank/EB/INT          Small Cap/Y                  990,500         42.00%
Cash Account
Attn: Trust Operations Fund Group
401 S. Tryon Street
3rd Floor CMG 1151
Charlotte, NC  28202-1911

First Union National Bank/EB/INT    Small Cap/Y                        406,529          17.24%
Reinvest Account
Attn: Trust Operations Fund Group
401 S. Tryon Street
3rd Floor CMG 1151
Charlotte, NC  28202-1911

Citibank NA                              Small Cap/Y                   375,596          15.93%
Delta Airlines Master Trust
308235
Joe Villella Citicorp Services
1410 N. Westshore Blvd. F15
Tampa, FL 33607-4519
Charles Schwab & Co. Inc.              Foundation/A                  1,065,330         7.71%
Special Custody Account For the
Exclusive Benefit of Customers
Reinvest Account Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

MLPF&S for the sole benefit                 Foundation/C               389,470          22.97%
of its customers
Attn: Fund Administration
4800 Deer Lake Dr. East 3rd Fl.
Jacksonville FL 32246-6484

Charles Schwab & Co. Inc.       Foundation/Y                           3,409,898        6.86%
Special Custody Account for
the Exclusive Benefit of Customers
101 Montgomery Street
San Francisco, CA  94104-4122

First Union National Bank/EB/INT    Foundation/Y                       4,589,976        9.23%
Cash Account
Attn: Trust Operations Fund Group
401 S. Tryon Street
3rd Floor CMG 1151
Charlotte, NC  29202-1911

First Union National Bank/EB/INT Foundation/Y                          16,323,890       32.84%
Reinvest Account
Attn: Trust Operations Fund Group
401 S. Tryon Street
3rd Floor CMG 1151
Charlotte, NC  29202-1911

Mac & Co.                                   Foundation/Y                  6,561,937     13.20%
Aetna Retirement Services
Central Valuation Unit
Attn: Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA  15230-3198
Fubs & Co. Febo                          Tax Strategic /A               78,331          5.35%
Ray D. Russenberger
PO Box 12063
Pensacola, FL 32590-2063

MLPF&S for the sole benefit       Tax Strategic /C                     150,045          40.70%
of its customers
Attn: Fund Administration
4800 Deer Lake Dr. East 3rd Fl.
Jacksonville FL 32246-6484

Fubs & Co. Febo                 Tax Strategic /C                         21,749         5.90%
Hossein Golabachi and

Margot R. Golabachi
4848 Old Belair Lane
Grovetown, GA 30813-9729

Fubs & Co. Febo                 Tax Strategic /C                         46,040         12.49%
Brenda Dykgraaf
9710 Wildoak Drive
Windermere, FL 34786-8335

Nola Maddox Falcone         Tax Strategic /Y                            102,130         9.01%
70 Drake Rd.
Scarsdale, NY 10583-6447

Constance E. Lieber             Tax Strategic /Y                       59,814           5.28%
1210 Greacen Point Rd
Mamaroneck, NY 10543-4613

Stephen A. Lieber               Tax Strategic/Y                        518,329          45.72%
1210 Greacen Point Rd
Mamaroneck, NY 10543-4613


Fubs & Co. Febo                 Utility/C                              6,315            19.31%
Elsie B. Strom
Lewis F. Strom
906 Wells Street
Bennettsville, SC 29512-3240

Fubs & Co. Febo                 Utility/C                                 3,816         11.67%
Laura Alyce Hulbert
Ronald F. Hulbert
7900 Latchington Court
Charlotte, NC 28227-3190

Fubs & Co. Febo                 Utility/C                              1,772            5.42%
Evelyn L. Smith
Creg Smith
3294 Myrtle Street
Hapeville, GA 30354-1418

Fubs & Co. Febo                 Utility/C                              2,056            6.29%
Max Ray and
Jeralyne Ray
Route 2 Box 111
Greenmountain, NC 28740-9618

Fubs & Co. Febo                         Utility/C                      2,156            6.59%
Thomas McKinney and
Lottie McKinney
170 Scott Blvd.
Tyrone, GA 30290-9767

Khalid Iqbal C/F                    Utility/Y                          7,156            5.31%
Fatima Khalid Iqbal
Unif Gift Min Act KY
401 Bogle St.
Somerset, KY 42503-2870

First Union National Bank       Utility/Y                               47,610           35.33%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0002

First Union National Bank       Utility/Y                               72,869%          54.08%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0002

First Union National Bank-FL C/F            Value/C                      16,393           16.87%
Irving Decter IRA
418 Mariner Dr.
Jupiter, FL 33447

FUBS & Co. FEBO                             Value/C                    6,253            6.44%
Clara Caudill
812 N. Ocean Blvd. #402
Pompano Beach, FL 33062-4014

First Union National Bank       Value/Y                                786,882          33.24%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0002

First Union National Bank       Value/Y                                112,241          65.51%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0002

MLPF&S for the sole benefit   Key Tot Return/A                         136,080          5.91%
of its customers
Attn: Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

MLPF&S for the sole benefit   Key Tot Return/B                         438,214          10.14%
of its customers
Attn: Fund Admin
4800 Deer Lake Dr. E, 3rd Floor

Jacksonville, FL 32246-6484

SSN/TIN: 866168037            Key Tot Return/C                         134,649          12.89%
Lavedna Ellingson
Douglas Ellingson TTEES
Lavedna Ellingson Marital Trust
U/A DTD 5-1-86
8510 McClintock
Tempe, AZ 85284-2527
MLPF&S for the sole benefit                 Key Tot Return/C           129,186          12.36%
of its customers
Attn: Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

MLPF&S for the sole benefit                 Key Tot Return/C           132,989          5.31%
of its customers
Attn:  Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484
- ---------------------------------

     First Union National Bank ("FUNB") and its affiliates act in various capacities for numerous accounts. As a result of its ownership on June 1, 1997 of 50.11% the shares of Small Cap, 35.17% of Growth and Income, 83.15% of Balanced and 63.10% of Value, FUNB may be deemed to "control" these Funds as that term is defined in the 1940 Act.

--------------------------------------------------------------------------------

                               INVESTMENT ADVISERS
          (SEE ALSO "MANAGEMENT OF THE FUND" IN EACH FUND'S PROSPECTUS)

--------------------------------------------------------------------------------

         The investment adviser of Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic is Evergreen Asset Management Corp., a New York corporation, with offices at 2500 Westchester Avenue, Purchase, New York ("Evergreen Asset" or the "Adviser"). Evergreen Asset is owned by FUNB (the"Adviser") which, in turn, is a subsidiary of First Union Corporation ("First Union"), a bank holding company headquartered in Charlotte, North Carolina.

         The investment adviser of Balanced, Utility and Value is FUNB which provides investment advisory services through its Capital Management Group.

     The investment adviser of Total Return is Keystone Investment Management Company ("Keystone" or the "Adviser"), a Delaware corporation, with offices at 200 Berkeley Street, Boston, Massachusetts. Keystone is an indirectly owned subsidiary of FUNB.

     The Directors of Evergreen Asset are Richard K. Wagoner and Barbara I. Colvin. The executive officers of Evergreen Asset are Stephen A. Lieber, Chairman and Co-Chief Executive Officer, Nola Maddox Falcone, President and Co-Chief Executive Officer, and Theodore J. Israel, Jr., Executive Vice President. The Directors of Keystone are Donald McMullen, William M. Ennis, II and Barbara I. Colvin. The executive officers of Keystone are Edward F. Godfrey, Senior Vice President, Chief Financial Officer and Treasurer, and Rosemary D. Van Antwerp, Senior Vice President, General

Counsel and Secretary.

         On June 30, 1994, Evergreen Asset and Lieber & Company ("Lieber"), were acquired by First Union through certain of its subsidiaries. Contemporaneously with the acquisition, Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic entered into new investment advisory agreements with Evergreen Asset and into distribution agreements with Evergreen Keystone Distributor, Inc. (formerly known as Evergreen Funds Distributor, Inc. (the "Distributor")), an affiliate of BISYS Fund Services. At that time, Evergreen Asset also entered into new sub-advisory agreements with Lieber pursuant to which Lieber provides certain services to Evergreen Asset in connection with its duties as investment adviser. The new advisory and sub-advisory agreements were approved by the shareholders of Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic at their meetings held on June 23, 1994, and became effective on June 30, 1994.

         On September 6, 1996, First Union and FUNB entered into an Agreement and Plan of Acquisition and Merger (the "Merger") with Keystone Investments, Inc. ("Keystone Investments"), the corporate parent of Keystone, which provided, among other things, for the merger of Keystone Investments with and into a wholly-owned subsidiary of FUNB. The Merger was consummated on December 11, 1996. Keystone continues to provide investment advisory services to the Keystone Family of Funds. Contemporaneously with the Merger, Total Return entered into a new investment advisory agreement with Keystone and into a principal underwriting agreement with the Distributor.

         Under the Investment Advisory Agreement with each Fund, each Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to each Fund's portfolio of investments. In addition, each Adviser provides office facilities to the Funds and performs a variety of administrative services. Each Fund pays the cost of all of its other expenses and liabilities, including expenses and liabilities incurred in connection with maintaining their registrations under the Securities Act of 1933, as amended, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholder meetings and reports to shareholders. Notwithstanding the foregoing, each Adviser will pay the costs of printing and distributing prospectuses used for prospective shareholders.

         The method of computing the investment advisory fee for each Fund is described in such Fund's Prospectus. The advisory fees paid by each Fund for the three most recent fiscal periods reflected in its registration statement are set forth below:



BALANCED                Three Months            Year Ended             Year Ended             Year Ended
                        Ended 3/31/97           12/31/96               12/31/95               12/31/94
Advisory Fee            $1,170,691              $4,765,912             $4,870,748             $4,621,512
                        ==========              ==========             ============           =========


INCOME                                         Year Ended              Year Ended             Year Ended
AND GROWTH                                     1/31/97                 1/31/96                1/31/95
Advisory Fee                                   $8,823,541               $9,343,195            $8,542,289
                                               ===========             ==========             ==========

INCOME                                         Year Ended              Year Ended             Year Ended
AND GROWTH                                     1/31/97                 1/31/96                1/31/95
Expense                                        $              0       $     53,576
Reimbursement


FOUNDATION              Three Months           Year Ended              Year Ended             Year Ended
                        Ended 3/31/97          12/31/96                12/31/95               12/31/94
Advisory Fee            $3,246,270             $11,140,780             $5,387,186             $2,551,768
                        =========              =========               =========              =========
Expense
Reimbursement           $              0       $             0         $    11,064
                        =========              =========               =========



SMALL CAP                                      Year Ended              Year Ended             Year Ended
                                               12/31/96                12/31/95               12/31/94
Advisory Fee                                    $ 63,333                $  45,397              $29,075
Waiver                                         ($ 63,333)              ($  45,397)            ($29,075)
                                               ------------            -------------          ------------
Net Advisory Fee                                $          0            $           0          $         0
                                               =========               ========               ========
Expense
Reimbursement                                   $133,406                $164,584               $63,704
                                               --------------          ---------------        ------------


UTILITY                                        Year Ended              Year Ended             Year Ended
                                               12/31/96                12/31/95               12/31/94
Advisory Fee                                    $725,733                $456,021               $153,458
Waiver                                         ($396,483)              ($299,028)             ($152,038)
                                               --------------          --------------         --------------
Net Advisory Fee                                $329,300                $156,993               $    1,420
                                               ========                ========               ========
Expense
Reimbursement                                   $           0           $ 51,894               $106,957
                                               ----------------        ---------------        ---------------


GROWTH AND INCOME                              Year Ended              Year Ended             Year Ended
                                               12/31/96                12/31/95               12/31/94
Advisory Fee                                   $5,287,338               $1,332,685            $684,891
                                               =========               =========              =======

GROWTH AND INCOME                              Year Ended              Year Ended             Year Ended
                                               12/31/96                12/31/95               12/31/94
Expense
Reimbursement                                  $       5,000           $      38,106
                                               -----------------       ----------------

AMERICAN                 Three Months          Year ended              Year Ended             Year Ended
RETIREMENT               Ended 3/31/97         12/31/96                12/31/95               12/31/94
Advisory Fee             $255,438               $549,949               $297,242               $292,628

Waiver                   $           0         ($ 24,841)
                         -------------         --------------
Net Advisory Fee         $225,438               $525,108
                                               ========
Expense
Reimbursement            $  90,000              $    3,400             $  76,464
                         -------------         ---------------         -------------


TAX STRATEGIC              Three Months         Year Ended             Year Ended             Year Ended
                           Ended 3/31/97        12/31/96               12/31/95               12/31/94
Advisory Fee               $143,945              $354,958               $140,386               $65,915
Waiver                     $           0        ($  90,551)            ($96,975)              ($65,915)
                           -------------        -------------          ------------           -------------
Net Advisory Fee           $143,945              $264,407               $43,411                $         0
                           =======              ========               =======                ========
Expense
Reimbursement              $           0        $  11,339              $85,543                $  3,777
                                                ------------           -----------            ------------



VALUE                                          Year Ended              Year Ended             Year Ended
                                               12/31/96                12/31/95               12/31/94
Advisory Fee                                   $6,950,730              $5,120,579             $3,850,673



TOTAL RETURN                                   Year Ended              Year Ended             Year Ended
                                               11/30/96                11/30/95               11/30/94
Advisory Fee                                   $448,266                $300,290               $242,315


         Utility commenced operations on January 4, 1994 and, therefore, the first year's figures set forth in the table above reflect for Utility investment advisory fees paid for the period from commencement of operations through December 31, 1994.

Expense Limitations

         Evergreen Asset has voluntarily agreed to reimburse Small Cap to the extent that any of the Fund's aggregate operating expenses (including the Adviser's fee but excluding interest, taxes, brokerage commissions, Rule 12b-1 distribution fees and shareholder servicing fees and extraordinary expenses) exceed 1.50% of its average net assets until such time as said Fund's net assets reach $15 million.

     Keystone has voluntarily agreed to limit Total Return's Class A expenses to 1.50% of the average daily net assets of Class A shares, such expense limitation to be reevaluated on a calendar month basis and to be modified or eliminated in the future at the discretion of Keystone.

         The Investment Advisory Agreements are terminable, without the payment of any penalty, on sixty days' written notice, by a vote of the holders of a majority of each Fund's outstanding shares, or by a vote of a majority of each Trust's Trustees or by the respective Adviser. The Investment Advisory Agreements will automatically terminate in the event of their assignments. Each Investment Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.

         The Investment Advisory Agreements with respect to Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic were approved by each Fund's shareholders on June 23, 1994, became effective on June 30, 1994, and were last approved by the Trustees of each Trust on June 17, 1997.

         The Investment Advisory Agreement with respect to Balanced, Utility and Value dated February 28, 1985, and amended from time to time thereafter, was last approved by the Trustees of Evergreen Investment Trust on June 17, 1997.

         The Investment Advisory Agreement with respect to Total Return was approved by the Fund's shareholders on December 9, 1996, and became effective on December 11, 1996.

     Each Investment Advisory Agreement will continue in effect from year to year provided that its continuance is approved annually by a vote of a majority of the Trustees of each Trust including a majority of those Trustees who are not parties thereto or "interested persons" (as defined in the 1940 Act) of any such party (the "Independent Trustees"), cast in person at a meeting duly called for the purpose of voting on such approval or a majority of the outstanding voting shares of each Fund.

         Certain other clients of each Adviser may have investment objectives and policies similar to those of the Funds. Each Adviser (including the sub-adviser) may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including one or more of the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

     Although the investment objectives of the Funds are not the same, and their investmentdecisions are made independently of each other, they rely upon the same resources for investment advice and recommendations. Therefore, on occasion, when a particular security meets the different investment objectives of the various Funds, they may simultaneously purchase or sell the same security. This could have a detrimental effect on the price and quantity of the security available to each Fund. If simultaneous transactions occur, each Adviser attempts to allocate the securities, both as to price and quantity, in accordance with a method deemed equitable to each Fund and consistent with their different investment objectives. In some cases, simultaneous purchases or sales could have a beneficial effect, in that the ability of one Fund to participate in volume transactions may produce better executions for that Fund.

         Each Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund and the other registered investment companies for which Evergreen Asset, FUNB or Keystone act as investment adviser or between the Fund and any advisory clients of Evergreen Asset, FUNB, Keystone or Lieber. Each Fund may from time to time engage in such transactions but only in accordance with these procedures and if they are equitable to each participant and consistent with each participant's investment objectives.

         Prior to July 7, 1995, Federated Administrative Services, a subsidiary of Federated Investors, provided legal, accounting and other administrative personnel and support services to each of the portfolios of Evergreen Investment Trust. The Trust paid a fee for such services at the following annual rate: .15% on the first $250 million average daily net assets of the Trust; .125% on the next $250 million; .10% on the next $250 million and .075% on assets in excess of $250 million. For the period ended July 7, 1995, and the fiscal years ended December 31, 1994 and 1993 Balanced incurred $392,991, $779,584 and $597,752, respectively, in administrative service costs. For the period ended July 7, 1995, and the period from January 4, 1994 (commencement of operations) to December 31, 1994, Utility incurred $10,384 and $16,382, respectively, in administrative service costs, all of which were voluntarily waived. For the period ended July 7, 1995, and for the fiscal years ended December 31, 1994 and 1993, Value incurred $374,216, $649,487, and $526,836, respectively, in administrative service costs.

     Since July 8, 1995, Evergreen Asset provided administrative services to each of the portfolios of Evergreen Investment Trust for a fee based on the average daily net assets of each fund administered by Evergreen Asset for which Evergreen Asset or FUNB also served as investment adviser, calculated daily and payable monthly at the following annual rates: .050% on the first $7 billion;
 .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion. For the period from July 8, 1995 through December 31, 1995, and the fiscal year ended December 31, 1996 (and for the three month period ended March 31, 1997 for Balanced), Balanced, Utility and Value incurred the following administration costs: Balanced $283,139, $459,486, and $91,488, respectively; Utility $39,330 and $70,215, respectively; and Value $323,050 and $670,060, respectively.

     BISYS  Fund  Services,   an  affiliate  of  the   Distributor,   serves  as
sub-administrator to each Fund and is entitled to receive a fee from each Fund calculated daily and payable monthly at an annual rate based on the aggregate average daily net assets of the mutual funds administered by EKIS for which FUNB, Evergreen Asset, or any affiliate of First Union National Bank also serves as investment adviser, calculated in accordance with the following schedule:
 .0100% on the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and .0040% on assets in excess of $25 billion. The total assets of the mutual funds administered by EKIS for which Evergreen Asset, FUNB or Keystone serve as investment adviser were approximately $29 billion as of March 31, 1997. Effective March 11, 1997, Evergreen Keystone Investment Services, Inc. ("EKIS") began providing administrative services to each of the portfolios of Evergreen Investment Trust at the same rates as described above.

--------------------------------------------------------------------------------

                        DISTRIBUTION PLANS AND AGREEMENTS

--------------------------------------------------------------------------------

     Reference is made to "Management of the Funds - Distribution Plans and Agreements" in the Prospectus of each Fund for additional disclosure regarding the Funds' distribution arrangements. Distribution fees are accrued daily and paid monthly on the Class A, Class B Class and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge after the first year following the month of purchase, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and the Class C shares are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

         Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A, Class B and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of each Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the disinterested Trustees are committed to the discretion of such disinterested Trustees then in office.

         Each Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of each Trust or by vote of the holders of a majority of the outstanding voting securities of that Class and, in either case, by a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.

     The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to each Fund and holders of Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B and Class C shares.

         In addition to the Plans, Balanced, Utility and Value have each adopted a Shareholder Services Plan whereby shareholder servicing agents may receive fees from the Fund for providing services which include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance, and communicating or facilitating purchases and redemptions of Class B and Class C shares of the Fund.

         In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that Class or Classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such Class or Classes through deferred sales charges.

         All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of a Trust or the holders of the Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. With respect to Balanced, Utility, and Value, amendments to the Shareholder Services Plan require a majority vote of the disinterested Trustees but do not require a shareholders vote. Any Plan, Shareholder Services Plan or Distribution Agreement may be terminated (i) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a majority vote of the disinterested Trustees, or (ii) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.

     Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation, Tax Strategic and Total Return incurred the following Distribution Plans and Shareholder Services Plan fees:

Distribution Fees:

INCOME AND GROWTH. For the fiscal period from January 3, 1995 (commencement of class operations) through January 31, 1995, the fiscal years ended January 31, 1996 and 1997, $7, $4,915 and $18,106 on behalf of its Class A shares, $126,
$46,636 and $189,323, respectively on behalf of its Class B shares, and $7, $1,516 and $6,382, respectively on behalf of its Class C shares.

GROWTH AND INCOME. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, $22,055 and $122,222, respectively, on behalf of its Class A shares, $159,114 and $934,314, respectively, on behalf of its Class B shares, and $6,902 and $36,055, respectively, on behalf of its Class C shares.

AMERICAN   RETIREMENT.   For  the  fiscal   period  from  January  3,  1995
(commencement of class operations) through December 31, 1995, the fiscal year ended December 31, 1996 and the three month period ended March 31, 1997, $659, $14,426 and $7,950, respectively, on behalf of its Class A shares; $9,137, $199,829 and $124,370, respectively, on behalf of its Class B shares; and $187, $5,713 and $2,995, respectively, on behalf of its Class C shares.

SMALL CAP. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, $340 and $618, respectively, on behalf of its Class A shares, $1,298 and $3,199, respectively, on behalf of its Class B shares, and $111 and $267, respectively, on behalf of its Class C shares.

FOUNDATION. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995, the fiscal year ended December 31, 1996 and the three month period ended March 31, 1997, $116,677, $414,289 and $135,502, respectively on behalf of its Class A shares; $972,541, $3,487,899 and $1,113,659, respectively, on behalf of its Class B shares; and $37,823, $152,488 and $51,839, respectively, on behalf of its Class C shares.

TAX STRATEGIC. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995, the fiscal year ended December 31, 1996 and the three month period ended March 31, 1997, $2,582, $16,426 and $8,004, respectively, on behalf of its Class A shares; $21,725, $131,282 and $62,195, respectively, on behalf of its Class B shares; and $1,292, $16,493 and $8,824, respectively, on behalf of its Class C shares.

TOTAL RETURN. For the fiscal years ended November 30, 1994, 1995 and 1996, $44,889, $101,222 and $195,178, respectively, on behalf of its Class B shares, and $36,580, $60,201 and $84,812, respectively, on behalf of its Class C shares.

Shareholder Services Fees:

INCOME AND GROWTH. For the fiscal period from January 3, 1995 (commencement of class operations) through January 31, 1995, the fiscal years ended January 31, 1996 and 1997, shareholder services fees on behalf of $42, $15,546 and $63,108, respectively, on behalf of its Class B shares, and $3, $505 and $2,127, respectively, on behalf of its Class C shares.

GROWTH AND INCOME. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, shareholder services fees of $53,139 and $311,235 on behalf of its Class B shares, and $2,301 and $12,018, respectively, on behalf of its Class C shares.

AMERICAN   RETIREMENT.   For  the  fiscal   period  from  January  3,  1995
(commencement of class operations) through December 31, 1995, the fiscal year ended December 31, 1996 and the three month period ended March 31, 1997, $3,045, $66,610 and $41,457, respectively, on behalf of its Class B shares; and $62, $1,904 and $998, respectively, on behalf of its Class C shares.

SMALL CAP. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995 and the fiscal year ended December 31, 1996, $433 and $1,066, respectively, on behalf of its Class B shares, and $37 and $89, respectively, on behalf of its Class C shares.

FOUNDATION. For the fiscal period from January 3, 1995 (commencement of class operations) through December 31, 1995, the fiscal year ended December 31, 1996 and the three month period ended March 31, 1997, $324,180, $1,162,633 and $371,220, respectively, on behalf of its Class B shares; and $12,608, $50,829 and $17,280, respectively, on behalf of its Class C shares.

TAX STRATEGIC. For the fiscal period from January 3, 1995 (commencement of class operations)through December 31, 1995, the fiscal year ended December 31, 1996 and the three month period ended March 31, 1997 , $7,242, $43,761 and $20,732, respectively, on behalf of its Class B shares, and $431, $5,498 and $2,941, respectively, on behalf of its Class C shares.

TOTAL RETURN. For the fiscal years ended November 30, 1994, 1995 and 1996, $61,955, $61,454 and $75,270, respectively, on behalf of its Class A shares, $14,587, $33,741, and $65,059, respectively, on behalf of Class B shares; and $20,893, $20,066, and $28,183, respectively, on behalf of its Class C shares.

Balanced, Value and Utility incurred the following Distribution Services Plans and Shareholder Services Plans fees:

Distribution Fees:

BALANCED. For the fiscal years ended December 31, 1994, 1995 and 1996 and the three month period ended March 31, 1997, $102,621, $102,400, $107,023 and
$26,750, respectively, on behalf of Class A shares; and $670,202, $784,084, $810,803 and $205,485, respectively, on behalf of Class B shares; for the period from September 2, 1994 (commencement of operations) to December 31, 1994, and the fiscal years ended December 31, 1995 and 1996 and the three month period ended March 31, 1997, $310, $1,811, $1,883 and $710, respectively, on behalf of Class C shares.

VALUE. For the fiscal years ended December 31, 1994, 1995 and 1996, $473,347, $603,896 and $767,254, respectively, on behalf of Class A shares, and $621,330, $916,221 and $1,255,600, respectively, on behalf of Class B shares; for the period from September 2, 1994 (commencement of operations) to December 31, 1994, and the fiscal years ended December 31, 1995 and 1996, $716, $4,798 and $8,706, respectively, on behalf of Class C shares.

UTILITY. For the fiscal years ended December 31, 1994, 1995 and 1996, $9,658, $133,582 and $252,753, respectively, on behalf of Class A shares, and $169,007, $234,357 and $283,875, respectively, on behalf of Class B shares; for the period from September 2, 1994 (commencement of operations) to December 31, 1994, and the fiscal years ended December 31, 1995 and 1996, $232, $1,271 and $2,843, respectively, on behalf of Class C shares.

Shareholder Services Plans fees:

BALANCED. For the fiscal years ended December 31, 1994, 1995 and 1996 and the three month period ended March 31, 1997, $83,641, $261,361, $270,267 and
$68,495, respectively, on behalf of Class B shares, and $103, $604, $628 and $237, respectively, on behalf of Class C shares.

VALUE. For the fiscal years ended December 31, 1994, 1995 and 1996, $83,225, $305,407 and $418,533, respectively, on behalf of Class B shares; and $239, $1,599 and $2,902, respectively, on behalf of Class C shares.

UTILITY. For the fiscal years ended December 31, 1994, 1995 and 1996, $24,141, $78,119 and $94,625, respectively, on behalf of Class B shares; and $77, $424 and $948, respectively, on behalf of Class C shares.

--------------------------------------------------------------------------------


                             ALLOCATION OF BROKERAGE

--------------------------------------------------------------------------------


     Decisions regarding each Fund's portfolio are made by its Adviser, subject to the supervision and control of the Trustees. Orders for the purchase and sale of securities and other investments are placed by employees of each Fund's Adviser. In general, the same individuals perform the same functions for the other funds managed by each Adviser. A Fund will not effect any brokerage transactions with any broker or dealer affiliated directly or indirectly with the Adviser unless such transactions are fair and reasonable, under the circumstances, to the Fund's shareholders. Circumstances that may indicate that such transactions are fair or reasonable include the frequency of such transactions, the selection process and the commissions payable in connection with such transactions.

         A substantial portion of the transactions in equity securities for each Fund will occur on domestic stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

         It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between bid and ask prices.

         In selecting firms to effect securities transactions, the primary consideration of each Fund shall be prompt execution at the most favorable price. Each Adviser will also consider such factors as the price of the securities and the size and difficulty of execution of the order. If these objectives may be met with more than one firm, the Adviser will also consider the availability of statistical and investment data and economic facts and opinions helpful to the Fund. To the extent that receipt of these services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses.

         Under Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules adopted thereunder by the SEC, Lieber may be compensated for effecting transactions in portfolio securities for a Fund on a national securities exchange provided the conditions of the rules are met. Each Fund advised by Evergreen Asset has entered into an agreement with Lieber authorizing Lieber to retain compensation for brokerage services. In accordance with such agreement, it is contemplated that Lieber, a member of the New York and American Stock Exchanges, will, to the extent practicable, provide brokerage services to Growth and Income, Income and Growth, American Retirement, Small Cap, Foundation and Tax Strategic with respect to substantially all securities transactions effected on the New York and American Stock Exchanges. In such transactions, the Adviser will seek the best execution at the most favorable price while paying a commission rate no higher than that offered to other clients of Lieber or that which can be reasonably expected to be offered by an unaffiliated broker-dealer having comparable execution capability in a similar transaction. However, no Fund will engage in transactions in which Lieber would be a principal. While no Fund advised by Evergreen Asset contemplates any ongoing arrangements with other brokerage firms, brokerage business may be given from time to time to other firms. In addition, the Trustees have adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage transactions with Lieber, as an affiliated broker-dealer, are fair and reasonable.

     The Fund's Board of Trustees has determined that the Fund may consider sales of Fund shares as a factor in the selection of brokers to execute portfolio transactions, subject to the requirements of best execution described above. The Fund expects that purchases and sales of securities will usually be effected through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable. Under its Investment Advisory Agreement, Keystone is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event Keystone follows such a practice, it will do so on a basis that is fair and equitable to the Total Return Fund.

         Any profits from brokerage commissions accruing to Lieber as a result of portfolio transactions for Growth and Income, Income and Growth, American Retirement, Small Cap, Foundation and Tax Strategic will accrue to FUNB and to its ultimate parent, First Union. The Investment Advisory Agreements do not provide for a reduction of the Adviser's fee with respect to any Fund by the amount of any profits earned by Lieber from brokerage commissions generated by portfolio transactions of the Fund.

         The following chart shows: (i) the brokerage commissions paid by each Fund advised by Evergreen Asset during their last three fiscal years; (ii) the amount and percentage thereof paid to Lieber; and (iii) the percentage of the total dollar amount of all portfolio transactions with respect to which commissions have been paid which were effected by Lieber:



INCOME AND GROWTH                                    Year Ended        Year Ended     Year Ended
                                                        1/31/97          1/31/96         1/31/95
Total Brokerage                                      $3,529,313         $3,255,068          $3,755,606
Commissions
Dollar Amount and %                                   $2,835,293         $2,982,640         $3,465,900
paid to Lieber                                               80%                92%                92%
% of Transactions
Effected by Lieber                                            47%               90%                97%

FOUNDATION                               Three Months      Year Ended        Year Ended      Year Ended
                                         Ended 3/31/97       12/31/96          12/31/95        12/31/97
Total Brokerage                              $83,153         $689,724          $393,121        $282,250
Commissions
Dollar Amount and %                         $81,365          $680,252           $380,226      $  276,985
paid to Lieber                                  98%                99%               98%              98%
% of Transactions
Effected by Lieber                              97%                96%               97%              98%


SMALL CAP                                    Year Ended        Year Ended      Period Ended
                                               12/31/96          12/31/95          12/31/94
Total Brokerage                                 $14,647            $5,968           $ 3,998
Commissions
Dollar Amount and %                             $13,246            $4,863           $ 3,618
paid to Lieber                                      90%               81%                90%
% of Transactions
Effected by Lieber                                  87%                77%               90%




GROWTH AND INCOME                               Year Ended        Year Ended      Year Ended
                                                   12/31/96         12/31/95        12/31/94
Total Brokerage                                    $519,064         $210,923         $80,871
Commissions
Dollar Amount and %                                $429,888          $160,659         $71,721
paid to Lieber                                          83%               76%             89%
% of Transactions                                       78%               74%             88%







AMERICAN RETIREMENT         Three Months    Year Ended        Year Ended         Year Ended
                            Ended 3/31/97    12/31/96           12/31/95            12/31/94

Total Brokerage                    $14,54     $55,581            $57,216            $203,922
Commissions
Dollar Amount and %               $11,925     $51,579            $53,276            $202,838
paid to Lieber                        82%         93%                93%                  99%
% of Transactions
Effected by Lieber                    68%         89%                82%                  99%

TAX STRATEGIC                 Three Months     Year Ended        Year Ended      Period Ended
                             Ended 3/31/97      12/31/96            12/31/9          12/31/94
Total Brokerage                     $11,34       $51,273            $37,374            $24,872
Commissions
Dollar Amount and %                 $10,75        $50,033           $35,954            $24,072
paid to Lieber                          95%           98%               96%                 97%
% of Transactions
Effected by Lieber                      97%           97%               94%                 98%

         Income and Growth changed its fiscal year end from March 31 to January 31 during the first period covered by the foregoing table. Accordingly, the commissions reported in the foregoing table reflect for Income and Growth the period from April 1, 1994 to January 31, 1995.

         American Retirement, Balanced, Foundation and Tax Strategic have changed their fiscal year ends to March 31 from December 31, effective March 31, 1997.

         Balanced, Value, Utility and Total Return did not pay any commissions to Lieber. For the three month period ended March 31, 1997 and the fiscal years ended December 31, 1996, 1995 and 1994, Balanced paid $256,092, $522,227,
$615,041 and $450,569, respectively, in commissions on brokerage transactions. For the fiscal year ended December 31, 1996 and 1995, and for the period from January 4, 1994 (commencement of operations) to December 31, 1994, Utility paid $323,978, $272,806 and $66,294, respectively, in commissions on brokerage transactions. For the fiscal years ended December 31, 1996, 1995 and 1994, Value paid $3,164,292, $1,644,077 and $1,437,338, respectively, in commissions on brokerage transactions. For the fiscal years ended November 30, 1996, 1995 and 1994, Total Return paid $227,013, $92,665 and $65,514, respectively, in commissions on brokerage transactions.



--------------------------------------------------------------------------------
                           ADDITIONAL TAX INFORMATION
                    (SEE ALSO "OTHER INFORMATION - DIVIDENDS,
               DISTRIBUTIONS AND TAXES" IN EACH FUND'S PROSPECTUS)
--------------------------------------------------------------------------------


         Each Fund has qualified and intends to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the
"Code"). (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a regulated investment company, a Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; (ii) derive less than 30% of its gross income from the sale or other disposition of securities, options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the RIC's principal business of investing in securities (or options and futures with respect thereto) held for less than three months; and
(iii) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

         Dividends paid by a Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income. Investment company taxable income includes net investment income and net realized short-term gains (if any). Any dividends received by a Fund from domestic corporations will constitute a portion of the Fund's gross investment income. It is anticipated that this portion of the dividends paid by a Fund (other than distributions of securities profits) will qualify for the 70% dividends-received deduction for corporations. Shareholders will be informed of the amounts of dividends which so qualify.

         Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders (who are not exempt from tax) as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Short-term capital gains distributions are taxable to shareholders who are not exempt from tax as ordinary income. Such distributions are not eligible for the dividends-received deduction. Any loss recognized upon the sale of shares of a Fund held by a shareholder for six months or less will be treated as a long-term capital loss to the extent that the shareholder received a long-term capital gain distribution with respect to such shares.

         Distributions will be taxable as described above to shareholders (who are not exempt from tax), whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

         Distributions by each Fund result in a reduction in the net asset value of the Fund's shares.

     Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gains or loss will be treated as a capital gain or loss if the shares are capital assets in the investor's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her Federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of Fund distributions.

         Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions.

         If more than 50% of the value of a Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and a Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount a Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on a Fund's investments. The shareholder will be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the above-described tax credit and deductions are subject to certain limitations.

     The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

Special Tax Considerations for Tax Strategic

         With respect to Tax Strategic, to the extent that the Fund distributes exempt interest dividends to a shareholder, interest on indebtedness incurred or continued by such shareholder to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by "private activity" bonds (some of which were formerly referred to as "industrial development" bonds) should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds.

         The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.


--------------------------------------------------------------------------------


                                 NET ASSET VALUE

--------------------------------------------------------------------------------

         The following information supplements that set forth in each Fund's Prospectus under the subheading "How to Buy Shares - How the Funds Value Their Shares" in the Section entitled "Purchase and Redemption of Shares."

         The public offering price of shares of a Fund is its net asset value plus, in the case of Class A shares, a sales charge which will vary depending upon the purchase alternative chosen by the investor, as more fully described in the Prospectus. See "Purchase of Shares - Class A Shares - Front-End Sales Charge Alternative." On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of Fund shares, the per share net asset value of each such Fund is computed in accordance with the Declaration of Trust and By-Laws governing each Fund as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday.

         For each Fund, securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the NASDAQ National List are valued at the last quoted sale or, if no sale, at the mean of closing bid and asked prices and portfolio bonds are presently valued by a recognized pricing service when such prices are believed to reflect the fair value of the security. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. If accurate quotations are not available, securities will be valued at fair value determined in good faith by the Board of Trustees.

     The respective per share net asset values of the Class A, Class B, Class C and Class Y shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares (and, in turn, that of Class A shares may be lower than Class Y shares) as a result of the greater daily expense accruals, relative to Class A and Class Y shares, of Class B and Class C shares relating to distribution services fees (and, with respect to Balanced, Utility and Value, Shareholder Service Plan fee) and, to the extent applicable, transfer agency fees and the fact that Class Y shares bear no additional distribution, shareholder service or transfer agency related fees. While it is expected that, in the event each Class of shares of a Fund realizes net investment income or does not realize a net operating loss for a period, the per share net asset values of the four Classes will tend to converge immediately after the payment of dividends, which dividends will differ by approximately the amount of the expense accrual differential among the Classes, there is no assurance that this will be the case. In the event one or more Classes of a Fund experiences a net operating loss for any fiscal period, the net asset value per share of such Class or Classes will remain lower than that of Classes that incurred lower expenses for the period.

         To the extent that any Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities will be translated into United States dollars at the mean between the buying and selling rates of the currency in which such a security is denominated against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Fund. The Trustees will monitor, on an ongoing basis, a Fund's method of valuation. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York.

         Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in a Fund's calculation of net asset value unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made. Securities transactions are accounted for on the trade date, the date the order to buy or sell is executed. Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

         The following information supplements that set forth in each Fund's Prospectus under the heading "Purchase and Redemption of Shares - How To Buy Shares."

General

     Shares of each Fund will be offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "front-end sales charge alternative"), with a contingent deferred sales charge (the deferred sales charge alternative"), or without any front-end sales charge, but with a contingent deferred sales charge imposed only during the first year after the month of purchase (the "level-load alternative"), as described below. Class Y shares which, as described below, are not offered to the general public, are offered without any front-end or contingent sales charges. Shares of each Fund are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Distributor ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Distributor ("selected agents"), or (iii) the Distributor. The minimum for initial investment is $1,000; there is no minimum for subsequent investments. The subscriber may use the Application available from the Distributor for his or her initial investment. Sales personnel of selected dealers and agents distributing a Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares.

         Investors may purchase shares of a Fund in the United States either through selected dealers or agents or directly through the Distributor. A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the net asset value next determined (plus for Class A shares, the applicable sales charges), as described below. Orders received by the Distributor prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus for Class A shares the sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Distributor prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of shares of a Fund, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Application. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("ACH"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the same Fund business day for non-money market funds, and two days following the day the order is received for money market funds, and the applicable public offering price will be the public offering price determined as of the close of business on such business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to a Fund, stock certificates representing shares of a Fund are not issued. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

Alternative Purchase Arrangements

     Each Fund issues four classes of shares: (i) Class A shares, which are sold to investors choosing the front-end sales charge alternative; (ii) Class B shares, which are sold to investors choosing the deferred sales charge alternative; (iii) Class C shares, which are sold to investors choosing the level-load sales charge alternative; and (iv) Class Y shares, which are offered only to (a) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (b) certain investment advisory clients of the Advisers and their affiliates, and (c) institutional investors. The four Classes of shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) only Class A, Class B and Class C shares are subject to a Rule 12b-1 distribution fee, (ii) Class B and Class C shares of Balanced, Utility and Value are subject to a Shareholder Service Plan fee, (iii) Class A shares bear the expense of the front-end sales charge and Class B and Class C shares bear the expense of the deferred sales charge, (iv) Class B shares and Class C shares each bear the expense of a higher Rule 12b-1 distribution services fee and shareholder service fee than Class A shares and, in the case of Class B shares, higher transfer agency costs, (v) with the exception of Class Y shares, each Class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services (and, to the extent applicable, Shareholder Service Plan fee) is paid which relates to a specific Class and other matters for which separate Class voting is appropriate under applicable law, provided that, if the Fund submits to a simultaneous vote of Class A, Class B and Class C shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B and Class C shareholders will vote separately by Class, and (vi) only the Class B shares are subject to a conversion feature. Each Class has different exchange privileges and certain different shareholder service options available.

         The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services (and, to the extent applicable, Shareholder Service Plan) fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services (and, to the extent applicable, shareholder service) fee on Class C shares, would be less than the front-end sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class B and Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at the lowest applicable sales charge. For this reason, the Distributor will reject any order (except orders for Class B shares from certain retirement plans) for more than $250,000 for Class B shares or $500,000 for Class C shares.

     Class A shares are subject to a lower distribution services fee and no Shareholder Service Plan fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because front-end sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced front-end sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution (and, to the extent applicable, Shareholder Service Plan) charges on Class B shares or Class C shares may exceed the front-end sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such front-end sales charges, not all their funds will be invested initially.

     Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution services (and, to the extent applicable, Shareholder Service Plan) fees and, in the case of Class B shares, being subject to a contingent deferred sales charge for a six-year period. For example, based on current fees and expenses, an investor subject to the 4.75% front-end sales charge imposed on Class A shares of the Funds would have to hold his or her investment approximately seven years for the Class B and Class C distribution services (and, to the extent applicable, Shareholders Service Plan) fees, to exceed the front-end sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class C distribution services (and, to the extent applicable, shareholder service) fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the six year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         With respect to each Fund, the Trustees have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Class Y shares. On an ongoing basis, the Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Front-End Sales Charge Alternative--Class A Shares

          The public offering price of Class A shares for purchasers choosing the front-end sales charge alternative is the net asset value plus a sales charge as set forth in the Prospectus for each Fund.

         Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A shares sold to investors. The Distributor's commission is the sales charge set forth in the Prospectus for each Fund, less any applicable discount or commission "reallowed" to selected dealers and agents. The Distributor will reallow discounts to selected dealers and agents in the amounts indicated in the table in the Prospectus. In this regard, the Distributor may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor.

         Set forth below is an example of the method of computing the offering price of the Class A shares of each Fund. The example assumes a purchase of Class A shares of a Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of each Fund at the end of each Fund's latest fiscal year.


                                       Date            Net Asset         Per Share          Offering Price
                                                         Value          Sales Charge          Per Share
Balanced                             3/31/97            $12.87             $0.64                $13.51
Growth and Income                    12/31/96           $22.53             $1.12                $23.65
Income and Growth                    1/31/97            $21.79             $1.09                $22.88
American Retirement                  3/31/97            $13.74             $0.69                $14.43
Small Cap                           12/31/96             $13.10            $0.65                $13.75

                                      Date            Net Asset         Per Share          Offering Price
                                                         Value          Sales Charge          Per Share
Foundation                           3/31/97             $16.00            $0.80                $16.80


Tax Strategic                        3/31/97            $13.57             $0.68                $14.25

Utility                             12/31/96            $10.57             $0.53                $11.10
Value                               12/31/96            $20.57             $1.03                $21.60
Total Return                        11/30/96            $17.33             $1.06                $18.39


          Prior to January 3, 1995, shares of Growth and Income, Income and Growth, American Retirement, Small Cap, Foundation and Tax Strategic were offered exclusively on a no-load basis and, accordingly, no underwriting commissions were paid in respect of sales of shares of these Funds or retained by the Distributor. In addition, since Class B and Class C shares were not offered by Growth and Income, Income and Growth, American Retirement, Small Cap, Foundation or Tax Strategic prior to January 3, 1995, contingent deferred sales charges have been paid to the Distributor with respect to Class B or Class C shares only since January 3, 1995.

         With respect to Balanced, Utility and Value, the following commissions were paid to and amounts were retained by Federated Securities Corp. through July 7, 1995, which until such date was the principal underwriter of portfolios of Evergreen Investment Trust. For the period from July 8 through December 31, 1995, commissions were paid to and amounts were retained by the current Distributor as noted below:



                                 Three Months         Year Ended          Period From          Period From
                                 Ended 3/31/97        12/31/96            7/8/95               1/1/95
                                                                          to 12/31/95          to 7/7/95
BALANCED
Commissions                        $25,829              $77,026             $15,844              $11,841
Received
Commissions                          $3,100              $9,150              $1,731               $1,303
Retained
VALUE
Commissions                                             $522,573             $58,797             $56,058
Received
Commissions                                             $ 56,609             $ 6,615             $ 6,001
Retained
UTILITY

                                 Three Months         Year Ended          Period From          Period From
                                 Ended 3/31/97        12/31/96             7/8/95               1/1/95
                                                                           to 12/31/95          to 7/7/95
Commissions                                            $ 74,988              $ 15,692           $ 20,958
Received
Commissions                                             $ 7,857              $ 1,727            $ 2,228
Retained


          With  respect  to Income  and  Growth,  Growth  and  Income,  American
Retirement, Small Cap, Foundation and Tax Strategic, the following commissions were paid to and amounts were retained by the Distributor for the periods indicated:

                                          Three Months         Year Ended           Year Ended           Period from 1/3/95
                                         Ended 3/31/97           1/31/97              1/31/96                to 1/31/95
INCOME AND GROWTH
Commissions Received                                           $ 187,403              $ 98,890                 $ 4,585
Commissions Retained                                            $ 20,208              $ 10,733                   ---
                                                               Year Ended           Year Ended
                                                                12/31/96             12/31/95
GROWTH AND INCOME
Commissions Received                                          $ 1,473,258            $ 326,249
Commissions Retained                                           $ 158,858             $ 37,300

AMERICAN RETIREMENT
Commissions Received                        $121,810           $ 317,718             $ 42,447
Commissions Retained                        $12,910             $ 20,024
                                                                                      $ 7,397
SMALL CAP
Commissions Received                                            $ 3,568                $ 778
Commissions Retained                                             $ 340                 $ 284
FOUNDATION

                                          Three Months         Year Ended           Year Ended           Period from 1/3/95
                                         Ended 3/31/97           1/31/97              1/31/96                to 1/31/95
Commissions Received                       $ 495,558          $ 2,418,388            $1,604,275

Commissions Retained                        $ 53,267            $ 57,736             $ 178,885
TAX STRATEGIC
Commissions Received                       $ 141,912           $ 199,131             $ 28,976
Commissions Retained                        $ 16,111            $ 25,078              $ 3,266

     With respect to Total Return, the following commissions were paid to and amounts were retained by Keystone Investment Distributors Company, which prior to December 1, 1996, was the distributor for Total Return.



                                  Three Months          Year Ended          Year Ended          Year Ended
                                  Ended 3/31/97         11/30/96                 11/30/95       11/30/94

TOTAL RETURN
Commissions Received                                     $355,043            $190,327           $106,144
Commissions Retained                                    ($595,877)          ($243,621)          ($ 90,031)


         Investors  choosing the front-end  sales charge  alternative  may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

          Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions by combining purchases of shares of one or more Evergreen Keystone Funds (other than the money market funds) into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase by an organization exempt from federal income tax under Section 501
(c)(3) or (13) of the Code; a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any Evergreen Keystone Fund.


     Cumulative  Quantity  Discount  (Right  of  Accumulation).   An  investor's
purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

     (i) the investor's current purchase;

     (ii) the net asset value (at the close of business on the previous  day) of
(a) all Class A shares of the Fund held by the investor and (b) all such shares of any other Evergreen Keystone Fund held by the investor; and

     (iii) the net asset value of all shares described in paragraph; and

     (iv) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned Class A, B or C shares of an Evergreen Keystone Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the sales charge for the $100,000 purchase, in the case of the Funds, would be at the 2.50% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.75% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Letter of Intent. Class A investors may also obtain the reduced sales charges shown in the Prospectus by means of a written Letter of Intent, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares of the Fund or any other Evergreen Keystone Fund. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Statement of Intention may include purchases of Class A shares of the Fund or any other Evergreen Keystone Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Evergreen Keystone Funds under a single Letter of Intent. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in Class A shares of the Fund or any other Evergreen Keystone Fund, to qualify for the 3.75% sales charge applicable to purchases in any Evergreen Keystone Equity or Long-Term Bond Fund on the total amount being invested (the sales charge applicable to an investment of $100,000).

     The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional shares of the Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund should complete the appropriate portion of the Application while current Class A shareholders desiring to do so can obtain a form of Letter of Intent by contacting a Fund at the address or telephone number shown on the cover of this Statement of Additional Information.

     Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Evergreen Keystone Funds available to their participants. Investments made by such employee benefit plans may be exempt from any applicable front-end sales charges if they meet the criteria set forth in the Prospectus under "Class A Shares-Front End Sales Charge Alternative." The Advisers may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Evergreen Keystone Funds available to their participants.

         Reinstatement Privilege. A Class A shareholder who has caused any or all of his or her shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that such reinvestment is made within 30 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

     Sales at Net Asset Value. In addition to the categories of investors set forth in the Prospectus, each Fund may sell its Class A shares at net asset value, i.e., without any sales charge, to: (i) certain investment advisory clients of the Advisers or their affiliates; (ii) officers and present or former Trustees of the Trusts; present or former trustees of other investment companies managed by the Advisers; officers, directors and present or retired full-time employees of the Advisers, the Distributor, and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) certain employee benefit plans for employees of the Advisers, the Distributor and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Distributor, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services. These provisions are intended to provide additional job-related incentives to persons who serve the Funds or work for companies associated with the Funds and selected dealers and agents of the Funds. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Funds and the Distributor.

Deferred Sales Charge Alternatives--Class B and Class C Shares

         Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without a front-end sales charge so that the full amount of the investor's purchase payment is invested in the Fund initially.

     Proceeds from the contingent deferred sales charge are paid to the Distributor and are used by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee (and, with respect to Balanced, Utility and Value, the Shareholder Service Plan fee) enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee (and, with respect to Balanced, Utility and Value, the Shareholder Service Plan fee) incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge at the rates set forth in the Prospectus charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

         In determining the contingent deferred sales charge applicable to a redemption, it will be assumed that the redemption is first of any Class A shares or Class C shares in the shareholder's Fund account, second of Class B shares held for over six years or Class B shares acquired pursuant to reinvestment of dividends or distributions and third of Class B shares held longest during the six-year period.

     To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares, 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, of the $600 of the shares redeemed $400 of the redemption proceeds (40 shares x $10 original purchase price) will be charged at a rate of 4.0% (the applicable rate in the second year after purchase for a contingent deferred sales charge of $16).

         The contingent deferred sales charge is waived on redemptions of shares
(I) following the death or disability, as defined in the Code, of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2.

     Conversion Feature. At the end of the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee (and, with respect to Balanced, Utility and Value, the Shareholder Service Plan fee) imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (I) the assessment of the higher distribution services fee (and, with respect to Balanced, Utility and Value, Shareholder Service Plan fee) and transfer agency costs with respect to Class B shares does not result in the dividends or distributions payable with respect to other Classes of a Fund's shares being deemed "preferential dividends" under the Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under Federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee (and, with respect to Balanced, Utility and Value, the Shareholder Service Plan fee) for an indefinite period which may extend beyond the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted.

Level-Load Alternative--Class C Shares

     Investors choosing the level load sales charge alternative purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a front-end sales charge. However, you will pay a 1.0% contingent deferred sales charge if you redeem shares during the first year after the month of purchase. No charge is imposed in connection with redemptions made more than one year after the month of purchase. Class C shares are sold without a front-end sales charge so that the Fund will receive the full amount of the investor's purchase payment and after the first year without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee (and, with respect to Balanced, Utility and Value, Shareholder Service Plan fee) enables the Fund to sell Class C of shares without either a front-end or contingent deferred sales charge. However, unlike Class B shares, Class C shares do not convert to any other Class shares of the Fund. Class C shares incur higher distribution services fees (and, with respect to Balanced, Utility and Value, Shareholder Service Plan fee) than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

Class Y Shares

         Class Y shares are not offered to the general public and are available only to (i) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (ii) certain investment advisory clients of the Advisers and their affiliates, and (iii) institutional investors. Class Y shares do not bear any Rule 12b-1 distribution expenses and are not subject to any front-end or contingent deferred sales charges.


--------------------------------------------------------------------------------


                       GENERAL INFORMATION ABOUT THE FUNDS
               (SEE ALSO "OTHER INFORMATION - GENERAL INFORMATION"
                           IN EACH FUND'S PROSPECTUS)

--------------------------------------------------------------------------------


 Capitalization and Organization

         Each of the Evergreen  Growth and Income Fund and Evergreen  Income and
Growth Fund is a Massachusetts business trust. Evergreen American Retirement Fund and Evergreen Small Cap Equity Income Fund are each separate series of The Evergreen American Retirement Trust, a Massachusetts business trust. The Evergreen Foundation Fund and Evergreen Tax Strategic Foundation Fund are each separate series of the Evergreen Foundation Trust, a Massachusetts business trust. The Evergreen Balanced Fund, Evergreen Utility Fund and Evergreen Value Fund, which prior to July 7, 1995 were known as the First Union Balanced Portfolio, First Union Utility Portfolio and First Union Value Portfolio, respectively, are each separate series of Evergreen Investment Trust, a Massachusetts business trust. Keystone Fund for Total Return (formerly Keystone America Fund for Total Return) is a Massachusetts business trust. On July 7, 1995, First Union Funds changed its name to Evergreen Investment Trust. The above-named Trusts are individually referred to in this Statement of Additional Information as the "Trust" and collectively as the "Trusts." Each Trust is governed by a Board of Trustees. Unless otherwise stated, references to the "Board of Trustees" or "Trustees" in this Statement of Additional Information refer to the Trustees of all the Trusts.

         Income and Growth and Growth and Income may issue an unlimited number of shares of beneficial interest with a $0.001 par value. American Retirement, Small Cap, Foundation, Tax Strategic, Balanced, Value and Utility may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Total Return may issue an unlimited number of shares of beneficial interest with a no par value. All shares of these Funds have equal rights and privileges. Each share is entitled to one vote, to participate equally in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of these Funds are fully paid, nonassessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.

Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

         Under each Trust's Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. As a result, normally no annual or regular meetings of shareholders will be held, unless otherwise required by the Declaration of Trust of each Trust or the 1940 Act.

         Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

         The Trustees of each Trust are authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of a Trust with different investment objectives, policies or restrictions, additional series of shares may be created by one or more of the Trusts. Any issuance of shares of another series or class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. If shares of another series of a Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote separately.

         In addition any Fund may, in the future, create additional classes of shares which represent an interest in the same investment portfolio. Except for the different distribution related and other specific costs borne by such additional classes, they will have the same voting and other rights described for the existing classes of each Fund.

         Procedures for calling a shareholders' meeting for the removal of the Trustees of each Trust, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of each Fund. The rights of the holders of shares of a series of a Fund may not be modified except by the vote of a majority of the outstanding shares of such series.

Distributor

     Evergreen Keystone Distributor, Inc. (formerly known as Evergreen Funds Distributor, Inc. (the "Distributor")), 125 W. 55th Street, New York, New York 10019, serves as each Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of any Fund. The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Distribution Agreement between each Fund and the Distributor, the Fund has agreed to indemnify the Distributor, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel

     Sullivan & Worcester LLP, Washington, D.C. serves as counsel to the Funds.

Independent Auditors

         Price Waterhouse LLP has been selected to be the independent auditors of Income and Growth.

     KPMG Peat Marwick LLP has been selected to be the independent auditors of Growth and Income, American Retirement, Small Cap, Balanced, Utility, Value, Total Return, Foundation and Tax Strategic.


--------------------------------------------------------------------------------

                             PERFORMANCE INFORMATION

--------------------------------------------------------------------------------


Total Return

         From time to time a Fund may advertise its "total return." Computed separately for each class, the Fund's "total return" is its average annual compounded total return for the most recent one, five, and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid, and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. The Fund will include performance data for Class A, Class B, Class C and Class Y shares in any advertisement or information including performance data of the Fund.

         With respect to Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic, the shares of each Fund outstanding prior to January 3, 1995 have been reclassified as Class Y shares. The average annual compounded total return for each Class of shares offered by the Funds for the most recently completed one, five and ten year fiscal periods (if applicable) and for the three months ended March 31, 1997 for American Retirement, Foundation, Tax Strategic, and Balanced is set forth in the table below.



INCOME AND                                              1 Year Ended         5 Years                10 Years Ended
GROWTH                                                  1/31/97              Ended 1/31/97          1/31/97
Class A                                                 8.4%                 9.5%                   7.7%
Class B                                                 8.0%                 10.0%                  8.1%
Class C                                                 11.9%                10.3%                  8.1%
Class Y                                                 14.1%                10.7%                   8.3



GROWTH AND                                              1 Year Ended         5 Y ears Ended         10 Years
INCOME                                                  12/31/96             12/31/96               Ended 12/31/96
Class A                                                 17.6%                15.6%                  14.0%
Class B                                                 17.6%                16.2%                  14.4%
Class C                                                 21.6%                16.5%                  14.4%
Class Y                                                 23.8%                16.9%                  14.6%



AMERICAN                        3 Months Ended          1 Year Ended         5 Years Ended         From inception*****
RETIREMENT                      3/31/97                 3/31/97              3/31/97               to 3/31/97
Class A                         (4.8%)                   3.8%                ---                   13.89%
Class B                         (5.3%)                   3.0%                ---                   14.37%
Class C                         (1.3%)                   7.0%                ---                   15.52%
Class Y                          0.0%                    9.1%                ---                   10.53%


SMALL CAP                                               1 Year Ended                               From 10/1/93
                                                        12/31/96                                   (inception) to
                                                                                                   12/31/96
Class A                                                 16.2%                                      13.8%
Class B                                                 16.1%                                      14.3%
Class C                                                 20.1%                                      15.0%
Class Y                                                 22.4%                                      15.7%


FOUNDATION                      3 Months Ended          1 Year Ended          5 Years              From inception
                                3/31/97                 3/31/97               Ended                ****** to
                                                                              3/31/97              3/31/97
Class A                         (4.9%)                  7.5%                  -                    15.2%

Class B                         (5.3%)                  7.0%                  -                    15.7%
Class C                         (1.3%)                  11.0%                 -                    16.7%
Class Y                          0.0%                   13.2%                 13.6%                15.7%


TAX STRATEGIC                   3 Months Ended          1 Year Ended                               From inception
                                3/31/97                 3/31/97                                     To 3/31/97
Class A                         (3.8%)                  10.3%                                      15.9%
Class B                         (4.2%)                  10.0%                                      17.1%


TAX STRATEGIC                   3 Months Ended          1 Year Ended                               From inception
                                3/31/97                 3/31/97                                     To 3/31/97
Class C                         (0.2%)                  13.8%                                      17.5%
Class Y                         (1.0%)                  16.1%                                      14.7%



BALANCED                        3 Months                1 Year                5 Years              From inception*
                                Ended                   Ended                 Ended                to 3/31/97
                                3/31/97                 3/31/97               3/31/97
Class A                         (4.5%)                  4.4%                   9.9%                10.5%
Class B                         (4.9%)                  4.0%                   -                    9.2%
Class C                         (0.9%)                  7.4%                  -                    11.8%
Class Y                         0.3%                    9.9%                  11.2%                11.3%


UTILITY                                                 1 Year Ended                               From inception***to
                                                        12/31/96                                   12/31/96
Class A                                                 -.6%                                       7.1%
Class B                                                  -1.3%                                      7.2%
Class C                                                 2.5%                                       12.4%
Class Y                                                 4.5%                                       11.2%


VALUE                                                   1 Year Ended          5 Years Ended        From inception***to
                                                        12/31/96              12/31/96             12/31/96
Class A                                                 13.3%                 12.4%                13.4%
Class B                                                 13.1%                 --                    14.1%
Class C                                                 17.1%                 --                   18.8%
Class Y                                                 19.2%                  13.8%                15.7%


TOTAL RETURN                                            1 Year Ended          5 Years Ended        From inception****
                                                        11/30/96              11/30/96             to 11/30/96
Class A                                                 22.4%                 13.8%                11.4%
Class B                                                 24.7%                 __                   13.7%
Class C                                                 28.7%                 __                   14.3%

     Total Return commenced offering Class Y shares effective December 15, 1996.


* Inception date: Class A - June 6, 1991; Class B - January 26, 1993; Class C - September 2, 1994; Class Y - April 1, 1991.

** Inception date: Class A - January 4, 1994; Class B - January 4, 1994; Class C
- September 2, 1994; Class Y - February 28, 1994.

*** Inception date: Class A - April 12, 1985; Class B - January 25, 1993; Class C - September 2, 1994; Class Y - December 31, 1990.

****Inception date: Class A - February 13, 1987; Class B and Class C- February 1, 1993.

     ***** Inception date: Class A, B and C - January 3, 1995; Class Y - March 14, 1988.

****** Inception date: Class A, B and C - January 3, 1995; Class Y- January 2, 1990.

******* Inception date: Class A - January 17, 1995; Class B - January 6, 1995; Class C - March 3, 1995; Class Y - November 2, 1993

         The performance numbers for Income and Growth, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic for the Class A, Class B and Class C shares are hypothetical numbers based on the performance for Class Y shares as adjusted for any applicable front-end sales charge or contingent deferred sales charge through January 3, 1995 (commencement of class operations) and the actual performance of each class subsequent to January 3, 1995. The performance data calculated prior to January 3, 1995, does not reflect any Rule 12b-1 fees. If such fees were reflected the returns would be lower.

         A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in a Fund's portfolio and its expenses. Total return information is useful in reviewing a Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal investment in a Fund is not fixed and will fluctuate in response to prevailing market conditions.

YIELD CALCULATIONS

         From time to time, a Fund may quote its yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields are computed by dividing the Fund's interest income (as defined in the SEC yield formula) for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. The formula for calculating yield is as follows:

                                         YIELD = [2[(a-b/cd)+ 1]6-1]

Where   a = Interest earned during the period
        b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends d = The maximum offering price per share on the last day of the period

     Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Gains and losses generally are excluded from the calculation. Income calculated for purposes of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yields quoted for a Fund may differ from the rates of distributions a Fund paid over the same period, or the net investment income reported in a Fund's financial statements.

         Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds'
investment portfolios, portfolio maturity, operating expenses and market conditions.

         It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

        The yield of American Retirement, Foundation, Tax Strategic and Balanced, except Total Return, for the thirty-day period ended March 31, 1997 (January 31, 1997 with respect to Income and Growth and December 31, 1996 with respect to Growth and Income, Small Cap, Utility and Value) for each Class of shares offered by the Funds is set forth in the table below:



                        Income and Growth         Tax Strategic
Class A                          3.32%                    2.49%
Class B                          2.76%                    1.89%
Class C                          2.76%                    1.82%
Class Y                          3.73%                    2.88%



                           Growth and Income             Balanced
Class A                           .54%                     3.49%
Class B                          -.17%                     2.89%
Class C                          -.17%                     2.92%
Class Y                           .81%                     3.93%


                       American Retirement                 Utility
Class A                            3.10%                    3.70%
Class B                            2.49%                    3.13%
Class C                            2.49%                    3.13%
Class Y                            3.52%                    4.14%



                               Small Cap                   Value
Class A                          2.13%                    1.43%
Class B                          1.50%                     .66%
Class C                          1.51%                     .66%
Class Y                          2.48%                    1.78%




                               Foundation
Class A                           3.79%
Class B                           3.19%
Class C                           3.19%
Class Y                           4.24%


Non-Standardized Performance

         In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.


--------------------------------------------------------------------------------


                                     GENERAL

--------------------------------------------------------------------------------


     From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Russell 2000 Index, or any other commonly quoted index of common stock prices. The Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average and the Russell 2000 Index are unmanaged indices of selected common stock prices. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or to each Adviser at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statements filed by the Trusts with the SEC under the Securities Act of 1933. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.


--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

     Each Fund's financial statements appearing in their most current fiscal year Annual Report to shareholders and the report thereon of the independent auditors appearing therein, namely Price Waterhouse LLP (in the case of Income and Growth) or KPMG Peat Marwick LLP (in the case of Growth and Income, American Retirement, Small Cap, Balanced, Utility, Foundation, Tax Strategic, Value, and Total Return) are incorporated by reference into this Statement of Additional Information. The Annual Reports to Shareholders for each Fund, which contain the referenced statements, are available upon request and without charge.

                                  APPENDIX "A"

                           DESCRIPTION OF BOND RATINGS

         Standard & Poor's Ratings Service. A Standard & Poor's corporate or municipal bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.  Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

         AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

         BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

         B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

         D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

     Moody's Investors Service. A brief description of the applicable Moody's rating symbols and their meanings follows:

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. NOTE:
Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A--average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

     Fitch Investors Service L.P.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

                      DESCRIPTION OF MUNICIPAL NOTE RATINGS

         A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

         o Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

         o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

         o SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         o   SP-2  Satisfactory capacity to pay principal and interest.

         o   SP-3  Speculative capacity to pay principal and interest.

         Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade
(MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

         o MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         o MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         o MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          o MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

     Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

         Standard & Poor's Ratings Service: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

          Duff & Phelps, Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

         Fitch Investors Service L.P.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

                          KEYSTONE BALANCED FUND (K-1)

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                          KEYSTONE BALANCED FUND (K-1)

                                SEPTEMBER 2, 1997


         This statement of additional information is not a prospectus, but relates to, and should be read in conjunction with, the prospectus of Keystone Balanced Fund (K-1) (the "Fund") dated September 2, 1997. You may obtain a copy of the prospectus from the Fund's principal underwriter, Evergreen Keystone Distributor, Inc., or your broker-dealer.



                                TABLE OF CONTENTS


                                                                     Page

The Fund..............................................................  2
Service Providers.......................................................2
Investment Restrictions................................................ 3
Special Considerations................................................  4
Distributions and Taxes...............................................  5
Valuation of Securities...............................................  6
Brokerage...............................................................7
Sales Charge..........................................................  8
Distribution Plan..................................................... 10
Trustees and Officers..................................................11
The Trust Agreement................................................... 15
Investment Adviser.....................................................16
Principal Underwriter................................................. 18
Sub-administrator......................................................18
Expenses...............................................................19
Standardized Total Return
  and Yield Quotations................................................ 20
Financial Statements...................................................20
Additional Information................................................ 21
Appendix..............................................................A-1



16547

                                    THE FUND


         The Fund is an open-end, diversified management investment company, commonly known as a mutual fund. The Fund's investment objective is to provide shareholders with current income. Under normal circumstances, the Fund invests in a combination of equity and debt securities chosen primarily for their potential for current income and secondarily, to the extent consistent with the Fund's investment objective, for their potential for capital appreciation. Under normal circumstances, the Fund also maintains at least 25% of its total assets in fixed income senior securities. In its search for income, the Fund may invest in any type of security, including bonds, debentures, and income obligations, as well as common and preferred stocks. The Fund normally emphasizes, however, securities having a liberal current yield consistent with investment quality on which the interest or dividend payments are considered reasonably secure. Keystone Investment Management Company ("Keystone") serves as the Fund's investment adviser.

         Certain information about the Fund is contained in its prospectus. This statement of additional information ("SAI") provides additional information about the Fund that may be of interest to some investors.


--------------------------------------------------------------------------------

                                SERVICE PROVIDERS

--------------------------------------------------------------------------------

Service                                      Provider
---------------------------------------------------------------------------------------------------
Investment adviser (referred to              Keystone Investment Management Company, 200 Berkeley
in this SAI as "Keystone")                   Street, Boston, Massachusetts 02116 (Keystone is a wholly-
                                             owned subsidiary of First Union Keystone, Inc. ("First
                                             Union Keystone"), also located at 200 Berkeley Street,
                                             Boston, Massachusetts 02116)

Principal underwriter (referred              Evergreen Keystone Distributor, Inc. (formerly Evergreen
to in this SAI as "EKD")                     Funds Distributor, Inc.), 125 W. 55th Street, New York,
                                             New York 10019

Predecessor to EKD (referred to              Evergreen Keystone Investment Services, Inc. (formerly
in this SAI as "EKIS")                       Keystone Investment Distributors Company), 200 Berkeley
                                             Street, Boston, Massachusetts 02116

Sub-administrator (referred to in            BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio
this SAI as "BISYS")                         43219

Transfer and dividend disbursing             Evergreen Keystone Service Company (formerly Keystone
agent (referred to in this SAI as "EKSC")    Investor Resource Center, Inc.), 200 Berkeley Street,
                                             Boston, Massachusetts 02116 (EKSC is a wholly-owned
                                             subsidiary of Keystone)








                                                         3


Independent auditors                           KPMG Peat Marwick LLP, 99 High Street, Boston,
                                               Massachusetts 02110, Certified Public Accountants

Custodian                                      State Street Bank and Trust Company, 225 Franklin
                                               Street, Boston, Massachusetts 02110


--------------------------------------------------------------------------------

                             INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

FUNDAMENTAL INVESTMENT RESTRICTIONS

         The Fund has adopted the fundamental investment restrictions set forth below, which may not be changed without a vote of the majority of the Fund's outstanding voting shares (as defined in the Investment Company Act of 1940 (the "1940 Act")). Unless otherwise stated, all references to Fund assets are in terms of current market value.

         The Fund may not do any of the following:

         (1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, all as determined immediately after such investment; provided that these limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities;

         (2) invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;

         (3) borrow money, except that the Fund may (a) borrow money from banks for temporary or emergency purposes in aggregate amounts up to 10% of the value of the Fund's net assets (computed at cost); or (b) enter into reverse repurchase agreements (bank borrowings and reverse repurchase agreements, in aggregate, shall not exceed 10% of the value of the Fund's net assets);

         (4) underwrite securities, except that the Fund may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities the Fund may be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act");

         (5) purchase or sell real estate or interests in real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate, and will not purchase or sell commodities or commodity contracts, except that the Fund may engage in currency or other financial futures contracts and related options transactions;

         (6) invest for the primary purpose of exercising control over or management of any issuer;

         (7) make margin purchases or short sales of securities;

         (8) make loans, except that the Fund may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker-dealers; all such investments must be consistent with the Fund's investment objectives and policies;

         (9) invest more than 25% of its assets in the securities of issuers in any single industry, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and

         (10) purchase the securities of any other investment company except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company.

         If a percentage limit is satisfied at the time of investment or borrowing, a later increase or decrease resulting from a change in the value of a security or a decrease in Fund assets is not a violation of the limit. With respect to borrowing, applicable law may require the Fund to reduce the amount of borrowing.

     The Fund has no current intention of attempting to increase its net income by borrowing and intends to repay any borrowings made in accordance with the third investment restriction enumerated above before it makes any additional investments.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

         Additional restrictions adopted by the Fund, which may be changed by the Fund's Board of Trustees, stipulate that the Fund may not purchase or retain securities of an issuer if, to the knowledge of the Fund, any officer, Trustee, or Director of the Fund or Keystone Investment Management Company "Keystone"), each owning beneficially more than 1/2 of 1% of the securities of such issuer, own, in the aggregate, more than 5% of the securities of such issuer, or such persons or management personnel of the Fund or Keystone have a substantial beneficial interest in the securities of such issuer. Portfolio securities of the Fund may not be purchased from or sold or loaned to Keystone or any affiliate thereof, or any of their Directors, officers or employees.

--------------------------------------------------------------------------------

                             SPECIAL CONSIDERATIONS

--------------------------------------------------------------------------------

         The Fund may invest in below investment grade securities. The Fund currently expects, however, that less than 5% of its total assets will be invested in such securities.

         Such aggressive investing involves risks that are greater than the risks of investing in higher quality debt securities. These risks are discussed in greater detail below and include risks from (1) interest rate fluctuations;
(2) changes in credit status, including weaker overall credit condition of issuers and risks of default; (3) industry, market and economic risks; (4) volatility of price resulting from broad and rapid changes in the value of underlying securities; and (5) greater price variability and credit risks of certain high yield securities such as zero coupon bonds and payment-in-kind ("PIK") securities.

         These risks provide the opportunity for maximizing return over time, but may result in greater upward and downward movement of the net asset value per share of the Fund. As a result, they should be carefully considered by investors.

         While providing opportunities to maximize return over time, investors should be aware of market, economic, and credit factors influencing below investment grade, high yield securities: (1) securities rated BB or lower by Standard & Poor's Ratings Group ("S&P") or Ba or lower by Moody's Investors Service ("Moody's") are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments; (2) the value of high yield securities may be more susceptible to real or perceived adverse economic, company, or industry conditions than is the case for higher quality securities; (3) adverse market, credit, or economic conditions could make it difficult at certain times to sell certain high yield securities held by the Fund; (4) the secondary market for high yield securities may be less liquid than the secondary market for higher quality securities, which may affect the value of certain high yield securities held by the Fund at certain times; and (5) zero coupon and PIK high yield securities may be subject to greater changes in value due to market conditions, the absence of a cash interest payment, and the tendency of issuers of such securities to have weaker overall credit conditions than other below investment grade, high yield securities. These characteristics of below investment grade, high yield securities make them generally more appropriate for long-term investment.

         Part of the income sought by the Fund may be associated with securities in the lower rating categories of the recognized rating agencies or with securities that are unrated. Such high yield securities are generally rated BB or lower by S&P or Ba or lower by Moody's. The Fund may invest in securities that are rated as low as CCC by S&P and Caa by Moody's. Appendix A to this statement of additional information describes these rating categories. The Fund may also invest in unrated securities that, in the judgment of Keystone, the Fund's investment adviser, offer comparable yields and risks as securities that are rated, as well as in below investment quality zero coupon and PIK securities.

         Since the Fund may take an aggressive approach to investing a portion of its assets, Keystone tries to maximize the return by controlling risk through diversification, credit analysis, review of sector and industry trends, interest rate forecasts and economic analysis. Keystone's analysis of securities focuses on values based on factors such as interest or dividend coverage, asset values, earnings prospects and the quality of management of the company. In making investment recommendations, Keystone also considers current income, potential for capital appreciation, maturity structure, quality guidelines, coupon structure, average yield, percentage of zeros and PIKs, percentage of nonaccruing items and yield to maturity. Keystone also considers the ratings of Moody's and S&P assigned to various securities, but does not rely solely on ratings assigned by Moody's and S&P because (1) Moody's and S&P assigned ratings are based largely on historical financial data and may not accurately reflect the current financial outlook of companies, and (2) there can be large differences among the current financial conditions of issuers within the same rating category.

         Income and yields on high yield securities, as on all securities, will fluctuate over time.

--------------------------------------------------------------------------------

                             DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

         The Fund will make distributions to its shareholders of dividends from net investment income quarterly and net realized capital gains, if any, annually in shares or, at the option of the shareholder, in cash. (Distributions of ordinary income may be eligible in whole or in part for the corporate 70% dividends received deduction.) Distributions are taxable whether received in cash or additional shares. Shareholders who have not opted, prior to the record date for any distribution, to receive cash will have the number of distributed shares determined on the basis of the Fund's net asset value per share computed at the end of the day on the record date after adjustment for the distribution. Net asset value is used in computing the number of shares in both gains and income distribution reinvestments. Account statements and/or checks, as appropriate, will be mailed to shareholders by the 6th of the appropriate month. Unless the Fund receives instructions to the contrary from a shareholder before the record date, it will assume that the shareholder wishes to receive that distribution and future gains and income distributions in shares. Instructions continue in effect until changed in writing.

         Distributed long-term capital gains are taxable as such to the shareholder regardless of the period of time Fund shares have been held by the shareholder. However, if such shares are held less than six months and redeemed at a loss, the shareholder will recognize a long-term capital loss on such shares to the extent of the long-term capital gain distribution received in connection with such shares. If the net asset value of the Fund's shares is reduced below a shareholder's cost by a capital gains distribution, such distribution, to the extent of the reduction, would be a return of investment though taxable as stated above. Since distributions of capital gains depend upon profits actually realized from the sale of securities by the Fund, they may or may not occur. The foregoing comments relating to the taxation of dividends and distributions paid on the Fund's shares relate solely to federal income taxation. Such dividends and distributions may also be subject to state and local taxes.

         When the Fund makes a distribution, it intends to distribute only its net capital gains and such income as has been predetermined to the best of the Fund's ability to be taxable as ordinary income. Shareholders of the Fund will be advised annually of the federal income tax status of distributions.

--------------------------------------------------------------------------------

                             VALUATION OF SECURITIES

--------------------------------------------------------------------------------

         Current value for the Fund's portfolio securities is determined as follows:

         (1) securities traded on an established exchange are valued on the basis of the last sales price on the exchange where the securities are primarily traded prior to the time of the valuation;

         (2) securities traded in the over-the-counter market, for which complete quotations are readily available, are valued at the mean of the bid and asked prices at the time of valuation;

         (3) short-term investments maturing in sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market;

         (4) short-term investments maturing in more than sixty days are valued at market value;

         (5) short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market; and

         (6) the Fund's Board of Trustees values the following securities at prices it deems in good faith to be fair: (a) securities, including restricted securities, for which complete quotations are not readily available; (b) listed securities if, in the Board's opinion, the last sales price does not reflect a current market value or if no sale occurred; and (c) other assets. While market quotations may be readily available for certain long-term corporate bonds and notes, such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Board of Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.


-------------------------------------------------------------------------------

                                    BROKERAGE

--------------------------------------------------------------------------------

SELECTION OF BROKERS

         In effecting transactions in portfolio securities for the Fund, Keystone seeks the best execution of orders at the most favorable prices. Keystone determines whether a broker has provided the Fund with best execution and price in the execution of a securities transaction by evaluating, among other things:


         1.       overall direct net economic result to the Fund,

         2.       the efficiency with which the transaction is effected,

         3. the broker's ability to effect the transaction where a large block is involved,

         4. the broker's readiness to execute potentially difficult transactions in the future,

         5.       the financial strength and stability of the broker,

         6. the receipt of research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information ("research services"), and


         The Fund's management weighs these considerations in determining the overall reasonableness of the brokerage commissions paid.

         Should the Fund or Keystone receive research services from a broker, the Fund would consider such services to be in addition to, and not in lieu of, the services Keystone is required to perform under the Advisory Agreement (as defined below). Keystone believes that the cost, value and specific application of such information are generally indeterminable and cannot be practically allocated between the Fund and its other clients who may indirectly benefit from the availability of such information. Similarly, the Fund may indirectly benefit from information made available as a result of transactions effected for Keystone's other clients. Under the Advisory Agreement, Keystone is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event Keystone follows such a practice, it will do so on a basis that is fair and equitable to the Fund.

         The Fund's Board of Trustees has determined that the Fund may consider sales of Fund shares as a factor when selecting brokers to execute portfolio transactions, subject to the requirements of best execution described above.

BROKERAGE COMMISSIONS

         Generally, the Fund expects to purchase and sell its securities through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers, unless more favorable prices are otherwise obtainable.

GENERAL BROKERAGE POLICIES

         In order to take advantage of the availability of lower purchase prices, the Fund may participate, if and when practicable, in group bidding for the direct purchase from an issuer of certain securities.

         Keystone makes investment decisions for the Fund independently from those of its other clients. It may frequently develop, however, that Keystone will make the same investment decision for more than one client. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more of its clients are engaged in the purchase or sale of the same security, Keystone will allocate the transactions according to a formula that is equitable to each of its clients. Although, in some cases, this system could have a detrimental effect on the price or volume of the Fund's securities, the Fund believes that in other cases its ability to participate in volume transactions will produce better executions.

         The Fund does not purchase portfolio securities from or sell portfolio securities to Keystone, EKD, or any of their affiliated persons, as defined in the 1940 Act.

         The Board of Trustees will, from time to time, review the Fund's brokerage policy. In the event of further regulatory developments affecting the securities exchanges and brokerage practices generally, the Board of Trustees may change, modify or eliminate any of the foregoing practices.

--------------------------------------------------------------------------------

                                  SALES CHARGE

--------------------------------------------------------------------------------

         The Fund may charge a contingent deferred sales charge (a "CDSC") when you redeem certain of its shares within four calendar years of purchase. The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plan"). If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. CDSCs attributable to your shares are, to the extent permitted by the National Association of Securities Dealers, Inc. ("NASD"), paid to EKD or its predecessor.

CALCULATING THE CDSC

         The CDSC is a declining percentage of the lesser of (1) the net asset value of the shares you redeemed, or (2) the net asset value at time of purchase of such shares. The CDSC is calculated according to the following schedule:

         REDEMPTION TIMING                                          CDSC

         During the calendar year of purchase......................4.00%
         During the first calendar year after the
           year of purchase........................................3.00%
         During the second calendar
           year after the year of purchase.........................2.00%
         During the third calendar year
           after the year of purchase..............................1.00%
         Thereafter................................................0.00%

         In determining whether a CDSC is payable and, if so, the percentage charge applicable, the Fund will first redeem shares not subject to a CDSC and will then redeem shares you have held the longest.

         CDSC WAIVERS. The Fund does not impose a CDSC when the amount you are redeeming represents:

         1. an increase in the value of the shares redeemed above the total cost of such shares due to increases in the net asset value per share of the Fund;

         2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

         3. shares you have held for all or part of more than four consecutive calendar years;

         4. shares that are held in the accounts of a shareholder who has died or become disabled;

         5. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

         6. automatic withdrawals from the ERISA plan of a shareholder who is a least 59 1/2 years old;

         7. shares in an account that the Fund has closed because the account has an aggregate net asset value of less than $1,000;

         8. automatic withdrawals under a Systematic Withdrawal Plan of up to 1% per month of your initial account balance;

         9. withdrawals consisting of loan proceeds to a retirement plan participant;

         10. financial hardship withdrawals made by a retirement plan participant;

         11. withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan;

         12. shares purchased by a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in shares of the Fund, any other Keystone Classic Fund and/or any Evergreen Keystone Fund, is at least $500,000 and any commission paid by the Fund and such other fund at the time of such purchase is not more than 1% of the amount invested;

         13.      shares purchased by certain Directors,  Trustees, officers and
                  employees   of  the  Fund,   Keystone  and  certain  of  their
                  affiliates; and

         14. shares purchased by registered representatives of firms with dealer agreements with EKD.

         EXCHANGES. The Fund does not charge a CDSC on exchanges of shares between funds in the Keystone Classic Fund Family that have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act. If you do exchange shares of one such fund for shares of another such fund, the Fund will deem the calendar year of the exchange, for purposes of any future CDSC, to be the year the shares tendered for exchange were originally purchased.

--------------------------------------------------------------------------------

                                DISTRIBUTION PLAN

--------------------------------------------------------------------------------

         Rule 12b-1 under the 1940 Act permits investment companies, such as the Fund, to use their assets to bear the expenses of distributing their shares if they comply with various conditions, including the adoption of a distribution plan containing certain provisions set forth in Rule 12b-1. The Fund bears some of the costs of selling its shares under a Distribution Plan adopted on June 1, 1983 pursuant to Rule 12b-1 (the "Distribution Plan").

         The Fund's Distribution Plan provides that the Fund may expend up to 0.3125% quarterly (approximately 1.25% annually) of the average daily net asset value of its shares to pay distribution costs for sales of its shares and to pay shareholder service fees. The NASD limits such annual expenditures to 1.0%, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Fund's Distribution Plan plus interest at the prime rate plus 1% on unpaid amounts thereof (less any CDSC by shareholders to EKD).

         Payments under the Distribution Plan are currently made to EKD which may reallow all or part to others, such as broker-dealers) (1) as commissions for Fund shares sold and (2) as shareholder service fees in respect of shares maintained by the recipient and outstanding on the Fund's books for specific periods. Amounts paid or accrued to EKD under (1) and (2) in the aggregate may not exceed the limitation referred to above. EKD generally reallows to broker-dealers or others a commission equal to 4% of the price paid for each Fund share sold as well as a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares maintained by such recipient and outstanding on the books of the Fund for specified periods.

         If the Fund is unable to pay EKD a commission on a new sale because the annual maximum (0.75% of average daily net assets) has been reached, EKD intends, but is not obligated, to continue to accept new orders for the purchase of Fund shares and to pay commissions and service fees to broker-dealers in excess of the amount it currently receives from the Fund. While the Fund is under no contractual obligation to pay EKD for advances made by EKD in excess of the Distribution Plan limitation, EKD intends to seek full payment of such amounts from the Fund (together with interest at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the

Fund would be within permitted limits. If the Fund's disinterested Trustees (as defined in the 1940 Act) (the "Independent Trustees") authorize such payments, the effect will be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by the Distribution Plan. If the Distribution Plan is terminated, EKD will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of such amounts.

         The total amounts paid by the Fund under the foregoing arrangements may not exceed the maximum Distribution Plan limit specified above, and the amounts and purposes of expenditures under the Distribution Plan must be reported to the Fund's Independent Trustees quarterly. The Fund's Independent Trustees may require or approve changes in the implementation or operation of the Distribution Plan and may require that total expenditures by the Fund under the Distribution Plan be kept within limits lower than the maximum amount permitted by the Distribution Plan as stated above. If such costs are not limited by the Independent Trustees, such costs could, for some period of time, be higher than such costs permitted by most other plans presently adopted by other investment companies.

         The Distribution Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting securities of the Fund.

         Any change in the Distribution Plan that would materially increase the distribution expenses of the Fund provided for in the Distribution Plan requires shareholder approval. Otherwise, the Distribution Plan may be amended by votes of the majority of both (1) the Fund's Trustees and (2) the Independent Trustees cast in person at a meeting called for the purpose of voting on such amendment.

         While the Distribution Plan is in effect, the Fund is required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.

         The Independent Trustees of the Fund have determined that the sales of the Fund's shares resulting from payments under the Distribution Plan have benefited the Fund.

--------------------------------------------------------------------------------

                              TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------

         The Trustees and officers of the Fund, their principal occupations and some of their affiliations over the last five years are as follows:

FREDERICK AMLING:                         Trustee of the Fund; Trustee or Trustee of all other funds in the
                                          Keystone Families of Funds; Professor, Finance Department,
                                          George Washington University; President, Amling & Company
                                          (investment advice); and former Member, Board of Advisers, Cre dito Emilano (banking).

LAURENCE B. ASHKIN:                       Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; Trustee or Director of all funds in the Evergreen
                                          Family of Funds other than Evergreen Investment Trust and Evergreen
                                          Variable Trust; real estate developer and construction consultant;   and
                                          President of Centrum Equities and Centrum Properties, Inc.





                                                        12

CHARLES A. AUSTIN III:                    Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; Principal and Investment Counselor
                                          of Appleton Partners, Inc. (investment advice); Director,
                                          Merrimack Mutual Fire Insurance Company, Cambridge Mutual
                                          Fire Insurance Company, Bay State Insurance Company, Beacon
                                          Diagnostics, Inc. (biotechnology); former Director, Executive Vice
                                          President and Chief Financial Officer, State Street Research &
                                          Management Company (investment advice).

FOSTER BAM:                               Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; Trustee or Director of all the funds in the Evergreen Family of Funds other than Evergreen
                                          Investment Trust and Evergreen Variable Trust; Partner in the
                                          law firm of Cummings & Lockwood; Director, Symmetrix, Inc.
                                          (sulphur company) and Pet Practice, Inc. (veterinary services); and
                                          former Director, Chartwell Group Ltd. (manufacturer of office furnishings and accessories), Waste Disposal Equipment
                                          Acquisition Corporation and Rehabilitation Corporation of
                                          America (rehabilitation hospitals).

*GEORGE S. BISSELL:                       Chief Executive Officer of the Fund and each of the other funds in the Keystone Families of Funds; Chairman of the Board and
                                          Trustee of the Fund; Chairman of the Board and Trustee or
                                          Director of all other funds in the Keystone Families of Funds;
                                          Chairman of the Board and Trustee of Anatolia College; Trustee
                                          of
                                          University Hospital (and Chairman of its Investment Committee);
                                          former Director and Chairman of the Board of Hartwell Keystone
                                          Advisers, Inc.; and former Chairman of the Board, Director and
                                          Chief Executive Officer of Keystone Investments, Inc..

EDWIN D. CAMPBELL:                        Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; Principal, Padanaram Associates,
                                          Inc.; and former Executive Director, Coalition of Essential Schools,
                                          Brown University.

CHARLES F. CHAPIN:                        Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; and former Director, Peoples Bank
                                          (Charlotte, NC).

K. DUN GIFFORD:                           Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; Trustee, Treasurer and Chairman of
                                          the Finance Committee, Cambridge College; Chairman Emeritus
                                          and Director, American Institute of Food and Wine;  Chairman
                                          and President, Oldways Preservation and Exchange Trust (educa tion); former Chairman of the Board, Director, and Executive Vice
                                          President, The London Harness Company; former Managing Part ner, Roscommon Capital Corp.; former Chief Executive Officer,
                                          Gifford Gifts of Fine Foods; former Chairman, Gifford, Drescher





                                                        13

                                          & Associates (environmental consulting); and former Director,
                                          Keystone Investments, Inc. and Keystone.

JAMES S. HOWELL:                          Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; Chairman and Trustee or Director of
                                          all the funds in the Evergreen Family of Funds; former Chairman of the Distribution Foundation for the Carolinas; and former Vice
                                          President of Lance Inc. (food manufacturing).

LEROY KEITH, JR.:                         Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; Chairman of the Board and Chief
                                          Executive Officer, Carson Products Company; Director of Phoenix
                                          Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series
                                          Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge
                                          Series Fund; and former President, Morehouse College.

F. RAY KEYSER, JR.:                       Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; Chairman and Of Counsel, Keyser,
                                          Crowley & Meub, P.C.; Member, Governor's (VT) Council of Eco
                                          nomic Advisers; Chairman of the Board and Director, Central
                                          Vermont Public Service Corporation and Lahey Hitchcock Clinic;
                                          Director, Vermont Yankee Nuclear Power Corporation, Grand
                                          Trunk Corporation, Grand Trunk Western Railroad, Union
                                          Mutual Fire Insurance Company, New England Guaranty
                                          Insurance Company, Inc., and the Investment Company Institute;
                                          former Director and President, Associated Industries of Vermont;
                                          former Director of Keystone, Central Vermont Railway, Inc., S.K.I.
                                          Ltd., and Arrow Financial Corp.; and former Director and
                                          Chairman of the Board, Proctor Bank and Green Mountain Bank.

GERALD M. MCDONNELL:                      Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; Trustee or Director of all of the funds  in the
                                          Evergreen  Family of Funds; and Sales Representative with Nucor-Yamoto, Inc.
                                          (steel producer).

THOMAS L. MCVERRY:                        Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; Trustee or Director of all of the funds in the Evergreen Family of Funds other than Evergreen Variable
                                          Trust; former Vice President and Director of Rexham Corporation;
                                          and former Director of Carolina Cooperative Federal Credit
                                          Union.

*WILLIAM WALT PETTIT:                     Trustee of the Fund; Trustee or Director of all other funds in the  Keystone  Families of Funds; Trustee or Director of all the funds in the Evergreen Family of Funds other than  Evergreen  Variable  Trust;  and
                                          Partner in the law firm of Holcomb and Pettit, P.A.

DAVID M. RICHARDSON:                      Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; Vice Chair and former Executive Vice
                                          President, DHR International, Inc. (executive recruitment);





                                                        14

                                          former Senior Vice President, Boyden International Inc. (executive recruitment); and Director, Commerce and Industry Association
                                          of New Jersey, 411 International, Inc., and J&M Cumming Paper
                                          Co.

RUSSELL A. SALTON, III MD:                Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; Trustee or Director of all the funds in the Evergreen Family of Funds; Medical Director, U.S. Health
                                          Care/Aetna Health Services; and former Managed Health Care
                                          Consultant; former President, Primary Physician Care.

MICHAEL S. SCOFIELD:                      Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; Trustee or Director of all the funds in the Evergreen Family of Funds; and Attorney, Law Offices of
                                          Michael S. Scofield.

RICHARD J. SHIMA:                         Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; Chairman, Environmental Warranty,
                                          Inc. (insurance agency); Executive Consultant, Drake Beam
                                          Morin, Inc. (executive outplacement); Director of Connecticut
                                          Natural Gas Corporation, Hartford Hospital, Old State House
                                          Association, Middlesex Mutual Assurance Company, and Enhance
                                          Financial Services, Inc.; Chairman, Board of Trustees, Hartford
                                          Graduate Center; Trustee, Greater Hartford YMCA; former
                                          Director, Vice Chairman and Chief Investment Officer, The
                                          Travelers Corporation; former Trustee, Kingswood-Oxford School;
                                          and former Managing Director and Consultant, Russell Miller,
                                          Inc.

ANDREW J. SIMONS:                         Trustee of the Fund; Trustee or Director of all other funds in the
                                          Keystone Families of Funds; Partner, Farrell, Fritz, Caemmerer,
                                          Cleary, Barnosky & Armentano, P.C.; Adjunct Professor of Law
                                          and former Associate Dean, St. John's University School of Law;
                                          Adjunct Professor of Law, Touro College School of Law; and
                                          former President, Nassau County Bar Association.

JOHN J. PILEGGI:                          President and Treasurer of The Fund; President and Treasurer of
                                          all  other  funds in the Evergreen Keystone Family of Funds; Senior
                                          Managing  Director, Furman Selz LLC since 1992; Managing  Director  from
                                          1984 to 1992;  Consultant, BISYS Fund Services since 1996; 230 Park Avenue,
                                          Suite 910, New York, NY.

GEORGE O. MARTINEZ:                       Secretary of the Fund; Secretary of all other funds in the
                                          Evergreen  Keystone Family of Funds; Senior Vice  President and Director of
                                          Administration  and Regulatory Services, BISYS Fund  Services  since
                                          1995; Vice President/Assistant General Counsel, Alliance Capital  Management
                                          from 1988 to 1995;  3435 Stelzer Road, Columbus, Ohio.


* This Trustee may be considered an "interested person" of the Fund within the meaning of the 1940 Act.

         The Fund does not pay any direct remuneration to any officer or Trustee who is an "affiliated person" of Keystone or any of its affiliates. See
"Investment Adviser." During the fiscal year ended June 30, 1997, the unaffiliated Trustees received retainers or fees totaling $61,740 from the Fund. For the year December 31, 1996, aggregate compensation received by Independent Trustees on a fund complex wide basis (which includes over 30 mutual funds) was $411,000. As of July 31, 1997, the Trustees and officers beneficially owned less than 1.00% of the Fund's then outstanding shares.

         Except as set forth above, the address of all of the Fund's Trustees and the address of the Fund is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

         Set forth below for each of the Trustees receiving in excess of $60,000 for the fiscal period of July 1, 1996 through June 30, 1997 is the total compensation paid to such Trustee by the Evergreen Keystone Funds:

                                    Total
                                    Compensation
                                    From Registrant
                                    and Fund Complex
NAME                                PD. TO TRUSTEES

James S. Howell                     $93,800
Gerald M. McDonnell                 $80,000
Thomas L. McVerry                   $85,000
William Walt Pettit                 $82,500
Russell A Salton, III M.D.          $87,000
Michael S. Scofield                 $88,200


--------------------------------------------------------------------------------

                               THE TRUST AGREEMENT

--------------------------------------------------------------------------------

TRUST AGREEMENT

         The Fund is a Pennsylvania common law trust established under a Trust Agreement dated July 15, 1935, as restated and amended (the "Trust Agreement"). The Trust Agreement restructured the Fund so that its operation would be substantially similar to that of most other mutual funds. The Trust Agreement provides for a Board of Trustees and enables the Fund to enter into an agreement with an investment manager and/or adviser to provide the Fund with investment advisory, management, and administrative services. A copy of the Trust Agreement is on file as an exhibit to the Fund's Registration Statement, of which this SAI is a part. This summary is qualified in its entirety by reference to the Trust Agreement.

DESCRIPTION OF SHARES

         The Trust Agreement authorizes the issuance of an unlimited number of shares of beneficial interest and the creation of additional series and/or classes of series of Fund shares. Each share represents an equal proportionate interest in the Fund with each other share of that class. Upon liquidation, shares are entitled to a pro rata share in the net assets of their class of Fund shares. Shareholders shall have no preemptive or conversion rights. Shares are transferable. The Fund currently intends to issue only one class of shares.

SHAREHOLDER LIABILITY

         Pursuant to court decisions or other theories of law, shareholders of a Pennsylvania common law trust could possibly be held personally liable for the obligations of the trust. The possibility of Fund shareholders incurring financial loss under such circumstances appears to be remote, however, because the Trust Agreement (1) contains an express disclaimer of shareholder liability for obligations of the Fund; (2) requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees; and (3) provides for indemnification out of Fund property for any shareholder held personally liable for the obligations of the Fund.

VOTING RIGHTS

         Under the terms of the Trust Agreement, the Fund does not hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, shares are entitled to one vote per share. Shares generally vote together as one class on all matters. No amendment may be made to the Trust Agreement that adversely affects any class of shares without the approval of a majority of the shares of that class. There shall be no cumulative voting in the election of Trustees.

         After a meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, or until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

         Except as set forth above, the Trustees shall continue to hold office indefinitely unless otherwise required by law and may appoint successor Trustees. A Trustee may cease to hold office or may be removed from office (as the case may be) (1) at any time by a two-thirds vote of the remaining Trustees;
(2) when such Trustee becomes mentally or physically incapacitated; or (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares. Any Trustee may voluntarily resign from office.

LIMITATION OF TRUSTEES' LIABILITY

         The Trust Agreement provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees, or investment advisers, shall not be liable for any neglect or wrongdoing of any such person; provided, however, that nothing in the Trust Agreement shall protect a Trustee against any liability for his willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties.

         The Trustees have absolute and exclusive control over the management and disposition of all assets of the Fund and may perform such acts as in their sole judgment and discretion are necessary and proper for conducting the business and affairs of the Fund or promoting the interests of the Fund and the shareholders.

--------------------------------------------------------------------------------

                               INVESTMENT ADVISER

--------------------------------------------------------------------------------

INVESTMENT ADVISER

         Subject to the general supervision of the Fund's Board of Trustees, Keystone provides investment advice, management and administrative services to the Fund.

         On December 11, 1996, the predecessor corporation to First Union Keystone, Keystone Investments, Inc. ("Keystone Investments") and indirectly each subsidiary of Keystone Investments, including Keystone, were acquired (the "Acquisition") by First Union National Bank ("FUNB"), a wholly-owned subsidiary of First Union Corporation ("First Union"). Keystone Investments was acquired by FUNB by merger into a wholly-owned subsidiary of FUNB, which entity then assumed the First Union Keystone name and succeeded to the business of the predecessor corporation. Contemporaneously with the Acquisition, the Fund entered into a new investment advisory agreement with Keystone and into a principal underwriting agreement with EKD, an indirect wholly-owned subsidiary of BISYS. The new investment advisory agreement (the "Advisory Agreement") was approved by the shareholders of the Fund on December 9, 1996, and became effective on December 11, 1996.

         First Union Keystone and each of its subsidiaries, including Keystone, are now indirectly owned by First Union. First Union is headquartered in Charlotte, North Carolina, and had $143 billion in consolidated assets as of June 30, 1997. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. The Capital Management Group of FUNB, Keystone and Evergreen Asset Management Corp., a wholly-owned subsidiary of FUNB, manage or otherwise oversee the investment of over $66 billion in assets as of June 30, 1997 belonging to a wide range of clients, including the Evergreen Keystone Family of Funds.

         Pursuant to the Advisory Agreement and subject to the supervision of the Fund's Board of Trustees, Keystone furnishes to the Fund investment
advisory,   management  and  administrative  services,  office  facilities,  and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. Keystone pays for all of the expenses incurred in connection with the provision of its services.

         The Fund pays for all charges and expenses, other than those specifically referred to as being borne by Keystone, including, but not limited to (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) costs and expenses under the Distribution Plan;
(8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the Securities and Exchange Commission ("SEC") or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees of the Fund on matters relating to the Fund; and
(14) charges and expenses
of filing annual and other reports with the SEC and other authorities, and all extraordinary charges and expenses of the Fund.

         The Fund pays Keystone a fee for its services at the annual rate set forth below:


                                                               Aggregate Net
                       1.5% of Gross Dividend            Asset Value of  the
Management Fee          and Interest Income plus          Shares of the Fund
----------------------------------------------------------------------------


0.60% of the first                                        $100,000,000, plus
0.55% of the next                                         $100,000,000, plus
0.50% of the next                                         $100,000,000, plus
0.45% of the next                                         $100,000,000, plus
0.40% of the next                                         $100,000,000, plus
0.35% of the next                                         $500,000,000, plus
0.30% of amounts over                                     $1,000,000,000

Keystone's fee is computed as of the close of business each business day and payable monthly.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Fund or by a vote of a majority of the Fund's outstanding shares (as defined in the 1940 Act). In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its assignment.

--------------------------------------------------------------------------------

                              PRINCIPAL UNDERWRITER

--------------------------------------------------------------------------------

         The Fund has entered into a Principal Underwriting Agreement (the "Underwriting Agreement") with EKD. EKD, which is not affiliated with First Union, replaces EKIS as the Fund's principal underwriter. EKIS may no longer serve as principal underwriter of the Fund due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks such as FUNB and their affiliates, that prohibit such entities from acting as the underwriters of mutual fund shares. While EKIS may no longer serve as principal underwriter of the Fund as discussed above, EKIS may continue to receive compensation from the Fund or EKD in respect of underwriting and distribution services performed prior to the termination of EKIS as principal underwriter. In addition, EKIS may also be compensated by EKD for the provision of certain marketing support services to EKD at an annual rate of up to 0.75% of the average daily net assets of the Fund, subject to certain restrictions.

         EKD, as agent, has agreed to use its best efforts to find purchasers for the shares. EKD may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EKD will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it. In its capacity as principal underwriter, EKD or EKIS, its predecessor, may receive payments from the Fund pursuant to the Fund's Distribution Plan.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (1) by a vote of a majority of the Independent Trustees, and (2) by vote of a majority of the Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares. The Underwriting Agreement will terminate automatically upon its assignment.

         From time to time, if, in EKD's judgment, it could benefit the sales of Fund shares, EKD may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and Fund data files.

--------------------------------------------------------------------------------

                                SUB-ADMINISTRATOR

--------------------------------------------------------------------------------

         BISYS provides personnel to serve as officers of the Fund, and provides certain administrative services to the Fund pursuant to a sub-administrator agreement. For its services under that agreement, BISYS receives from Keystone a fee based on the aggregate average daily net assets of the Fund at a rate based on the total assets of all mutual funds administered by BISYS for which FUNB affiliates also serve as investment adviser. The sub-administrator fee is calculated in accordance with the following schedule:

                        Aggregate Average Daily Net Assets Of Mutual Funds
Sub-Administrator       Administered By BISYS For Which Any Affiliate Of
Fee                     FUNB Serves As Investment Adviser
---------------------------------------------------------------

0.0100%                 on the first $7 billion
0.0075%                 on the next $3 billion
0.0050%                 on the next $15 billion
0.0040%                 on assets in excess of $25 billion


         The total assets of the mutual funds for which FUNB affiliates also serve as investment advisers were approximately $30.5 billion as of June 30, 1997.

--------------------------------------------------------------------------------

                                    EXPENSES

--------------------------------------------------------------------------------


INVESTMENT ADVISORY FEE

         For each of the Fund's last three fiscal years, the table below lists the total dollar amounts paid by the Fund to Keystone for investment advisory services rendered. For more information, see "Investment Adviser."

                           Percent of Fund's                  Fee Paid to
                           Average Net Assets                 Keystone under
                           represented by                     the Advisory
Fiscal Year Ended          Keystone's Fee                     Agreement

June 30, 1997              0.44%                              $6,854,615
June 30, 1996              0.45%                              $6,447,849
June 30, 1995              0.47%                              $6,272,956


DISTRIBUTION PLAN EXPENSES

         For the fiscal year ended June 30, 1997, the Fund paid $15,437,631 to EKD or EKIS under its Distribution Plan. For more information, see "Distribution Plan."

UNDERWRITING COMMISSIONS

         For each of the Fund's last three fiscal years, the table below lists the aggregate dollar amounts of underwriting commissions (distribution fees, plus CDSCs) paid to EKD or EKIS with respect to the public distribution of the Fund's shares. The table also indicates the aggregate dollar amount of underwriting commissions retained by EKD or EKIS. For more information, see "Principal Underwriter" and "Sales Charges."

                                                      Aggregate Dollar Amount of
                      Aggregate Dollar Amount of      Underwriting Commissions
Fiscal Year Ended     Underwriting Commissions Paid   Retained

June 30, 1997         $12,902,944                     $7,306,569

June 30, 1996         $7,306,569                      $3,573,051

June 30, 1995         $779,658                        $6,917,053


BROKERAGE COMMISSIONS

Fiscal Year Ended          Brokerage Commissions Paid

June 30, 1997              $403,548

June 30, 1996              $494,396

June 30, 1995              $727,705

--------------------------------------------------------------------------------

                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS

--------------------------------------------------------------------------------

         Total return quotations for the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five, and ten year periods on a hypothetical $1,000 investment that would equate the initial amount invested to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the one, five, or ten year periods.

         The cumulative total return of the Fund for the one, five, and ten year periods ended June 30, 1997 was 18.95% (including CDSCs), 78.31%, and 159.65%, respectively. The compounded average annual rates of return for the one, five, and ten year periods ended June 30, 1997 were 18.95% (including CDSCs), 12.26%, and 10.01%, respectively.

         Current yield quotations as they may appear from time to time in advertisements will consist of a quotation based on a 30-day period ended on the date of the most recent balance sheet of the Fund, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the base period. The Fund's current yield for the thirty-day period ended June 30, 1997 was 2.52%.

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

         The following financial statements of the Fund are incorporated by reference herein from the Fund's Annual Report, as filed with the SEC:

         Schedule of Investments as of June 30, 1997;

         Financial Highlights for each of the years in the ten-year period ended June 30, 1997;

         Statement of Assets and Liabilities as of June 30, 1997;

         Statement of Operations for the year ended June 30, 1997;

         Statements of Changes in Net Assets for each of the years in the two-year period ended June 30, 1997;

         Notes to Financial Statements; and

         Independent Auditors' Report dated August 8, 1997.

                                                        22
         A copy of the Fund's Annual Report will be furnished upon request and without charge. Requests may be made in writing to EKSC, P.O. Box 2121, Boston, Massachusetts 02106-2121, or by calling EKSC toll free at 1-800-343-2898.

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

         As of July 31, 1997, no shareholder of record owned 5% or more of the Fund's outstanding shares.

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorize payment to be made in portfolio securities or other property. The Fund has obligated itself, however, under the 1940 Act, to redeem for cash all shares presented for redemption by any one shareholder up to the lesser of $250,000 or 1.00% of the Fund's net assets in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share and would, to the extent permitted by law, be readily marketable. Shareholders receiving such securities would incur brokerage costs upon the sale of securities.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, this SAI or in supplemental sales literature issued by the Fund or EKD, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and this SAI omit certain information contained in the registration statement filed with the SEC, which may be obtained from the SEC's principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the SEC.

                               EVERGREEN
                              BALANCED FUNDS

             (four photos: Statue of Liberty, bonds, column, dam)


                         (Photo of mountain and tree)

                             1997 ANNUAL REPORT

                             Evergreen Keystone
                 (Logo)           FUNDS(SM)              (Logo)

                            EVERGREEN BALANCED FUNDS
                               TABLE OF CONTENTS

(Statue of Liberty photo)                         Economic Overview.........................................................     1
                                       EVERGREEN  A Report From Your Portfolio Manager......................................     3
                                        AMERICAN  Results to Date...........................................................     5


                                      RETIREMENT  Statement of Investments..................................................     6
                                            FUND  Statement of Assets and Liabilities.......................................    12
                                                  Statements of Operations..................................................    13
                                                  Statements of Changes in Net Assets.......................................    14
                                                  Financial Highlights......................................................    15


(Certificates photo)                   EVERGREEN  A Report From Your Portfolio Manager......................................   17
                                        BALANCED  Results to Date...........................................................   19


                                            FUND  Statement of Investments..................................................   20
                                                  Statement of Assets and Liabilities.......................................   23
                                                  Statements of Operations..................................................   24
                                                  Statements of Changes in Net Assets.......................................   25
                                                  Financial Highlights......................................................   26


(Column photo)                         EVERGREEN  A Report From Your Portfolio Manager......................................   30
                                      FOUNDATION  Results to Date...........................................................   32

                                            FUND  Statement of Investments..................................................   33
                                                  Statement of Assets and Liabilities.......................................   39
                                                  Statements of Operations..................................................   40
                                                  Statements of Changes in Net Assets.......................................   41
                                                  Financial Highlights......................................................   42


(Dam photo)                        EVERGREEN TAX  A Report From Your Portfolio Managers.....................................   44
                                       STRATEGIC  Results to Date...........................................................   46


                                      FOUNDATION  Statement of Investments..................................................   47
                                            FUND  Statement of Assets and Liabilities.......................................   52
                                                  Statements of Operations..................................................   53
                                                  Statements of Changes in Net Assets.......................................   54
                                                  Financial Highlights......................................................   55


                                                  Combined Notes to Financial Statements....................................   57
                                                  Independent Auditors' Report..............................................   66
                                                  Trustees and Officers......................................   Inside Back Cover
                                                  Federal Income Tax Status of Distributions.................   Inside Back Cover

                            EVERGREEN BALANCED FUNDS
ECONOMIC OVERVIEW
BY EVERGREEN ASSET MANAGEMENT CHAIRMAN
STEPHEN A. LIEBER

     The dynamic United States economy during the first third of 1997 has almost overwhelmed the expectations (Stephen A. Lieber photo) of the experts. The achievement of a gross domestic product increase of 5.6% in the first quarter, together with a core inflation rate of 2.2% and little indicated pressure for wage inflation, dramatically contrasts with the predictions of economists who anticipated slower growth and a trend of rising wages as the number of unemployed shrank as a percentage of the labor force. Even more confounding, is the contrast with expectations of the business cycle. If the economy were to be following the pattern evident in most post-war years, it would now be deep in a recession, not in an impressively sustained expansion. The investor, as well as the economist, must ask whether this is a significantly different era for the American economy, suggesting different responses and strategies.

     Several major differences from recent experience are evident. Comparatively stable wage costs are foremost, and are the subject of much debate. Some argue that U.S. wage costs are held down by international competition, especially as a result of the rise of the dollar, and the consequent cheapening of imports. Others hold that the bargaining power of labor has been diminished by the downsizing of corporations with its emphasis on productivity gains. Another view is that industry emphasis on cost control and flexibility on relocation has served to reduce the bargaining power of the work force. Irrespective of which one of the factors is decisive, the evidence does indicate that wage pressures have unexpectedly not mirrored the rise in employment. The issue of increased productivity is also debated as an important factor, but there is very little agreement on the statistical evidence.

     The prospects for increasing productivity are enhanced by sustained capital spending, up at a rate of 11.9% in the first quarter. Raw materials have also played a role in reducing cost pressures, especially with the decline in oil and petroleum products during the first quarter. Seldom have commodity price pressures been so few during a period of significantly increased demand.

     Notwithstanding these favorable trends, the Federal Open Market Committee chose to make a "pre-emptive" 0.25% increase in the discount rate during March, with a view toward containing the pressures for too rapid economic growth. In this environment of favorable trends, it is understandable that consumer spending has risen to record levels, up 6.4% in the first quarter, that consumer savings rose to 5.3% in March, and that polls of consumer confidence show a diminished anticipation of recession.

     Investment implications of this economic strength are, as usual, subject to widespread debate. The most obvious implication is that the strong economy is producing a broad, sustained growth in corporate profits, which translates into higher dividends and, to-date, in higher stock prices. It has also brought higher bond yields and a decline in bond prices as the anticipation of Federal Reserve growth restraining policies become more widespread. The higher bond yields, in turn, also tend to put competitive pressures against the higher stock prices achieved because of rising corporate earnings. The challenge for investors is, in fact, an unusual one; responding to what many economists and, perhaps, the Federal Reserve regulators view as a too successful economy. How does one invest in an economy which appears to be too successful?

     The approach to this challenge favored by the Evergreen Keystone Funds is to concentrate investment on long-term values. Those values include corporations with strong financial condition, long-term records of outstanding achievement, effective management which enhances its business franchise with new and improved products and services, and well-grounded innovators who can create new demand and, thus, rapidly growing businesses. A cautious and patient approach which takes into account the volatility of the securities markets generated by this unexpected strength and "pre-emptive" monetary moves, seems to us the best long-term approach. Patient accumulation with purchases during periods of market weakness, 1

                            EVERGREEN BALANCED FUNDS
ECONOMIC OVERVIEW -- (CONTINUED)

and judicious sales during those periods so aptly named by Federal Reserve Chairman, Alan Greenspan, as "irrational exuberance", are the strategies of our equity management. Important, too, is the use of appropriate balance between equities and fixed income, with a careful adjustment of the allocation of assets, including the maturities of obligations in an effort to both minimize risk and maximize return. International investing presents yet another opportunity for asset allocation, based on the search for the most comparatively undervalued and well-grounded long-term growth opportunities. Recognizing the multiplicity of choices, the complexity of asset allocation, and the necessity for constant evaluation in order to take advantage of shifting opportunities, the Evergreen Keystone Funds provide a wide variety of investing options and an investment management group oriented toward long-term results. 2

                       EVERGREEN AMERICAN RETIREMENT FUND

(Statue of Liberty photo)

A REPORT FROM YOUR
PORTFOLIO MANAGER
IRENE O'NEILL

     Evergreen American Retirement Fund's fiscal year-end was changed from December 31, to March 31. This report will concentrate on the three-month (Irene O'Neill period ended March 31, photo) 1997. During the three-month period under review, the broad equity markets rose dramatically before turning down sharply in mid-March. Although prices in fixed income markets rose early in the year, they declined from mid-February through the end of the quarter. For the three-month period ended March 31, 1997, the Fund's total return was unchanged (Class Y, no-load shares: 0%*, Class A shares at net asset value: -0.1%*), which was in line with the Lipper Balanced Fund Average of the 335 balanced funds tracked by Lipper Analytical Services during that time**. (Please see page 5 for additional performance information.)

     Within the equity portfolio, the Fund's best performing industries during the period under review were energy; building, construction and furnishings; and banks. The energy industry, representing 8.8% of net assets, includes oil field services companies and oil and gas producers. This sector extended its strong performance from 1996, providing a 6.4% return for the period. Although energy prices subsided as the winter weather waned, the trend toward rising global demand, especially in emerging nations, remains in place. Oil and gas producers are increasing their production volumes and stepping up exploration activity to replace reserves and boost production further. The accelerated pace of exploration has lifted demand for oil field services, and companies in this market are raising the prices they charge their customers. This combination is stimulating earnings growth. The building, construction and furnishings segment, representing 0.8% of net assets, is composed primarily of cement companies and provided a 6.3% return during the three-month period. These companies continue to benefit from strong construction activity which has supported higher selling prices for cement. Due to the high level of operating leverage in this business, rising prices are driving strong earnings growth. The banking sector, representing 9.1% of net assets, provided a return of 3.8% during the period. These stocks rose on expectations that bank earnings trends will be favorably affected by share buybacks and productivity gains. Bank stocks are often favored as defensive investments during volatile periods in the stock market as this industry trades at a lower valuation than the broad market and is generally expected to meet earnings estimates, FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. * -4.8% WAS THE 3-MONTH TOTAL RETURN ENDED 3/31/97, FOR THE FUND'S CLASS A SHARES WITH THE MAXIMUM 4.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. INVESTMENT RETURN, PRINCIPAL VALUE AND YIELD WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND ALSO OFFERS CLASS B SHARES, WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, AND CLASS C SHARES WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR AFTER THE MONTH OF PURCHASE. THE FUND'S CLASS Y (NO-LOAD) SHARES ARE AVAILABLE TO CERTAIN INSTITUTIONAL INVESTORS. PLEASE SEE THE PROSPECTUSES FOR ADDITIONAL INFORMATION REGARDING THESE CLASSES OF SHARES. ** SOURCE: LANA (LIPPER ANALYTICAL NEW APPLICATIONS) LIPPER ANALYTICAL SERVICES INC., IS AN INDEPENDENT MUTUAL FUNDS PERFORMANCE MONITOR. LIPPER AVERAGE DOES NOT INCLUDE SALES CHARGES AND IF INCLUDED, AVERAGE MAY BE LOWER. 3

EVERGREEN AMERICAN RETIREMENT FUND
(Statue of Liberty photo)
A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)

     The electric utility and transportation industries, representing 5.4% and 0.5%, respectively, of net assets, were the two weakest sectors during the quarter. Stocks in the electric utility sector declined 9.1% as a result of concerns about deregulation and rising interest rates. Uncertainty about the outcome of deregulation proposals floated by utility regulators in various states has clouded the outlook for the industry. Additionally, the prospect of rising interest rates as the Federal Reserve attempts to slow the economy put pressure on electric utility stock prices. The railroad stocks, which comprise the Fund's transportation industry, declined 9% during the quarter. Severe winter weather in much of the Western United States delayed rail shipments and will negatively impact first quarter earnings for these companies. These stocks were also affected by the prospect of rising interest rates as the railroad industry is considered economically sensitive.

     New equity purchases for the Fund continued to emphasize defensive issues, especially convertibles, which offer yield considerably higher than the market average. Among the issues purchased were convertibles in Proffitt's, Inc., a regional retailer; National Australia Bank, the largest bank in Australia; Equitable Company, a major insurance insurer; and MCN Corp., a gas distributor and exploration and production company. Consistent with the Fund's focus on equities with above market yields, common stocks purchased for the Fund included First Palm Beach Bancorp, Inc., a Florida bank; Long Island Lighting Company, a New York utility; and Berry Petroleum, a heavy oil producer. With a rising interest rate environment likely to produce a period of volatility for the equity markets, the Fund's focus on equities with high dividend yields should offer downside protection.

     After practically pre-announcing its move, the Federal Open Market Committee raised the Federal Funds rate .25% at its March 25 meeting. From nearly all economic reports, the U.S. economy appears to be running too hot. Consumer demand, which accounts for two-thirds of the Gross Domestic Product, is strong and will probably grow over 5% in the first quarter. Consumer confidence is at record highs, the unemployment rate is low, and job creation is strong. Tight job markets appear to be sparking a pickup in wage growth. Wages rose about 2.5% per year from 1992 to 1994 and are increasing at 4% annual rate currently. One or more tightenings are likely to follow by the end of the third quarter, which could bring the Federal Funds rate to 6%. The heady growth of the U.S. economy in the first quarter took long-term U.S. Treasury bond yields from 6.64% on December 31, to 7.08% on March 31.

     During the second calendar quarter, economic reports are likely to show signs of some moderation in growth as the economy ebbs and flows. The real issue will be whether the Federal Reserve moved pre-emptively enough to prevent an inflationary up-tick in prices. If it has, economic growth should coast to a lower level through the remainder of 1997 and into 1998. The Fund's fixed income portfolio remained defensively positioned during the quarter because of our concern at the beginning of 1997 that economic growth was accelerating and might prompt an interest rate hike. Purchases for the fixed income portfolio consisted of five-year notes issued by the Federal Home Loan Bank and Federal Home Loan Mortgage Corp. Both of these issues carry call features, which give them above market yields which, in turn, tend to insulate the Fund from rising interest rates. At quarter-end the Fund's fixed income portfolio had a weighted average maturity of 4.7 years and a duration of 3.2 years, nearly unchanged from year-end 1996.

     Consistent with its objectives and conservative investment style, Evergreen American Retirement Fund continues to hold a diversified and balanced portfolio, emphasizing income-producing securities that are both defensive and have the potential for capital growth.

EVERGREEN AMERICAN RETIREMENT FUND
(Statue of Liberty photo)
RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN AMERICAN RETIREMENT FUND

     The graphs below compare a $10,000 investment in the Evergreen American Retirement Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the Wilshire 5000 and Lehman Brothers Government/Corporate Bond Indexes ("Indexes").

(Four chart graphics appear here, values are as follows:)
Class A
1-Year Total Return=3.75%
Average Annual Compound
Return Since Inception=13.89%

(Customer to fill in plot points on 4 graphs below)

Evergreen American Retirement Fund
Wilshire 5000 Index
Lehman Brothers Government/
  Corporate Bond Index

                                  1/3/95*      3/95     3/96     9/96    3/97

Class B
1-Year Total Return=3.02%
Average Annual Compound
Return Since Inception=14.37%


Evergreen American Retirement Fund
Wilshire 5000 Index
Lehman Brothers Government/
  Corporate Bond Index
                               1/13/95*   3/95      9/95   3/96   9/96    3/97

Class C
1-Year Total Return=7.07%
Average Annual Compound
Return Since Inception=15.52%

Evergreen American Retirement Fund
Wilshire 5000 Index
Lehman Brothers Government/
  Corporate Bond Index


                               1/3/95*   3/95   9/95    3/96    9/96   3/97

Class Y
1-Year Total
  Return=9.09%
Average Annual
  Compound Return:
5-Year=11.29%
Since Inception
  =10.53%
                   3/14/88* 12/88 12/89 12/90 12/91 12/92 12/94 12/94 12/96 3/97



*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on March 31, 1997;
(c) all recurring fees (including investment advisory fees) were deducted; and
(d) all dividends and distributions were reinvested.
     The Indexes are unmanaged and include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
5

EVERGREEN AMERICAN RETIREMENT FUND
 (Statue of Liberty Photo)
STATEMENT OF INVESTMENTS

                                 MARCH 31, 1997

  SHARES                                            VALUE
COMMON STOCKS -- 45.1%
             AEROSPACE & DEFENSE -- 0.0% (A)
     2,800   Newport News Shipbuilding, Inc.     $     40,600
             AUTOMOTIVE EQUIPMENT &
             MANUFACTURING -- 0.3%
    14,700   Federal-Mogul Corp.................      361,988
             BANKS -- 7.4%
    40,000   Australia & New Zealand Banking....    1,240,000
    20,000   BancorpSouth, Inc..................      547,500
    20,000   Bank of New York Co., Inc. (The)...      735,000
    16,000   Cape Cod Bank & Trust Co...........      432,000
    13,000   Comerica, Inc......................      732,875
    25,050   Crestar Financial Corp.............      867,356
    45,000   First Palm Beach Bancorp, Inc......    1,248,750
     4,000   First Union Corp. **...............      324,500
     5,000   Fleet Financial Group, Inc.........      286,250
    53,000   Hibernia Corp. Cl. A...............      695,625
    25,000   Liberty Bancorp, Inc...............    1,162,500
    25,200   Maryland Federal Bancorp, Inc......      888,300
    16,000   Susquehanna Bancshares, Inc........      526,000
                                                    9,686,656
             BUILDING, CONSTRUCTION &
             FURNISHINGS -- 0.5%
     7,937   Hanson Plc.........................      180,567
    13,584   Medusa Corp........................      509,400
                                                      689,967
             BUSINESS EQUIPMENT &
             SERVICES -- 1.8%
     5,000*  AC Nielson Corp....................       75,000
    15,000   Cognizant Corp.....................      436,875
    15,000   Dun & Bradstreet Corp. (The).......      380,625
       817   Lucent Technologies, Inc...........       43,097
       157*  NCR Corp...........................        5,534
    18,000   Pitney Bowes, Inc..................    1,057,500
    16,000   Reynolds & Reynolds Co. (The), Cl.
             A..................................      382,000
                                                    2,380,631
             CHEMICAL & AGRICULTURAL
             PRODUCTS -- 1.9%
     2,000   Dow Chemical Co. (The).............      160,000
     8,000   Eastman Chemical Co................      430,000
    11,000   Grace (W.R.) & Co..................      521,125
    17,000   Imperial Chemical Industrial
             Plc, ADR...........................      773,500
     4,535   Millennium Chemicals Inc...........       85,031
     5,000   Praxair, Inc.......................      224,375
  SHARES                                            VALUE

             CHEMICAL & AGRICULTURAL
             PRODUCTS -- CONTINUED

    15,600   Stepan Chemical Co................. $    288,600
                                                    2,482,631
             COMMUNICATION SYSTEMS &
             SERVICES -- 0.1%
     5,500*  AirTouch Communications, Inc.......      126,500
             CONSUMER PRODUCTS &
             SERVICES -- 1.6%
     3,000   Colgate-Palmolive Co...............      298,875
    15,875*  Imperial Tobacco Group Plc ADR.....      212,328
    11,000   International Flavors &
             Fragrances, Inc....................      481,250
    30,000   Jostens, Inc.......................      678,750
    11,000   Tambrands, Inc.....................      471,625
                                                    2,142,828
             DIVERSIFIED COMPANIES -- 1.7%
     5,000   Harris Corp........................      384,375
     2,000   Minnesota Mining & Manufacturing
             Co.................................      169,000
    19,000*  Tenneco, Inc.......................      741,000
    50,000   Tomkins Plc, ADR...................      925,000
                                                    2,219,375
             ELECTRICAL EQUIPMENT &
             SERVICES -- 1.4%
    15,000   AMP, Inc...........................      515,625
     2,000   Emerson Electric Co................       90,000
    11,656   Hubbell, Inc. Cl.B.................      492,466
    16,000   Thomas & Betts Corp................      684,000
                                                    1,782,091
             ENERGY -- 5.7%
     8,000   Amoco Corp.........................      693,000
     4,000   Atlantic Richfield Co..............      540,000
    60,000   Berry Petroleum Co. Cl. A..........      855,000
     1,302   El Paso Natural Gas Co.............       73,726
     7,937*  Energy Group Plc ADR...............      254,976
     7,700   Exxon Corp.........................      829,675
     3,000   Kerr-McGee Corp....................      185,625
     5,000   Mobil Corp.........................      653,125
    19,250   Northwest Natural Gas Co...........      471,625
     4,000   PanEnergy Corp.....................      172,500
    10,775   Seitel, Inc........................      381,165
     6,000   Texaco, Inc........................      657,000
    52,928   Union Pacific Resource Group,
             Inc................................      158,574
    30,000   Williams Companies., Inc. (The)....    1,335,000

6

                       EVERGREEN AMERICAN RETIREMENT FUND
(Statue of Liberty Photo)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997

  SHARES                                            VALUE
COMMON STOCKS -- CONTINUED
             ENERGY -- CONTINUED
     5,000   YPF Sociedad Anonima, Cl.D ADR..... $    132,500
                                                    7,393,491
             FINANCE & INSURANCE -- 3.3%
    35,000   GCR Holdings, Ltd..................      800,625
     8,000   Hartford Steam Boiler Inspection &
             Insurance Co. (The)................      358,000
    10,000   ITT Hartford Group, Inc............      721,250
    20,000   LaSalle Re Holdings, Ltd...........      575,000
    30,000   Ohio Casualty Corp.................    1,233,750
     1,500   Provident Cos., Inc................       82,125
     3,000   Transamerica Corp..................      268,500
     4,123   Trenwick Group, Inc................      204,088
                                                    4,243,338
             FOOD & BEVERAGE PRODUCTS -- 1.2%
    18,000   H.J. Heinz Co......................      711,000
    50,000   Lance, Inc.........................      900,000
                                                    1,611,000
             HEALTHCARE PRODUCTS &
             SERVICES -- 2.4%
    14,000   Bristol-Myers Squibb Co............      826,000
    14,000   Shared Medical System Corp.........      651,000
     5,000   Warner-Lambert Co..................      432,500
    30,000   West Co., Inc. (The)...............      813,750
     5,333   Zeneca Group Plc, ADR..............      454,638
                                                    3,177,888
             INDUSTRIAL SPECIALTY PRODUCTS &
             SERVICES -- 1.6%
    60,000   BW/IP Holding, Inc. Cl.A...........      907,500
    30,000   Goulds Pumps, Inc..................      701,250
    15,000   Graco, Inc.........................      431,250
                                                    2,040,000
             METAL PRODUCTS & SERVICES -- 0.8%
    42,000   Lindberg Corp......................      378,000
     5,000   Phelps Dodge Corp..................      365,625
    10,000   Quanex Corp........................      251,250
                                                      994,875
             LEISURE & TOURISM -- 0.7%
    45,000   Gaylord Entertainment Co. Cl. A....      967,500
             PAPER & PACKAGING -- 0.2%
    12,000   Westvaco Corp......................      301,500
             PUBLISHING, BROADCASTING &
             ENTERTAINMENT -- 1.7%
     2,460*  Cox Communications, Inc. Cl.A......       50,737
  SHARES                                            VALUE

             PUBLISHING, BROADCASTING &
             ENTERTAINMENT -- CONTINUED

    15,625*  Evergreen Media Corp. Cl. A........ $    456,055
     8,000   McGraw-Hill Cos., Inc..............      409,000
    30,000   Reader's Digest Assn., Inc. (The)
             Cl.A...............................      862,500
     5,800   Time Warner, Inc...................      250,850
     2,803   Times Mirror Co. Series A..........      153,114
                                                    2,182,256
             REAL ESTATE -- 0.6%
    10,000   Post Property, Inc.................      381,250
    15,000   Prentiss Properties Trust..........      380,625
                                                      761,875
             RETAILING & WHOLESALE -- 0.6%
     8,000   J. C. Penney Co., Inc..............      381,000
     8,000   Mercantile Stores Co., Inc.........      371,000
                                                      752,000
             TEXTILE & APPAREL -- 0.6%
     3,800   Garan, Inc.........................       68,400
    10,000   Oxford Industry, Inc...............      266,250
     6,600   V. F. Corp.........................      441,375
                                                      776,025
             TRANSPORTATION -- 0.5%
     3,191   Burlington Northern Santa Fe.......      236,134
     7,000   Union Pacific Corp.................      397,250
                                                      633,384
             UTILITIES -- ELECTRIC -- 5.4%
    18,200   Commonwealth Energy System.........      379,925
    20,000   Eastern Utilities Assn.............      360,000
    30,000   Enova Corp.........................      660,000
    30,000   Houston Industries, Inc............      626,250
    10,000   Illinova Corp......................      228,750
    50,000   Long Island Lighting Co............    1,200,000
    37,000   PP&L Resources, Inc................      749,250
    20,000   Public Service Enterprise Group,
             Inc................................      525,000
    22,000   Southern Co........................      464,750
     4,000   Southwestern Public Svc. Co........      143,500
    10,000   Texas Utilities Co.................      342,500
    55,000   TNP Enterprises, Inc...............    1,175,625
     8,000   Unicom Corp........................      156,000
                                                    7,011,550
             UTILITIES -- GAS -- 2.3%
    15,000   AGL Resource, Inc..................      275,625
    40,500   Chesapeake Utilities Corp..........      703,688

                                                                               7

                       EVERGREEN AMERICAN RETIREMENT FUND
(Statue of Liberty Photo)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997

  SHARES                                            VALUE
COMMON STOCKS -- CONTINUED
             UTILITIES -- GAS -- CONTINUED
    25,000   CMS Energy Corp. Cl. G............. $    465,625
    22,000   South Jersey Industry, Inc.........      470,250
    40,000   Southwest Gas Corp.................      695,000
    20,400   Yankee Energy System, Inc..........      448,800
                                                    3,058,988
             UTILITIES -- TELEPHONE -- 0.8%
     2,521   AT & T Corp........................       87,605
    35,000   Frontier Corp......................      625,625
    10,000   U.S. West, Inc.....................      340,000
                                                    1,053,230
             TOTAL COMMON STOCKS
               (COST $48,623,071)...............   58,872,167
CONVERTIBLE PREFERRED STOCKS -- 11.3%
             BANKS -- 1.0%
    50,000*  National Australia Bank Limited
             7.875%, UNIT.......................    1,250,000
             BUILDING, CONSTRUCTION &
             FURNISHINGS -- 0.3%
     7,000   Southdown, Inc.
             $2.875, Series D...................      395,500
             BUSINESS EQUIPMENT &
             SERVICES -- 0.4%
     6,000   Microsoft Corp.
             $2.196, Series A PERCS.............      486,750
             COMMUNICATION SYSTEMS &
             SERVICES -- 0.7%
    30,000   AirTouch Communications Cl.B
             6.00%, 8/16/99.....................      768,750
     5,000   Sprint Corp.
             8.25%, DECS
             (exchangeable for Southern New
             England Telecommunications,
             Corp. Common Stock)................      171,875
                                                      940,625
             CONSUMER PRODUCTS &
             SERVICES -- 0.4%
     5,000   SCI Finance LLC
             $3.125, Series A...................      516,250
             ENERGY -- 0.4%
     5,000   Nuevo Energy Co.
             5.75%, Series A, TECONS............      240,625
     5,000   Valero Energy Corp.
             $3.125.............................      336,875
                                                      577,500
  SHARES                                            VALUE
CONVERTIBLE PREFERRED STOCKS -- CONTINUED
             FINANCE & INSURANCE -- 1.5%
    20,000   American General Corp.
             $3.00, Series A, MIPS.............. $  1,125,000
    15,000   Merrill Lynch & Co., Inc.
             7.25%, STRYPES due 6/15/99
             (exchangeable for SunAmerica,
             Inc. Common Stock).................      885,000
                                                    2,010,000
             FOOD & BEVERAGE PRODUCTS -- 0.8%
    20,000   Wendy's Financing I
             5.00%, Series A, TECONS............    1,012,500
             HEALTHCARE PRODUCTS & SERVICES -- 0.2%
     5,000   Pacificare Health Systems
             Delaware, $1.00, Series A..........      166,875
             INDUSTRIAL SPECIALTY PRODUCTS &
             SERVICES -- 1.0%
    80,000   Worthington Industries, Inc.
             7.25%, DECS
             (exchangeable for Rouge Steel, Co.
             Common Stock)......................    1,280,000
             METAL PRODUCTS & SERVICES -- 0.7%
    20,000*  Timet Capital Trust I 144A
             6.625%, BUCS.......................      937,600
             PAPER & PACKAGING -- 1.0%
    20,000   Crown Cork & Seal Co., Inc.
             4.5%, MIPS.........................      985,000
    10,000   James River Corp. Virginia
             9.00%, Series P, DECS..............      270,000
                                                    1,255,000
             PUBLISHING, BROADCASTING &
             ENTERTAINMENT -- 1.8%
    15,000   AMC Entertainment, Inc.
             $1.75..............................      510,000
    10,000*  American Radio Systems Corp.
             7%, 144A...........................      470,000
    10,300   Granite Broadcasting Corp.
             $1.938.............................      504,700
    20,000   Merrill Lynch & Co., Inc.
             6.00%, STRYPES due 6/1/99
             (exchangeable for Cox
             Communications, Inc)...............      410,000
    10,000   TCI Communications, Inc.
             $2.125, Series A...................      387,500
     1,197   Times Mirror Co.
             $1.374, Series B...................       39,800
                                                    2,322,000

8

                       EVERGREEN AMERICAN RETIREMENT FUND
(Statue of Liberty Photo)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997

  SHARES                                            VALUE
CONVERTIBLE PREFERRED STOCKS -- CONTINUED
             TEXTILE & APPAREL -- 0.1%
     5,000   Designer Financial Trust
             6.00%, 12/30/16 TOPRS.............. $    163,125
             UTILITIES -- 1.0%
    40,000   MCN Corp.
             8.75%, PRIDES......................    1,070,000
     5,000   Philippine Long Distance
             Telephone Co., GDS
             7.00%, Series III..................      275,000
                                                    1,345,000
             TOTAL CONVERTIBLE PREFERRED STOCKS
               (COST $13,929,232)...............   14,658,725

PRINCIPAL
  AMOUNT
CONVERTIBLE DEBENTURES -- 7.9%
             BUSINESS EQUIPMENT &
             SERVICES -- 1.6%
$1,000,000   Adaptec, Inc. 144A
             4.75%, 2/1/04......................      981,300
 1,000,000   HMT Technology Corp. 144A
             5.75%, 1/15/04.....................      850,000
   250,000   Platinum Technology, Inc.
             6.75%, 11/15/01....................      280,000
                                                    2,111,300
             ENERGY -- 0.4%
   500,000   Swift Energy Co.
             6.25%, 11/15/06....................      492,500
             FINANCE & INSURANCE -- 0.8%
   900,000   Equitable Cos., Inc. (The)
             6.125%, 12/15/24...................    1,064,250
             INDUSTRIAL SPECIALTY PRODUCTS &
             SERVICES -- 0.5%
   600,000   Robbins & Myers, Inc.
             6.50%, 9/1/03......................      697,500
             OIL FIELD SERVICES -- 2.3%
   500,000   Key Energy Group, Inc. 144A
             7.50%, 7/1/03......................      740,000
 1,000,000   Nabors Industries, Inc.
             5.00%, 5/15/06.....................    1,265,000
 1,000,000   Offshore Logistics, Inc. 144A
             6.00%, 12/15/06....................      965,000
                                                    2,970,000

PRINCIPAL
  AMOUNT                                            VALUE
CONVERTIBLE DEBENTURES -- CONTINUED
             PUBLISHING, BROADCASTING &
             ENTERTAINMENT -- 0.4%
$1,000,000   Jacor Communications, Inc.
             Zero coupon, 6/12/11............... $    457,500
             RETAILING & WHOLESALE -- 1.5%
   500,000   Central Garden & Pet Co. 144A
             6.00%, 11/15/03....................      476,250
 1,500,000   Proffitt's Inc.
             4.75%, 11/1/03.....................    1,507,500
                                                    1,983,750
             REAL ESTATE -- 0.4%
 1,000,000   Marriot International, Inc.
             Zero Coupon, 3/25/11...............      552,500
             TOTAL CONVERTIBLE DEBENTURES
               (COST $9,816,701)................   10,329,300
CORPORATE BONDS -- 3.4%
             BANKS -- 0.7%
 1,000,000   NationsBank Corp.
             6.50%, 8/15/03.....................      959,739
             CONSUMER PRODUCTS &
             SERVICES -- 0.4%
   500,000   Pepsico, Inc.
             6.875%, 5/15/97....................      500,682
             FINANCE & INSURANCE -- 1.5%
 1,000,000   American General Finance Corp.
             7.125%, 12/1/99....................    1,006,602
 1,000,000   Ford Motor Credit Co.
             5.625%, 12/15/98...................      984,182
                                                    1,990,784
             TELECOMMUNICATION SERVICES &
             EQUIPMENT -- 0.8%
 1,000,000   GTE Southwest, Inc. Series A
             5.82%, 12/1/99.....................      976,158
             TOTAL CORPORATE BONDS
               (COST $4,501,740)................    4,427,363

                                                                               9

                       EVERGREEN AMERICAN RETIREMENT FUND
(Statue of Liberty Photo)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997

PRINCIPAL
  AMOUNT                                            VALUE
U.S. GOVERNMENT & AGENCY
OBLIGATIONS -- 22.0%
             GOVERNMENT AGENCY NOTES &
             BONDS -- 20.9%
             Federal Agricultural Mortgage
             Corp. Medium-Term Note
$  700,000   7.03%, 5/26/98..................... $    705,221
             Federal Home Loan Bank
 2,000,000   5.65%, 12/29/00....................    1,925,398
 2,000,000   6.13%, 12/14/98....................    1,989,448
 1,000,000   6.195%, 2/5/03.....................      958,808
 2,000,000   6.455%, 7/8/98.....................    2,002,418
 2,000,000   7.26%, 4/3/02......................    2,000,000
 1,000,000   7.29%, 10/18/01....................      998,323
 3,000,000   7.67%, 1/25/07.....................    2,944,962
 3,000,000   8.00%, 1/10/12.....................    2,938,479
             Federal Home Loan
             Mortgage Corp.
 1,000,000   6.773%, 1/7/02.....................      986,227
 1,000,000   6.91%, 6/20/05.....................      974,361
 2,000,000   7.00%, 3/12/02.....................    1,979,808
 2,000,000   7.585%, 9/19/06....................    1,989,144
             Federal National Mortgage Assn.
 1,000,000   6.25%, 8/12/03.....................      956,791
 1,000,000   6.41%, 3/8/06......................      956,227
 2,000,000   6.68%, 12/28/01....................    1,965,526
             Student Loan Marketing Assn.
 1,000,000   5.90%, 2/20/01.....................      967,165
                                                   27,238,306
             TREASURY NOTES & BONDS -- 1.1%
             U.S. Treasury Bonds
 1,500,000   7.125%, 2/15/23....................    1,480,781
             TOTAL U.S. GOVERNMENT &
               AGENCY OBLIGATIONS
               (COST $29,184,844)...............   28,719,087
PRINCIPAL
  AMOUNT                                            VALUE
SHORT-TERM INVESTMENTS -- 8.9%
             COMMERCIAL PAPER -- 8.9%
             Bell Atlantic Financial
             Services, Inc.
$  900,000   5.30%, 4/16/97..................... $    898,012
   300,000   5.52%, 4/30/97.....................      298,666
   550,000   Columbia/HCA Healthcare Corp.
             5.52%, 5/9/97......................      546,795
 1,900,000   Federal National Mortgage
             Assn. Discount Notes
             5.22%, 4/24/97.....................    1,893,663
   950,000   Finova Capital Corp.
             5.32%, 4/10/97.....................      948,737
   450,000   General Electric Capital Corp.
             Discount Notes
             5.52%, 5/12/97.....................      447,171
   600,000   Great Lakes Chemical Corp.
             5.32%, 4/25/97.....................      597,872
 2,100,000   Holy Cross Health System Corp.
             5.35%, 4/16/97.....................    2,095,319
   850,000   Norfolk Southern Corp.
             5.27%, 4/24/97.....................      847,138
   300,000   Pearson, Inc.
             5.31%, 4/10/97.....................      299,602
   500,000   PHH Corp.
             5.32%, 4/7/97......................      499,557
 1,000,000   Riverwoods Funding Corp.
             5.60%, 5/5/97......................      994,711
 1,000,000   Tennessee Valley Authority
             Discount Notes
             5.29%, 4/29/97.....................      995,886
   200,000   Transamerica Corp.
             5.32%, 4/30/97.....................      199,143
                                                   11,562,272
             TOTAL SHORT-TERM INVESTMENTS
               (COST $11,562,272)...............   11,562,272
             TOTAL INVESTMENTS --
               (COST $117,617,860)...... 98.6  %  128,568,914
             OTHER ASSETS AND
               LIABILITIES -- NET.......  1.4  %    1,817,475
             NET ASSETS................. 100.0 % $130,386,389

                       EVERGREEN AMERICAN RETIREMENT FUND
(Statue of Liberty Photo)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997
 * Non-income producing securities.
** At March 31, 1997 and December 31, 1996 the Fund
   owned 4,000 shares of common stock of First Union Corp.
   at a cost of $106,108. During the three months ended
   March 31, 1997 and year ended December 31, 1996 the
   fund earned $2,320 and $8,800, respectively, in dividend income from this investment. These were purchased by the Fund prior to the acquisition of the investment advisor and Lieber & Company by First Union.
(a)  Less than one tenth of one percent.
The following abbreviations are used in this portfolio:
ADR -- American Depositary Receipts
BUCS -- Beneficial Unsecured Convertible Securities
DECS -- Dividend Enhanced Convertible Stock
GDS -- Global Depositary Shares
MIPS -- Monthly Income Preferred Shares
PERCS -- Preferred Equity Redemption Cumulative
  Stock
PRIDES -- Provisionally Redeemable Income Debt
  Exchangeable for Stock
STRYPES -- Structured Yield Product Exchangeable for
  Stock
TECONS -- Term Convertible Shares
TOPRS -- Trust Originated Preferred Shares
144A -- Rule 144A securities are restricted as to resale to
         qualified institutional investors
See accompanying notes to financial statements.
 11

EVERGREEN AMERICAN RETIREMENT FUND
(Statue of Liberty Photo)
STATEMENT OF ASSETS AND LIABILITIES

                                 MARCH 31, 1997

ASSETS:
   Investments at value (identified cost $117,617,860)...........................................................  $128,568,914
   Cash..........................................................................................................        71,136
   Receivable for investment securities sold.....................................................................     1,529,094
   Receivable for Fund shares sold...............................................................................     1,718,468
   Dividends and interest receivable.............................................................................       799,467
   Receivable from investment advisor............................................................................        90,000
   Prepaid expenses..............................................................................................        68,132
         Total assets............................................................................................   132,845,211
LIABILITIES:
   Payable for investment securities purchased...................................................................     2,000,900
   Payable for Fund shares repurchased...........................................................................       186,529
   Distribution fee payable......................................................................................        94,346
   Advisory fee payable..........................................................................................        81,969
   Accrued expenses and other liabilities........................................................................        95,078
         Total liabilities.......................................................................................     2,458,822
NET ASSETS.......................................................................................................  $130,386,389
NET ASSETS CONSISTS OF:
   Paid-in capital...............................................................................................  $119,185,572
   Undistributed net investment income...........................................................................        11,347
   Undistributed net realized gain on investment transactions....................................................       238,416
   Net unrealized appreciation of investments....................................................................    10,951,054
         Net assets..............................................................................................  $130,386,389
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A shares ($14,590,144 (divided by) 1,062,020 shares of beneficial interest outstanding)................        $13.74
   Sales charge -- 4.75% of offering price.......................................................................           .69
         Maximum offering price..................................................................................        $14.43
   Class B shares ($76,790,544 (divided by) 5,617,901 shares of beneficial interest outstanding).................        $13.67
   Class C shares ($1,768,772 (divided by) 129,121 shares of beneficial interest outstanding)....................        $13.70
   Class Y shares ($37,236,929 (divided by) 2,710,150 shares of beneficial interest outstanding).................        $13.74

See accompanying notes to financial statements.
12

                       EVERGREEN AMERICAN RETIREMENT FUND
(Statue of Liberty Photo)
                            STATEMENTS OF OPERATIONS

                                                                                                   THREE MONTHS
                                                                                                      ENDED        YEAR ENDED
                                                                                                    MARCH 31,     DECEMBER 31,
                                                                                                       1997           1996
INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $7,812 and $17,809)............................   $  683,306     $1,791,668
   Interest......................................................................................      746,948      1,705,527
         Total investment income.................................................................    1,430,254      3,497,195
EXPENSES:
   Advisory fee..................................................................................      225,438        549,949
   Distribution fee -- Class A Shares............................................................        7,950         14,426
   Distribution fee -- Class B Shares............................................................      124,370        199,829
   Shareholder services fee -- Class B Shares....................................................       41,457         66,610
   Distribution fee -- Class C Shares............................................................        2,995          5,713
   Shareholder services fee -- Class C Shares....................................................          998          1,904
   Registration and filing fees..................................................................       54,250         50,750
   Custodian fee.................................................................................       35,808         71,900
   Transfer agent fee............................................................................       57,111         73,721
   Professional fees.............................................................................       17,602         18,371
   Reports and notices to shareholders...........................................................       24,005         16,745
   Insurance.....................................................................................        2,747          1,850
   Trustees' fees and expenses...................................................................        3,175          5,335
   Miscellaneous.................................................................................        5,784         12,965
         Total expenses..........................................................................      603,690      1,090,068
   Less: Fee waivers and expense reimbursements..................................................      (90,000)       (28,241)
      Net expenses...............................................................................      513,690      1,061,827
Net investment income............................................................................      916,564      2,435,368
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investment transactions..................................................      274,144        537,906
   Net change in unrealized appreciation (depreciation) of investments...........................   (1,782,365)     6,223,491
Net realized and unrealized gain (loss) on investments...........................................   (1,508,221)     6,761,397
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..................................   ($ 591,657)    $9,196,765

See accompanying notes to financial statements.
                                                                              13

                       EVERGREEN AMERICAN RETIREMENT FUND
(Statue of Liberty Photo)
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                             THREE MONTHS
                                                                                ENDED               YEAR ENDED
                                                                              MARCH 31,            DECEMBER 31
                                                                                 1997           1996          1995
INCREASE (DECREASE) IN NET ASSETS:
   OPERATIONS:
   Net investment income...................................................  $    916,564   $  2,435,368   $ 1,556,941
   Net realized gain on investment transactions............................       274,144        537,906       460,019
   Net change in unrealized appreciation (depreciation) of investments.....    (1,782,365)     6,223,491     6,860,189
      Net increase (decrease) in net assets resulting from operations......      (591,657)     9,196,765     8,877,149
DISTRIBUTIONS TO SHAREHOLDERS:
   FROM NET INVESTMENT INCOME:
   Class A Shares..........................................................      (114,069)      (214,502)      (15,368)
   Class B Shares..........................................................      (485,797)      (839,295)      (56,118)
   Class C Shares..........................................................       (11,029)       (22,543)         (987)
   Class Y Shares..........................................................      (323,235)    (1,330,115)   (1,498,372)
      Total distributions from net investment income.......................      (934,130)    (2,406,455)   (1,570,845)
   IN EXCESS OF NET INVESTMENT INCOME:
   Class A Shares..........................................................            --             --           (12)
   Class B Shares..........................................................            --             --           (44)
   Class C Shares..........................................................            --             --            (1)
   Class Y Shares..........................................................            --             --        (1,166)
      Total distributions in excess of net investment income...............            --             --        (1,223)
   FROM NET REALIZED GAINS ON INVESTMENTS:
   Class A Shares..........................................................            --        (61,826)           --
   Class B Shares..........................................................            --       (302,689)           --
   Class C Shares..........................................................            --         (7,483)           --
   Class Y Shares..........................................................            --       (321,583)           --
      Total distributions from net realized gains on investments...........            --       (693,581)           --
   IN EXCESS OF NET REALIZED GAINS ON INVESTMENTS:
   Class A Shares..........................................................            --         (3,185)           --
   Class B Shares..........................................................            --        (15,592)           --
   Class C Shares..........................................................            --           (385)           --
   Class Y Shares..........................................................            --        (16,566)           --
      Total distributions in excess of net realized gains on investments...            --        (35,728)           --
         Total distributions to shareholders...............................      (934,130)    (3,135,764)   (1,572,068)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold...............................................    27,711,777     66,932,304     9,254,552
   Proceeds from reinvestment of distributions.............................       847,895      2,790,578     1,339,655
   Payment for shares redeemed.............................................    (8,115,115)    (9,928,020)   (9,463,471)
      Net increase resulting from Fund share transactions..................    20,444,557     59,794,862     1,130,736
         Net increase in net assets........................................    18,918,770     65,855,863     8,435,817
NET ASSETS:
   Beginning of period.....................................................   111,467,619     45,611,756    37,175,939
   End of period (including undistributed net investment income of $11,347,
      $28,913 and $0, respectively)........................................  $130,386,389   $111,467,619   $45,611,756

See accompanying notes to financial statements.
14

                     EVERGREEN AMERICAN RETIREMENT FUND --
                              CLASS A AND B SHARES
(Statue of Liberty photo)
                              FINANCIAL HIGHLIGHTS

                                                                                   CLASS A                      CLASS B
                                                                         THREE                              THREE       YEAR
                                                                        MONTHS                             MONTHS       ENDED
                                                                         ENDED          YEAR ENDED          ENDED      DECEMBER
                                                                       MARCH 31,       DECEMBER 31        MARCH 31,    31
                                                                        1997**       1996       1995*      1997**       1996
PER SHARE DATA:
Net asset value, beginning of period................................     $13.86      $12.82     $10.65      $13.80      $12.80
Income (loss) from investment operations:
 Net investment income..............................................        .11         .45        .41         .09         .36
 Net realized and unrealized gain (loss) on investments.............       (.12)       1.12       2.22        (.13)       1.09
  Total from investment operations..................................       (.01)       1.57       2.63        (.04)       1.45
Less distributions to shareholders from:
 Net investment income..............................................       (.11)       (.42)      (.46)       (.09)       (.34)
 Net realized gain on investments...................................         --        (.11)        --          --        (.11)
   Total distributions..............................................       (.11)       (.53)      (.46)       (.09)       (.45)
Net asset value, end of period......................................     $13.74      $13.86     $12.82      $13.67      $13.80
TOTAL RETURN+.......................................................       (.1%)      12.5%      24.9%        (.3%)      11.5%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of period (000's omitted)..........................    $14,590     $11,116     $1,335     $76,791     $57,622
Ratios to average net assets:
 Expenses #.........................................................      1.37%++     1.30%      1.37%++     2.11%++     2.06%
 Net investment income #............................................      3.43%++     3.53%      3.73%++     2.68%++     2.79%
Portfolio turnover rate.............................................         9%         16%        49%          9%         16%
Average commission rate paid per share..............................     $.0606      $.0619        N/A      $.0606      $.0619


                                                                       1995*
PER SHARE DATA:
Net asset value, beginning of period................................   $10.65
Income (loss) from investment operations:
 Net investment income..............................................      .35
 Net realized and unrealized gain (loss) on investments.............     2.20
  Total from investment operations..................................     2.55
Less distributions to shareholders from:
 Net investment income..............................................     (.40)
 Net realized gain on investments...................................       --
   Total distributions..............................................     (.40)
Net asset value, end of period......................................   $12.80
TOTAL RETURN+.......................................................    24.1%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of period (000's omitted)..........................   $4,839
Ratios to average net assets:
 Expenses #.........................................................    2.12%++
 Net investment income #............................................    2.97%++
Portfolio turnover rate.............................................      49%
Average commission rate paid per share..............................      N/A

* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income (loss) to average net assets would have been the following:

                                                                                   CLASS A                      CLASS B
                                                                         THREE                              THREE       YEAR
                                                                        MONTHS                             MONTHS       ENDED
                                                                         ENDED          YEAR ENDED          ENDED      DECEMBER
                                                                       MARCH 31,       DECEMBER 31,       MARCH 31,    31,
                                                                        1997**       1996       1995*      1997**       1996
Expenses............................................................     1.68%       1.33%     10.96%       2.43%       2.09%
Net investment income (loss)........................................     3.12%       3.50%     (5.86% )     2.36%       2.76%

                                                                       1995*
Expenses............................................................   4.20%
Net investment income (loss)........................................    .89%

See accompanying notes to financial statements.
                                                                              15

                     EVERGREEN AMERICAN RETIREMENT FUND --
                              CLASS C AND Y SHARES
(Statue of Liberty photo)
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                          CLASS C                                     CLASS Y
                                               THREE MONTHS                     THREE MONTHS
                                                  ENDED         YEAR ENDED         ENDED
                                                MARCH 31,      DECEMBER 31,      MARCH 31,            YEAR ENDED DECEMBER 31,
                                                  1997**       1996    1995*       1997**       1996      1995      1994      1993
PER SHARE DATA:
Net asset value, beginning of period.........     $13.83      $12.81   $10.65       $13.86      $12.83    $10.67    $11.60    $10.95
Income (loss) from investment operations:
Net investment income........................        .09         .36      .36          .14         .48       .47       .60       .56
Net realized and unrealized gain (loss) on
  investments................................       (.13)       1.11     2.19         (.14)       1.10      2.16      (.93)      .96
   Total from investment operations..........       (.04)       1.47     2.55           --        1.58      2.63      (.33)     1.52
Less distributions to shareholders from:
 Net investment income.......................       (.09)       (.34)    (.39)        (.12)       (.44)     (.47)     (.60)    (.60)
 Net realized gain on investments............         --        (.11)      --           --        (.11)       --        --     (.24)
 In excess of net realized gain on
  investments................................         --          --       --           --          --        --        --     (.03)
   Total distributions.......................       (.09)       (.45)    (.39)        (.12)       (.55)     (.47)     (.60)    (.87)
Net asset value, end of period...............     $13.70      $13.83   $12.81       $13.74      $13.86    $12.83    $10.67    $11.60
TOTAL RETURN+................................       (.3%)      11.6%    24.0%          .0%       12.6%     25.1%     (2.9%)    14.1%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)....     $1,769      $1,487     $110      $37,237     $41,243   $39,327   $37,176   $37,336
Ratios to average net assets:
 Expenses....................................      2.12%#++    2.05%#   2.10%#++      1.11%#++   1.05%#    1.26%     1.28%     1.36%
 Net investment income.......................      2.65%#++    2.80%#   2.96%#++      3.56%#++   3.65%#    3.96%     5.40%     5.13%
Portfolio turnover rate......................         9%         16%      49%           9%         16%       49%      136%       92%
Average commission rate paid per share.......     $.0606      $.0619      N/A       $.0606      $.0619       N/A       N/A       N/A

                                                1992
PER SHARE DATA:
Net asset value, beginning of period.........   $10.52
Income (loss) from investment operations:
Net investment income........................      .66
Net realized and unrealized gain (loss) on
  investments................................      .55
   Total from investment operations..........     1.21
Less distributions to shareholders from:
 Net investment income.......................     (.61)
 Net realized gain on investments............     (.17)
 In excess of net realized gain on
  investments................................       --
   Total distributions.......................     (.78)
Net asset value, end of period...............   $10.95
TOTAL RETURN+................................    11.8%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)....  $23,781
Ratios to average net assets:
 Expenses....................................    1.51%#
 Net investment income.......................    6.23%#
Portfolio turnover rate......................     151%
Average commission rate paid per share.......      N/A

* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income (loss) to average net assets would have been the following:

                                                                                                              CLASS Y
                                                                               CLASS C                                  YEAR
                                                                   THREE MONTHS                        THREE MONTHS     ENDED
                                                                      ENDED           YEAR ENDED           ENDED        DECEMBER
                                                                    MARCH 31,        DECEMBER 31,        MARCH 31,      31,
                                                                      1997**       1996      1995*        1997**        1996
Expenses........................................................       2.43%       2.08%    103.52%        1.38%        1.09%
Net investment income (loss)....................................       2.34%       2.77%    (98.46%)       3.29%        3.61%


                                                                  1992
Expenses........................................................  1.59%
Net investment income (loss)....................................  6.15%

See accompanying notes to financial statements.
16

                            EVERGREEN BALANCED FUND
(photo of certificates)
A REPORT FROM YOUR
PORTFOLIO MANAGER
DEAN HAWES
   Evergreen Balanced Fund's fiscal year-end was changed from
December 31, to March 31. For the twelve-month period ended
March 31, 1997, Evergreen Balanced Fund's total return (Class Y,  (Dean Hawes
no-load shares) was 9.9%*. This return was achieved in an         photo appears
environment in which bonds, as a result of the rise in interest        here)
rates, provided only modest returns. Fortunately, the stock
market continued its rise and rewarded investors with above
average gains. During this twelve-month period, fixed income exposure remained essentially unchanged while equity exposure was reduced modestly to 51% from 54%. Despite assuming a more conservative posture, the relative outperformance in the final two quarters of the fiscal year allowed Evergreen Balanced Fund, for the twelve-month period, to exceed the average return of the Lipper Balanced Fund universe of the 294 balanced funds tracked by Lipper Analytical Services, Inc., during that time**. The twelve-month total return ended March 31, for the Fund's Class A shares at net asset value was 9.6%. (Please see page 19 for additional performance information.)
   Within the equity portion of the portfolio, a relative overweighting in the financial sector, versus that in the S&P 500 Index***, throughout the year enhanced returns. The outlook in this industry appears strong as consolidation within the industry continues and banks have begun to focus on increasing fee-based business. We anticipate remaining overweighted. Conversely, we remained underweighted in utilities, although we did realign the group by adding CINergy Corp. and increasing our position of CMS Energy Corp. We began the year slightly underweighted in information technology, but modestly increased our position as the year progressed with names such as Microsoft Corp. and Atmel Corp. Despite a bumpy ride for technology stocks in early 1997, industry fundamentals remain positive as global competition and the quest for productivity gains provide a favorable backdrop. Stock selection will be paramount, but we do look to be at least market weighted. A tactical shift was made in the energy and oil sectors as we reduced exposure to companies most directly impacted by fluctuating crude oil prices, and added companies which emphasize drilling, exploration, and refining and marketing interests. Accordingly, Exxon Corp. and Atlantic Richfield Co. were sold while we acquired Reading and Bates, Diamond Offshore Drilling and Ultramar Diamond Shamrock. Within the consumer non-durable sector we remain modestly underweighted as healthcare remains our area of preference. Long-term demographic trends are favorable and short-term earnings visibility is good. Within the healthcare sector, we added Johnson & Johnson and Pfizer, Inc. These two proven companies have excellent earnings prospects and we anticipate them to outperform the overall market averages.
FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.
  * 4.4% WAS THE 12-MONTH TOTAL RETURN FOR THE FUND'S CLASS A SHARES WITH THE MAXIMUM 4.75% FRONT END SALES CHARGE. THE FUND ALSO OFFERS CLASS B SHARES WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, AND CLASS C SHARES WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR AFTER THE MONTH OF PURCHASE. PERFORMANCE FOR THESE CLASSES OF SHARES MAY BE DIFFERENT.
    PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. INVESTMENT RETURN, PRINCIPAL VALUE AND YIELD WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
 ** SOURCE: LANA (LIPPER ANALYTICAL NEW APPLICATIONS) LIPPER ANALYTICAL SERVICES
    INC., IS AN INDEPENDENT MUTUAL FUNDS PERFORMANCE MONITOR. LIPPER AVERAGE DOES NOT INCLUDE SALES CHARGES AND IF INCLUDED, AVERAGE MAY BE LOWER.
*** THE S&P 500 IS AN UNMANAGED INDEX OF COMMON STOCKS IN INDUSTRY,
    TRANSPORTATION, FINANCE, AND PUBLIC UTILITIES, DENOTING GENERAL MARKET PERFORMANCE AS MONITORED BY STANDARD & POOR'S CORP. AN INVESTMENT CAN NOT BE MADE IN AN INDEX.
                                                                              17

                            EVERGREEN BALANCED FUND
(photo of certificates)
A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
   Within the fixed income portion, the portfolio closed the fiscal year at 93.8% of its neutral duration. As of March 31, portfolio duration was 4.65 years. As the year came to an end, we became concerned with the interest rate outlook and shortened the portfolio duration using Treasuries. This portfolio adjustment sets the stage for duration extensions should interest rates increase throughout the remainder of 1997.
   We will approach the coming quarters with a degree of caution, noting increased market volatility and the potential for further interest rate increases by the Federal Reserve. Stock selection will be critical as the market punishes those companies which fail to meet earnings expectations. Our current asset allocation of 51% stocks, 46% bonds and 3% cash should position the Fund well for the remainder of 1997. Although we remain somewhat cautious, market corrections will be viewed as an opportunity to utilize our cash reserves to increase equity exposure. Our focus will remain on attractively priced stocks of established companies with solid earnings prospects. We anticipate the bond market to continue its second-half recovery and provide modest returns. The current portfolio allocation should allow the Fund to take advantage of any upswing in the financial markets while helping to reduce risk should the markets retreat.
   Thank you for your investment in the Evergreen Balanced Fund.
18

                            EVERGREEN BALANCED FUND
(photo of certificates)
RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN BALANCED FUND
     The graphs below compare a $10,000 investment in the Evergreen Balanced Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the S&P 500 and Lehman Brothers Government/Corporate Bond Indexes ("Indexes"). (four charts appear here, plot points are as follows:)
(customer to fill in plot points below)
Class A
1-Year Total Return=4.41%
Average Annual Compound
Return Since Inception=10.91%

Evergreen Balanced Fund
S&P 500 Index
Lehman Brothers
  Government/
  Corporate Bond Index
                            6/10/91* 3/92   3/93  3/94  3/95  3/96  3/97

Class B
1-Year Total Return=3.97%
Average Annual Compound
Return Since Inception=9.22%

Evergreen Balanced Fund
S&P 500 Index
Lehman Brothers
  Government/
  Corporate Bond Index

                           6/10/91*  3/93  3/94   3/95   3/96  3/97

Class C
1-Year Total Return=7.44%
Average Annual Compound
Return Since Inception=11.83%

Evergreen Balanced Fund
S&P 500 Index
Lehman Brothers
  Government/
  Corporate Bond Index

                             9/2/94*  3/95  3/96  3/97

Class Y
1-Year Total Return=9.91%
Average Annual Compound
Return Since Inception=11.30%

Evergreen Balanced Fund
S&P 500 Index
Lehman Brothers
  Government/
  Corporate Bond Index

                              4/1/91*  3/92  3/93  3/94  3/95  3/96  3/97

*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on March 31, 1997; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
     The Indexes are unmanaged and include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
                                                                              19

                            EVERGREEN BALANCED FUND
(photo of certificates)
                            STATEMENT OF INVESTMENTS
                                 MARCH 31, 1997

  SHARES                                            VALUE
COMMON STOCKS -- 50.8%
              BANKS -- 6.0%
    140,000   Banc One Corp..................... $  5,565,000
     66,800   Bank of Boston Corp...............    4,475,600
    100,000   BankAmerica Corp..................   10,075,000
    110,000   Chase Manhattan Corp..............   10,298,750
    190,000   CoreStates Financial Corp.........    9,025,000
    125,000   First Chicago NBD Corp............    6,765,625
    180,000   National City Corp................    8,392,500
                                                   54,597,475
              BUILDING, CONSTRUCTION &
              FURNISHINGS -- 0.9%
    100,000   *American Standard Cos., Inc......    4,500,000
    100,000   Masco Corp........................    3,575,000
                                                    8,075,000
              BUSINESS EQUIPMENT &
              SERVICES -- 0.6%
    135,000   *Quantum Corp.....................    5,214,375
              CHEMICAL & AGRICULTURAL
              PRODUCTS -- 0.6%
     50,000   Du Pont (E. I.) De Nemours
              & Co..............................    5,300,000
              COMMUNICATION SYSTEMS &
              SERVICES -- 0.5%
    100,000   *Cisco Systems, Inc...............    4,812,500
              CONSUMER PRODUCTS &
              SERVICES -- 3.4%
    210,000   American Brands, Inc..............   10,631,250
    115,000   General Motors Corp...............    6,368,125
     40,000   Gillette Co. (The)................    2,905,000
    100,000   Philip Morris Cos., Inc...........   11,412,500
                                                   31,316,875
              DIVERSIFIED COMPANIES -- 4.1%
     60,000   AlliedSignal Inc..................    4,275,000
     75,000   Fluor Corp........................    3,937,500
    150,000   General Electric Co...............   14,887,500
    140,000   Textron Inc.......................   14,700,000
                                                   37,800,000
              ELECTRICAL EQUIPMENT &
              SERVICES -- 0.4%
     75,000   Emerson Electric Co...............    3,375,000
              ENERGY -- 5.3%
    150,000   Chevron Corp......................   10,443,750
     55,000   Mobil Corp........................    7,184,375
    150,000   Sonat, Inc........................    8,175,000

  SHARES                                            VALUE

               ENERGY -- CONTINUED

    140,000   Texaco, Inc....................... $ 15,330,000
    200,000   Unocal Corp.......................    7,625,000
                                                   48,758,125
              FINANCE & INSURANCE -- 1.1%
    110,000   Allstate Corp. (The)..............    6,531,250
     50,900   UNUM Corp.........................    3,715,700
                                                   10,246,950
              FOOD & BEVERAGE PRODUCTS -- 2.0%
    110,350   American Stores Co................    4,910,575
    235,000   McCormick & Co., Inc..............    5,757,500
    200,000   Sara Lee Corp.....................    8,100,000
                                                   18,768,075
              HEALTHCARE PRODUCTS &
              SERVICES -- 5.4%
    220,000   Bristol-Myers Squibb Co...........   12,980,000
    125,000   HBO & Co..........................    5,937,500
    200,000   *HEALTHSOUTH Corp.................    3,825,000
    125,000   Johnson & Johnson.................    6,609,375
    227,000   *Lincare Holdings, Inc............    9,363,750
    130,000   Pfizer, Inc.......................   10,936,250
                                                   49,651,875
              INDUSTRIAL SPECIALTY PRODUCTS
              & SERVICES -- 1.6%
     45,000   Aluminum Co. of America...........    3,060,000
    250,000   Weyerhaeuser Co...................   11,156,250
                                                   14,216,250
              INFORMATION SERVICES &
              TECHNOLOGY -- 3.1%
    150,000   *Atmel Corp.......................    3,590,625
     80,000   *Compaq Computer Corp.............    6,130,000
     77,000   Intel Corp........................   10,712,625
     90,000   *Microsoft Corp...................    8,251,875
                                                   28,685,125
              MANUFACTURING -- DISTRIBUTING
              -- 0.8%
    150,000   Case Corp.........................    7,612,500
              METAL PRODUCTS & SERVICES -- 0.4%
     75,000   Crown Cork & Seal Inc.............    3,871,875
              OFFICE EQUIPMENT &
              SUPPLIES -- 0.8%
    130,000   Pitney Bowes, Inc.................    7,637,500

20

                            EVERGREEN BALANCED FUND
(photo of certificates)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997

  SHARES                                            VALUE
COMMON STOCKS -- CONTINUED
              OIL -- 2.2%
    150,000   Ashland Inc....................... $  6,037,500
     50,000   *Diamond Offshore Drilling Inc....    3,425,000
    175,000   *Reading & Bates Corp.............    3,959,375
    150,000   Ultramar Diamond Shamrock Corp....    4,762,500
     50,000   Williams Companies., Inc. (The)...    2,225,000
                                                   20,409,375
              PAPER & PACKAGING -- 1.0%
    230,000   International Paper Co............    8,941,250
              REAL ESTATE -- 1.2%
    280,000   Healthcare Realty Trust, Inc......    7,665,000
    100,500   Highwoods Properties, Inc.........    3,366,750
                                                   11,031,750
              RETAILING & WHOLESALE -- 1.3%
    100,000   Dayton Hudson Corp................    4,175,000
    150,000   Sears, Roebuck & Co...............    7,537,500
                                                   11,712,500
              TRANSPORTATION -- 2.2%
    100,342   Conrail, Inc......................   11,313,561
    100,000   Norfolk Southern Corp.............    8,525,000
                                                   19,838,561
              UTILITIES -- TELEPHONE -- 1.0%
    148,000   Bell Atlantic Corp................    9,009,500
              UTILITIES -- 4.9%
    200,000   Carolina Power & Light Co.........    7,250,000
    150,000   CINergy Corp......................    5,118,750
     75,000   CMS Energy Corp...................    2,465,625
    260,000   GTE Corp..........................   12,122,500
    160,000   SBC Communications, Inc...........    8,420,000
    450,000   Southern Co.......................    9,506,250
                                                   44,883,125
                TOTAL COMMON STOCKS
                   (COST $361,353,728)..........  465,765,561
 PRINCIPAL
  AMOUNT
CORPORATE BONDS -- 11.3%
              BANKS -- 2.0%
$ 3,000,000   Boatmen's Bancshares, Inc.
              6.75%, 3/15/03....................    2,925,579
  5,000,000   First Chicago Corp.,
              9.875%, 8/15/00...................    5,419,630

 PRINCIPAL
  AMOUNT                                            VALUE

CORPORATE BONDS -- CONTINUED
               BANKS -- CONTINUED

$10,000,000   NationsBank Corp.
              7.625%, 4/15/05................... $ 10,109,680
                                                   18,454,889
              CHEMICAL & AGRICULTURAL
              PRODUCTS -- 0.6%
  5,000,000   Dow Chemical Co.
              8.625%, 4/1/06....................    5,406,290
              CONSUMER PRODUCTS &
              SERVICES -- 0.5%
  5,000,000   Philip Morris Cos., Inc.
              8.65%, 5/15/98....................    5,105,780
              ENERGY -- 0.5%
  4,000,000   Atlantic Richfield Co.,
              9.00%, 4/1/21.....................    4,538,644
              FINANCE & INSURANCE -- 2.6%
  5,500,000   Dean Witter, Discover & Co.
              6.75%, 10/15/13...................    4,957,414
  5,500,000   General Electric Capital Corp.,
              8.75%, 3/14/03....................    5,917,164
  2,750,000   International Bank For
              Reconstruction &
              Development,
              7.95%, 5/15/16....................    2,883,287
  5,000,000   Merrill Lynch, Pierce,
              Fenner & Smith Inc.,
              7.00%, 4/27/08....................    4,822,755
  5,000,000   Smith Barney Holdings, Inc.,
              5.50%, 1/15/99....................    4,897,885
                                                   23,478,505
              FOOD & BEVERAGE PRODUCTS -- 1.1%
  5,000,000   General Mills, Inc.,
              9.00%, 12/20/02...................    5,412,310
  4,250,000   PepsiCo, Inc.,
              7.625%, 11/1/98...................    4,317,860
                                                    9,730,170
              HEALTHCARE PRODUCTS &
              SERVICES -- 0.5%
  5,000,000   Baxter International
              7.25%, 2/15/08....................    4,936,775
              INDUSTRIAL SPECIALTY PRODUCTS
              & SERVICES -- 2.0%
  7,000,000   Jet Equiptment Trust, 144A
              9.41%, 6/15/10....................    7,832,720
 10,000,000   Loews Corp.
              6.75%, 12/15/06...................    9,422,470

                                                                              21

                            EVERGREEN BALANCED FUND
(photo of certificates)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997

 PRINCIPAL
  AMOUNT                                            VALUE
               INDUSTRIAL SPECIALTY PRODUCTS
                -- CONTINUED
$ 1,400,000   Waste Management Inc.
              8.75%, 5/1/18..................... $  1,511,229
                                                   18,766,419
              MANUFACTURING --
              DISTRIBUTING -- 0.5%
  4,300,000   Stanley Works,
              7.375%, 12/15/02..................    4,348,052
              MORTGAGE BACKED SECURITIES --
              0.0%(B)
    322,947   Fleet Financial Home
              Equity Trust Class A,
              Series 1990
              6.70%, 1/16/06....................      323,571
              SOVEREIGN GOVERNMENT -- 0.6%
  5,000,000   Ontario Province Canada,
              7.75%, 6/4/02.....................    5,153,900
              UTILITIES -- 0.4%
  3,600,000   Union Electric Co.,
              8.00%, 12/15/22...................    3,555,871
                TOTAL CORPORATE BONDS
                   (COST $102,043,342)..........  103,798,866
U.S. GOVERNMENT & AGENCY
OBLIGATIONS -- 34.2%
              GOVERNMENT AGENCY NOTES &
              BONDS -- 1.8%
              Government National
              Mortgage Assn.
  3,021,454   8.50%, 5/15/21....................    3,102,656
  1,975,747   8.50%, 7/15/21....................    2,028,845
  1,981,940   9.00%, 9/15/21....................    2,077,321
  3,434,969   9.00%, 10/15/21...................    3,600,276
  1,768,337   9.50%, 2/15/21....................    1,902,068
  3,697,121   8.50%, 6/15/22....................    3,796,481
                                                   16,507,647
              TREASURY NOTES & BONDS -- 32.4%
              U.S. Treasury Bonds
 20,000,000   7.625%, 2/15/07...................   20,525,000
 24,100,000   8.75%, 11/15/08...................   26,269,000

 PRINCIPAL
  AMOUNT                                            VALUE

U.S. GOVERNMENT & AGENCY
OBLIGATIONS -- CONTINUED
               TREASURY NOTES & BONDS -- CONTINUED

$20,000,000   8.75%, 5/15/17.................... $ 23,193,740
 15,000,000   8.75%, 5/15/20....................   17,517,180
 17,000,000   8.875%, 8/15/17...................   19,948,429
 17,500,000   9.125%, 5/15/18...................   21,054,688
              U.S. Treasury Notes
 10,000,000   5.50%, 11/15/98...................    9,868,750
 20,990,000   5.875%, 2/28/99...................   20,793,219
 65,000,000   6.375%, 6/30/97...................   65,142,220
  8,000,000   6.375%, 7/15/99...................    7,985,000
 10,000,000   6.50%, 4/30/99....................   10,012,500
 10,000,000   7.125%, 2/29/00...................   10,134,370
 10,000,000   7.75%, 11/30/99...................   10,284,370
 10,000,000   7.75%, 2/15/01....................   10,353,120
 10,000,000   8.00%, 8/15/99....................   10,321,870
 10,000,000   8.125%, 2/15/98...................   10,168,750
  3,500,000   8.875%, 11/15/98..................    3,633,437
                                                  297,205,643
                TOTAL U.S. GOVERNMENT
                   & AGENCY OBLIGATIONS
                   (COST $318,053,006)..........  313,713,290


REPURCHASE AGREEMENT -- 2.5%
 22,381,460   Donaldson, Lufkin & Jenrette
              Securities Corp., (cost,
              $22,381,460) (a)..................   22,381,460
              TOTAL INVESTMENTS --
                (COST $803,831,536)....  98.8%    905,659,177
              OTHER ASSETS AND
                LIABILITIES -- NET.....   1.2      11,217,026
              NET ASSETS............... 100.0%   $916,876,203

(a) The repurchase agreement is fully collateralized by U.S. Government obligations based on market prices at March 31, 1997.
(b) Less than one tenth of one percent.
* Non-income producing securities.
144A -- Rule 144A securities are restricted as to resale to qualified institutional investors.
See accompanying notes to financial statements.
22

                            EVERGREEN BALANCED FUND
(photo of certificates)
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997

ASSETS:
   Investments at value (identified cost $803,831,536)...........................................................  $905,659,177
   Receivable for investment securities sold.....................................................................     3,926,869
   Receivable for Fund shares sold...............................................................................     3,556,865
   Dividends and interest receivable.............................................................................     8,872,702
   Prepaid expenses..............................................................................................        47,547
         Total assets............................................................................................   922,063,160
LIABILITIES:
   Payable for investment securities purchased...................................................................     2,659,900
   Payable for Fund shares repurchased...........................................................................     1,852,984
   Advisory fee payable..........................................................................................       403,540
   Distribution fee payable......................................................................................        21,979
   Accrued expenses..............................................................................................       248,554
         Total liabilities.......................................................................................     5,186,957
NET ASSETS.......................................................................................................  $916,876,203
NET ASSETS CONSISTS OF:
   Paid-in capital...............................................................................................  $757,904,605
   Undistributed net investment income...........................................................................       246,535
   Undistributed net realized gain on investment transactions....................................................    56,897,422
   Net unrealized appreciation of investments....................................................................   101,827,641
         Net assets..............................................................................................  $916,876,203
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
Class A shares ($41,429,056 (divided by) 3,218,879 shares of beneficial interest outstanding)....................  $      12.87
Sales charge -- 4.75% of offering price..........................................................................           .64
   Maximum offering price........................................................................................  $      13.51
Class B shares ($107,347,482 (divided by) 8,334,838 shares of beneficial interest outstanding)...................  $      12.88
Class C shares ($353,161 (divided by) 27,591 shares of beneficial interest outstanding)..........................  $      12.80
Class Y shares ($767,746,504 (divided by) 59,654,900 shares of beneficial interest outstanding)..................  $      12.87

See accompanying notes to financial statements.
                                                                              23

                            EVERGREEN BALANCED FUND
(photo of certificates)
                            STATEMENTS OF OPERATIONS

                                                                                         THREE MONTHS ENDED    YEAR ENDED
                                                                                             MARCH 31,        DECEMBER 31,
                                                                                                1997              1996
INVESTMENT INCOME:
   Dividends (Net of foreign withholding tax of $0 and $45,707)........................     $  3,035,556      $ 14,642,260
   Interest............................................................................        7,615,522        31,431,682
         Total investment income.......................................................       10,651,078        46,073,942
EXPENSES:
   Advisory fee........................................................................     $  1,170,691      $  4,765,912
   Administrative personnel and service fees...........................................           91,488           459,486
   Distribution fee -- Class A Shares..................................................           26,750           107,023
   Distribution fee -- Class B Shares..................................................          205,485           810,803
   Shareholder services fee -- Class B Shares..........................................           68,495           270,267
   Distribution fee -- Class C Shares..................................................              710             1,883
   Shareholder services fee -- Class C Shares..........................................              237               628
   Transfer agent fee..................................................................          126,528           324,216
   Custodian fee.......................................................................           73,451           229,946
   Reports and notices to shareholders.................................................           46,954           128,217
   Registration and filing fees........................................................           41,318           114,972
   Professional fees...................................................................           21,993            39,953
   Insurance...........................................................................            9,754            10,253
   Trustees' fees and expenses.........................................................            9,664            25,829
   Miscellaneous.......................................................................            6,456            15,779
         Total expenses................................................................        1,899,974         7,305,167
Net investment income..................................................................        8,751,104        38,768,775
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investment transactions........................................       56,839,210        74,563,015
   Net change in unrealized appreciation (depreciation) of investments.................      (62,291,441)       (8,122,510)
Net realized and unrealized gain (loss) on investments.................................       (5,452,231)       66,440,505
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................     $  3,298,873      $105,209,280

See accompanying notes to financial statements.
24

                            EVERGREEN BALANCED FUND
(photo of certificates)
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                    THREE MONTHS ENDED            YEAR ENDED
                                                                        MARCH 31,                DECEMBER 31,
                                                                           1997              1996            1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income..........................................     $  8,751,104      $  38,768,775   $  40,717,357
   Net realized gain on investment transactions...................       56,839,210         74,563,015      33,813,027
   Net change in unrealized appreciation (depreciation) of
      investments.................................................      (62,291,441)        (8,122,510)    154,935,970
         Net increase in net assets resulting from operations.....        3,298,873        105,209,280     229,466,354
DISTRIBUTIONS TO SHAREHOLDERS:
   FROM NET INVESTMENT INCOME:
   Class A Shares.................................................         (369,566)        (1,699,709)     (1,620,476)
   Class B Shares.................................................         (786,903)        (3,505,791)     (3,381,480)
   Class C Shares.................................................           (2,467)            (9,398)         (8,000)
   Class Y Shares.................................................       (7,410,252)       (33,878,986)    (35,087,211)
      Total distributions from net investment
         income...................................................       (8,569,188)       (39,093,884)    (40,097,167)
   FROM NET REALIZED GAINS ON INVESTMENTS:
   Class A Shares.................................................               --         (3,402,462)     (1,423,252)
   Class B Shares.................................................               --         (8,639,808)     (3,696,589)
   Class C Shares.................................................               --            (28,096)        (10,158)
   Class Y Shares.................................................               --        (62,657,565)    (28,740,172)
      Total distributions from net realized gains on
         investments..............................................               --        (74,727,931)    (33,870,171)
         Total distributions to shareholders......................       (8,569,188)      (113,821,815)    (73,967,338)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold......................................       52,946,906        234,680,222     170,978,316
   Proceeds from reinvestment of distributions....................        4,394,304         64,783,444      66,166,480
   Payment for shares redeemed....................................      (66,950,959)      (328,365,114)   (343,286,923)
      Net decrease resulting from Fund share transactions.........       (9,609,749)       (28,901,448)   (106,142,127)
         Net increase (decrease) in net assets....................      (14,880,064)       (37,513,983)     49,356,889
NET ASSETS:
   Beginning of period............................................      931,756,267        969,270,250     919,913,361
   End of period (including undistributed net investment income of
      $246,535, $115,118 and $612,856, respectively.).............     $916,876,203      $ 931,756,267   $ 969,270,250

See accompanying notes to financial statements.
                                                                              25

                   EVERGREEN BALANCED FUND -- CLASS A SHARES
(photo of certificates)
                              FINANCIAL HIGHLIGHTS

                                                                        THREE MONTHS
                                                                           ENDED
                                                                         MARCH 31,              YEAR ENDED DECEMBER 31,
                                                                           1997**        1996       1995       1994       1993
PER SHARE DATA:
Net asset value, beginning of period..................................      $12.95       $13.12     $11.17     $12.07     $11.41
Income (loss) from investment operations:
  Net investment income...............................................         .12          .54        .51        .43        .42
  Net realized and unrealized gain (loss) on investments..............        (.08)         .94       2.40       (.71)       .75
      Total from investment operations................................         .04         1.48       2.91       (.28)      1.17
Less distributions to shareholders from:
  Net investment income...............................................        (.12)        (.54)      (.50)      (.43)      (.42)
  Net realized gain on investments....................................          --        (1.11)      (.46)      (.19)      (.09)
      Total distributions                                                     (.12)       (1.65)      (.96)      (.62)      (.51)
Net asset value, end of period                                              $12.87       $12.95     $13.12     $11.17     $12.07
TOTAL RETURN+.........................................................         .3%        11.4%      26.5%      (2.4%)     10.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).............................     $41,429      $43,169    $41,849    $41,010    $35,032
Ratios to average net assets:
  Expenses............................................................        .93%++      0.89%      0.88%       .89%      0.91%
  Net investment income...............................................       3.62%++      3.95%      4.05%      3.69%      3.61%
Portfolio turnover rate...............................................         28%          34%        37%        35%        19%
Average commission rate paid per share................................      $.0595       $.0593        N/A        N/A        N/A

                                                                         1992
PER SHARE DATA:
Net asset value, beginning of period..................................   $11.02
Income (loss) from investment operations:
  Net investment income...............................................      .42
  Net realized and unrealized gain (loss) on investments..............      .43
      Total from investment operations................................      .85
Less distributions to shareholders from:
  Net investment income...............................................     (.42)
  Net realized gain on investments....................................     (.04)
      Total distributions                                                  (.46)
Net asset value, end of period                                           $11.41
TOTAL RETURN+.........................................................     7.9%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).............................  $17,408
Ratios to average net assets:
  Expenses............................................................    0.91%
  Net investment income...............................................    3.93%
Portfolio turnover rate...............................................      12%
Average commission rate paid per share................................      N/A

** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
See accompanying notes to financial statements.
26

                   EVERGREEN BALANCED FUND -- CLASS B SHARES
(photo of certificates)
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                                  THREE MONTHS
                                                                                     ENDED
                                                                                   MARCH 31,        YEAR ENDED DECEMBER 31,
                                                                                     1997**        1996       1995       1994
PER SHARE DATA:
Net asset value, beginning of period............................................      $12.96       $13.13     $11.18     $12.08
Income (loss) from investment operations:
  Net investment income.........................................................         .10          .43        .42        .36
  Net realized and unrealized gain (loss) on investments........................        (.08)         .95       2.40       (.71)
      Total from investment operations..........................................         .02         1.38       2.82       (.35)
Less distributions to shareholders from:
  Net investment income.........................................................        (.10)        (.44)      (.41)      (.36)
  Net realized gain on investments..............................................          --        (1.11)      (.46)      (.19)
  In excess of net investment income............................................          --           --         --         --
      Total distributions.......................................................        (.10)       (1.55)      (.87)      (.55)
  Net asset value, end of period................................................      $12.88       $12.96     $13.13     $11.18
TOTAL RETURN+...................................................................         .1%        10.6%      25.6%      (3.0%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).......................................    $107,347     $109,591   $108,983   $100,052
Ratios to average net assets:
  Expenses......................................................................       1.68%++      1.64%      1.62%      1.48%
  Net investment income.........................................................       2.87%++      3.19%      3.30%      3.12%
Portfolio turnover rate.........................................................         28%          34%        37%        35%
Average commission rate paid per share..........................................    $  .0595     $  .0593        N/A        N/A

                                                                                   1993*
PER SHARE DATA:
Net asset value, beginning of period............................................   $11.54
Income (loss) from investment operations:
  Net investment income.........................................................      .34
  Net realized and unrealized gain (loss) on investments........................      .65
      Total from investment operations..........................................      .99
Less distributions to shareholders from:
  Net investment income.........................................................     (.34)
  Net realized gain on investments..............................................     (.09)
  In excess of net investment income............................................     (.02)
      Total distributions.......................................................     (.45)
  Net asset value, end of period................................................   $12.08
TOTAL RETURN+...................................................................     8.7%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).......................................  $65,475
Ratios to average net assets:
  Expenses......................................................................    1.41%++
  Net investment income.........................................................    3.09%++
Portfolio turnover rate.........................................................      19%
Average commission rate paid per share..........................................      N/A

* For the period from January 26, 1993 (commencement of class operations) to December 31, 1993.
** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
See accompanying notes to financial statements.
                                                                              27

                   EVERGREEN BALANCED FUND -- CLASS C SHARES
(photo of certificates)
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                                             THREE MONTHS
                                                                                                ENDED           YEAR ENDED
                                                                                              MARCH 31,        DECEMBER 31,
                                                                                                1997**        1996      1995
PER SHARE DATA:
Net asset value, beginning of period......................................................      $12.88       $13.11    $11.17
Income (loss) from investment operations:
  Net investment income...................................................................         .10          .40       .41
  Net realized and unrealized gain (loss) on investments..................................        (.09)         .93      2.40
      Total from investment operations....................................................         .01         1.33      2.81
Less distributions to shareholders from:
  Net investment income...................................................................        (.09)        (.45)     (.41)
  Net realized gain on investments........................................................          --        (1.11)     (.46)
      Total distributions.................................................................        (.09)       (1.56)     (.87)
Net asset value, end of period............................................................      $12.80       $12.88    $13.11
TOTAL RETURN+.............................................................................         .1%        10.2%     25.5%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).................................................        $353         $355      $300
Ratios to average net assets:
  Expenses................................................................................       1.68%++      1.65%     1.62%
  Net investment income...................................................................       2.92%++      3.19%     3.31%
Portfolio turnover rate...................................................................         28%          34%       37%
Average commission rate paid per share....................................................      $.0595       $.0593       N/A

                                                                                            1994*
PER SHARE DATA:
Net asset value, beginning of period......................................................  $12.00
Income (loss) from investment operations:
  Net investment income...................................................................     .18
  Net realized and unrealized gain (loss) on investments..................................    (.61)
      Total from investment operations....................................................    (.43)
Less distributions to shareholders from:
  Net investment income...................................................................    (.21)
  Net realized gain on investments........................................................    (.19)
      Total distributions.................................................................    (.40)
Net asset value, end of period............................................................  $11.17
TOTAL RETURN+.............................................................................   (3.6%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).................................................    $195
Ratios to average net assets:
  Expenses................................................................................   1.64%++
  Net investment income...................................................................   3.23%++
Portfolio turnover rate...................................................................     35%
Average commission rate paid per share....................................................     N/A

* For the period from September 2, 1994 (commencement of class operations) to December 31, 1994.
** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
See accompanying notes to financial statements.
28

                   EVERGREEN BALANCED FUND -- CLASS Y SHARES
(photo of certificates)
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                       THREE MONTHS
                                                                          ENDED
                                                                        MARCH 31,              YEAR ENDED DECEMBER 31,
                                                                          1997**        1996       1995       1994       1993
PER SHARE DATA:
Net asset value, beginning of period.................................      $12.95       $13.12     $11.17     $12.07     $11.41
Income (loss) from investment operations:
  Net investment income..............................................         .13          .57        .54        .46        .45
  Net realized and unrealized gain (loss) on investments.............        (.08)         .95       2.40       (.71)       .75
      Total from investment operations                                 .05.......         1.52       2.94       (.25)      1.20
Less distributions to shareholders from:
  Net investment income..............................................        (.13)        (.58)      (.53)      (.46)      (.45)
  Net realized gain on investments...................................          --        (1.11)      (.46)      (.19)      (.09)
      Total distributions............................................        (.13)       (1.69)      (.99)      (.65)      (.54)
Net asset value, end of period.......................................      $12.87       $12.95     $13.12     $11.17     $12.07
TOTAL RETURN+........................................................         .3%        11.7%      26.8%       (2.2)%    10.7%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)............................    $767,747     $778,641   $818,137   $778,657   $760,147
Ratios to average net assets:
  Expenses...........................................................        .68%++       .64%       .62%       .64%       .66%
  Net investment income..............................................       3.87%++      4.19%      4.30%      3.93%      3.86%
Portfolio turnover rate..............................................         28%          34%        37%        35%        19%
Average commission rate paid per share...............................      $.0595       $.0593        N/A        N/A        N/A

                                                                         1992
PER SHARE DATA:
Net asset value, beginning of period.................................    $11.02
Income (loss) from investment operations:
  Net investment income..............................................       .46
  Net realized and unrealized gain (loss) on investments.............       .42
      Total from investment operations                                     0.88
Less distributions to shareholders from:
  Net investment income..............................................      (.45)
  Net realized gain on investments...................................      (.04)
      Total distributions............................................      (.49)
Net asset value, end of period.......................................    $11.41
TOTAL RETURN+........................................................      8.2%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)............................  $520,232
Ratios to average net assets:
  Expenses...........................................................      .66%
  Net investment income..............................................     4.20%
Portfolio turnover rate..............................................       12%
Average commission rate paid per share...............................       N/A

** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.
++ Annualized.
See accompanying notes to financial statements.
                                                                              29

                           EVERGREEN FOUNDATION FUND
(photo of column)
A REPORT FROM YOUR
PORTFOLIO MANAGER
STEPHEN A. LIEBER
   Evergreen Foundation Fund's fiscal year-end was changed from
December 31, to March 31. In the quarter ended March 31, 1997, (photo of Stephen
Evergreen Foundation Fund (Class Y, no-load shares) provided a     A. Lieber)
negative return of 0.02%*. The Fund (Class Y shares) has provided a 15.7% average annual total return for the period since its inception on January 2, 1990, through March 31, 1997.
The asset allocation shifted during this time to 57.1% in equities, 33.1% in long-term bonds, and 9.2% in short-term cash equivalents, from 56.2% in equities, 35.3% in long-term bonds, and 8.5% in short-term cash equivalents at December 31, 1996.
                                 The total returns for the Fund's Class A shares

for the three-month and twelve-month periods ended March 31, were -4.9% and 7.5%, respectively. The average annual total return for the Fund's Class A shares for the period since their inception on January 3, 1995, thorough March 31, 1997, was 15.2%. (Please see page 32 for additional performance information.)
   This period started strongly, with the Fund's net asset value rising 5.8% through the middle of February. But, the growth sectors of the market experienced a reversal at the end of February and through March, while the bond market suffered a moderate reversal as interest rates again began to rise. Thus, by the end of March, the equity portfolio had provided a return of 2.1%, while the Fund's fixed income portfolio, comprised mostly of long-term U.S. Treasury bonds, had a net decline of 3.1% The bond decline and the stock reversal was somewhat cushioned by a continuing short-term cash equivalent position. Notwithstanding the overall volatility of the market, and the particularly negative performance of interest-sensitive equities toward the end, the Fund had a number of companies which provided exceptional increases in value.
   The top ten equity performers during the quarter were Caliber System, Inc., +37.4%; Living Centers of America, Inc., +28.9%; Cape Cod Bank & Trust Co., +19.8%; CB Bancshares, Inc., +19.2%; Warner-Lambert Co., +18.8%; Timken Co., +17.0%; Ohio Casualty Corp., +15.6%; Barnett Banks, Inc., +15.4%; Fingerhut Companies, Inc., +14.4%; and Conrail, Inc., +14.4%. Our strongest holdings, once again, reflected a variety of industries and different kinds of investment opportunities. Some were distinguished by market recognition of the potentials for new products, as in Warner-Lambert Co., others by business recovery after an interruption of historical growth trends, as in Caliber System, Inc., and Fingerhut Companies, Inc., and others as beneficiaries of mergers and acquisitions, as in the case of Conrail, Inc.
FIGURES REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS.
* PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. INVESTMENT RETURN, PRINCIPAL VALUE AND YIELD WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
  THE FUND ALSO OFFERS CLASS B SHARES WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE AND CLASS C SHARES WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR AFTER THE MONTH OF PURCHASE. PERFORMANCE FOR THESE CLASSES OF SHARES MAY BE DIFFERENT.
30

                           EVERGREEN FOUNDATION FUND
(photo of column)
A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
   During the quarter, major new commitments utilizing cash-equivalent positions were entered into during periods of general market weakness, or when specific issues were judged to be out of line with their growth potential. The largest commitments were additions to positions already held in E.I. Du Pont de Nemours & Co., Inc., Marsh & McLennan Companies, Inc., and Timken Co. Each of these was seen as representing significant undervaluation of growth potential. E.I. Du Pont de Nemours & Co., Inc., is viewed as a company in the process of corporate restructuring to place emphasis on its major growth sectors, Marsh & McLennan Companies, Inc. as a participant in the major growth opportunity of the mutual fund business which had, to some extent, been obscured by a mature, major insurance agency business, and Timken Co. as a financially undervalued specialty steel company showing growth far above its traditional roller bearing business. Purchases were also made of mid-sized companies with high quality business franchises and innovative policies which we regarded as being undervalued by the markets.
   Sales were made predominantly when issues in the portfolio were regarded as having attained full pricing in the present environment. Many of these were reductions of positions rather than total liquidations, including MGIC Investment Corp., with a 260% gain in four and one-half years, Pfizer, Inc., with a 218% gain in three and one-half years, First Chicago NBD Corp., with a 137% gain in two years and one-quarter, Barnett Banks, Inc., with a 125% gain in under four years, Warner-Lambert Co., with a 100% gain in one and one-half years, and Procter & Gamble Co., with a 92% gain in two years. The equity strategy was to buy issues we considered undervalued, and to sell those which we considered fully valued.
   The fixed income sector of the Fund was not added to during the quarter. Increases were made in the short-term cash equivalent holdings.
   Recent market volatility illustrates an increasingly selective trend in the markets, with a recognition that many issues had become fully valued, some overvalued, while others are ignored. The intensity of our search for undervalued growth opportunities should continue to produce significant gains notwithstanding a volatile and often uncertain market. The power of valuable corporate franchises, strong financials, vigorous research and marketing programs, and, above all, able managements, is evident in a great many companies which we regularly analyze and visit. We expect this research intensive effort to be rewarding in the months ahead with further likelihood of gains from re-valued growth trends, mergers and acquisitions, and profits generated through innovative leadership. We have carefully maintained sizable cash reserves to be able to buy shares on weakness, and have done so during each period of stock market uncertainty. The Fund's fixed income position continues to be concentrated in U.S. Government or Agency obligations which, we believe, will benefit when the present period of anxiety over inflation potentials is past. The real returns of long-term Treasury bonds above the inflation rate are at historical levels, currently approximately 5%. We anticipate that when the Federal Reserve has made amply evident its program to slow the growth of the economy in order to reduce the risk of inflation, that inflation premium will decline and the Fund's primarily long-term bond position will rise in value. Our goal is capital growth with a minimization of risk, and we will continue to shape the Evergreen Foundation Fund's strategy to these purposes. We thank our many existing shareholders and welcome the many new shareholders who have joined us in this year.
                                                                              31

                           EVERGREEN FOUNDATION FUND
(photo of column)
RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN FOUNDATION FUND
     The graphs below compare a $10,000 investment in the Evergreen Foundation Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the S&P 500 Index and Lipper Balanced Funds Average.
(four graphs appear below, plot points are as follows:)
(customer to fill in plot points)

Class A
1-Year Total Return=7.47%
Average Annual Compound
Return Since Inception=15.16%

Evergreen Foundation Fund
S&P 500 Index
Lipper Balanced Funds Average

                              1/3/95*  3/95  9/95  3/96   9/96  3/97

Class B
1-Year Total Return=7.02%
Average Annual Compound
Return Since Inception=15.69%

Evergreen Foundation Fund
S&P 500 Index
Lipper Balanced Funds Average
                              1/3/95*  3/95   9/95   3/96  9/96   3/97

Class C
1-Year Total Return=11.03%
Average Annual Compound
Return Since Inception=16.73%

Evergreen Foundation Fund
S&P 500 Index
Lipper Balanced Funds Average
                             1/3/95*  3/95   9/95  3/96   9/96  3/97

Class Y
1-Year total Return=13.18%
Average Annual Compound Return:
5-Year=13.58%
Since Inception=15.74%

Evergreen Foundation Fund
S&P 500 Index
Lipper Balanced Funds Average

                        1/2/90*  3/90   3/91  3/92  3/93  3/94  3/95  3/96 3/97

*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on March 31, 1997; (c) all recurring fees (including investment advisory fees net of fee waiver) were deducted; and (d) all dividends and distributions were reinvested.
     The S&P 500 Index is unmanaged and includes the reinvestment of income, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
32

                           EVERGREEN FOUNDATION FUND
(photo of column)
                            STATEMENT OF INVESTMENTS
                                 MARCH 31, 1997

  SHARES                                           VALUE
COMMON STOCKS -- 56.1%
              AEROSPACE & DEFENSE -- 0.4%
     63,000   Boeing Co....................... $    6,213,375
              AUTOMOTIVE EQUIPMENT &
              MANUFACTURING -- 1.0%
    561,500   Chrysler Corp...................     16,845,000
              BANKS -- 5.0%
     16,600   AmSouth Bancorp.................        800,950
     50,000   Bancfirst Corp..................      1,462,500
    390,700   Bank of Boston Corp.............     26,176,900
    110,000   Barnett Banks, Inc..............      5,115,000
     93,375   BSB Bancorp, Inc................      2,836,266
     62,000   Cape Cod Bank & Trust Co........      1,674,000
     27,000   CB Bancshares, Inc..............        958,500
     92,500   Central Fidelity Banks, Inc.....      2,566,875
     97,000   Crestar Financial Corp..........      3,358,625
     80,138   First Chicago NBD Corp..........      4,337,469
      3,600   First Empire State Corp.........      1,152,000
    196,800   First of America Bank Corp......     11,758,800
      7,500   First Security Corp.............        240,938
     58,500   First Union Corp. **............      4,745,812
     70,801   Hibernia Corp. Cl. A............        929,263
     25,000   Mississippi Valley Bancshares,
              Inc.............................      1,062,500
     66,150   Peoples Heritage Financial
              Group...........................      2,034,112
    102,000   Seacoast Banking Corp.
              of Florida Cl. A................      2,881,500
    114,100   Standard Federal
              Bancorporation..................      6,617,800
     65,000   U.S. Trust Corp.................      2,730,000
                                                   83,439,810
              BANKS & THRIFTS -- 0.2%
     80,000   Webster Financial Corp..........      2,810,000
              BUILDING, CONSTRUCTION &
              FURNISHINGS -- 0.8%
    122,800   Armstrong World Industries,
              Inc.............................      7,951,300
    149,300   Continental Homes Holding
              Corp............................      2,482,113
     20,000*  M/I Schottenstein Homes, Inc....        205,000
    264,000*  Pacific Greystone Corp..........      3,300,000
                                                   13,938,413
              BUSINESS EQUIPMENT & SERVICES --
              0.9%
     82,000   International Business Machines
              Corp............................     11,264,750
     50,000   Lucent Technologies, Inc........      2,637,500
  SHARES                                           VALUE

               BUSINESS EQUIPMENT & SERVICES -- CONTINUED

     10,000*  Policy Management Systems
              Corp............................ $      436,250
     25,200   Wackenhut Corp. (The)
              Series B........................        359,100
                                                   14,697,600
              CHEMICAL & AGRICULTURAL
              PRODUCTS -- 3.7%
     90,000   A. Schulman, Inc................      1,710,000
     30,000   Air Products & Chemicals, Inc...      2,036,250
    283,000   Du Pont (E. I.) De Nemours......     29,998,000
     70,000   Grace (W.R.) & Co...............      3,316,250
     40,000   H.B. Fuller Co..................      1,950,000
    201,500   Monsanto Co.....................      7,707,375
    170,000   Morton International............      7,182,500
     75,000   Nalco Chemical Co...............      2,803,125
     58,000   Pioneer Hi-Bred International,
              Inc.............................      3,646,750
     20,000   Praxair, Inc....................        897,500
                                                   61,247,750
              COMMUNICATION SYSTEMS &
              SERVICES -- 0.2%
     70,000*  Cisco Systems, Inc..............      3,368,750
              CONSUMER PRODUCTS & SERVICES --
              3.4%
     40,000   American Greetings Corp.
              Cl. A...........................      1,277,500
     95,000   Black & Decker Corp.............      3,051,875
     20,000*  Broderbund Software, Inc........        437,500
     25,642*  Consolidated Products, Inc......        400,656
    120,000   CPC International, Inc..........      9,840,000
     75,000   General Motors Corp.............      4,153,125
    148,800   Goodyear Tire & Rubber Co.
              (The)...........................      7,774,800
     95,000   H. & R. Block, Inc..............      2,790,625
    178,800   International Flavors &
              Fragrances, Inc.................      7,822,500
     50,000   Kimberly-Clark Corp.............      4,968,750
     50,100*  Nautica Enterprises, Inc........      1,258,763
     85,400   Procter & Gamble Co. (The)......      9,821,000
     78,500   Tupperware Corp.................      2,629,750
                                                   56,226,844
              DIVERSIFIED COMPANIES -- 1.8%
      8,000   Cooper Industries, Inc..........        347,000
    222,400   General Electric Co.............     22,073,200

                                                                              33

                           EVERGREEN FOUNDATION FUND
(photo of column)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997

  SHARES                                           VALUE
COMMON STOCKS -- CONTINUED
               DIVERSIFIED COMPANIES -- CONTINUED
    120,800   PPG Industries, Inc............. $    6,523,200
     30,000   Western Atlas Incorporated......      1,818,750
                                                   30,762,150
              ELECTRICAL EQUIPMENT &
              SERVICES -- 0.4%
    173,400   AMP, Inc........................      5,960,625
     10,000*  KLA Instruments Corp............        365,000
                                                    6,325,625
              ENERGY -- 1.6%
     35,000   Amoco Corp......................      3,031,875
     22,000   Consolidated Natural Gas Co.....      1,108,250
    282,400   Equitable Resources, Inc........      8,648,500
     50,500   Exxon Corp......................      5,441,375
     45,300   Mobil Corp......................      5,917,312
     43,103   Seitel, Inc.....................      1,524,769
     33,877   Union Pacific Resource Group,
              Inc.............................        906,210
                                                   26,578,291
              FINANCE & INSURANCE -- 8.6%
     10,668   Aetna, Inc......................        916,115
    120,000   Allstate Corp. (The)............      7,125,000
     55,300   AMBAC, Inc......................      3,566,850
     93,450   American International Group,
              Inc.............................     10,968,694
    169,000   Beneficial Corp.................     10,921,625
    148,350   Countrywide Credit Industries,
              Inc.............................      3,671,662
     95,000*  Degeorge Financial Corp.........        123,203
     20,000   FBL Financial Group, Inc........        520,000
     40,000   Federal Home Loan Mortgage
              Corp............................      1,090,000
    788,000   Federal National Mortgage
              Association.....................     28,466,500
     38,600   Hartford Steam Boiler Inspection
              & Insurance Co. (The)...........      1,727,350
     70,000   John Alden Financial Corp.......      1,172,500
    130,000   John Nuveen Co. (The), Cl. A....      3,851,250
    195,700   Marsh & McLennan Co., Inc.......     22,163,025
    100,700   Merrill Lynch & Co., Inc........      8,647,612
    165,100   MGIC Investment Corp............     11,680,825
    155,000   NAC RE Corp.....................      5,521,875
    100,000*  Nationwide Financial Services
              Incorporated....................      2,575,000
    235,000   North American Mortgage Co......      4,788,125
     35,000   Ohio Casualty Corp..............      1,439,375
     80,300   Raymond James Financial, Inc....      2,539,488
  SHARES                                           VALUE

               FINANCE & INSURANCE -- CONTINUED

    203,300   Wilmington Trust Corp........... $    8,640,250
                                                  142,116,324
              FOOD & BEVERAGE PRODUCTS -- 0.1%
     30,000   Pepsico, Inc....................        978,750
              FOREST PRODUCTS -- 0.4%
     88,000   Union Camp Corp.................      4,147,000
     50,000   Willamette Industries, Inc......      3,125,000
                                                    7,272,000
              HEALTHCARE PRODUCTS &
              SERVICES -- 6.2%
    185,700   Abbott Laboratories.............     10,422,412
     54,000   Alza Corp.......................      1,485,000
      1,750*  Alza Corp. Warrants $65.00
              Expiring 12/31/1999.............            273
    140,000   American Home Products Corp.....      8,400,000
    100,000   Bristol-Myers Squibb Co.........      5,900,000
    180,900   Columbia / HCA Healthcare
              Corp............................      6,082,763
     23,000*  Covance, Inc....................        370,875
     34,275   Guidant Corp....................      2,107,913
    102,800   Johnson & Johnson...............      5,435,550
    221,262   Lilly (Eli) & Co................     18,198,799
     65,000*  Lincare Holdings, Inc...........      2,681,250
    100,000*  Living Centers of America,
              Inc.............................      3,450,000
     80,000   McKesson Corp...................      5,120,000
    151,750*  MedPartners, Inc................      3,224,688
     60,800   Medtronic, Inc..................      3,784,800
    167,758   Merck & Co., Inc................     14,133,611
     47,000   Pfizer, Inc.....................      3,953,875
     11,500*  Quest Diagnostics, Inc..........        171,063
     66,000   Schering-Plough Corp............      4,801,500
      9,200   Shared Medical System Corp......        427,800
     44,900   Superior Surgical Manufacturing
              Co., Inc........................        583,700
      1,750*  Therapeutic Discovery Corp......         19,250
     15,000   Warner-Lambert Co...............      1,297,500
                                                  102,052,622
              INDUSTRIAL SPECIALTY PRODUCTS &
              SERVICES -- 2.6%
     65,000   Applied Power, Inc..............      2,730,000
     10,000   Bemis, Inc......................        400,000
    107,000   Corning, Inc....................      4,748,125
    200,000   Deere & Co......................      8,700,000

34

                           EVERGREEN FOUNDATION FUND
(photo of column)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997

  SHARES                                           VALUE
COMMON STOCKS -- CONTINUED
               INDUSTRIAL SPECIALTY PRODUCTS & SERVICES -- CONTINUED
     20,000   Genuine Parts Company........... $      932,500
     20,000   Parker Hannifair Corp...........        855,000
    110,700   PHH Corp........................      5,106,037
    172,000   Snap-on, Inc....................      6,665,000
      6,000*  Strattec Security Corp..........        105,000
    183,900   Timken Co. (The)................      9,838,650
     50,000   Trinity Industries, Inc.........      1,518,750
     30,000*  UCAR International, Inc.........      1,188,750
                                                   42,787,812
              INFORMATION SERVICES &
              TECHNOLOGY -- 6.2%
     25,000   Computer Associates
              International, Inc..............        971,875
    450,800   Hewlett-Packard Co..............     24,005,100
    340,800   Intel Corp......................     47,413,800
     70,000*  Intel Corp. warrants
              $41.75-expiring 3/14/98.........      6,938,750
    183,800*  Microsoft Corp..................     16,852,162
    224,000*  Sun Microsystems, Inc...........      6,468,000
                                                  102,649,687
              OTHER -- 0.0% (A)
     10,000   Premark International, Inc......        198,750
              PUBLISHING, BROADCASTING &
              ENTERTAINMENT -- 0.6%
     30,000   Belo (A.H.) Corp., Series A.....      1,110,000
     20,000*  Cox Communications, Inc., Class
              A...............................        412,500
     50,993   Disney Walt Co. (The)...........      3,722,489
     20,000   Gaylord Entertainment Co.
              Cl.A............................        430,000
      2,500*  Lin Television Corp.............         90,625
     65,000   Time Warner, Inc................      2,811,250
      3,000   Washington Post Co. (The).......      1,032,000
                                                    9,608,864
              REAL ESTATE -- 5.6%
     30,000*  Alexander's, Inc................      2,077,500
     23,400   Arbor Property Trust REIT.......        160,875
     50,000   Bay Apartment Communities, Inc.
              REIT............................      1,793,750
     50,009   Bradley Real Estate, Inc. REIT..        956,422
    125,000   Cali Realty Corp. REIT..........      4,000,000
    270,400*  Capstead Mortgage Corp. REIT....      5,509,400
    111,900   CarrAmerica Realty Corp. REIT...      3,440,925
     40,000   Chelsea GCA Realty, Inc. REIT...      1,435,000
  SHARES                                           VALUE

               REAL ESTATE -- CONTINUED

    184,900   Columbus Realty Trust REIT...... $    3,721,112
    280,000   Crescent Real Estate Equities,
              Inc. REIT.......................      7,490,000
    305,300   Crown American Realty Trust
              REIT............................      2,366,075
     50,300   CWM Mortgage Holdings, Inc......        974,563
    105,200   Essex Property Trust, Inc.
              REIT............................      3,142,850
     83,000   Evans Withycombe Residential,
              Inc. REIT.......................      1,711,875
    165,000   FAC Realty, Inc.................        948,750
     90,000   FelCor Suite Hotels, Inc. REIT..      3,307,500
    100,200   Gables Residential Trust REIT...      2,555,100
    174,000   Glimcher Realty Trust REIT......      3,327,750
     28,000   Highwoods Properties, Inc.
              REIT............................        938,000
     14,076*  Homestead Village Properties,
              Inc.............................        237,532
      9,443*  Homestead Village Properties,
              Inc. Warrants $10.00
              Expiring 10/29/97...............         68,462
    363,216   Horizon Group, Inc. REIT........      4,676,406
    142,000   Kranzco Realty Trust REIT.......      2,254,250
     15,000   Liberty Property Trust REIT.....        367,500
     72,000   Marriott International, Inc.....      3,582,000
     38,100   Oasis Residential, Inc. REIT....        857,250
     40,000   Patriot American Hospitality,
              Inc. REIT.......................        970,000
    130,000   Post Property, Inc. REIT........      4,956,250
    100,000   Prentiss Properties Trust REIT..      2,537,500
     90,000   Public Storage, Inc. REIT.......      2,610,000
     70,416   Security Capital Industrial
              Trust REIT......................      1,469,934
    111,992   Security Capital Pacific Trust
              REIT............................      2,729,805
    100,000   Sovran Self Storage, Inc........      3,075,000
     70,000   Spieker Properties, Inc. REIT...      2,730,000
    147,750   Starwood Lodging Trust REIT.....      5,762,250
     22,700   Storage USA, Inc. REIT..........        837,063
     45,000   Sunstone Hotel Investors, Inc.
              REIT............................        590,625
     57,900   Tanger Factory Outlet Centers,
              Inc. REIT.......................      1,519,875
     25,000   Urban Shopping Centers, Inc.
              REIT............................        750,000
                                                   92,439,149

                                                                              35

                           EVERGREEN FOUNDATION FUND
(photo of column)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997

  SHARES                                           VALUE
COMMON STOCKS -- CONTINUED
              RETAILING & WHOLESALE -- 2.0%
    216,511   Avnet, Inc...................... $   12,205,808
     30,000   Fingerhut Companies, Inc........        420,000
     50,000   Home Depot, Inc. (The)..........      2,675,000
     25,000   J. C. Penney Co., Inc...........      1,190,625
    133,000   Lowe's Companies., Inc..........      4,970,875
    195,600   Mercantile Stores Co., Inc......      9,070,950
     70,000   Wyle Electronics................      2,353,750
                                                   32,887,008
              TEXTILE & APPAREL -- 0.1%
     20,000   V. F. Corp......................      1,337,500
              TRANSPORTATION -- 1.0%
     35,000   Burlington Northern Santa Fe....      2,590,000
     34,000   Caliber System, Inc.............        901,000
     61,172   Conrail, Inc....................      6,897,143
     20,000   KLM Royal Dutch Air Lines.......        572,500
     30,000   Pittston Brink's Group..........        757,500
     17,000   Roadway Express, Inc............        329,375
     80,000   Union Pacific Corp..............      4,540,000
                                                   16,587,518
              UTILITIES -- ELECTRIC -- 0.4%
     20,000   Central Hudson Gas & Electric
              Corp............................        657,500
    100,000   Long Island Lighting Co.........      2,400,000
     40,000   PP&L Resources, Inc.............        810,000
    100,000   Public Service Enterprise Group,
              Inc.............................      2,625,000
     32,000   TNP Enterprises, Inc............        684,000
                                                    7,176,500
              UTILITIES -- TELEPHONE -- 2.9%
     98,333*  360 Communications Co...........      1,696,244
     30,000*  AirTouch Communications.........        690,000
     10,000   AT&T Corp.......................        347,500
    150,000   Bell Atlantic Corp..............      9,131,250
    323,800   Frontier Corp...................      5,787,925
    325,000   GTE Corp........................     15,153,125
     30,000   NYNEX Corp......................      1,368,750
    301,000   Sprint Corp.....................     13,695,500
                                                   47,870,294
                TOTAL COMMON STOCKS
                   (COST $711,979,391)........    928,416,386
  SHARES                                           VALUE
PREFERRED STOCKS -- 0.3%
              INDUSTRIAL SPECIALTY PRODUCTS &
              SERVICES -- 0.3%
     50,000   Qualcomm Financial Trust I,
              144A............................ $    2,487,500
    115,000*  Worthington Industries, Inc.....      1,840,000
                                                    4,327,500
                TOTAL PREFERRED STOCKS
                   (COST $4,282,500)..........      4,327,500
CONVERTIBLE PREFERRED STOCKS -- 0.7%
              ELECTRICAL EQUIPMENT &
              SERVICES -- 0.1%
    100,000   Westinghouse Electric Corp.,
              144A, $1.30, Series C, PEPS.....      1,638,000
              FINANCE & INSURANCE -- 0.0% (A)
      3,557   Aetna, Inc.
              6.25%, Class A..................        292,563
              METAL PRODUCTS & SERVICES --
              0.3%
    100,000   Timet Capital Trust I, 144A
              6.625%, BUCS....................      4,688,000
              REAL ESTATE -- 0.3%
    115,000   First Union Real Estate Equity &
              Mortgage Investments
              Series A........................      5,117,500
                TOTAL CONVERTIBLE PREFERRED
                   STOCKS
                   (COST $9,480,605)..........     11,736,063
 PRINCIPAL
  AMOUNT
CONVERTIBLE DEBENTURES -- 0.3%
              BUILDING, CONSTRUCTION &
              FURNISHINGS -- 0.1%
$   500,000   Engle Homes, Inc.
              7.00%, 3/1/03...................        457,500
    500,000   Home Depot, Inc. (The)
              3.25%, 10/1/01..................        500,000
                                                      957,500
              HEALTHCARE PRODUCTS & SERVICES--
              0.0% (A)
    750,000   Maxxim Medical, Inc.
              6.75%, 3/1/03...................        757,500
              INDUSTRIAL SPECIALTY PRODUCTS &
              SERVICES -- 0.1%
  2,000,000   Robbins & Myers, Inc.
              6.50%, 9/1/03...................      2,325,000

36

                           EVERGREEN FOUNDATION FUND
(photo of column)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997

 PRINCIPAL
  AMOUNT                                           VALUE
CONVERTIBLE DEBENTURES -- CONTINUED
              NATURAL GAS -- 0.1%
$ 1,328,000   Consolidated Natural Gas Co.
              7.25%, 12/15/15................. $    1,371,160
                TOTAL CONVERTIBLE DEBENTURES
                   (COST $5,284,665)..........      5,411,160
U.S. GOVERNMENT & AGENCY
OBLIGATIONS -- 32.8%
              GOVERNMENT AGENCY NOTES &
              BONDS -- 1.1%
  1,000,000   Federal National Mortgage Assn.
              8.10%, 8/12/19..................      1,067,378
              Tennessee Valley Authority
  8,000,000   7.25%, 7/15/43..................      7,502,520
 10,000,000   7.85%, 6/15/44, Series A........      9,829,650
                                                   18,399,548
              TREASURY BONDS & NOTES -- 31.7%
              U.S. Treasury Bonds
 30,000,000   8.375%, 8/15/08.................     32,259,360
  7,000,000   10.00%, 5/15/10.................      8,262,184
  1,000,000   10.625%, 8/15/15................      1,346,562
 49,000,000   7.25%, 5/15/16..................     49,183,750
 50,000,000   8.125%, 8/15/19.................     54,843,750
 10,000,000   8.50%, 2/15/20..................     11,390,620
 25,000,000   8.125%, 5/15/21.................     27,484,375
 10,000,000   8.00%, 11/15/21.................     10,859,370
  7,000,000   7.625%, 11/15/22................      7,312,809
125,000,000   7.125%, 2/15/23.................    123,398,375
150,000,000   6.25%, 8/15/23..................    132,843,750
              U.S. Treasury Notes
 30,000,000   5.75%, 8/15/03..................     28,312,500
 13,000,000   7.25%, 5/15/04..................     13,260,000
  8,000,000   7.25%, 8/15/04..................      8,157,496
 15,000,000   6.50%, 8/15/05..................     14,582,805
                                                  523,497,706
              TOTAL U.S. GOVERNMENT &
              AGENCY OBLIGATIONS
              (COST $578,814,301).............    541,897,254
SHORT-TERM INVESTMENTS -- 9.2%
              COMMERCIAL PAPER -- 9.2%
    250,000   American Home Products, Inc.
              5.27%, 4/4/97...................        249,890
  2,000,000   B.I. Funding, Inc.
              5.28%, 4/16/97..................      1,995,600
 PRINCIPAL
  AMOUNT                                           VALUE

               COMMERCIAL PAPER -- CONTINUED

              Bell Atlantic Financial
              Services, Inc.
$ 3,200,000   5.30%, 4/16/97.................. $    3,192,933
  1,900,000   5.52%, 4/30/97..................      1,891,552
  5,000,000   Columbia/HCA
              Healthcare Corp.
              5.52%, 5/9/97...................      4,970,867
  5,200,000   Corporate Asset Funding
              5.26%, 4/2/97...................      5,199,240
 21,700,000   Federal Home Loan Bank
              Consolidated Discount Note
              5.48%, 5/7/97...................     21,581,084
 20,800,000   Federal National Mortgage
              Association
              5.20%, 4/10/97..................     20,772,960
  5,400,000   Finova Capital Corp.
              5.32%, 4/10/97..................      5,392,818
  7,000,000   Frigate Funding Corporation
              5.29%, 4/15/97..................      6,985,599
  3,100,000   Great Lakes Chemical Corp.
              5.32%, 4/25/97..................      3,089,005
 10,000,000   Guardian Industries Corp.
              5.38%, 5/15/97..................      9,934,244
  1,000,000   Hercules, Inc.
              5.39%, 4/11/97..................        998,503
 10,800,000   International Lease
              Finance Corp.
              5.26%, 4/8/97...................     10,788,954
              National Rural Utilities
              Cooperative Finance Corp.
  1,900,000   5.33%, 4/22/97..................      1,894,093
 20,000,000   5.51%, 5/16/97..................     19,862,250
  3,350,000   Norfolk Southern Corp.
              5.27%, 4/24/97..................      3,338,721
    350,000   PHH Corp.
              5.32%, 4/7/97...................        349,690
  1,200,000   Transamerica Corp.
              5.32%, 4/30/97..................      1,194,857
 16,250,000   Transamerica Finance Corporation
              Discount Notes
              5.40%, 5/8/97...................     16,159,813
  9,150,000   Virginia Electric & Power Co.
              5.36%, 5/7/97...................      9,100,956
  3,750,000   Xerox Credit Corp.
              5.30%, 4/21/97..................      3,738,958
                                                  152,682,587

                                                                              37

                           EVERGREEN FOUNDATION FUND
(photo of column)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997

                                                   VALUE
SHORT-TERM INVESTMENTS -- CONTINUED
                TOTAL SHORT-TERM INVESTMENTS
                   (COST $152,682,587)........ $  152,682,587

              TOTAL INVESTMENTS --
              (COST
              $1,462,524,049)........  99.4%    1,644,470,950
              OTHER ASSETS AND
              LIABILITIES -- NET.....   0.6        10,219,897
              NET ASSETS............. 100.0%   $1,654,690,847

(a) Less than one tenth of one percent.
 * Non-income producing securities.
** At March 31, 1997 and December 31, 1996 the Fund owned 58,500 shares of common stock of First Union Corp. at a cost of $2,358,441. During the period ended March 31, 1997 and year ended December 31, 1996 the Fund earned $33,930 and $128,700, respectively, in dividend income from this investment. These shares were acquired by the Fund prior to the acquisition of the investment adviser and Lieber & Company by First Union.
BUCS -- Beneficial Unsecured Convertible Securities
REIT -- Real Estate Investment Trust
PEPS -- Participating Equity Preferred Shares
144A -- Rule 144A Securities are restricted as to resale to qualified institutional investors
See accompanying notes to financial statements.
38

                           EVERGREEN FOUNDATION FUND
(photo of column)
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997

ASSETS:
   Investments at value (identified cost $1,462,524,049).......................................................  $1,644,470,950
   Cash........................................................................................................         258,004
   Receivable for investment securities sold...................................................................       1,489,561
   Receivable for Fund shares sold.............................................................................       5,879,723
   Dividends and interest receivable...........................................................................       9,125,885
   Prepaid expenses............................................................................................          73,163
      Total assets.............................................................................................   1,661,297,286
LIABILITIES:
   Payable for investment securities purchased.................................................................       1,795,121
   Payable for Fund shares repurchased.........................................................................       2,099,542
   Advisory fee payable........................................................................................       1,131,671
   Distribution fee payable....................................................................................         889,118
   Accrued expenses............................................................................................         690,987
      Total liabilities........................................................................................       6,606,439
NET ASSETS.....................................................................................................  $1,654,690,847
NET ASSETS CONSISTS OF:
   Paid-in capital.............................................................................................  $1,455,322,214
   Undistributed net investment income.........................................................................         441,087
   Accumulated net realized gain on investment transactions....................................................      16,980,645
   Net unrealized appreciation of investments..................................................................     181,946,901
      Net assets...............................................................................................  $1,654,690,847
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A shares ($219,562,289 (divided by) 13,720,729 shares of beneficial interest outstanding).............  $        16.00
   Sales charge -- 4.75% of offering price.....................................................................             .80
      Maximum offering price...................................................................................  $        16.80
   Class B shares ($605,654,063 (divided by) 37,994,888 shares of beneficial interest outstanding).............  $        15.94
   Class C shares ($27,831,125 (divided by) 1,746,457 shares of beneficial interest outstanding)...............  $        15.94
   Class Y shares ($801,643,370 (divided by) 50,044,581 shares of beneficial interest outstanding).............  $        16.02

See accompanying notes to financial statements.
                                                                              39

                           EVERGREEN FOUNDATION FUND
(photo of column)
                            STATEMENTS OF OPERATIONS

                                                                                                THREE MONTHS
                                                                                                   ENDED        YEAR ENDED
                                                                                                 MARCH 31,     DECEMBER 31,
                                                                                                    1997           1996
INVESTMENT INCOME:
   Dividends..................................................................................  $  5,372,277   $ 15,724,373
   Interest...................................................................................    11,448,392     48,429,872
      Total investment income.................................................................    16,820,669     64,154,245
EXPENSES:
   Advisory fee...............................................................................  $  3,246,270   $ 11,140,780
   Distribution fee -- Class A Shares.........................................................       135,502        414,289
   Distribution fee -- Class B Shares.........................................................     1,113,659      3,487,899
   Shareholder services fee -- Class B Shares.................................................       371,220      1,162,633
   Distribution fee -- Class C Shares.........................................................        51,839        152,488
   Shareholder services fee -- Class C Shares.................................................        17,280         50,829
   Registration and filing fees...............................................................       106,200        408,920
   Custodian fee..............................................................................        96,558        365,915
   Transfer agent fee.........................................................................       424,194      1,331,778
   Professional fees..........................................................................        21,182         81,041
   Reports and notices to shareholders........................................................       220,700        294,100
   Insurance..................................................................................         4,832         41,820
   Trustees' fees and expenses................................................................         3,240          7,176
   Miscellaneous..............................................................................        12,582         21,600
      Total expenses..........................................................................     5,825,258     18,961,268
Net investment income.........................................................................    10,995,411     45,192,977
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investment transactions...............................................     7,808,618     21,629,530
   Net change in unrealized appreciation (depreciation) of investments........................   (22,555,700)    96,176,448
Net realized and unrealized gain (loss) on investments........................................   (14,747,082)   117,805,978
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...............................  $ (3,751,671)  $162,998,955

See accompanying notes to financial statements.
40

                          EVERGREEN FOUNDATION FUND
(photo of column)
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                 THREE MONTHS ENDED       YEAR ENDED DECEMBER 31,
                                                                   MARCH 31, 1997          1996             1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income.......................................    $   10,995,411     $   45,192,977   $   22,897,807
   Net realized gain on investment transactions................         7,808,618         21,629,530        9,385,074
   Net change in unrealized appreciation (depreciation) of
      investments..............................................       (22,555,700)        96,176,448      121,111,375
         Net increase (decrease) in net assets resulting from
            operations.........................................        (3,751,671)       162,998,955      153,394,256
DISTRIBUTIONS TO SHAREHOLDERS:
   FROM NET INVESTMENT INCOME:
   Class A Shares..............................................        (1,460,563)        (5,718,718)      (1,908,188)
   Class B Shares..............................................        (3,012,553)       (12,786,120)      (4,488,521)
   Class C Shares..............................................          (138,668)          (568,120)        (170,820)
   Class Y Shares..............................................        (5,968,305)       (26,366,104)     (16,164,235)
         Total distributions from net investment income........       (10,580,089)       (45,439,062)     (22,731,764)
   FROM NET REALIZED GAINS ON INVESTMENTS:
   Class A Shares..............................................                --         (1,819,496)        (993,303)
   Class B Shares..............................................                --         (5,077,907)      (2,824,116)
   Class C Shares..............................................                --           (231,947)        (113,415)
   Class Y Shares..............................................                --         (7,335,097)      (7,827,124)
      Total distributions from net realized gains on
         investments...........................................                --        (14,464,447)     (11,757,958)
         Total distributions to shareholders...................       (10,580,089)       (59,903,509)     (34,489,722)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold...................................       124,109,877        717,070,601      652,779,207
   Proceeds from reinvestment of distributions.................         9,578,914         55,523,207       32,843,419
   Payment for shares redeemed.................................       (76,822,274)      (301,222,020)     (98,358,101)
      Net increase resulting from Fund share transactions......        56,866,517        471,371,788      587,264,525
         Net increase in net assets............................        42,534,757        574,467,234      706,169,059
NET ASSETS:
   Beginning of period.........................................     1,612,156,090      1,037,688,856      331,519,797
   End of period (including undistributed net investment income
      of $441,087, $25,764, and $271,849, respectively)........    $1,654,690,847     $1,612,156,090   $1,037,688,856

See accompanying notes to financial statements.
                                                                              41

                          EVERGREEN FOUNDATION FUND --
                              CLASS A AND B SHARES
(photo of column)
                              FINANCIAL HIGHLIGHTS

                                                                                       CLASS A                     CLASS B
                                                                              THREE                            THREE       YEAR
                                                                             MONTHS                           MONTHS      ENDED
                                                                              ENDED         YEAR ENDED         ENDED      DECEMBER
                                                                            MARCH 31,      DECEMBER 31,      MARCH 31,    31,
                                                                             1997**       1996     1995*      1997**       1996
PER SHARE DATA:
Net asset value, beginning of period.....................................     $16.13     $15.12    $12.24      $16.07     $15.07
Income (loss) from investment operations:
 Net investment income...................................................        .12        .50       .44         .09        .40
 Net realized and unrealized gain (loss) on investments..................       (.13)      1.16      3.14        (.13)      1.15
    Total from investment operations.....................................       (.01)      1.66      3.58        (.04)      1.55
Less distributions to shareholders from:
 Net investment income...................................................       (.12)      (.50)     (.47)       (.09)      (.40)
 Net realized gain on investments........................................         --       (.15)     (.23)         --       (.15)
    Total distributions..................................................       (.12)      (.65)     (.70)       (.09)      (.55)
Net asset value, end of period...........................................     $16.00     $16.13    $15.12      $15.94     $16.07
TOTAL RETURN+............................................................       (.2%)     11.3%     29.7%        (.3%)     10.5%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of period (in millions).................................       $220       $206      $107        $606       $570
Ratios to average net assets:
 Expenses................................................................      1.25%++    1.24%     1.33%#++    2.00%++    1.99%
 Net investment income...................................................      2.83%++    3.39%     3.73%#++    2.07%++    2.64%
Portfolio turnover rate..................................................         2%        10%       28%          2%        10%
Average commission rate paid per share...................................     $.0670     $.0649       N/A      $.0670     $.0649

                                                                           1995*
PER SHARE DATA:
Net asset value, beginning of period.....................................  $12.24
Income (loss) from investment operations:
 Net investment income...................................................     .36
 Net realized and unrealized gain (loss) on investments..................    3.09
    Total from investment operations.....................................    3.45
Less distributions to shareholders from:
 Net investment income...................................................    (.39)
 Net realized gain on investments........................................    (.23)
    Total distributions..................................................    (.62)
Net asset value, end of period...........................................  $15.07
TOTAL RETURN+............................................................   28.7%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of period (in millions).................................    $296
Ratios to average net assets:
 Expenses................................................................   2.07%++
 Net investment income...................................................   2.99%++
Portfolio turnover rate..................................................     28%
Average commission rate paid per share...................................     N/A

* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income to average net assets would have been the following:

                                                                             CLASS A
                                                                            YEAR ENDED
                                                                           DECEMBER 31,
                                                                              1995*
Expenses................................................................        1.34%
Net investment income...................................................        3.72%

See accompanying notes to financial statements.
42

                          EVERGREEN FOUNDATION FUND --
                              CLASS C AND Y SHARES
(photo of column)
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                            CLASS C                                 CLASS Y
                                                 THREE MONTHS                    THREE MONTHS
                                                    ENDED         YEAR ENDED        ENDED
                                                  MARCH 31,      DECEMBER 31,     MARCH 31,        YEAR ENDED DECEMBER 31,
                                                    1997**      1996     1995*      1997**      1996    1995    1994     1993
PER SHARE DATA:
Net asset value, beginning of period............    $16.06     $15.07    $12.24     $16.14     $15.13  $12.27   $13.12   $11.98
Income (loss) from investment operations:
  Net investment income.........................       .09        .40       .34        .13        .54     .51      .42      .31
  Net realized and unrealized gain (loss) on
    investments.................................      (.13)      1.14      3.09       (.13)      1.16    3.07     (.57)    1.55
    Total from investment operations............      (.04)      1.54      3.43         --       1.70    3.58     (.15)    1.86
Less distributions to shareholders from:
  Net investment income.........................      (.08)      (.40)     (.37)      (.12)      (.54)   (.49)    (.42)    (.31)
  Net realized gain on investments..............        --       (.15)     (.23)        --       (.15)   (.23)    (.28)    (.41)
    Total distributions.........................      (.08)      (.55)     (.60)      (.12)      (.69)   (.72)    (.70)    (.72)
Net asset value, end of period..................    $15.94     $16.06    $15.07     $16.02     $16.14  $15.13   $12.27   $13.12
TOTAL RETURN+...................................      (.3%)     10.4%     28.5%       0.0%      11.5%   29.7%   (1.1)%    15.7%
RATIOS & SUPPLEMENTAL DATA:
  Net assets, end of period (in millions).......       $28        $27       $11       $802       $809    $623     $332     $240
Ratios to average net assets:
  Expenses......................................     2.00%++    1.99%     2.23%#++     1.00%+   0.99%   1.07%    1.14%    1.20%
  Net investment income.........................     2.07%++    2.64%     2.83%#++     3.07%+   3.64%   3.89%    3.51%    2.81%
Portfolio turnover rate.........................        2%        10%       28%         2%        10%     28%      33%      60%
Average commission rate paid per share..........    $.0670     $.0649       N/A     $.0670     $.0649     N/A      N/A      N/A

                                                   1992
PER SHARE DATA:
Net asset value, beginning of period............   $10.75
Income (loss) from investment operations:
  Net investment income.........................      .27
  Net realized and unrealized gain (loss) on
    investments.................................     1.83
    Total from investment operations............     2.10
Less distributions to shareholders from:
  Net investment income.........................     (.24)
  Net realized gain on investments..............     (.63)
    Total distributions.........................     (.87)
Net asset value, end of period..................   $11.98
TOTAL RETURN+...................................    20.0%
RATIOS & SUPPLEMENTAL DATA:
  Net assets, end of period (in millions).......      $64
Ratios to average net assets:
  Expenses......................................    1.40%#
  Net investment income.........................    2.93%#
Portfolio turnover rate.........................     127%
Average commission rate paid per share..........      N/A

* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income to average net assets would have been the following:

                                                          CLASS C                CLASS Y
                                                         YEAR ENDED             YEAR ENDED
                                                     DECEMBER 31, 1995*     DECEMBER 31, 1992
Expenses.........................................            2.37%                  1.43%
Net investment income............................            2.69%                  2.90%

     See accompanying notes to financial statements.
                                                                              43

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
(photo of dam)
A REPORT FROM YOUR
PORTFOLIO MANAGERS
STEPHEN A. LIEBER
JAMES T. COLBY, III
   Evergreen Tax Strategic Foundation Fund's fiscal year-end
was changed from December 31, to March 31. Evergreen Tax
Strategic Foundation Fund (Class Y, no-load shares) provided a (photo of Stephen
total return of 1.0%* for the three months ended March 31,       A. Lieber)
1997. The Fund's twelve-month total return ended March 31, was
16.1%. Since its inception on November 2, 1993, the Fund         (photo of James
(Class Y shares) has provided a 14.7% average annual total        T. Colby, III)
return through March 31. The Fund retained its focus on
tax-efficiency. For each $10,000 invested in the Fund (Class Y shares) on December 31, 1995, the overall return for calendar
1996 was $1,577, and the tax liability would be $94** for
investors in the 36% ordinary income tax bracket and the 28%
capital gains tax bracket (without reference to any possible state tax payments). This small tax liability reflected both the tax exempt bond investments*** of the portfolio, and the concentration on strategies to reduce tax liability in the
half of the portfolio in equities. These strategies include
investment in companies with sizable share buy-back programs in lieu of dividends, tax-deferred dividend payments, and
transactions entered into to offset realized capital gains.
The three-month and twelve-month total returns ended March 31, for the Fund's Class A shares were -3.8% and 10.3%, respectively.
For the period since their inception on January 17, 1995, through
March 31, 1997, the Fund's Class A shares have provided an average annual total return of 15.9%. For each $10,000 invested in the
Fund's Class A shares on December 31, 1995, the overall return for calendar 1996 was $991 and the tax liability would be $88** for investors in the 36% ordinary income tax bracket and the 28% capital gains tax bracket (without reference to any possible state tax payments). (Please see page 46 for additional performance information.)
   The equity portfolio continued to power the Fund's performance despite the sharp down-turn in equity markets at the end of the quarter. During the quarter, equities provided a 2.7% return (exceeding the Standard & Poor's 500 Index+), while the fixed income sector resulted in a 0.6% loss.
   The top ten equity performers in the quarter ended March 31, were Kysor Industrial Corp., +40%; Chemfab Corp., +29.4%; adidas AG++, +28.8%; FPIC Insurance Group, Inc., +26.8%; Interchange Financial
FIGURES REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS.
  * PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. INVESTMENT RETURN, PRINCIPAL VALUE AND YIELD WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
    THE FUND ALSO OFFERS CLASS B SHARES WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, CLASS C SHARES WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR AFTER THE MONTH OF PURCHASE. PERFORMANCE FOR THESE CLASSES OF SHARES MAY BE DIFFERENT.
 ** TAX LIABILITY WOULD BE LOWER FOR INVESTORS IN LOWER TAX BRACKETS AND HIGHER
    FOR INVESTORS IN HIGHER TAX BRACKETS.
*** THIS INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES. SOME OF THIS INCOME MAY
    BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX FOR CERTAIN INVESTORS.
  + THE S&P 500 IS AN UNMANAGED INDEX OF COMMON STOCKS IN INDUSTRY,
    TRANSPORTATION, FINANCE, AND PUBLIC UTILITIES, DENOTING GENERAL MARKET PERFORMANCE AS MONITORED BY STANDARD & POOR'S CORP. AN INVESTMENT CAN NOT BE MADE IN AN INDEX.
 ++ INTERNATIONAL INVESTING MAY INVOLVE ADDITIONAL RISKS.
44

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
(photo of dam)
A REPORT FROM YOUR
PORTFOLIO MANAGERS -- (CONTINUED)
Services Corp., +23.7%; Williams Companies, Inc., +18.6%; Timken Co., +18.3%; WestPoint Stevens, Inc., +15.5%; Payless ShoeSource, Inc., +15.3%, and Marsh & McLennan Companies, Inc., +14.6%.
   Merger and acquisition events continued to provide significant gains in issues which were purchased as undervalued. The leader in this period was the aforementioned Kysor Industrial Corp., whose acquisition was completed on March
10. The benefits of broad-ranging investment research into undervalued companies were evident in the positive performance of the Fund's equity portfolio. The largest equity positions purchased during the quarter were in the shares of Westpoint Stevens, Inc., Amoco Corp., Nationwide Financial Services, Eli Lilly & Co., and Merrill Lynch & Co., Inc. With our active portfolio management policy, the Merrill Lynch & Co., Inc. shares were sold with a 25% gain during the quarter, and the Eli Lilly & Co. shares were repurchased during market weakness at the end of the quarter.
   The tax exempt portfolio consisted of insured or triple A rated bonds+++, generally of long duration, and short-term tax exempts used as cash equivalent investments. At the end of the quarter, 4.3% of the Fund's net assets were in tax exempt cash equivalents. The equity percentage of the portfolio continued substantially as at the beginning of the year, 43% of the Fund's net assets.
   Our anticipations are that the Fund will continue to benefit by our program of purchasing and holding undervalued small-to-medium size capitalization companies, and larger companies which either fall into temporary disfavor, or are engaged in programs to enhance their earnings power. Our bond market expectations are that rates will settle down at levels close to recent ones after Federal Reserve policy becomes clearer, with a reasonable probability of interest rate declines later in the year.
   Recent market volatility illustrates an increasingly selective trend in the markets, with a recognition that many issues had become fully valued, some overvalued, while others are ignored. The intensity of our search for undervalued growth opportunities should continue to produce significant gains notwithstanding a volatile and often uncertain market. The power of valuable corporate franchises, strong financials, vigorous research and marketing programs, and, above all, able managements, is evident in a great many companies which we regularly analyze and visit. We expect this research intensive effort to be rewarding in the months ahead with further likelihood of gains from re-valued growth trends, mergers and acquisitions, and profits generated through innovative leadership. We have carefully maintained sizable cash reserves to be able to buy shares on weakness, and have done so during each period of stock market uncertainty. The Fund's fixed income position continues to be concentrated in insured AAA rated tax exempt obligations which, we believe, will be benefited when the present period of anxiety over inflation potentials is past. The real returns of long-term Treasury bonds are currently approximately 5%, and we anticipate that when the Federal Reserve has made amply evident its program to slow the growth of the economy in order to reduce the risk of inflation, that inflation premium will decline and the Fund's primarily long-term bond position will rise in value. Our goal is capital growth and capital protection with a minimization of risk. We will continue to shape the Evergreen Tax Strategic Foundation Fund's strategy to these purposes. We thank our many existing shareholders and welcome the many new shareholders who have joined us in this year.
+++ INSURED AS TO PAYMENT OF PRINCIPAL AND INTEREST. THE FUND ITSELF IS NOT
    INSURED, NOR IS THE VALUE OF ITS SHARES GUARANTEED.
                                                                              45

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
(photo of dam)
RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN TAX STRATEGIC FOUNDATION FUND
     The graphs below compare a $10,000 investment in the Evergreen Tax Strategic Foundation Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the S&P 500 and the Lehman Municipal Bond Indexes ("Indexes").
(four graphs appear here, plot points are as follows:)
(customer to provide plot points)

Class A
1-Year Total Return=10.25%
Average Annual Compound
Return Since Inception=15.92%

Evergreen Tax Strategic Foundation Fund
S&P 500 Index
Lehman Brothers Municipal Bond Index
                                      1/27/95*  3/95  9/95  3/96  9/96  3/97

Class B
1-Year Total Return=10.02%
Average Annual Compound
Return Since Inception=17.07%

Evergreen Tax Strategic Foundation Fund
S&P 500 Index
Lehman Brothers Municipal Bond Index
                                    1/8/95*  3/95  9/95   3/96  9/96   3/97

Class C
1-Year Total Return=13.82%
Average Annual Compound
Return Since Inception=17.49%

Evergreen Tax Strategic Foundation Fund
S&P 500 Index
Lehman Brothers Municipal Bond Index
                                       3/3/95*  9/95  3/96   9/96  3/97

Class Y
1-Year Total Return=16.14%
Average Annual Compound
Return Since Inception=14.65%

Evergreen Tax Strategic Foundation Fund
S&P 500 Index
Lehman Brothers Municipal Bond Index
                                      11/2/93*  3/94  3/95  3/96  3/97

*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on March 31, 1997; (c) all recurring fees (including investment advisory fees) net of fee waivers and reimbursements were deducted; and (d) all dividends and distributions were reinvested.
     The Indexes are unmanaged and include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
46

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
(photo of dam)
                            STATEMENT OF INVESTMENTS
                                 MARCH 31, 1997

 SHARES                                              VALUE
 COMMON STOCK -- 42.7%
            BANKS -- 7.9%
  19,500    Bank of Boston Corp.................. $  1,306,500
  10,000    Barnett Banks, Inc...................      465,000
  26,250    Beverly Bancorporation, Inc..........      498,750
   7,000    Cape Cod Bank & Trust Co.............      189,000
   5,000    Comerica, Inc........................      281,875
   2,400    First Empire State Corp..............      768,000
  11,000    First of America Bank Corp...........      657,250
   1,500    First Union Corp. **.................      121,687
   1,100    Interchange Financial
            Services Corp........................       33,550
  20,000*   Nationwide Financial
            Services, Inc........................      515,000
  10,000    Seacoast Banking Corp. of
            Florida Cl. A........................      282,500
   4,837    SouthTrust Corp......................      174,737
  10,100    Standard Federal Bank Corp...........      585,800
                                                     5,879,649
            BUILDING, CONSTRUCTION &
            FURNISHINGS -- 1.1%
  25,000    Clayton Homes, Inc...................      318,750
  10,700    La-Z-Boy Inc.........................      366,475
  15,000*   Southern Energy Homes, Inc...........      155,625
                                                       840,850
            BUSINESS EQUIPMENT & SERVICES -- .9%
   3,000*   Cisco Systems, Inc...................      144,375
   2,000    International Business
            Machines Corp........................      274,750
   5,000    Lucent Technologies, Inc.............      263,750
                                                       682,875
            CHEMICALS & AGRICULTURAL
            PRODUCTS -- 1.0%
   2,000    Du Pont (E. I.) De Nemours...........      212,000
   2,000    MacDermid, Inc.......................       69,500
  11,000    Morton International, Inc............      464,750
                                                       746,250
            CONSUMER PRODUCTS & SERVICES -- 2.6%
  10,000    adidas AG ADS, 144A..................      551,250
   5,000    General Motors Corp..................      276,875
   8,000    International Flavors &
            Fragrances, Inc......................      350,000
   2,000*   National Processing, Inc.............       16,000
  10,500    Toro Co. (The).......................      357,000
   6,000    V. F. Corp...........................      401,250
                                                     1,952,375
 SHARES                                              VALUE

            DIVERSIFIED COMPANIES -- .8%
  11,000    Dover Corp........................... $    577,500
            ELECTRICAL EQUIPMENT
            & ELECTRONICS -- 5.6%
   6,000    AMP, Inc.............................      206,250
   6,000    Baldor Electric Co...................      150,750
   5,000*   Gateway 2000, Inc....................      256,250
  20,000    Harman International
            Industries, Inc......................      670,000
  18,000    Hewlett-Packard Co...................      958,500
  12,000    Intel Corp...........................    1,669,500
  11,800    Park Electrochemical Corp............      269,925
                                                     4,181,175
            ENERGY -- 1.5%
   5,000    Amoco Corp...........................      433,125
  10,000    Equitable Resources, Inc.............      306,250
   7,500    Williams Company, Inc. (The).........      333,750
                                                     1,073,125
            FINANCE & INSURANCE -- 4.4%
  10,000    Countrywide Credit
            Industries, Inc......................      247,500
   3,000    Enhance Financial Services
            Group, Inc...........................      118,500
  10,000    FBL Financial Group, Inc.............      260,000
  12,000    Federal National Mortgage
            Association..........................      433,500
  20,000*   FPIC Insurance Group, Inc............      342,500
   5,000    Legg Mason, Inc......................      211,250
   3,000    Marsh & McLennan Co., Inc............      339,750
  13,000    North American Mortgage Co...........      264,875
  13,000    PHH Corp.............................      599,625
  10,000    Wilmington Trust Corp................      425,000
                                                     3,242,500
            HEALTHCARE PRODUCTS &
            SERVICES -- 2.6%
   7,000    Abbott Laboratories..................      392,875
   4,000    American Home Products Corp..........      240,000
   2,000    Beckman Instruments, Inc.............       84,000
   8,250*   Bio-Rad Laboratories, Inc.
            Cl. A................................      210,375
   5,000    Lilly (Eli) & Co.....................      411,250
   5,000*   Lincare Holdings, Inc................      206,250
   3,000    Medtronic, Inc.......................      186,750
   5,000    Shared Medical System Corp...........      232,500
                                                     1,964,000

                                                                              47

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
(photo of dam)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997

 SHARES                                              VALUE
COMMON STOCK -- CONTINUED
            INDUSTRIAL SPECIALTY PRODUCTS &
            SERVICES -- 2.9%
   3,300    Applied Power, Inc. Class A.......... $    138,600
   5,000    Cadmus Communications Corp...........       70,625
   7,500*   Chemfab Corp.........................      135,938
   8,000    Fisher Scientific
            International, Inc...................      353,000
  10,000    Furon Co.............................      212,500
   9,900    Snap-on, Inc.........................      383,625
   8,000    Timken Co. (The).....................      428,000
  10,000*   UCAR International, Inc..............      396,250
                                                     2,118,538
            PUBLISHING, BROADCASTING &
            ENTERTAINMENT -- .5%
  10,000    Belo (A.H.) Corp.....................      370,000
            REAL ESTATE -- 5.3%
   1,500*   Alexander's, Inc.....................      103,875
  20,000    Brandywine Realty Trust REIT.........      405,000
  12,000    Capstead Mortgage Corp. REIT.........      244,500
  21,400    Continental Homes Holding
            Corp.................................      355,775
  40,000    CWM Mortgage Holdings, Inc. REIT.....      775,000
  13,300    Gables Residential Trust REIT........      344,250
     438*   Homestead Village Properties,
            Inc..................................        7,391
     293*   Homestead Village Properties,
            Inc. Warrants, $10 expiring
            10/29/97.............................        2,124
  15,000*   Interstate Hotels Co.................      423,750
   2,000*   John Q. Hammons Hotels, Inc. Class
            A....................................       18,000
  14,000    Patriot American Hospitality,
            Inc. REIT............................      339,500
  20,000    Prentiss Properties Trust REIT.......      507,500
   3,485    Security Capital Pacific Trust REIT..       84,947
  25,000    Sunstone Hotel Investors, Inc. REIT..      328,125
                                                     3,939,737
            RETAILING & WHOLESALE -- 2.5%
   8,000    Avnet, Inc...........................      451,000
  11,000    Lowe's Companies, Inc................      411,125
   8,200    Mercantile Stores Co., Inc...........      380,275
  10,000*   Payless Shoesource, Inc..............      418,750
  20,000*   Southern Electronics Corp............      172,500
                                                     1,833,650
            TEXTILE & APPAREL -- .8%
  15,000    WestPoint Stevens, Inc...............      571,875
 SHARES                                              VALUE

            THRIFT INSTITUTIONS -- .9%
  18,000    Bank United Corp..................... $    531,000
  15,000    BankUnited Financial Corp............      157,500
                                                       688,500
            UTILITIES -- ELECTRIC -- .3%
   9,900    TNP Enterprises, Inc.................      211,613
            UTILITIES -- TELEPHONE -- 1.1%
  10,000*   360 Communications Co................      172,500
  15,000    Frontier Corp........................      268,125
   8,000    GTE Corp.............................      373,000
                                                       813,625
            TOTAL COMMON STOCK
            (COST $25,474,204)...................   31,687,837

PRINCIPAL
  AMOUNT
MUNICIPAL OBLIGATIONS -- 54.9%
             LONG TERM -- 50.6%
             ALASKA -- 1.3%
$1,000,000   Alaska Hsg. Fin. Corp. Mtge. RB, 1996
             Ser. A 6.05%, 12/1/17 (MBIA)..........    992,910
             ARIZONA -- .7%
   500,000   City of Tucson GO Refunding Bonds,
             Ser. 1995 5.70%, 7/1/08 (FGIC)........    516,815
             CALIFORNIA -- 4.4%
   500,000   California Edl. Facs. Auth. RB
             (Carnegie Institution of Washington),
             Ser. A 5.60%, 10/1/23.................    474,260
 1,000,000   Los Angeles Cnty. Metropolitan
             Transportation Authority Refunding,
             Ser. A 5.00%, 7/1/21 (FGIC)...........    874,130
 1,000,000   San Francisco City & Cnty
             International Airport Revenue 5.70%,
             5/1/26 (MBIA).........................    957,580
 1,000,000   State of California Various Purpose GO
             5.90%, 4/1/23 (FGIC)..................    996,050
                                                     3,302,020
             COLORADO -- 3.6%
   500,000   Arapahoe Cnty. Pub. Hwy. Auth. Capital
             Imp. Trust Fund Hwy. RB (E-470 Proj.)
             6.15%, 8/31/26 (MBIA).................    513,175
 1,475,000   Colorado Health Facilities Authority
             Revenue 6.88%, 2/15/23................  1,642,191

48

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
(photo of dam)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997

PRINCIPAL
  AMOUNT                                              VALUE
MUNICIPAL OBLIGATIONS -- CONTINUED
               COLORADO -- CONTINUED
$  500,000   School Dist. No. 1 in the City & Cnty.
             of Denver GO Refunding Bonds, Ser.
             1994A 6.50%, 6/1/10 (MBIA)............ $  553,800
                                                     2,709,166
             DELAWARE -- 1.5%
 1,000,000   Delaware Econ. Dev. Auth. Hosp. RB
             (The Osteopathic Hosp. Assoc. of
             Delaware/Riverside Hosp.), Escrowed to
             Maturity, Ser. A 6.50%, 1/1/08........  1,104,970
             FLORIDA -- 4.1%
   300,000   Dade Cnty. Aviation RRB, Ser. 1995A
             6.10%, 10/1/11 (AMBAC)................    313,725
 2,000,000   Florida St. Board Of Education Capital
             Outlay Series C
             6.63%, 6/1/22.........................  2,182,200
   500,000   Orange Cnty. Hlth. Facs. Auth. Hosp.
             RB (Orlando Regional Healthcare Sys.),
             Ser. 1996B 6.25%, 10/1/16 (MBIA)......    535,795
                                                     3,031,720
             GEORGIA -- 1.4%
 1,000,000   Dalton Utilities RRB 6.00%, 1/1/08
             (MBIA)................................  1,062,610
             ILLINOIS -- .7%
   500,000   Forest Preserve Dist. of Cook Cnty. GO
             Ltd. Tax Bonds, Ser. 1996 5.80%,
             11/1/16 (MBIA)........................    489,555
             MASSACHUSETTS -- 3.6%
   250,000   Massachusetts Hsg. Fin. Agcy. Hsg.
             Proj. RRB, 1993 Ser. A 5.95%, 10/1/08
             (AMBAC)...............................    256,878
   250,000   Massachusetts Bay Trans. Auth. General
             Trans. Sys. Bonds, Ser. 1994A 7.00%,
             3/1/08................................    286,662
 2,000,000   Massachusetts St Prerefunded @ $101 GO
             (Collaterialized in US Treasuries)
             6.50%, 6/1/13.........................  2,167,520
                                                     2,711,060
             MICHIGAN -- 2.0%
 1,000,000   Detroit Michigan Series A
             6.80%, 4/1/15.........................  1,124,790
   300,000   Michigan Muni. Bond Auth. Local Govt.
             Loan Prog. RB, Ser 1994G 6.55%,
             11/1/08 (AMBAC).......................    326,400
                                                     1,451,190
PRINCIPAL
  AMOUNT                                              VALUE

             MISSOURI -- 2.7%
$  500,000   Missouri Hsg. Dev. Commission Single
             Family Mtge. RB (Homeownership Loan
             Prog.), 1996 Ser. D 6.00%, 9/1/17
             (Collaterialized by GNMA or FNMA
             Certificates)......................... $  495,325
 1,000,000   Missouri Hsg. Dev. Commission Single
             Family Mtge. RB (Homeownership Loan
             Prog.), 1996 Ser. B 6.25%, 9/1/15
             (Collaterialized by GNMA or FNMA
             Certificates).........................  1,011,320
   500,000   St. Louis Muni. Fin. Corp. Leasehold
             Revenue Imp. Bonds, Ser. 1996A 5.95%,
             2/15/16 (AMBAC).......................    507,155
                                                     2,013,800
             NEVADA -- 1.4%
 1,000,000   Clark Cnty. Las Vegas McCarran Int'l
             Arpt. Passenger Fac. Charge RB, 1992
             Ser. A 6.00%, 7/1/22 (AMBAC)..........  1,002,800
             NEW HAMPSHIRE -- 1.6%
 1,230,000   New Hampshire Higher Educational &
             Health Crotched Mountain Rehab Center
             5.88%, 1/1/20.........................  1,206,433
             NEW YORK -- 7.0%
 1,245,000   Metro Transportation Authority
             Transport Facility Ser. L 6.63%,
             7/1/14................................  1,367,134
   245,000   New York St. Med. Care Facs. Fin.
             Agcy. Mental Hlth. Svcs. Facs. Imp.
             RB, 1992 Ser. B 6.25%, 8/15/10
             (AMBAC)...............................    254,952
   500,000   New York St. Med. Care Facs. Fin.
             Agcy. Mental Hlth. Svcs. Facs. Imp.
             RB, 1995 Ser. A 6.00%, 2/15/25
             (MBIA)................................    494,620
   500,000   New York St. Mortgage Agency Revenue
             Amt Homeowner Mortgage Series 63
             5.60%, 4/1/10 (AMT)...................    492,930
 1,000,000   New York St. Thruway Auth. General RB,
             Ser. C 6.00%, 1/1/25 (FGIC)...........  1,003,550
   250,000   Port Auth. of New York and New Jersey
             Consolidated Bonds, Ninety-Seventh
             Ser. Second Installment (AMT) 7.00%,
             7/15/05 (FGIC)........................    284,110
   250,000   State of New York Mtge. Agcy.
             Homeowner Mtge. RB, Ser. 44 (AMT)
             6.60%, 4/1/03.........................    260,553

                                                                              49

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
(photo of dam)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997

PRINCIPAL
  AMOUNT                                              VALUE
MUNICIPAL OBLIGATIONS -- CONTINUED
               NEW YORK -- CONTINUED
$1,000,000   State of New York Mtge. Agcy.
             Homeowner Mtge. RB, Ser. 56 (AMT)
             5.88%, 10/1/19........................ $1,008,500
                                                     5,166,349
             NORTH CAROLINA -- .6%
   500,000   North Carolina St. Univ. Raleigh
             Centennial Campus B 5.13%, 12/15/16
             (AMBAC)...............................    462,950
             NORTH DAKOTA -- 1.4%
 1,000,000   Mercer Cnty. Poll. Ctrl. RRB (Basin
             Elec. Pwr. Cooperative-Antelope Valley
             Unit 1 & Common Facs.), Second 1995
             Ser. 6.05%, 1/1/19 (AMBAC)............  1,012,370
             OHIO -- 1.0%
   700,000   Board of Ed. Beavercreek Local Sch.
             Dist. (Cnty. of Greene) Sch. Imp.
             Bonds (Unltd. Tax GO), Ser. 1996
             6.60%, 12/1/15 (FGIC).................    779,135
             PENNSYLVANIA -- 5.1%
 1,965,000   Pennsylvania Intragovernmental
             Cooperative Authority Special Tax
             Revenue 6.80%, 6/15/12................  2,143,009
 1,450,000   Pennsylvania Intragovernmental
             Cooperative Philadelphia Funding
             Program 7.00%, 6/15/14................  1,643,097
                                                     3,786,106
             TENNESSEE -- .5%
   300,000   The Hlth. & Edl. Facs. Board of the
             City of Bristol Hosp. RRB (Bristol
             Mem. Hosp.), Ser. 1993 6.75%, 9/1/07
             (FGIC)................................    337,020
             TEXAS -- 2.2%
 1,000,000   City of Houston Wtr. Conveyance Sys.
             Contract COP, Ser. 1993J 6.13%,
             12/15/09 (AMBAC)......................  1,069,740
   500,000   City of Houston Wtr. Conveyance Sys.
             Contract COP, Ser. 1993H 7.50%,
             12/15/10 (AMBAC)......................    593,720
                                                     1,663,460
             UTAH -- .7%
   500,000   Salt Lake City Hosp. RB (IHC
             Hospitals, Inc.) 6.30%, 2/15/15.......    520,175
PRINCIPAL
  AMOUNT                                              VALUE

             WEST VIRGINIA -- 1.3%
$1,000,000   West Virginia St. Hsg. Dev. Fund Hsg.
             Fin. (Ser. A) 6.05%, 5/1/27........... $  990,360
             WISCONSIN -- 1.1%
   800,000   Southeast Wi Pro Baseball Park 5.80%,
             12/15/26..............................    786,568
             PUERTO RICO -- .7%
   500,000   Puerto Rico Hsg. Bank & Fin. Agcy.
             Affordable Hsg. Mtge. Subsidy Prog.
             Single Family Mtge. RB, Portfolio I
             (AMT) 5.85%, 4/1/09 (Collaterialized
             by GNMA, FNMA & FHLMC Certificates)...    500,750
             TOTAL LONG TERM
             (COST $37,663,408).................... 37,600,292
Short Term -- 4.3%
             GEORGIA -- 1.5%
 1,100,000   Hapeville Dev. Auth. Indl. Dev. RB
             (Hapeville Hotel Ltd. Partnership
             Proj.), Ser. 1985 4.00% -- VRDN (LOC:
             Swiss Bank Corp.).....................  1,100,000
             NEW YORK -- 1.7%
   800,000   City of New York Ser B1 Subser B7, GO,
             Fiscal 1995 Ser. B Sub-Ser. B-4
             4.00% -- VRDN (MBIA)..................    800,000
   500,000   New York City Municipal Water Finance
             Authority Water And Sewer Series C
             Mandatory Tender Upon Exp/Term Of
             Liquidity 4.00% 6/15/23 -- VRDN
             (FGIC)................................    500,000
                                                     1,300,000
             PENNSYLVANIA -- .4%
   300,000   Schuylkill Cnty. Industrial
             Development Dates Westwood Energy
             Property Project 4.00%
             11/1/09 -- VRDN.......................    300,000
             WYOMING -- 0.7%
   500,000   Lincoln Cnty. Poll. Ctrl. RB Exxon
             Corp., Ser. 1984B 3.90% 11/1/14 --
             VRDN..................................    500,000
             TOTAL SHORT TERM
             (COST $3,200,000).....................  3,200,000
             TOTAL MUNICIPAL OBLIGATIONS
             (COST $40,863,408).................... 40,800,292

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
(photo of dam)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997

SHARES                                               VALUE
MUTUAL FUND SHARES -- 0.0% (A)
20,000   Federated Tax Free Obligations
           Fund (at net asset value)
             (COST $20,000)...................... $     20,000
             TOTAL INVESTMENTS --
               (COST $66,357,612)......... 97.6  %  72,508,129
             OTHER ASSETS AND
               LIABILITIES -- NET.........  2.4     1,766,520
             NET ASSETS --................  100  % $74,274,649

 * Non-income producing security.
** At March 31, 1997 and December 31, 1996 the Fund owned 1,500 shares of common stock of First Union Corp. at a cost of $57,890. During the three months ended March 31, 1997 and year ended December 31, 1996 the Fund earned $870 and $3,300, respectively, in dividend income from this investment. These shares were purchased by the Fund prior to the aquistion of the investment adviser and Lieber & Company by First Union.
 (a) Less than one tenth of one percent.
The following abbreviations are used in this portfolio:
ADS -- American Depositary Shares
AMT -- Subject to Alternative Minimum Tax
COP -- Certificate of Participation
FHLMC -- Federal Home Loan Mortgage Corp.
FNMA -- Federal National Mortgage Corp.
GO -- General Obligations
GNMA -- Government National Mortgage Corp.
LOC -- Letter of Credit
RB -- Revenue Bonds
REIT -- Real Estate Investment Trust
RRB -- Refunding Revenue Bonds
VRDN -- Variable Rate Demand Notes are payable on demand at par on no more than seven calendar days' notice given by the Fund to the issuer or other parties not affiliated with the issuer. These notes normally incorporate an irrevocable letter of credit or line of credit from a major bank. Interest rates presented for these securities are those in effect as of March 31, 1997.
Municipal bond insurance companies:
AMBAC -- American Municipal Bond Assurance Corp.
FGIC -- Financial Guarantee Insurance Corp.
MBIA -- Municipal Bond Insurance Association
144A -- Rule 144A securites are restricted as to resale to
         qualified institutional investors.
See accompanying notes to financial statements.
                                                                              51

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
(photo of dam)
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997

ASSETS:
   Investments at value (identified cost $66,357,612).............................................................  $72,508,129
   Cash...........................................................................................................        3,196
   Receivable for Fund shares sold................................................................................    1,239,344
   Dividends and interest receivable..............................................................................      699,167
   Unamortized organization expense...............................................................................       12,848
   Prepaid expenses...............................................................................................       48,891
         Total assets.............................................................................................   74,511,575
LIABILITIES:
   Payable for Fund shares purchased..............................................................................       55,810
   Accrued advisory fee...........................................................................................       53,951
   Distribution fee payable.......................................................................................       54,937
   Accrued expenses...............................................................................................       72,228
         Total liabilities........................................................................................      236,926
NET ASSETS........................................................................................................  $74,274,649
NET ASSETS CONSISTS OF:
   Paid-in capital................................................................................................  $67,230,732
   Undistributed net investment income............................................................................       30,456
   Accumulated undistributed net realized gains on investment transactions........................................      862,944
   Net unrealized appreciation of investments.....................................................................    6,150,517
         Net assets...............................................................................................  $74,274,649
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A shares ($15,039,475 (divided by) 1,108,365 shares of beneficial interest outstanding)..................       $13.57
   Sales charge -- 4.75% of offering price........................................................................         0.68
      Maximum offering price......................................................................................       $14.25
   Class B shares ($38,838,228 (divided by) 2,864,713 shares of beneficial interest outstanding)..................       $13.56
   Class C shares ($5,085,504 (divided by) 375,744 shares of beneficial interest outstanding).....................       $13.53
   Class Y shares ($15,311,442 (divided by) 1,124,861 shares of beneficial interest outstanding)..................       $13.61

See accompanying notes to financial statements.
52

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
(photo of dam)
                            STATEMENTS OF OPERATIONS

                                                                                                       THREE
                                                                                                       MONTHS
                                                                                                       ENDED     YEAR ENDED
                                                                                                       MARCH      DECEMBER
                                                                                                      31, 1997    31, 1996
INVESTMENT INCOME:
Income:
   Interest.........................................................................................  $456,048   $ 1,156,135
   Dividends (Net of foreign withholding taxes of $0 and $68).......................................   149,560       434,437
      Total investment income.......................................................................   605,608     1,590,572
EXPENSES:
   Advisory fee.....................................................................................  $143,945   $   354,958
   Distribution fee -- Class A Shares...............................................................     8,004        16,426
   Distribution fee -- Class B Shares...............................................................    62,195       131,282
   Shareholder services fee -- Class B Shares.......................................................    20,732        43,761
   Distribution fee -- Class C Shares...............................................................     8,824        16,493
   Shareholder services fee -- Class C Shares.......................................................     2,941         5,498
   Professional fees................................................................................    14,036         9,263
   Custodian fee....................................................................................     6,750        79,350
   Reports and notices to shareholders..............................................................     5,642        36,507
   Registration and filing fees.....................................................................     5,575        59,282
   Transfer agent fee...............................................................................     5,540        56,591
   Amortization of organization expenses............................................................     1,964         7,986
   Insurance........................................................................................     1,367         7,789
   Trustees' fees and expenses......................................................................     1,113         5,179
   Miscellaneous....................................................................................       412         3,643
         Total expenses.............................................................................   289,040       834,008
   Less: Fee waivers and expense reimbursements.....................................................        --      (101,890)
         Net expenses...............................................................................   289,040       732,118
Net investment income...............................................................................   316,568       858,454
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investment transactions.....................................................   865,777     1,133,442
   Net change in unrealized appreciation (depreciation) of investments..............................  (916,721)    4,531,613
   Net realized and unrealized gain (loss) on investments...........................................   (50,944)    5,665,055
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............................................  $265,624   $ 6,523,509

See accompanying notes to financial statements.
                                                                              53

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
(photo of dam)
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     YEAR ENDED
                                                                         THREE MONTHS ENDED         DECEMBER 31,
                                                                           MARCH 31, 1997        1996          1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income...............................................     $    316,568      $   858,454   $   456,792
   Net realized gain on investments transactions.......................          865,777        1,133,442       671,486
   Net change in unrealized appreciation (depreciation) of
      investments......................................................         (916,721)       4,531,613     2,607,309
      Net increase in net assets resulting from operations.............          265,624        6,523,509     3,735,587
DISTRIBUTIONS TO SHAREHOLDERS:
   FROM NET INVESTMENT INCOME:
   Class A Shares......................................................          (69,706)        (163,381)      (34,215)
   Class B Shares......................................................         (123,210)        (306,929)      (72,776)
   Class C Shares......................................................          (16,785)         (42,461)       (4,715)
   Class Y Shares......................................................          (78,613)        (342,618)     (346,086)
      Total distributions from net investment income...................         (288,314)        (855,389)     (457,792)
   IN EXCESS OF NET INVESTMENT INCOME:
   Class A Shares......................................................               --             (121)         (162)
   Class B Shares......................................................               --             (226)         (345)
   Class C Shares......................................................               --              (31)          (22)
   Class Y Shares......................................................               --             (253)       (1,644)
      Total distributions in excess of net investment income...........               --             (631)       (2,173)
   FROM NET REALIZED GAINS ON INVESTMENTS:
   Class A Shares......................................................               --         (209,265)      (77,951)
   Class B Shares......................................................               --         (555,359)     (199,612)
   Class C Shares......................................................               --          (82,045)      (14,445)
   Class Y Shares......................................................               --         (303,414)     (490,453)
      Total distributions from net realized gains on investments.......               --       (1,150,083)     (782,461)
      Total distributions to shareholders..............................         (288,314)      (2,006,103)   (1,242,426)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold...........................................       17,462,938       32,091,878    10,412,208
   Proceeds from reinvestment of distributions.........................          211,565        1,574,099     1,158,751
   Payment for shares redeemed.........................................       (1,659,842)      (3,143,238)   (1,396,543)
      Net increase resulting from Fund share transactions..............       16,014,661       30,522,739    10,174,416
      Net increase in net assets.......................................       15,991,971       35,040,145    12,667,577
NET ASSETS:
   Beginning of period.................................................       58,282,678       23,242,533    10,574,956
   End of period (including undistributed (distributions in excess of)
      net investment income of $30,456, ($631) and $0, respectively)...     $ 74,274,649      $58,282,678   $23,242,533

See accompanying notes to financial statements.
54

                   EVERGREEN TAX STRATEGIC FOUNDATION FUND --
                              CLASS A AND B SHARES
(photo of dam)
                              FINANCIAL HIGHLIGHTS

                                                                                                                CLASS B
                                                                                                                            YEAR
                                                                             CLASS A                                        ENDED
                                                                                      YEAR ENDED                           DECEMBER
                                                              THREE MONTHS ENDED     DECEMBER 31,     THREE MONTHS ENDED   31,
                                                               MARCH 31, 1997++     1996     1995*     MARCH 31, 1997++     1996
PER SHARE DATA:
Net asset value, beginning of period........................         $13.50         $12.20   $10.44          $13.49         $12.19
Income from investment operations:
  Net investment income.....................................            .07            .27      .29             .05            .19
  Net realized and unrealized gain on investments...........            .06+++        1.59     2.24             .06+++        1.59
    Total from investment operations........................            .13           1.86     2.53             .11           1.78
Less distributions to shareholders from:
  Net investment income.....................................           (.06)          (.28)    (.31)           (.04)          (.20)
  Net realized gains on investments.........................             --           (.28)    (.46)             --           (.28)
    Total distributions.....................................           (.06)          (.56)    (.77)           (.04)          (.48)
Net asset value, end of period..............................         $13.57         $13.50   $12.20          $13.56         $13.49
TOTAL RETURN**..............................................           1.0%          15.4%    24.8%            0.8%          14.7%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...................       $ 15,039        $11,166   $2,702        $ 38,838        $28,007
Ratios to average net assets:
  Expenses..................................................          1.38%+         1.52%#   1.75%#+         2.14%+         2.27%#
  Net investment income.....................................          2.30%+         2.39%#   2.79%#+         1.55%+         1.64%#
Portfolio turnover rate.....................................            29%            88%     110%             29%            88%
Average commission rate paid per share......................         $.0656         $.0648      N/A          $.0656         $.0648

                                                              1995*
PER SHARE DATA:
Net asset value, beginning of period........................  $10.31
Income from investment operations:
  Net investment income.....................................     .22
  Net realized and unrealized gain on investments...........    2.37
    Total from investment operations........................    2.59
Less distributions to shareholders from:
  Net investment income.....................................    (.25)
  Net realized gains on investments.........................    (.46)
    Total distributions.....................................    (.71)
Net asset value, end of period..............................  $12.19
TOTAL RETURN**..............................................   25.6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...................  $6,559
Ratios to average net assets:
  Expenses..................................................   2.50%#+
  Net investment income.....................................   2.03%#+
Portfolio turnover rate.....................................    110%
Average commission rate paid per share......................     N/A

* For the period from January 17, 1995 and January 6, 1995 (commencement of class A and class B operations, respectively) to December 31, 1995.
** Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
+   Annualized.
++ The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
+++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period due to the timing of the sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets would have been the following:

                                                                        CLASS A         CLASS B
                                                                      YEAR ENDED      YEAR ENDED
                                                                     DECEMBER 31,    DECEMBER 31,
                                                                     1996    1995*   1996    1995*
Expenses..........................................................   1.76%   5.02%   2.51%   3.65%
Net investment income (loss)......................................   2.15%   (.48%)  1.40%    .88%

See accompanying notes to financial statements.
                                                                              55

                   EVERGREEN TAX STRATEGIC FOUNDATION FUND --
                              CLASS C AND Y SHARES
(photo of dam)
                              FINANCIAL HIGHLIGHTS

                                                            CLASS C                                 CLASS Y
                                              THREE MONTHS ENDED     YEAR ENDED                              YEAR ENDED
                                                  MARCH 31,         DECEMBER 31,     THREE MONTHS ENDED     DECEMBER 31,
                                                    1997++          1996    1995*     MARCH 31, 1997++     1996      1995
PER SHARE DATA:
Net asset value, beginning of period........        $13.47         $12.19   $10.69          $13.54         $12.22    $10.27
Income from investment operations:
Net investment income.......................           .06            .18      .22             .09            .34       .35
Net realized and unrealized gain on
  investments...............................           .05+++        1.58     1.99             .05+++        1.56      2.39
  Total from investment operations..........           .11           1.76     2.21             .14           1.90      2.74
Less distributions to shareholders from:
Net investment income.......................          (.05)          (.20)    (.25)           (.07)          (.30)     (.33)
Net realized gains on investments...........            --           (.28)    (.46)             --           (.28)     (.46)
  Total distributions.......................          (.05)          (.48)    (.71)           (.07)          (.58)     (.79)
Net asset value, end of period..............        $13.53         $13.47   $12.19          $13.61         $13.54    $12.22
TOTAL RETURN**..............................          0.8%          14.5%    21.2%            1.0%          15.8%     27.3%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...        $5,086         $4,108     $496        $ 15,311        $15,002   $13,485
Ratios to average net assets:
  Expenses..................................         2.13%+         2.25%#   2.50%#+         1.13%+         1.30%#    1.50%#
  Net investment income.....................         1.55%+         1.64%#   2.07%#+         2.54%+         2.63%#    3.06%#
Portfolio turnover rate.....................           29%            88%     110%             29%            88%      110%
Average commission rate paid per share......        $.0656         $.0648      N/A          $.0656         $.0648       N/A

                                               1994     1993*
PER SHARE DATA:
Net asset value, beginning of period........   $10.31   $10.00
Income from investment operations:
Net investment income.......................      .27      .05
Net realized and unrealized gain on
  investments...............................      .08      .31
  Total from investment operations..........      .35      .36
Less distributions to shareholders from:
Net investment income.......................     (.27)    (.05)
Net realized gains on investments...........     (.12)      --
  Total distributions.......................     (.39)    (.05)
Net asset value, end of period..............   $10.27   $10.31
TOTAL RETURN**..............................     3.4%     3.5%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...  $10,575   $5,424
Ratios to average net assets:
  Expenses..................................    1.49%#    .00%#+
  Net investment income.....................    2.87%#   3.65%#+
Portfolio turnover rate.....................     245%      25%
Average commission rate paid per share......      N/A      N/A

* For the period from March 3, 1995, to December 31, 1995 and November 2, 1993 to December 31, 1993 (commencement of class C and class Y operations, respectively).
** Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
+   Annualized.
++ The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
+++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period due to the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations would have been the following:

                                                                               CLASS C
                                                                                                         CLASS Y
                                                                             YEAR ENDED
                                                                            DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                                          1996       1995*    1996    1995    1994     1993*
Expenses................................................................  2.48%      18.91%   1.56%   2.23%   2.41%    3.10%
Net investment income (loss)............................................  1.41%     (14.34%)  2.37%   2.33%   1.95%     .54%

See accompanying notes to financial statements.
56

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 1 -- ORGANIZATION AND NATURE OF OPERATIONS
     The Evergreen Balanced Funds (the "Funds") are separate series of open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "Act"). The Balanced Funds consist of Evergreen American Retirement Fund ("American Retirement"), Evergreen Balanced Fund ("Balanced"), Evergreen Foundation Fund ("Foundation") and Evergreen Tax Strategic Foundation Fund ("Tax Strategic") known collectively as the Funds.
     American Retirement's investment objectives, in order of priority, are conservation of capital, reasonable income and capital growth. Balanced's investment objective is to achieve long-term total return through capital appreciation, dividends and interest income. Foundation's investment objectives, in order of priority, are reasonable income, conservation of capital and capital appreciation. Tax Strategic's investment objective is to maximize the after-tax total return on its portfolio of investments by investing in equities as well as municipal securities, which are exempt from Federal income tax.
NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.
     SECURITY VALUATIONS -- Investments in securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") are valued at the last reported sales price. Securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked price. Unlisted securities for which market quotations are not readily available are valued at a price quoted by one or more brokers. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service. Securities for which market quotations are not readily available are valued at their respective fair value as determined in good faith following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.
     SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains or losses are determined on the identified cost basis.
     INVESTMENT INCOME AND EXPENSES -- Dividend income is recorded on the ex-dividend date. Interest income and expenses are accrued daily.
     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held on each Fund's behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy pursuant to guidelines established by the Trustees.
     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are distributed quarterly for each of the Funds. Distributions from net realized capital gains on investments, if any, will be distributed at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from amounts available under generally accepted accounting principles. These differences are primarily due to differing treatments for certain short-term losses and distributions received from real estate investment trusts. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.
                                                                              57

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES -- continued
     As of March 31, 1997, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital.

                              UNDISTRIBUTED          ACCUMULATED
                              NET INVESTMENT        REALIZED GAIN
                                  INCOME            ON INVESTMENTS
Balanced...............          $(50,499)             $ 50,499
Tax Strategic..........             2,833                (2,833)

     INCOME TAXES -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net income and net realized capital gains to its shareholders. Accordingly, no provisions for Federal income or excise taxes are necessary. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.
     ALLOCATION OF EXPENSES -- Expenses specifically identifiable to a class of shares are charged to that class. Expenses common to a Trust as a whole are allocated to the funds in that Trust. Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
     UNAMORTIZED ORGANIZATION EXPENSES -- The expenses of Tax Strategic incurred in connection with its organization are being deferred and amortized over a period of benefit not to exceed 60 months from the date it commenced operations.
     USE OF ESTIMATES -- The preparation of the financial statements is in accordance with generally accepted accounting principles which requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES INVESTMENT ADVISORY AGREEMENTS -- First Union National Bank of North
Carolina ("First Union"), Balanced's investment adviser, is entitled to an annual fee of .50 of 1% of Balanced's average daily net assets pursuant to the Fund's investment advisory agreement.
     Pursuant to an agreement with American Retirement's, Foundation's and Tax Strategic's investment adviser, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, Evergreen Asset is entitled to an annual fee based on each of American Retirement's, Foundation's and Tax Strategic's average daily net assets, respectively, in accordance with the following schedules:

      FOUNDATION AND                             AMERICAN
      TAX STRATEGIC                             RETIREMENT
First $750 million   0.875%              First $750 million   0.75%
Next $250 million    0.750%              Over $750 million    0.70%
Over $1 billion      0.700%

     During the three months ended March 31, 1997, for American Retirement, Evergreen Asset voluntarily reimbursed other expenses amounting to $90,000. During the year ended December 31, 1996, for American Retirement and Tax Strategic, Evergreen Asset voluntarily waived advisory fees of $24,841 and $90,551, respectively, and voluntarily reimbursed other expenses amounting to $3,400 and $11,339, respectively. Evergreen Asset can modify or terminate voluntary waivers and reimbursements at any time.
58

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
     Lieber & Company, an affiliate of First Union, is the investment sub-adviser to American Retirement, Foundation and Tax Strategic and also provides brokerage services with respect to substantially all security transactions of these Funds effected on the New York or American Stock Exchanges. For the three months ended March 31, 1997, American Retirement, Foundation and Tax Strategic incurred brokerage commissions of $11,925, $81,365 and $10,758 with Lieber & Company. For the year ended December 31, 1996, American Retirement, Foundation and Tax Strategic incurred brokerage commissions of $51,579, $680,252 and $50,033 with Lieber & Company. Lieber & Company is reimbursed by Evergreen Asset, at no additional expense to these Funds, for its cost of providing investment advisory services.
     ADMINISTRATION AGREEMENT -- For the period through March 10, 1997, Evergreen Asset furnished American Retirement, Foundation and Tax Strategic with administrative services as part of their advisory agreements and accordingly, these Funds did not pay a separate administration fee. Effective March 11, 1997, Evergreen Keystone Investment Services (EKIS), a subsidiary of First Union, began providing administrative services to the Funds. For the period through December 31, 1996, Furman Selz LLC ("Furman Selz") was each of the Funds' sub-administrator. As sub-administrator, Furman Selz provided the officers of the Funds. Effective January 1, 1997, The BISYS Group, Inc. ("BISYS") acquired Furman Selz' mutual fund unit and accordingly, BISYS Fund Services became sub-administrator. For American Retirement, Foundation and Tax Strategic, Furman Selz' or BISYS fee was paid by Evergreen Asset or EKIS and is not a fund expense.
     From January 1, 1997 to March 10, 1997, Evergreen Asset and from March 11, 1997, EKIS were Balanced's administrator and for the period from January 1, 1997 to March 31, 1997 BISYS was sub-administrator. Evergreen Asset and Furman Selz were Balanced's administrator and sub-administrator, respectively, for the year ended December 31, 1996. Evergreen Asset's/EKIS's and Furman Selz'/BISYS fees for Balanced are based on the average daily net assets of all the funds administered by Evergreen Asset or EKIS for which First Union, or its investment advisory subsidiaries, is also investment adviser. These fees were calculated at the following annual rates:

  ADMINISTRATION FEE                 AVERAGE DAILY NET ASSETS
        0.050%                        on the first $7 billion
        0.035%                        on the next $3 billion
        0.030%                        on the next $5 billion
        0.020%                        on the next $10 billion
        0.015%                        on the next $5 billion
        0.010%                        in excess of $30 billion
SUB-ADMINISTRATION FEE               AVERAGE DAILY NET ASSETS
        0.0100%                       on the first $7 billion
        0.0075%                       on the next $3 billion
        0.0050%                       on the next $15 billion
        0.0040%                       in excess of $25 billion

     At March 31, 1997, assets for which EKIS was the administrator for which First Union, or its investment advisory subsidiaries, was investment adviser totalled approximately $29 billion. At December 31, 1996, assets for which Evergreen Asset was the administrator for which either Evergreen Asset or First Union was investment adviser totalled approximately $17.0 billion.
     PLANS OF DISTRIBUTION -- The Funds have adopted for their Class A, Class B, and Class C shares, Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Act. Under the terms of the Plans, the Funds may incur distribution-related and shareholder servicing expenses which may not exceed an annual fee of .75 of 1% for Class A and an annual fee of 1% for Class B and Class C Shares. For each of the Funds, the payments for Class A were voluntarily limited to .25 of 1% of average daily net assets.
                                                                              59

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
     In connection with their Plans, American Retirement, Foundation and Tax Strategic have entered into distribution agreements with Evergreen Keystone Distributor, Inc. ("EKD") (formerly Evergreen Funds Distributor, Inc.), a subsidiary of BISYS, whereby American Retirement, Foundation and Tax Strategic will compensate EKD for its services at a rate which may not exceed an annual fee of .25 of 1% of Class A Shares' average daily net assets and an annual fee of 1% of Class B and Class C Shares' average daily net assets. A portion of the payments for Class B and C Shares, up to .25 of 1% may constitute a shareholder services fee. EKD has entered into a Shareholder Services Agreement with First Union Brokerage Services ("FUBS"), an affiliate of First Union, whereby they will compensate FUBS for certain services provided to shareholders and/or maintenance of shareholder accounts relating to each of the Fund's Class B and Class C Shares.
     In connection with its plan, Balanced entered into a distribution agreement with EKD whereby it will compensate EKD for its services at a rate which may not exceed an annual fee of .25 of 1% of Class A average daily net assets and an annual fee of .75 of 1% of Class B and Class C average daily net assets for certain services provided to Class A, B and C shareholders. Balanced has entered into a shareholder services agreement with FUBS, and will pay FUBS, an annual fee of up to .25 of 1% of the average net assets of its Class B and Class C shares. This fee is designed to obtain certain services for shareholders and to maintain shareholder accounts.
     SALES CHARGES -- EKD has advised the Funds that it has retained the following amounts from front-end sales charges resulting from sales of Class A Shares during the three months ended March 31, 1997 and year ended December 31, 1996:

                                   THREE MONTHS
                                      ENDED                 YEAR ENDED
                                  MARCH 31, 1997         DECEMBER 31, 1996
American Retirement                  $ 12,910                 $20,024
Balanced                                3,100                   9,150
Foundation                             53,267                  57,736
Tax Strategic                          16,111                  25,078

     OTHER SERVICES WITH AFFILIATES -- State Street Bank & Trust Company ("State Street") is the transfer agent, dividend disbursing agent and shareholder servicing agent for the Funds. For certain accounts in American Retirement, Balanced and Foundation, First Union has been sub-contracted by State Street to maintain shareholder sub-account records, take fund purchase and redemption orders and answer inquiries. For each account, First Union is entitled to a monthly fee which totaled $4,276, $102,025 and $83,760 for American Retirement, Balanced and Foundation, respectively, for the three months ended March 31, 1997 and which totaled $5,560, $187,538 and $151,484 for American Retirement, Balanced and Foundation, respectively, for the year ended December 31, 1996.
NOTE 4 -- SHARES OF BENEFICIAL INTEREST
     The Funds have an unlimited number of $0.0001 par value shares of beneficial interest authorized. The shares are divided into classes which are designated Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares seven years after the date of purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares redeemed during the first year after the month of purchase. Class Y shares are sold without a sales charge and are available only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994. The classes have identical voting, dividend, liquidation and other rights, except that Class A, Class B and Class C shares bear distribution expenses (see Note 3) and have exclusive voting rights with respect to their distribution plans.
60

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 4 -- SHARES OF BENEFICIAL INTEREST -- continued
     Transactions in shares of beneficial interest were as follows:

                                                                                                                     YEAR
                                                                                                                    ENDED*
                                                              THREE MONTHS ENDED              YEAR ENDED           DECEMBER
                                                               MARCH 31, 1997**           DECEMBER 31, 1996        31, 1995
AMERICAN RETIREMENT                                         SHARES        AMOUNT        SHARES        AMOUNT        SHARES
CLASS A
Shares sold.............................................     326,820    $ 4,608,875      762,980    $10,140,786     103,126
Shares issued on reinvestment of distributions..........       7,652        106,973       19,559        264,707       1,195
Shares redeemed.........................................     (74,356)    (1,044,019)     (84,770)    (1,127,903)       (186)
Net increase............................................     260,116      3,671,829      697,769      9,277,590     104,135
CLASS B
Shares sold.............................................   1,531,877     21,511,234    3,892,133     51,648,645     380,412
Shares issued on reinvestment of distributions..........      33,372        464,195       81,733      1,103,810       4,314
Shares redeemed.........................................    (124,007)    (1,740,809)    (175,385)    (2,331,018)     (6,548)
Net increase............................................   1,441,242     20,234,620    3,798,481     50,421,437     378,178
CLASS C
Shares sold.............................................      25,543        360,283      100,739      1,334,965       8,507
Shares issued on reinvestment of distributions..........         755         10,535        2,161         29,233          70
Shares redeemed.........................................      (4,726)       (66,693)      (3,928)       (53,590)         --
Net increase............................................      21,572        304,125       98,972      1,310,608       8,577
CLASS Y
Shares sold.............................................      87,120      1,231,385      287,843      3,807,908     280,323
Shares issued on reinvestment of distributions..........      19,041        266,192      103,943      1,392,828     106,983
Shares redeemed.........................................    (370,659)    (5,263,594)    (481,537)    (6,415,509)   (808,529)
Net decrease............................................    (264,498)    (3,766,017)     (89,751)    (1,214,773)   (421,223)
Total net increase resulting from Fund share
  transactions..........................................   1,458,432    $20,444,557    4,505,471    $59,794,862      69,667
AMERICAN RETIREMENT                                         AMOUNT
CLASS A
Shares sold.............................................  $1,278,749
Shares issued on reinvestment of distributions..........      14,909
Shares redeemed.........................................      (2,372)
Net increase............................................   1,291,286
CLASS B
Shares sold.............................................   4,651,965
Shares issued on reinvestment of distributions..........      53,311
Shares redeemed.........................................     (80,579)
Net increase............................................   4,624,697
CLASS C
Shares sold.............................................     104,262
Shares issued on reinvestment of distributions..........         878
Shares redeemed.........................................          --
Net increase............................................     105,140
CLASS Y
Shares sold.............................................   3,219,576
Shares issued on reinvestment of distributions..........   1,270,557
Shares redeemed.........................................  (9,380,520)
Net decrease............................................  (4,890,387)
Total net increase resulting from Fund share
  transactions..........................................  $1,130,736

 * The Fund share activity for Class A, Class B and Class C shares reflects the period from January 3, 1995 (commencement of class operations) through December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
                                                                              61

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 4 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                                                              YEAR ENDED*
                                                    THREE MONTHS ENDED                 YEAR ENDED              DECEMBER
BALANCED                                             MARCH 31, 1997**              DECEMBER 31, 1996           31, 1995
CLASS A                                           SHARES         AMOUNT         SHARES          AMOUNT          SHARES
Shares sold..................................       82,428    $  1,093,429        450,824    $   5,988,616        174,514
Shares issued on reinvestment of
  distributions..............................       26,899         354,264        372,747        4,905,076        228,390
Shares redeemed..............................     (223,885)     (2,966,293)      (680,925)      (9,159,435)      (883,230)
Net increase (decrease)......................     (114,558)     (1,518,600)       142,646        1,734,257       (480,326)
CLASS B
Shares sold..................................      165,348       2,196,560        529,783        7,095,087        331,882
Shares issued on reinvestment of
  distributions..............................       56,925         750,275        883,591       11,640,482        528,256
Shares redeemed..............................     (341,159)     (4,533,333)    (1,260,613)     (16,901,766)    (1,507,091)
Net increase (decrease)......................     (118,886)     (1,586,498)       152,761        1,833,803       (646,953)
CLASS C
Shares sold..................................        3,813          50,440         19,191          256,143          6,207
Shares issued on reinvestment of
  distributions..............................          128           1,683          2,215           28,991          1,346
Shares redeemed..............................       (3,891)        (51,872)       (16,775)        (220,556)        (2,122)
Net increase.................................           50             251          4,631           64,578          5,431
CLASS Y
Shares sold..................................    3,764,660      49,606,477     16,615,288      221,340,376     13,282,634
Shares issued on reinvestment of
  distributions..............................      249,854       3,288,082      3,659,774       48,208,895      4,419,582
Shares redeemed..............................   (4,480,218)    (59,399,461)   (22,526,104)    (302,083,357)   (25,032,555)
Net decrease.................................     (465,704)     (6,504,902)    (2,251,042)     (32,534,086)    (7,330,339)
Total net decrease resulting from Fund share
  transactions...............................     (699,098)    ($9,609,749)    (1,951,004)    ($28,901,448)    (8,452,187)
BALANCED
CLASS A                                           AMOUNT
Shares sold..................................  $   2,180,996
Shares issued on reinvestment of
  distributions..............................      2,924,585
Shares redeemed..............................    (10,834,925)
Net increase (decrease)......................     (5,729,344)
CLASS B
Shares sold..................................      4,113,278
Shares issued on reinvestment of
  distributions..............................      6,788,533
Shares redeemed..............................    (18,590,977)
Net increase (decrease)......................     (7,689,166)
CLASS C
Shares sold..................................         78,623
Shares issued on reinvestment of
  distributions..............................         17,328
Shares redeemed..............................        (27,063)
Net increase.................................         68,888
CLASS Y
Shares sold..................................    164,605,419
Shares issued on reinvestment of
  distributions..............................     56,436,034
Shares redeemed..............................   (313,833,958)
Net decrease.................................    (92,792,505)
Total net decrease resulting from Fund share
  transactions...............................  ($106,142,127)

** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
62

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 4 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                                                                  YEAR
                                                                                                                 ENDED*
                                                      THREE MONTHS ENDED                YEAR ENDED              DECEMBER
FOUNDATION                                             MARCH 31, 1997**              DECEMBER 31, 1996          31, 1995
CLASS A                                              SHARES        AMOUNT         SHARES          AMOUNT         SHARES
Shares sold.....................................    1,573,527    $26,044,624      8,413,021    $126,479,881     7,433,192
Shares issued on reinvestment of
  distributions.................................       85,926      1,413,485        474,763       7,335,750       194,159
Shares redeemed.................................     (734,487)   (12,146,536)    (3,177,106)    (47,846,922)     (542,266)
Net increase....................................      924,966     15,311,573      5,710,678      85,968,709     7,085,085
CLASS B
Shares sold.....................................    3,519,353     58,129,934     18,909,215     282,822,448    19,717,460
Shares issued on reinvestment of
  distributions.................................      175,001      2,868,253      1,109,399      17,095,215       487,710
Shares redeemed.................................   (1,205,547)   (19,871,723)    (4,174,149)    (62,881,641)     (543,554)
Net increase....................................    2,488,807     41,126,464     15,844,465     237,036,022    19,661,616
CLASS C
Shares sold.....................................      176,251      2,897,772      1,165,822      17,413,787       761,087
Shares issued on reinvestment of
  distributions.................................        6,429        105,303         43,393         668,629        19,172
Shares redeemed.................................      (91,055)    (1,506,028)      (308,109)     (4,629,756)      (26,533)
Net increase....................................       91,625      1,497,047        901,106      13,452,660       753,726
CLASS Y
Shares sold.....................................    2,229,198     37,037,547     19,300,331     290,354,485    18,505,940
Shares issued on reinvestment of
  distributions.................................      315,233      5,191,873      1,977,198      30,423,613     1,558,776
Shares redeemed.................................   (2,606,400)   (43,297,987)   (12,328,011)   (185,863,701)   (5,965,644)
Net increase (decrease).........................      (61,969)    (1,068,567)     8,949,518     134,914,397    14,099,072
Total net increase resulting from Fund share
  transactions..................................    3,443,429    $56,866,517     31,405,767    $471,371,788    41,599,499
FOUNDATION
CLASS A                                              AMOUNT
Shares sold.....................................  $103,904,500
Shares issued on reinvestment of
  distributions.................................     2,828,216
Shares redeemed.................................    (7,709,611)
Net increase....................................    99,023,105
CLASS B
Shares sold.....................................   275,013,438
Shares issued on reinvestment of
  distributions.................................     7,076,078
Shares redeemed.................................    (7,846,692)
Net increase....................................   274,242,824
CLASS C
Shares sold.....................................    10,573,728
Shares issued on reinvestment of
  distributions.................................       277,286
Shares redeemed.................................      (379,480)
Net increase....................................    10,471,534
CLASS Y
Shares sold.....................................   263,287,541
Shares issued on reinvestment of
  distributions.................................    22,661,839
Shares redeemed.................................   (82,422,318)
Net increase (decrease).........................   203,527,062
Total net increase resulting from Fund share
  transactions..................................  $587,264,525

 * The Fund share activity for Class A, Class B and Class C shares reflect the period from January 3, 1995 (commencement of class operations) through December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
                                                                              63

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 4 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                                                                   YEAR
                                                                                                                  ENDED*
                                                             THREE MONTHS ENDED              YEAR ENDED           DECEMBER
TAX STRATEGIC                                                 MARCH 31, 1997**           DECEMBER 31, 1996        31, 1995
CLASS A                                                    SHARES        AMOUNT        SHARES        AMOUNT       SHARES
Shares sold............................................     315,408    $ 4,371,432      652,149    $ 8,273,511    215,649
Shares issued on reinvestment of distributions.........       4,842         66,689       26,949        357,306      8,759
Shares redeemed........................................     (38,895)      (539,727)     (73,546)      (929,252)    (2,950)
Net increase...........................................     281,355      3,898,394      605,552      7,701,565    221,458
CLASS B
Shares sold............................................     816,857     11,299,403    1,563,566     19,725,070    550,703
Shares issued on reinvestment of distributions.........       8,114        111,726       59,693        793,572     21,721
Shares redeemed........................................     (36,136)      (499,992)     (85,378)    (1,087,302)   (34,427)
Net increase...........................................     788,835     10,911,137    1,537,881     19,431,340    537,997
CLASS C
Shares sold............................................     102,016      1,405,348      263,684      3,324,801     39,093
Shares issued on reinvestment of distributions.........         745         10,250        6,172         81,908      1,561
Shares redeemed........................................     (31,923)      (445,521)      (5,604)       (70,810)        --
Net increase...........................................      70,838        970,077      264,252      3,335,899     40,654
CLASS Y
Shares sold............................................      27,768        386,755       63,086        768,496     92,229
Shares issued on reinvestment of distributions.........       1,657         22,900       26,475        341,313     66,375
Shares redeemed........................................     (12,744)      (174,602)     (84,857)    (1,055,874)   (84,665)
Net increase...........................................      16,681        235,053        4,704         53,935     73,939
Total net increase resulting from Fund share
  transactions.........................................   1,157,709    $16,014,661    2,412,389    $30,522,739    874,048
TAX STRATEGIC
CLASS A                                                    AMOUNT
Shares sold............................................  $ 2,527,734
Shares issued on reinvestment of distributions.........      105,291
Shares redeemed........................................      (36,239)
Net increase...........................................    2,596,786
CLASS B
Shares sold............................................    6,364,106
Shares issued on reinvestment of distributions.........      260,033
Shares redeemed........................................     (407,693)
Net increase...........................................    6,216,446
CLASS C
Shares sold............................................      457,822
Shares issued on reinvestment of distributions.........       18,761
Shares redeemed........................................           --
Net increase...........................................      476,583
CLASS Y
Shares sold............................................    1,062,541
Shares issued on reinvestment of distributions.........      774,666
Shares redeemed........................................     (952,606)
Net increase...........................................      884,601
Total net increase resulting from Fund share
  transactions.........................................  $10,174,416

 * For Class A, Class B, and Class C shares, the Fund share transaction activity reflects the period January 17, 1995, January 6, 1995, and March 3, 1995, respectively (commencement of class operations) through December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
NOTE 5 -- INVESTMENT TRANSACTIONS
     The cost of purchases and proceeds from sales of investments, excluding short-term securities for the three months ended March 31, 1997 and year ended December 31, 1996 were as follows:

                                        THREE MONTHS
                                           ENDED                                 YEAR ENDED
                                       MARCH 31, 1997                        DECEMBER 31, 1996
                               PURCHASES             SALES             PURCHASES             SALES
American Retirement....       $ 25,839,480        $  9,477,392        $ 61,282,970        $ 10,474,200
Balanced...............        246,036,067         247,581,271         301,410,563         419,093,895
Foundation.............         62,412,840          24,762,245         435,891,619         116,921,520
Tax Strategic..........         34,192,321          17,289,466          59,793,904          34,152,600

     On March 31, 1997, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost for federal tax purposes was as follows:

                              APPRECIATION        DEPRECIATION            NET                TAX COST
American Retirement....       $ 13,902,963        $  3,014,733        $ 10,888,230        $  117,680,684
Balanced...............        121,310,893          19,483,252         101,827,641           803,831,536
Foundation.............        238,227,950          56,382,716         181,845,234         1,462,625,716
Tax Strategic..........          7,242,856           1,092,339           6,150,517            66,357,612

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 6 -- CONCENTRATION OF CREDIT RISK
     Tax Strategic invests the municipal bond portion of its portfolio in obligations issued by states, territories and possessions of the United States and by their political subdivisions and duly constituted authorities. The issuers' abilities to meet their obligations may be affected by economic and political developments in a specific state or region. Certain debt obligations held in the Fund's municipal portfolio may be entitled to the benefit of standby letters of credit or other guarantees of banks or other financial institutions.
NOTE 7 -- FINANCING AGREEMENT
     Effective July 3, 1996, a financing agreement was put in place between all of the Evergreen Funds and State Street. Under this agreement, State Street provided an unsecured line of credit facility, in the aggregate amount of $100 million ($50 million committed and $50 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only and is subject to each participating Fund's borrowing restrictions.
     Effective October 31, 1996, a new financing agreement was put in place between all of the Evergreen Funds and State Street, Societe Generale and ABN AMRO Bank N.V. (collectively, the "Banks"). Under this agreement, the Banks provide an unsecured line of credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly between the Banks. Borrowings under these facilities bear interest at
 .75% per annum above the Federal Funds rate. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which would be allocated to all participating funds.
     The Funds had no borrowings under the financing agreements during the three months ended March 31, 1997 or the year ended December 31, 1996.
NOTE 8 -- DEFERRED TRUSTEE'S FEES
     Each Trustee may defer any or all compensation related to performance of duties as a Trustee of the Funds. Each Trustee's deferred balances are allocated to deferral accounts which are included in the accrued expenses for each Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in each Fund's Trustee's fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of March 31, 1997, the value of the Trustees deferral accounts was $10,325, $27,360, $8,650 and $3,583 for American Retirement, Balanced, Foundation and Tax Strategic, respectively.
NOTE 9 -- CHANGE IN FISCAL YEAR
     American Retirement, Balanced, Foundation and Tax Strategic have changed their fiscal year end to March 31 from December 31, effective March 31, 1997.
NOTE 10 -- SUBSEQUENT EVENTS
     Effective May 5, 1997, Evergreen Keystone Service Company, an affiliate of First Union, became the Funds' transfer agent, dividend disbursement agent and shareholder servicing agent.
                                                                              65

                          INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF
  THE EVERGREEN AMERICAN RETIREMENT TRUST
  EVERGREEN INVESTMENT TRUST
  EVERGREEN FOUNDATION TRUST

     We have audited the accompanying statements of assets and liabilities, including the statements of investments of the Evergreen Balanced Funds listed below as of March 31, 1997, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the years or periods presented below:

    EVERGREEN AMERICAN RETIREMENT FUND (ONE OF THE PORTFOLIOS CONSTITUTING THE EVERGREEN AMERICAN RETIREMENT TRUST) -- statements of operations, changes in net assets, and financial highlights for the three months ended March 31, 1997 and the year ended December 31, 1996. The statement of changes in net assets for the year ended December 31, 1995 and the financial highlights for each of the years or periods in the four-year period ended December 31, 1995 were audited by other auditors whose report dated February 15, 1996 expressed an unqualified opinion thereon.

    EVERGREEN BALANCED FUND (ONE OF THE PORTFOLIOS CONSTITUTING EVERGREEN INVESTMENT TRUST) -- statements of operations for the three months ended March 31, 1997 and the year ended December 31, 1996, statements of changes in net assets for the three months ended March 31, 1997 and each of the years in the two-year period ended December 31, 1996, and financial highlights for the three months ended March 31, 1997 and each of the years in the five-year period ended December 31, 1996.

    EVERGREEN FOUNDATION FUND (ONE OF THE PORTFOLIOS CONSTITUTING EVERGREEN FOUNDATION TRUST) -- statements of operations, changes in net assets, and financial highlights for the three months ended March 31, 1997 and the year ended December 31, 1996. The statement of changes in net assets for the year ended December 31, 1995 and the financial highlights for each of the years or periods in the four-year period ended December 31, 1995 were audited by other auditors whose report dated February 15, 1996 expressed an unqualified opinion thereon.

    EVERGREEN TAX STRATEGIC FOUNDATION FUND (ONE OF THE PORTFOLIOS CONSTITUTING EVERGREEN FOUNDATION TRUST) -- statements of operations, changes in net assets, and financial highlights for the three months ended March 31, 1997 and the year ended December 31, 1996. The statement of changes in net assets for the year ended December 31, 1995 and the financial highlights for each of the years or periods in the two-year period ended December 31, 1995 and the period from November 2, 1993 (commencement of operations) through December 31, 1993 were audited by other auditors whose report dated February 15, 1996 expressed an unqualified opinion thereon.

     These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen American Retirement Fund, Evergreen Balanced Fund, Evergreen Foundation Fund, and Evergreen Tax Strategic Foundation Fund as of March 31, 1997, the results of their operations for three months ended March 31, 1997, the changes in their net assets for the three months ended March 31, 1997 and for the year ended December 31, 1996, and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                      KPMG PEAT MARWICK LLP

Boston, Massachusetts
May 2, 1997

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
                      (This Page Left Blank Intentionally)

                             TRUSTEES AND OFFICERS

                              TRUSTEES:

                              Laurence B. Ashkin*

                              Foster Bam*

                              James S. Howell, Chairman

                              Robert J. Jeffries*+

                              Gerald M. McDonnell

                              Thomas L. McVerry

                              William W. Pettit

                              Russell A. Salton, III M.D.

                              Michael S. Scofield

                              OFFICERS:

                              John J. Pileggi
                              President and Treasurer

                              George O. Martinez
                              Secretary

                              Sheryl Hirschfeld
                              Assistant Secretary

                              Stephen W. St. Clair
                              Assistant Treasurer

                              * These individuals are not trustees for Balanced.

                              + Trustee Emeritus

                   FEDERAL INCOME TAX STATUS OF DISTRIBUTIONS
                                  (UNAUDITED)
 During the fiscal period ended March 31, 1997, 79.13% of total dividends from net investment income paid by Tax Strategic were from tax-exempt interest income.
 For the corporate taxpayers, 57.39%, 37.48%, 42.49% and 48.23% of the ordinary income distributions paid during the fiscal period ended March 31, 1997 by American Retirement, Balanced, Foundation and Tax Strategic, respectively, qualified for the corporate dividends received deduction.

This report was prepared primarily for the information of fund shareholders. It is authorized for distribution if preceded or accompanied by the fund's current prospectus. The prospectus contains important information about the fund, including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone Funds, contact your financial adviser or call Evergreen Keystone.

            NOT       May lose value
           FDIC      No bank guarantee
          INSURED


              Evergreen Keystone Distributor, Inc.
Evergreen Keystone(SM) is a Service Mark of Evergreen Keystone Investment Services, Inc. Copyright 1997.

PAGE 1
KEYSTONE BALANCED FUND (K-1)
SEEKS CURRENT INCOME FROM A QUALITY SELECTION OF STOCKS AND BONDS.

Dear Shareholders:

We are pleased to report on Keystone Balanced Fund (K-1) for the 12-month period which ended June 30, 1997. Following this letter, the fund's portfolio manager will discuss specific issues of portfolio strategy.

PERFORMANCE

Your Fund returned 22.0% for the 12-month period which ended June 30, 1997. For the same period, the Standard & Poor's 500, a broad-based index of common stocks, returned 31.0%.
  We believe your Fund performed very well. During a year in which both the stock and bond markets experienced significant short-term volatility and longer-term positive trends, we believe your Fund's consistent, conservative strategy resulted in very strong performance.

ENVIRONMENT

The 12-month fiscal period was marked by successive waves of changing sentiment in the markets: first of investor confidence; then of concerns caused by rising interest rates and fears of excessive growth; and finally of renewed investor confidence as economic growth appeared to moderate and inflation remained under control.
  The first six months of the fiscal year, from July through December 1996, were characterized by an environment of strong corporate earnings and healthy economic growth. In this environment, the prices of stocks, especially the quality, dividend-paying, blue-chip stocks which your fund traditionally emphasizes, soared to new records. This environment carried over into early 1997, with the stock market continuing to rise. This rally, however, sputtered and paused in February as the stock market became worried about the bond market. Market interest rates started rising as bond traders worried that growth might be getting out of control and could generate a new burst of inflation. In fact, the rates of growth were increasing. Gross Domestic Product (GDP) grew by an inflation-adjusted 4.7% annualized rate in the last quarter of 1996 and by an even higher 5.6% in the first quarter of 1997. The Federal Reserve Board took notice, and hiked short-term rates by one-quarter of one percent in late March.
  The fears of inflation combined with the actions and expected future actions of the Federal Reserve Board caused a sharp correction in the bond and stock markets in late March and April. At the end of April, however, a succession of new economic reports indicated that economic growth was moderating and that inflation was not increasing. In response, interest rates again began falling and the bond market rallied. The stock market then resumed its rally, posting extremely strong performance numbers for the second quarter of 1997, the final quarter of your Fund's fiscal year.

STRATEGY

During the year, your Fund remained true to its long-term strategy, investing in larger capitalization, dividend-paying stocks and higher-rated bonds. At the end of the fiscal year, your Fund's allocation to stocks was 62.6% of net assets, close to the 62% allocation at the end of 1996. Your Fund's allocation to bonds, 36.7%, was modestly above the 34% allocation on December 31, 1996. Cash was relatively low, less than 1% of net assets. These allocations reflected decisions made in early May that the relative values of stocks were attractive, after the corrections of March and April, and that the reports of moderating economic growth could fuel a market rally.

                                 -- CONTINUED--

PAGE 2
KEYSTONE BALANCED FUND (K-1)

  Within the stock portion of the portfolio, the Fund concentrated on seasoned companies with stable earnings growth and reasonable price/earnings ratios, relative to the overall market. These stocks tended to be the better quality, highly liquid stocks which have led the rally. Within sectors, the Fund has been emphasizing the financial, chemicals and pharmaceutical industries, all of which performed very strongly in the rally in the latter part of the fiscal year.
  Within the bond portion of the portfolio, the Fund continued to focus on high quality corporate bonds, which tended to do very well in a period of moderate economic growth and low inflation. Average credit quality of portfolio bonds at the end of the fiscal year was AA, and the average maturity was 11.5 years.

OUTLOOK

Despite the lofty levels of stock prices at the conclusion of the fiscal year, we believe the environment continues to be healthy for both stocks and bonds in the foreseeable future. Gross Domestic Product continues to grow at a more moderate rate than it had experienced earlier in 1997, and there are still relatively few signs of inflationary pressure that could prompt the Federal Reserve Board to push short-term interest rates up significantly. To be sure, further market corrections, similar to that of March and April, would not be surprising.
  Despite our cautious optimism, it is important to remember that the financial markets move in cycles. We currently are well into our third year of strong, above-average returns from the stock markets. It seems reasonable to expect that the markets cannot indefinitely sustain their recent performance, and we recommend investors moderate their expectations about the level of returns they are likely to enjoy.
  With this outlook, we will continue to manage the Keystone Balanced Fund (K-1) with a conservative strategy, emphasizing the higher quality, dividend-paying securities that have helped the fund deliver consistent performance over the long term.
  Thank you for your support of Keystone Balanced Fund (K-1).

Sincerely,

/s/ Albert H. Elfner, III
Albert H. Elfner, III
CHAIRMAN
KEYSTONE INVESTMENT MANAGEMENT COMPANY

/s/ George S. Bissell
George S. Bissell
CHAIRMAN OF THE BOARD
KEYSTONE FUNDS

(Photo of Albert H. Elfner, III)      (Photo of George S. Bissell)
     ALBERT H. ELFNER, III            GEORGE S. BISSELL

August 1997

                               A Discussion With
                               Your Fund Manager

                        (Photo of Walter T. McCormick)

   WALTER T. MCCORMICK IS SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER, GROWTH AND INCOME, AT KEYSTONE INVESTMENT MANAGEMENT COMPANY. HE IS ALSO SENIOR PORTFOLIO MANAGER OF YOUR FUND. A CHARTERED FINANCIAL ANALYST WITH MORE THAN 25 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE, MR. MCCORMICK HOLDS AN MBA FROM RUTGERS UNIVERSITY. THE GROWTH & INCOME TEAM AT KEYSTONE ALSO INCLUDES PORTFOLIO MANAGERS MAUREEN CULLINANE, JUDITH WARNERS AND A TEAM OF EQUITY ANALYSTS. THE FIXED INCOME PORTION OF THE PORTFOLIO IS MANAGED BY CHRISTOPHER P. CONKEY, SENIOR VICE PRESIDENT AND CHIEF
                             INVESTMENT OFFICER, FIXED INCOME.

Q HOW DO YOU MANAGE THE FUND, AND IN WHAT KINDS OF SECURITIES DO YOU INVEST?

A The Fund is managed as a conservative-oriented vehicle that will provide long-term performance without taking too much risk. It is a balanced fund, and typically we will have from 60-to-65% of the portfolio in stocks, from 30-to-35% in bonds, with the remainder in cash. We manage the Fund to give the shareholder the opportunity to participate in the upside of the stock market, to have regular income coming into the portfolio to limit downside risk, and to be as consistent as possible.
  The stocks in which we invest tend to be the stocks of seasoned companies that pay regular quarterly dividends. They usually are large-cap companies, the type you find in the S&P 500 Index. Many of the stocks in the fund are household names with which the average person would be familiar. For example, on June 30, the top five stock holdings were DuPont, General Electric, Johnson & Johnson, BankAmerica, and Monsanto.
  The bonds in which we invest tend to be higher quality bonds. They are there to provide regular income and limit the fund's volatility. Typically, the average credit quality of the bond portfolio will be AAA or AA. We normally do not emphasize higher-yielding, "junk" bonds.

Q WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE PAST YEAR, AND HOW DID IT AFFECT STRATEGY?

A In the broadest terms, you would have to say we had a terrific environment. Unfortunately, it wasn't that simple. The fiscal year, which began in July 1996, started out very strong with a stable bond market, moderate to increasing economic growth, and rising corporate profits. The Keystone Balanced Fund (K-1) participated fully in this market, which was led by the larger-company stocks which the Fund emphasizes.
  The markets worry though, and early in 1997 there began to be growing concern that growth might become excessive, that the stock market was being fueled by speculation, and that we could have a resurgence of inflation that could upset the entire economy. That's when the Federal Reserve Board stepped in-- first in words in late December when Chairman Alan Greenspan warned of "irrational exuberance." The markets started cooling after reaching highs in February. In March, the Federal Reserve Board did raise short-term rates by one-quarter of one percent. There followed a sell-off that lasted for several weeks. During this FED-induced

PAGE 4
KEYSTONE BALANCED FUND (K-1)

TOP FIVE EQUITY INDUSTRY ALLOCATIONS

JUNE 30, 1997

                                                PERCENTAGE OF
INDUSTRY                                         NET ASSETS
Healthcare Products & Services                           9.2%
Oil                                                      6.7%
Chemical & Agricultural Products                         6.3%
Banks                                                    5.4%
Finance & Insurance                                      4.4%

correction, the S&P 500, which represents the largest stocks, fell by more than 10% and the broader NASDAQ Index, which includes some small company stocks, fell by more than 15%. At the time, we believed it would take two-to-three rate increases by the Federal Reserve Board to cool the economy down. During this period, we viewed the correction as an opportunity for long-term investors who were looking for value. In this rising interest rate environment, we managed the portfolio conservatively, lowering the price/earnings ratio of portfolio holdings, increasing the cash reserves, and investing in defensive areas, such as Real Estate Investment Trusts (REITS).
  In early May, it became apparent that the pace of economic growth was moderating and it was less certain that the Federal Reserve Board would raise rates one or two times more. The markets then began to recover. When the Federal Reserve Board did not raise rates at its May 20 meeting, the markets took off. Our strategy then was to reduce cash reserves, reduce REIT exposure, and increase holdings in some sectors, such as pharmaceuticals. We also re-established positions in some companies that we had sold when we had been concerned earlier in the year that their prices may have peaked. After the corrections of the spring, some of these stocks began to look attractive.

Q HOW IS THE BOND PORTFOLIO OF THE FUND MANAGED?

A We work closely with Keystone's fixed income department. In fact, Christopher Conkey, a Senior Vice President and Chief Investment Officer for Fixed Income, manages the bond portion of the portfolio.
  The emphasis in the bond portion of the portfolio continues to be on higher credit quality issues. Over the past several months, we have placed a greater emphasis on corporate bonds, which have done particularly well because of the generally favorable environment of moderate economic growth and low inflation. Since December 31, 1996, the percentage of corporate, industrial bonds in the overall portfolio has increased from about 4% to about 15%, while government bonds have been reduced from 6% of the entire portfolio to about 3%.
  As of June 30, 1997, the average credit quality of the portfolio was AA, the average maturity was 11.5 years, and the duration was 5.5 years.

Q A MAJOR CONCENTRATION OF STOCKS IN THE PORTFOLIO AT THE END OF THE PERIOD WAS IN HEALTHCARE. WHY DID YOU HAVE THIS EMPHASIS?

A Drug company stocks were hurt by the February correction in the market. However, after that correction, they began to look very attractive and we increased our emphasis there as the sector came back strongly. We like companies with strong product pipelines. By that, I mean they have the capability to develop and introduce new products over time. We like companies with stable earnings.
  Demographics tend to favor this industry. As the general population ages, there is likely to be a greater need for the drugs produced by the pharmaceutical industry.
  Major portfolio holdings from the pharmaceutical industry at the end of the fiscal year included American Home Products, Johnson & Johnson, and Bristol-Myers.

TOP 10 EQUITY HOLDINGS

JUNE 30, 1997

                                                    PERCENTAGE OF
STOCK                          INDUSTRY              NET ASSETS
Du Pont (E.I.)                 Chemical &
  De Nemours & Co.             Agricultural
                               Products                      3.3%
General Electric Co.           Capital Goods                 3.2%
Johnson & Johnson              Healthcare
                               Products &
                               Services                      2.8%
BankAmerica Corp.              Banks                         2.7%
Monsanto Co.                   Chemical &
                               Agricultural
                               Products                      1.6%
American Home Products Corp.   Healthcare
                               Products &
                               Services                      1.4%
Merck & Co., Inc.              Healthcare
                               Products &
                               Services                      1.4%
Mobil Corp.                    Oil                           1.3%
Boeing Co.                     Aerospace &
                               Defense                       1.3%
Sonat, Inc.                    Natural Gas                   1.3%

Q FINANCE, INCLUDING BANKS, INSURANCE COMPANIES AND OTHER FINANCIAL INSTITUTIONS, WAS ANOTHER MAJOR SECTOR IN THE FUND. WHY?

A Financial companies have played a leadership role in the stock market for the past two years, and their fundamentals still look good. The price/earnings ratios of this sector are still below the markets, and yet we believe the growth rates and prospects are above average.
  We have invested chiefly in banks, insurance companies, and government mortgage agencies such as the Federal Home Loan Mortgage Corporation (Freddie
Mac) and Federal National Mortgage Association (Fannie Mae). The banks in which we have invested tend to have strong operating fundamentals that should help them thrive in the current environment of stable-to-declining interest rates. We have good positions in BankAmerica, BankBoston and Chase Manhattan.

Q THE THIRD LARGEST SECTOR WAS THE CHEMICAL INDUSTRY. WHY DID YOU INVEST THERE?

A We are not enthusiastic about the commodity chemical business, but we do like some companies in this industry.
  One is Du Pont, which is restructuring and refocusing its business on the fastest growing areas, such as agriculture and healthcare.
  Another is Monsanto, which probably is best positioned in the agricultural chemicals, which is a very important leader. It is a market leader with products such as Roundup, a weedkiller marketed to both farmers and homeowners.

Q WHAT IS YOUR OUTLOOK?

A The current investing environment is good. We have good growth, low inflation and strong corporate profits. Right now, I see no reason for this environment to end, although eventually there will be something down the road that will change things.
  We are enjoying an environment that is favorable to the stocks of the quality, seasoned companies in which we invest. But the environment also help the quality corporate bonds in which the Fund invests.
  As long as these relatively benign conditions persist, we do not anticipate major corrections.
  It is important to remember though that this is a fund that does not take excessive risk. When corrections do come, we believe we are prepared to outperform more aggressive investment strategies.

                                 (Diamond)

   THIS COLUMN IS INTENDED TO ANSWER QUESTIONS ABOUT YOUR FUND.
   IF YOU HAVE A QUESTION YOU WOULD LIKE ANSWERED, PLEASE WRITE TO:
                  EVERGREEN KEYSTONE INVESTMENT SERVICES, INC.
                        ATTN: SHAREHOLDER COMMUNICATIONS
                      201 SOUTH COLLEGE STREET, SUITE 400,
                           CHARLOTTE, N.C. 28288-1195

PAGE 6
KEYSTONE BALANCED FUND (K-1)

                            Your Fund's Performance


Growth of an investment in
Keystone Balanced Fund (K-1)

(Line graph appears here with the following plot points.)

In Thousands
                        6/87   6/88   6/89   6/90   6/91   6/92   6/93   6/94   6/95   6/96   6/97
Dividend Reinvestment   (CUSTOMER: PLEASE FILL IN)
Initial Investment

Total value: $25,965

A $10,000 investment in Keystone Balanced Fund (K-1) made on June 30, 1987 with all distributions reinvested was worth $25,965 on June 30, 1997. Past performance is no guarantee of future results.


Comparisons of change in value of a $10,000 investment in Keystone Balanced Fund (K-1), the Standard & Poors 500 Index and the Consumer Price Index.

(Line graph appears here with the following plot points.)

In Thousands                   June 30, 1987 through June 30, 1997
                        6/87   6/88   6/89   6/90   6/91   6/92   6/93   6/94   6/95   6/96   6/97
The Fund                (CUSTOMER: PLEASE FILL IN)
CPI
S&P 500

Past performance is no guarantee of future results. The Standard & Poors 500 Index is an unmanaged market index. This index does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through June 30, 1997.

The cumulative and average annual total returns with sales charge calculations reflect the deduction of the 3% contingent deferred sales charge (CDSC) for those investors who sold Fund shares after one calendar year. Investors who retained their investment earned the returns in the without sales charge lines.
  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
  You may exchange your shares for another Keystone Classic fund by phone or in writing. The Fund reserves the right to change or terminate the exchange offer.

HISTORICAL RECORD

CUMULATIVE TOTAL RETURN
1 year w/o sales charge                           21.95%
1 year w/sales charge                             18.95%
Five years                                        78.31%
Ten years                                        159.65%

AVERAGE ANNUAL TOTAL RETURN
1 year w/o sales charge                           21.95%
1 year w/sales charge                             18.95%
5 years                                           12.26%
10 years                                          10.01%

SCHEDULE OF INVESTMENTS-- JUNE 30, 1997

  SHARES                                              VALUE
COMMON STOCKS-- 59.4%
                   ADVERTISING & RELATED SERVICES-- 0.3%
     46,800        Gannett Inc..................  $    4,621,500
                   AEROSPACE & DEFENSE-- 2.0%
    400,000        Boeing Co. (The).............      21,225,000
     49,600        Honeywell, Inc...............       3,763,400
     50,000        Rockwell International
                     Corp.......................       2,950,000
     62,200        United Technologies Corp.....       5,162,600
                                                      33,101,000
                   AUTOMOTIVE EQUIPMENT & MANUFACTURING-- 1.3%
    250,000        Ford Motor Co................       9,437,500
    150,000        General Motors Corp..........       8,353,125
     93,038        Genuine Parts Co.............       3,151,645
                                                      20,942,270
                   BANKS-- 5.4%
    673,920        BankAmerica Corp.............      43,509,960
    250,000        BankBoston Corp..............      18,015,625
    159,747        Chase Manhattan Corp.........      15,505,443
     42,000        Morgan (J.P.) & Co., Inc.....       4,383,750
     24,200        Wells Fargo & Co.............       6,521,900
                                                      87,936,678
                   BUSINESS EQUIPMENT & SERVICES-- 0.3%
     62,769        Xerox Corp...................       4,950,905
                   CAPITAL GOODS-- 3.6%
     60,000        Deere & Co...................       3,292,500
    792,000        General Electric Co..........      51,777,000
     50,500        Ingersoll Rand Co............       3,118,375
                                                      58,187,875
                   CHEMICAL & AGRICULTURAL PRODUCTS-- 6.3%
     28,000        Air Products & Chemicals,
                     Inc........................       2,275,000
    133,200        Dow Chemical Co..............      11,605,050
    862,000        Du Pont (E.I.) De Nemours &
                     Co.........................      54,198,250
    600,000        Monsanto Co..................      25,837,500
    136,000        PPG Industries, Inc..........       7,905,000
                                                     101,820,800
                   CONSUMER PRODUCTS & SERVICES-- 2.3%
     32,600        Avon Products, Inc...........       2,300,338
    150,000        Gillette Co. (The)...........      14,212,500
    100,000        International Flavours &
                     Fragrances, Inc............       5,050,000
    110,000        Procter & Gamble Co. (The)...      15,537,500
                                                      37,100,338
  SHARES                                              VALUE
COMMON STOCKS-- CONTINUED
                   DIVERSIFIED COMPANIES-- 0.9%
     71,300        Allied-Signal Inc............  $    5,989,200
     80,000        Minnesota Mining &
                     Manufacturing Co...........       8,160,000
                                                      14,149,200
                   ELECTRICAL EQUIPMENT & SERVICES-- 1.2%
     50,000        AMP, Inc.....................       2,087,500
    200,000        Motorola, Inc................      15,200,000
     40,000        Thomas & Betts Corp..........       2,102,500
                                                      19,390,000
                   FINANCE & INSURANCE-- 3.2%
     30,000        Aetna, Inc...................       3,071,250
     64,892        Allstate Corp. (The).........       4,737,116
     20,000        CIGNA Corp...................       3,550,000
    414,400        Federal Home Loan Mortgage
                     Corp.......................      14,245,000
    200,000        Federal National Mortgage
                     Assn.......................       8,725,000
     15,000        General Reinsurance Corp.....       2,730,000
     25,200        Hartford Life, Inc. Cl. A....         945,000
     53,600        PMI Group, Inc. (The)........       3,343,300
     68,200        SAFECO Corp..................       3,186,219
     40,000        St. Paul Companies, Inc......       3,050,000
    100,000        Travelers Property Casualty
                     Corp. Cl. A................       3,987,500
                                                      51,570,385
                   FOOD & BEVERAGE PRODUCTS-- 2.8%
    324,000        Anheuser-Busch Companies.,
                     Inc........................      13,587,750
     46,800        CPC International, Inc.......       4,320,225
     30,000        General Mills, Inc...........       1,953,750
     79,200        H.J. Heinz Co................       3,653,100
     44,000        Kellogg Co...................       3,767,500
    339,300        Philip Morris Companies,
                     Inc........................      15,056,437
     86,000        Sara Lee Corp................       3,579,750
                                                      45,918,512

PAGE 8
KEYSTONE BALANCED FUND (K-1)

SCHEDULE OF INVESTMENTS-- JUNE 30, 1997

  SHARES                                              VALUE
COMMON STOCKS-- CONTINUED
                   HEALTHCARE PRODUCTS & SERVICES-- 9.2%
    300,000        American Home Products
                     Corp.......................  $   22,950,000
     47,400        Baxter International, Inc....       2,476,650
    110,000        Bristol-Myers Squibb Co......       8,910,000
    710,400        Johnson & Johnson............      45,732,000
     47,626        Lilly (Eli) & Co.............       5,206,117
    213,000        Merck & Co., Inc.............      22,045,500
    145,200        Pfizer, Inc..................      17,351,400
    204,800        Schering-Plough Corp.........       9,804,800
     57,200        SmithKline Beecham plc, ADR..       5,240,950
     84,000        Warner-Lambert Co............      10,437,000
                                                     150,154,417
                   METAL PRODUCTS & SERVICES-- 0.5%
     40,000        Aluminum Company of
                     America....................       3,015,000
     56,138        Freeport McMoran Copper &
                     Gold Class B...............       1,747,295
     22,000        Phelps Dodge Corp............       1,874,125
     24,400        Reynolds Metals Co...........       1,738,500
                                                       8,374,920
                   NATURAL GAS-- 1.4%
     54,000        Enron Corp...................       2,203,875
    407,000        Sonat, Inc...................      20,858,750
                                                      23,062,625
                   OFFICE EQUIPMENT & SUPPLIES-- 1.8%
    200,000        Hewlett-Packard Co...........      11,200,000
    348,028        Ikon Office Solutions, Inc...       8,678,948
    100,000        International Business
                     Machines Corp..............       9,018,750
                                                      28,897,698
                   OIL-- 6.7%
     96,600        Amoco Corp...................       8,398,162
    289,000        Atlantic Richfield Co........      20,374,500
    263,600        Chevron Corp.................      19,489,925
    127,000        Exxon Corp...................       7,810,500
    310,800        Mobil Corp...................      21,717,150
    157,000        Occidental Petroleum Corp....       3,934,813
    280,400        Royal Dutch Petroleum Co.....      15,246,750
    294,400        Unocal Corp..................      11,426,400
                                                     108,398,200
  SHARES                                              VALUE
COMMON STOCKS-- CONTINUED
                   OIL FIELD SERVICES-- 0.5%
     45,200        Halliburton Co...............  $    3,582,100
     31,100        Schlumberger Ltd.............       3,887,500
                                                       7,469,600
                   PAPER & PACKAGING-- 1.9%
     30,800        Georgia-Pacific Corp.........       2,629,550
     57,000        International Paper Co.......       2,768,063
     69,600        Kimberly-Clark Corp..........       3,462,600
    174,014        Unisource Worldwide, Inc.....       2,784,224
    370,350        Weyerhaeuser Co..............      19,258,200
                                                      30,902,637
                   REAL ESTATE-- 2.8%
    119,500        Arden Realty, Inc.
                     (R.E.I.T)..................       3,107,000
    500,000        Beacon Properties Corp.
                     (R.E.I.T.).................      16,687,500
     50,000        Boston Properties, Inc.
                     (R.E.I.T.).................       1,375,000
     70,000        First Industrial Realty
                     Trust, Inc. (R.E.I.T.).....       2,047,500
    200,000        Patriot American Hospitality,
                     Inc. (R.E.I.T.)............       5,100,000
     50,000        Prentiss Properties Trust
                     (R.EI.T.)..................       1,281,250
    294,112        Rouse Co.....................       8,676,304
    100,000        Spieker Properties, Inc.
                     (R.E.I.T.).................       3,518,750
    100,000        TriNet Corporate Realty
                     Trust, Inc. (R.E.I.T.).....       3,306,250
                                                      45,099,554
                   RETAILING & WHOLESALE-- 0.4%
     60,000        May Department Stores Co.....       2,835,000
     70,000        Sears Roebuck & Co...........       3,762,500
                                                       6,597,500
                   TELECOMMUNICATION SERVICES & EQUIPMENT-- 3.0%
    124,000        Ameritech Corp...............       8,424,250
     90,000        Bell Atlantic Corp...........       6,828,750
    162,000        GTE Corp.....................       7,107,750
    200,000        Northern Telecom Ltd.........      18,200,000
     88,088        NYNEX Corp...................       5,076,071
     75,480        Sprint Corp..................       3,972,135
                                                      49,608,956

SCHEDULE OF INVESTMENTS-- JUNE 30, 1997

  SHARES                                              VALUE
COMMON STOCKS-- CONTINUED
                   TRANSPORTATION-- 0.4%
     40,000        Norfolk Southern Corp........  $    4,030,000
     46,800        Union Pacific Corp...........       3,299,400
                                                       7,329,400
                   UTILITIES-- 1.2%
     39,500        American Electric Power Co.,
                     Inc........................       1,659,000
     74,000        Consolidated Edison Co. of
                     New York, Inc..............       2,178,375
     31,050        Dominion Resources, Inc......       1,137,206
     42,000        Duke Power Co................       2,013,375
    108,000        Emerson Electric Co..........       5,946,750
     71,400        Florida Progress Corp........       2,235,712
     27,000        FPL Group, Inc...............       1,243,688
     86,800        Houston Industries., Inc.....       1,860,775
     44,105        Texas Utilities Co...........       1,518,866
                                                      19,793,747
TOTAL COMMON STOCKS
  (COST $458,795,114)...........................     965,378,717
CONVERTIBLE PREFERRED-- 2.1%
                   FINANCE & INSURANCE-- 1.2%
     64,200        Allstate Corp. (The)
                     6.76%, Exchangeable Notes
                     Due 4/15/98................       3,338,400
     63,500        Conseco, Inc.
                     7.00%, PRIDES..............       8,239,125
    200,000        SunAmerica, Inc.
                     $3.188, PERCS..............       8,725,000
                                                      20,302,525
                   OFFICE EQUIPMENT & SUPPLIES-- 0.2%
     55,000        Ikon Office Solutions, Inc.
                     $5.04, 10/01/1998..........       3,540,625
                   RETAILING & WHOLESALE-- 0.7%
    200,000        Kmart Financing I
                     7.75%......................      10,975,000
TOTAL CONVERTIBLE PREFERRED
  (COST $28,714,617)............................      34,818,150
CONVERTIBLE DEBENTURES-- 1.1%
                   BUSINESS EQUIPMENT & SERVICES-- 0.2%
  2,000,000        US Filter Corp.
                     6.00%, 9/15/05 144A........       3,100,000
  SHARES                                              VALUE
CONVERTIBLE DEBENTURES-- CONTINUED
                   ELECTRICAL EQUIPMENT & SERVICES-- 0.2%
  3,000,000        Solectron Corp.
                     6.00%, 3/1/06 144A.........  $    3,723,750
                   ENVIRONMENTAL SERVICES-- 0.3%
  4,900,000        USA Waste Services, Inc.
                     4.00%, 2/1/02..............       5,344,087
                   RETAILING & WHOLESALE-- 0.4%
  5,250,000        Staples, Inc.
                     4.50%, 10/1/00 144A........       6,339,375
TOTAL CONVERTIBLE DEBENTURES
  (COST $15,150,000)............................      18,507,212
CORPORATE BONDS-- 15.4%
                   AEROSPACE & DEFENSE-- 0.5%
  3,000,000        Boeing Co.
                     7.88%, 4/15/43.............       3,165,060
  3,650,000        McDonnell Douglas Corp.
                     9.25%, 4/1/02..............       4,013,321
                                                       7,178,381
                   AUTOMOTIVE EQUIPMENT & MANUFACTURING-- 1.0%
  3,000,000        Ford Motor Co.
                     7.70%, 5/15/97.............       3,023,520
  5,600,000        General Motors Corp.
                     9.63%, 12/1/00.............       6,094,200
  7,500,000        Hertz Corp.
                     7.00%, 5/1/02..............       7,528,125
                                                      16,645,845
                   BANKS-- 1.0%
  6,500,000        ABN Amro Bank NV Chicago
                     Branch
                     7.30%, 12/1/26.............       6,119,360
  4,500,000        Amsouth Bancorp.
                     6.75%, 11/1/25.............       4,399,875
  4,500,000        Export Import Bank Korea
                     7.10%, 3/15/07.............       4,541,130
  1,000,000        Wachovia Corp.
                     6.61%, 10/1/25.............         985,460
                                                      16,045,825
                   ELECTRICAL EQUIPMENT & SERVICES-- 0.1%
  2,250,000        Korea Electric Power Corp.
                     7.00%, 2/1/27..............       2,205,923

PAGE 10
KEYSTONE BALANCED FUND (K-1)

SCHEDULE OF INVESTMENTS-- JUNE 30, 1997

  SHARES                                              VALUE
CORPORATE BONDS-- CONTINUED
                   FINANCE & INSURANCE-- 4.5%
  8,000,000        Ambac, Inc.
                     9.38%, 8/1/11..............  $    9,512,800
  6,550,000        Associates Corp. North
                     America
                     8.63%, 11/15/04............       7,159,805
  5,250,000        CCC Putable Asset Trust
                     6.45%, 10/18/99 144A.......       5,233,725
  4,500,000        CIT Group Holdings, Inc.
                     9.25%, 3/15/01.............       4,875,660
  5,050,000        Fleet Mortgage Group, Inc.
                     6.50%, 6/15/00.............       5,035,305
  5,400,000        Ford Credit Auto Owner Trust
                     6.30%, 1/15/01.............       5,389,848
  4,750,000        Ford Motor Credit
                     6.90%, 6/5/00..............       4,784,865
  6,400,000        General Motors Acceptance
                     Corp.
                     7.13%, 5/1/01..............       6,476,992
  5,000,000        International Lease Finance
                     Corp.
                     6.38%, 2/15/02.............       4,912,300
  3,000,000        Mellon Capital II
                     7.99%, 1/15/27.............       2,996,400
  5,750,000        Michigan Bell Telephone Co.
                     5.88%, 9/15/99.............       5,684,852
  2,200,000        Prudential Funding
                     7.13%, 7/1/07..............       2,195,600
  5,500,000        Sun Life Canada Us Cakp
                     Trust I
                     8.53%, 5/29/49 144A........       5,678,750
  3,500,000        Travelers Capital III
                     7.75%, 12/1/36.............       3,395,140
                                                      73,332,042
                   FOOD & BEVERAGE PRODUCTS-- 0.3%
  5,000,000        Philip Morris Companies, Inc.
                     7.20%, 2/1/07..............       4,933,800
                   INDUSTRIAL SPECIALTY PRODUCTS & SERVICES--
                     0.6%
  7,000,000        GTE Corp.
                     8.75%, 11/1/21.............       7,906,430
  1,100,000        Textron, Inc. Series C
                     10.01%, 2/1/00.............       1,188,962
                                                       9,095,392
  SHARES                                              VALUE
CORPORATE BONDS-- CONTINUED
                   MACHINERY-- DIVERSIFIED-- 0.1%
  2,000,000        Caterpillar, Inc.
                     9.38%, 7/15/01.............  $    2,176,320
                   NATURAL GAS-- 0.4%
  6,575,000        Tennessee Gas Pipeline Co.
                     7.50%, 4/1/17..............       6,549,818
                   OIL-- 1.8%
  4,300,000        Occidental Petroleum Corp.
                     10.13%, 9/15/09............       5,245,312
  5,286,572        Oslo Seismic
                     8.28%, 6/1/11 144A.........       5,573,422
 10,000,000        Sun, Inc.
                     8.13%, 11/1/99.............      10,346,300
  7,500,000        Transocean Offshore, Inc.
                     8.00%, 4/15/27.............       7,752,075
                                                      28,917,109
                   OIL FIELD SERVICES-- 0.6%
 10,000,000        Baker Hughes Inc.
                     7.63%, 2/15/99.............      10,195,000
                   PAPER & PACKAGING-- 0.5%
  8,000,000        James River Corp. of Virginia
                     6.75%, 10/1/99.............       8,051,040
                   PUBLISHING, BROADCASTING & ENTERTAINMENT--
                     1.8%
  5,500,000        Belo (A.H.) Corp.
                     7.13%, 6/1/07..............       5,452,947
 11,338,000        Continental Cablevision, Inc.
                     9.00%, 9/1/08..............      12,674,977
 10,000,000        Time Warner, Inc.
                     9.15%, 2/1/23..............      11,044,900
                                                      29,172,824
                   REAL ESTATE-- 0.2%
  3,500,000        Simon Debartolo Group, Inc.
                     6.88%, 11/15/06............       3,386,950
                   RETAILING & WHOLESALE-- 0.3%
  5,250,000        Mattel, Inc.
                     6.75%, 5/15/00.............       5,269,215

SCHEDULE OF INVESTMENTS-- JUNE 30, 1997

  SHARES                                              VALUE
CORPORATE BONDS-- CONTINUED
                   TRANSPORTATION-- 0.5%
  3,000,000        Golden State Petroleum
                     Transport Corp.
                     8.04%, 2/1/19 144A.........  $    2,997,656
  5,500,000        Norfolk Southern Corp.
                     7.05%, 5/1/37..............       5,582,170
                                                       8,579,826
                   UTILITIES-- 1.2%
  5,000,000        Central Illinois Public
                     Service Co.
                     7.61%, 6/1/17..............       5,081,250
  4,000,000        Citizens Utilities Co.
                     7.05%, 10/1/46.............       3,755,880
  5,000,000        Georgia Power Co.
                     6.13%, 9/1/99..............       4,970,100
  4,000,000        Rural Electric Cooperative
                     8.67%, 9/15/18.............       4,399,360
    568,000        System Energy Resources, Inc.
                     11.38%, 9/1/16.............         606,596
                                                      18,813,186
TOTAL CORPORATE BONDS
  (COST $250,445,805)...........................     250,548,496
FOREIGN BONDS (U.S. DOLLARS)--
  0.3%
  5,000,000        Bayer Corp.
                     7.13%, 10/1/15 144A........       4,806,450
               TOTAL FOREIGN BONDS (U.S. DOLLARS)
  (COST $5,164,250).............................       4,806,450
FOREIGN BONDS (NON U.S. DOLLARS)-- 2.7%
 18,500,000        Canada Government
                     8.75%, 12/1/05.............      15,570,839
 86,299,000        Denmark Kingdom
                     7.00%, 11/15/07............      13,653,383
 21,850,000        Germany (Republic of)
                     6.88%, 5/12/05.............      13,680,523
    424,000        Nykredit
                     6.00%, 10/1/26.............          58,014
                                                      42,962,759
TOTAL FOREIGN BONDS (NON U.S.
  DOLLARS) (COST $45,039,690)...................      42,962,759
  SHARES                                              VALUE
ASSET-BACKED SECURITIES-- 2.7%
  2,500,000        Contimortgage Home Equity
                     Loan, Series 1996-4, Class
                     A9,
                     6.88%, 1/15/28.............  $    2,477,325
  6,150,000        Correstates Home Equity Loan,
                     Series 1996-1, Class A4,
                     7.00%, 6/15/12.............       6,105,797
                   Green Tree Financial Corp.
  6,000,000        Series 1993-4, Class A3,
                     6.25%, 1/15/19.............       5,968,080
  6,000,000        Series 1997-3, Class A5,
                     7.14%, 7/15/28.............       6,068,437
  5,000,000        Olympic Automobile
                     Receivables,
                     Series 1996-C, Class A4,
                     6.80%, 3/15/02.............       5,029,400
  7,500,000        Southern Pacific Secured
                     Assets Corp.,
                     Series 1996-3A, Class A4,
                     7.60%, 10/25/27............       7,514,062
  1,185,000        University Support Services
                     Inc., Series 1992-D,
                     9.07%, 11/1/07.............       1,184,259
  3,000,000        Western Financial Owner
                     Trust, Series 1996-D,
                     6.40%, 4/20/03.............       2,984,063
  6,650,000        World Omni Automobile Lease,
                     Series 1997-A, Class A4,
                     6.90%, 6/25/03.............       6,706,060
                                                      44,037,483
TOTAL ASSET-BACKED SECURITIES
  (COST $43,609,424)............................      44,037,483
MORTGAGE-BACKED SECURITIES--
  12.4%
                   COLLATERALIZED MORTGAGE OBLIGATIONS-- 8.4%
                   Asset Securitization Corp.
  3,300,000        Series 1996-D3, Class A3,
                     7.69%, 10/13/26............       3,400,031
  4,000,000        Series 1997-D4, Class A2,
                     7.41%, 4/14/27.............       4,128,750
  4,450,000        Bankamerica Mortgage
                     Services, Series 1997-1,
                     Class M,
                     7.50%, 10/15/25............       4,446,507

PAGE 12
KEYSTONE BALANCED FUND (K-1)

SCHEDULE OF INVESTMENTS-- JUNE 30, 1997

  SHARES                                              VALUE
MORTGAGE-BACKED SECURITIES-- CONTINUED
  2,200,000        Chase Commercial
                     Mortgage Securities Corp.,
                     Series 1997-1, Class B,
                     7.37%, 6/19/29.............  $    2,236,438
  4,818,686        Chase Mortgage Finance
                     Corp., Series 1994-D, Class
                     M,
                     6.75%, 2/25/25.............       4,501,327
  1,774,203        Criimi Mae Financial Corp.,
                     Series 1A,
                     7.00%, 1/1/33..............       1,735,946
  1,250,000        FFCA Secured Lending
                     Corp., Series 1997-1, Class
                     B1,
                     7.74%, 6/15/13.............       1,271,875
                   FHLMC
  7,148,000        Series 117, Class G,
                     8.50%, 1/15/21.............       7,631,848
  5,500,000        Series 1701, Class PH,
                     6.50%, 3/15/09.............       5,391,100
  6,500,000        Series 1996-17, Class A,
                     6.00%, 8/25/04.............       6,268,925
  5,542,694        Financial Asset
                     Securitization,
                     Series 1997-NAM 1, Class
                     FXA2,
                     7.75%, 4/25/27.............       5,631,655
                   FNMA
  5,000,000        Remic Trust 1993-156, Class
                     B,
                     6.50%, 4/25/18.............       4,812,500
  1,250,000        Remic Trust 1993-248, Class
                     SA,
                     3.26%, 8/25/23.............         947,656
  3,454,305        G E Capital Mortgage Services
                     Inc.,
                     Series 1994-10, Class A14,
                     6.50%, 3/25/24.............       3,310,736
  4,450,000        GS Mortgage Security Corp.,
                     Series 1996-PL, Class A2,
                     7.41%, 2/15/27.............       4,338,055
  6,450,556        Headlands Mortgage
                     Securities, Inc.,
                     Series 1997-2, Class AI10,
                     7.75%, 5/25/27.............       6,517,077
  7,974,017        Independent National Mortgage
                     Corp., Series 1997-A, Class
                     A,
                     7.85%, 12/26/26 144A.......       8,003,301
  SHARES                                              VALUE
MORTGAGE-BACKED SECURITIES-- CONTINUED
  1,273,516        KS Mortgage Capital,
                     L. P., Series 1995-1, Class
                     A1,
                     7.06%, 4/20/02 144A........  $    1,277,496
                   Merrill Lynch Mortgage
                     Investors, Inc.
  5,000,000        Series 1991-D, Class B,
                     9.85%, 7/15/11.............       5,276,550
  1,823,926        Series 1992-B, Class B,
                     8.50%, 4/15/12.............       1,867,810
  2,110,236        Series 1992-D, Class B,
                     8.50%, 6/15/17.............       2,198,824
  2,299,000        Series 1996-C2, Class B,
                     6.96%, 11/21/28............       2,263,437
  5,000,000        Series 1997-C1, Class A3,
                     7.12%, 6/18/29.............       5,012,500
  5,870,000        Merrill Lynch Trust
                     XXXV, Class G,
                     8.45%, 11/1/18.............       6,163,500
  2,000,000        Mid State Trust,
                     Series 6, Class A3,
                     7.54%, 7/1/35..............       2,011,250
  7,000,000        Morgan Stanley Capital 1
                     Inc.,
                     Series 1997-WF1, Class A2,
                     7.22%, 5/15/07 144A........       7,089,687
  1,131,031        Paine Webber Mortgage
                     Acceptance Corp. IV, Series
                     1993-5, Class A3,
                     6.88%, 6/25/08.............       1,131,384
  7,000,000        PNC Mortgage Securities
                     Corp., Series 1997-4, Class
                     2PP1,
                     7.50%, 7/25/27.............       7,060,641
  6,538,000        Residential Accredit Loans
                     Inc., Series 1996-QS4,
                     Class AI 10,
                     7.90%, 8/25/26.............       6,621,768
  9,961,608        Residential Funding Mortgage
                     Secs I Inc., Series
                     1997-S7, Class A4,
                     7.50%, 5/25/27.............      10,123,484
  3,317,712        Ryland Acceptance Corp.,
                     Series 1988, Class E,
                     7.95%, 1/1/19..............       3,368,507
                                                     136,040,565

SCHEDULE OF INVESTMENTS-- JUNE 30, 1997

  SHARES                                              VALUE
MORTGAGE-BACKED SECURITIES-- CONTINUED
                   MORTGAGE PASS-THROUGH CERTIFICATES-- 4.0%
  3,090,436        Federal Home Loan Mortgage
                     Corp.
                     7.84%, 4/1/22..............  $    3,255,589
                   Federal National Mortgage
                     Assn.
  1,413,898        7.68%, 11/1/17...............       1,470,454
  1,507,450        7.65%, 1/1/31................       1,589,426
  5,626,647        7.00%, 5/1/24................       5,544,048
 26,258,111        6.50%, 12/1/08...............      25,918,856
  8,822,456        5.75%, 2/1/27................       9,138,124
 19,803,326        5.50%, 7/1/09................      18,776,028
    288,721        Government National Mortgage
                     Assn.
                     7.00%, 5/15/24.............         284,662
                                                      65,977,187
TOTAL MORTGAGE-BACKED
  SECURITIES (COST $201,190,752)................     202,017,752
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS-- 3.2%
                   U.S. TREASURY-- 3.2%
  8,555,000        U.S. Treasury Bonds
                     6.50%, 11/15/26............       8,204,758
                   U.S. Treasury Notes
 39,300,000        6.63%, 3/31/02...............      39,656,058
  2,250,000        6.38%, 9/30/01...............       2,250,360
  1,500,000        6.25%, 2/15/07...............       1,467,660
                                                      51,578,836
  SHARES                                              VALUE
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS (COST $51,092,262)................  $   51,578,836
 PRINCIPAL
  AMOUNT
REPURCHASE AGREEMENT-- 0.8%
$12,664,000        Keystone Joint Repurchase Agreement,
                   Investments in repurchase
                     agreements, in a joint
                     trading account, purchased
                     6/30/97, 6.039%, maturing
                     7/1/97 (maturity value
                     $12,666,124) (a)...........      12,664,000

TOTAL INVESTMENTS--
  (COST $1,111,865,914)                   100.1%    1,627,319,855
OTHER ASSETS AND
  LIABILITIES-- NET                        (0.1)      (1,924,512)
NET ASSETS                                100.0%   $1,625,395,343

144A-- Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
   (a) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at June 30, 1997.

LEGEND OF PORTFOLIO ABBREVIATIONS
ADR-- American Depository Receipt
FHLMC-- Federal Home Loan Mortgage Corporation
FNMA-- Federal National Mortgage Association
GNMA-- Government National Mortgage Association
PERCS-- Preferred Equity Redemption Cumulative Stock
PRIDES-- Provisionally Redeemable Income Debt Exchangeable for Stock R.E.I.T.-- Real Estate Investment Trust

PAGE 14
KEYSTONE BALANCED FUND (K-1)

SCHEDULE OF INVESTMENTS-- JUNE 30, 1997

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                           NET UNREALIZED
SETTLEMENT                                              U.S. VALUE AT      IN EXCHANGE     APPRECIATION/
  DATE                                                  JUNE 30, 1997      FOR U.S. $      (DEPRECIATION)
Forward Foreign Currency Contracts to Sell:
08/12/97       39,638,000      German Deutsche Marks     $ 22,798,817      $23,218,135       $  419,318
08/20/97       94,311,000               Danish Krone       14,245,563      14,632,296           386,733
08/27/97       21,302,750           Canadian Dollars       15,481,425      15,619,570           138,145
Unrealized appreciation on forward foreign currency contracts                                $  944,196
Forward Foreign Currency Contracts to Buy:
08/12/97       16,000,000      German Deutsche Marks     $  9,202,812      $9,457,942        $ (255,130)
Net unrealized appreciation on forward foreign currency contracts                            $  689,066

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                         YEAR ENDED JUNE 30,
                                         1997       1996       1995      1994      1993      1992     1991     1990     1989
NET ASSET VALUE BEGINNING OF YEAR        $11.33     $10.09     $9.26    $10.10     $9.77     $9.16    $9.10    $9.12    $8.37
INCOME FROM INVESTMENT OPERATIONS
Net investment income                      0.30       0.29      0.31      0.28      0.31      0.32     0.45     0.50     0.46
Net realized and unrealized gain
  (loss) on investment and foreign
  currency related transactions            2.07       1.42      0.96     (0.37)     0.66      0.75     0.18     0.20     0.83
Total from investment operations           2.37       1.71      1.27     (0.09)     0.97      1.07     0.63     0.70     1.29
LESS DISTRIBUTIONS FROM:
Net investment income                     (0.30)     (0.24)    (0.31)    (0.28)    (0.31)    (0.32)   (0.50)   (0.50)   (0.54)
In excess of net investment income            0      (0.03)    (0.02)    (0.07)    (0.09)    (0.14)   (0.04)   (0.04)       0
Tax basis return of capital                   0          0         0     (0.02)        0         0        0        0        0
Net realized gain on investments          (0.45)     (0.20)    (0.02)    (0.25)    (0.24)        0    (0.03)   (0.18)       0
In excess of net realized gain on
  investments                                 0          0     (0.09)    (0.13)        0         0        0        0        0
Total distributions                       (0.75)     (0.47)    (0.44)    (0.75)    (0.64)    (0.46)   (0.57)   (0.72)   (0.54)
NET ASSET VALUE END OF PERIOD            $12.95     $11.33    $10.09     $9.26    $10.10     $9.77    $9.16    $9.10    $9.12
TOTAL RETURN(A)                           21.95%     17.35%    14.20%    (1.16%)   10.39%    11.86%    7.49%    7.99%   16.07%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                           1.70%      1.72%     1.77%     1.71%     1.93%     1.97%    1.88%    1.99%    1.96%
  Total expenses, excluding
    indirectly paid expenses               1.69%      1.71%      N/A       N/A       N/A       N/A      N/A      N/A      N/A
  Net investment income                    2.50%      2.71%     3.33%     2.81%     3.07%     3.25%    4.56%    4.94%    5.48%
PORTFOLIO TURNOVER RATE                      89%        96%       88%       88%       74%       52%      60%      35%      49%
AVERAGE COMMISSION RATE PAID            $0.0400    $0.0031       N/A       N/A       N/A       N/A      N/A      N/A      N/A
NET ASSETS END OF YEAR (MILLIONS)        $1,625     $1,481    $1,345    $1,390    $1,464    $1,184     $902     $827     $712

                                       1988
NET ASSET VALUE BEGINNING OF YEAR      $9.74
INCOME FROM INVESTMENT OPERATIONS
Net investment income                   0.47
Net realized and unrealized gain
  (loss) on investment and foreign
  currency related transactions        (0.82)
Total from investment operations       (0.35)
LESS DISTRIBUTIONS FROM:
Net investment income                  (0.60)
In excess of net investment income         0
Tax basis return of capital                0
Net realized gain on investments       (0.42)
In excess of net realized gain on
  investments                              0
Total distributions                    (1.02)
NET ASSET VALUE END OF PERIOD          $8.37
TOTAL RETURN(A)                        (3.37%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                        1.91%
  Total expenses, excluding
    indirectly paid expenses             N/A
  Net investment income                 5.34%
PORTFOLIO TURNOVER RATE                   64%
AVERAGE COMMISSION RATE PAID             N/A
NET ASSETS END OF YEAR (MILLIONS)       $685

(a) Excluding applicable sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 16
KEYSTONE BALANCED FUND (K-1)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997

ASSETS:
 Investments, at value
   (identified cost, $1,111,865,914)          $1,627,319,855
 Foreign currency, at value
   (identified cost, $8,980)                           9,192
 Unrealized appreciation on forward foreign
   currency contracts                                944,196
 Dividends and interest receivable                 9,470,139
 Receivable for investments sold                   4,131,827
 Receivable for Fund shares sold                   1,477,963
 Prepaid expenses and other assets                   161,753
   Total assets                                1,643,514,925
LIABILITIES:
 Unrealized depreciation on forward foreign
   currency contracts                                255,130
 Payable for investments purchased                14,732,214
 Payable for Fund shares redeemed                  2,080,054
 Distribution fee payable                            934,761
 Accrued expenses and other liabilities              117,423
   Total liabilities                              18,119,582
NET ASSETS                                    $1,625,395,343
NET ASSETS REPRESENTED BY:
 Paid-in capital                              $1,013,621,008
 Accumulated undistributed net investment
   income                                          3,239,562
 Accumulated net realized gain on
   investments and foreign currency related
   transactions                                   92,401,815
 Net unrealized appreciation on investments
   and foreign currency related transactions     516,132,958
   Total net assets                            1,625,395,343
NET ASSET VALUE PER SHARE OF BENEFICIAL
 INTEREST OUTSTANDING
 Net assets of $1,625,395,343 (divided by) 125,534,120
   shares outstanding                         $        12.95

STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1997

INVESTMENT INCOME
 Interest                                          $ 40,204,287
 Dividends (net of foreign
   withholding taxes of $91,085)                     24,547,062
   Total income                                      64,751,349
EXPENSES
 Management fee                    $ 6,854,615
 Distribution Plan expenses         15,437,631
 Transfer agent fees                 2,979,483
 Accounting expenses                   101,818
 Custodian fees                        596,802
 Trustees' fees and expenses            55,886
 Miscellaneous                         193,248
   Total expenses                   26,219,483
   Less: Expenses paid indirectly     (146,111)
 Net expenses                                        26,073,372
 Net investment income                               38,677,977
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS AND FOREIGN
 CURRENCY RELATED TRANSACTIONS
 Net realized gain on:
   Investments                     116,423,636
   Foreign currency related
     transactions                    4,563,646
 Net realized gain                                  120,987,282
 Net change in unrealized
   appreciation on:
   Investments                     145,989,829
   Foreign currency related
     transactions                      578,207
 Net change in unrealized
   appreciation                                     146,568,036
 Net realized and unrealized gain
   on investments and foreign
   currency related transactions                    267,555,318
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                         $306,233,295

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             YEAR ENDED JUNE 30,
                                                                                          1997               1996
OPERATIONS
  Net investment income                                                              $   38,677,977     $    38,649,314
  Net realized gain on investment and foreign currency related transactions             120,987,282          54,917,152
  Net change in unrealized appreciation                                                 146,568,036         132,899,484
     Net increase in net assets resulting from operations                               306,233,295         226,465,950
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                                 (38,660,044)        (38,649,314)
  In excess of net investment income                                                              0          (4,413,251)
  Net realized gain on investments                                                      (57,571,132)        (18,717,526)
     Total distributions to shareholders                                                (96,231,176)        (61,780,091)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                             200,987,044         227,626,268
  Payments for shares redeemed                                                         (351,020,484)       (308,498,436)
  Net asset value of shares issued in reinvestment of distributions                      84,249,628          52,483,524
     Net decrease in net assets resulting from capital share transactions               (65,783,812)        (28,388,644)
       Total increase in net assets                                                     144,218,307         136,297,215
NET ASSETS
  Beginning of year                                                                   1,481,177,036       1,344,879,821
  End of year, including undistributed net investment income of $3,239,562
     and $138,085, respectively                                                      $1,625,395,343     $ 1,481,177,036

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 18
KEYSTONE BALANCED FUND (K-1)

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Keystone Balanced Fund (K-1) (the "Fund") is a Pennsylvania common law trust for which Keystone Investment Management Company ("Keystone") is the Investment Advisor and Manager. Keystone was formerly a wholly owned subsidiary of Keystone Investments, Inc ("KII") and is currently a subsidiary of First Union Corporation ("First Union").
  The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, diversified management investment company. The Fund's investment objective is to provide shareholders with current income. The Fund seeks to meet its objective principally through investment in a combination of equity and debt securities chosen primarily for their potential for current income and secondarily, to the extent consistent with the Fund's objective, for their potential capital appreciation.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. VALUATION OF SECURITIES

The Fund values securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") at the last reported sales price on the exchange where primarily traded. The Fund values securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price.
  U.S. government obligations held by the Fund are valued at the mean between the over-the-counter bid and asked prices. Corporate bonds, other fixed-income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders.
  Securities for which valuations are not available from an independent pricing service, including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.
  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other funds managed by Keystone, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.
  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. REVERSE REPURCHASE AGREEMENTS

To obtain short-term financing, the Fund may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. FOREIGN CURRENCY

The books and records of the Fund are maintained in United States ("U.S.") dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on investment transactions.

E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and are marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

G. FEDERAL INCOME TAXES

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income or excise tax is required.

H. DISTRIBUTIONS

The Fund distributes net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.
  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for net realized gains from foreign currency related transactions.

PAGE 20
KEYSTONE BALANCED FUND (K-1)

2. CAPITAL SHARE TRANSACTIONS

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                                   YEAR ENDED JUNE 30,
                                   1997           1996
Shares sold                      16,959,452     20,948,679
Shares redeemed                 (29,517,723)   (28,542,355)
Shares issued in reinvestment
  of distributions                7,405,182      4,948,269
Net decrease                     (5,153,089)    (2,645,407)

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities, excluding short-term securities, for the year ended June 30, 1997 were $1,335,545,818 and $1,442,119,831, respectively.
  The average daily balance of reverse repurchase agreements outstanding for the Fund during the year ended June 30, 1997 was approximately $14,403,239 at a weighted average interest rate of 4.415%. The maximum amount outstanding under reverse repurchase agreements during the year ended June 30, 1997 for the Fund was $19,557,472 (including accrued interest). There were no reverse repurchase agreements outstanding at June 30, 1997.
  On June 30, 1997, the cost of investments for federal income tax purposes was $1,111,455,155, gross unrealized appreciation of investments was $522,900,444 and gross unrealized depreciation of investments was $7,035,744, resulting in net unrealized appreciation of $515,864,700 for federal income tax purposes.

4. DISTRIBUTION PLAN

Since December 11, 1996, Evergreen Keystone Distributor, Inc. ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") has served as principal underwriter to the Fund. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Fund's principal underwriter.
  The Fund has adopted a Distribution Plan as allowed by Rule 12b-1 of the 1940 Act. The Distribution plan permits the fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and services fees to broker-dealers who sell shares of the fund, are paid by shareholders through expenses called "Distribution Plan expenses." The Fund pays a service fee equal to 0.25% of its average daily net assets and a distribution fee equal to 0.75% of its average daily net assets. Distribution Plan expenses are calculated daily and paid monthly.
  With respect to the Fund's shares, the principal underwriter may incur distribution costs greater than the allowable annual amounts the Fund is permitted to pay. The Fund may reimburse the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%.
  The Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the Fund. However, after the termination of the Plan, and subject to the discretion of the Independent Trustees, payments to EKD and/or EKIS may continue as compensation for services which had been earned while the Plan was in effect.
  EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.
  Contingent deferred sales charges paid by redeeming shareholders may be paid to EKD or its predecessor.

5. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Under the terms of the investment advisory agreement dated December 11, 1996, Keystone serves as the investment adviser and manager to the Fund. As such, Keystone manages the Fund's investments, provides certain administrative services and supervises the Funds daily business affairs. In return, Keystone is paid a management fee, computed daily and paid monthly calculated at a rate of 1.50% of the Fund's gross investment income plus an amount which is determined by applying percentage rates starting at 0.60% and declining as net assets increase to 0.30% per annum, to the average daily net asset value of the Fund.
  Prior to December 11, 1996, Keystone Management, Inc. ("KMI"), a wholly owned subsidiary of Keystone, served as investment manager to the Fund and provided investment management and administrative services. Under an investment advisory agreement between KMI and Keystone, Keystone served as investment adviser and provided investment advisory and management services to the Fund. In return for its services, Keystone received an annual fee equal to 85% of the management fee received by KMI.
  During the year ended June 30, 1997, the Fund paid or accrued $101,818 to Keystone for certain accounting services. Additionally, Evergreen Keystone Services Company ("EKSC") (formerly Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, serves as the Fund's transfer and dividend disbursing agent.
  Effective January 1, 1997, BISYS Fund Services, Inc. ("BISYS"), an affiliate of EKD, began serving as the Fund's sub-administrator. As sub-administrator, BISYS provides the officers of the Fund. For this service, BISYS is paid a fee by Keystone, which is not a Fund expense.
  Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

6. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an expense offset arrangement with its custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

PAGE 22
KEYSTONE BALANCED FUND (K-1)

INDEPENDENT AUDITORS' REPORT

THE TRUSTEES AND SHAREHOLDERS
KEYSTONE BALANCED FUND (K-1)

We have audited the accompanying statement of assets and liabilities of Keystone Balanced Fund (K-1), including the schedule of investments, as of June 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Balanced Fund (K-1) as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the ten-year period then ended in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP
Boston, Massachusetts
August 8, 1997

FEDERAL TAX STATUS-- FISCAL 1997 DISTRIBUTIONS (UNAUDITED)

During the fiscal year ended June 30, 1996, distributions of $.75 per share were paid in shares or cash. This total includes a taxable long-term capital gain distribution of $.45 per share. The remaining $0.27 per share is taxable to shareholders as ordinary income in the year in which received by them or credited to their accounts. Of the ordinary income distribution, 48% is eligible for the corporate dividend received deduction. The above figures may differ from those previously reported and those cited elsewhere in this report due to differences in the calculation of income and capital gains for accounting (book) purposes and Internal Revenue Service (tax) purposes.
  In January 1998, we will send you complete information on the distributions paid during the calendar year 1997 to help you in completing your federal tax return.

                                     KEYSTONE
                                FAMILY OF FUNDS
                             (graphic of a diamond)
                              Balanced Fund (K-1)
                          Diversified Bond Fund (B-2)
                          Growth and Income Fund (S-1)
                          High Income Bond Fund (B-4)
                            International Fund Inc.
                         Precious Metals Holdings, Inc.
                            Quality Bond Fund (B-1)
                        Small Company Growth Fund (S-4)
                          Strategic Growth Fund (K-2)
                                 Tax Free Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone funds, contact your financial adviser or call Evergreen Keystone.

              Evergreen Keystone
                  FUNDS(SM)
      (Evergreen logo) (Keystone logo)
   P.O. Box 2121
   Boston, Massachusetts 02106-2121

K1-R Rev01 7/97

                       (Recycle logo)

                                     KEYSTONE

                                     (picture)

                                     BALANCED
                                    FUND (K-1)

                                Evergreen Keystone
                                     FUNDS(SM)

                         (Evergreen logo) (Keystone logo)

                                 ANNUAL REPORT
                                 JUNE 30, 1997


EVERGREEN BALANCED FUND
Pro Forma Combining Financial Statements (Unaudited)
Portfolio of Investments (000's)                             Keystone Balanced        Evergreen Balanced
June 30, 1997                                                       Fund                    Fund
                                                            --------------------    ---------------------
                                                                         Market                  Market
                                                             Shares      Value       Shares       Value
                                                            --------  ----------    --------  -----------
COMMON STOCKS - 58.7%
Aerospace & Defense - 1.8%
                  Boeing Co. (The)                               400     $21,225
                  Honeywell, Inc.                                 50       3,763
                  Rockwell International Corp.                    50       2,950
                  United Technologies Corp.                       62       5,163
                                                                      ----------

                                                                          33,101
                                                                      ----------

Automotive Equipment & Manufacturing - 1.2%
                  Ford Motor Co.                                 250       9,438
                  General Motors Corp.                           150       8,353        115       $6,404
                  Genuine Parts Co.                               93       3,151
                                                                      ----------              ----------

                                                                          20,942                   6,404
                                                                      ----------              ----------

Banks - 5.4%
                  Banc One Corp.                                                        140        6,781
                  BankAmerica Corp.                              674      43,510        200       12,913
                  BankBoston Corp.                               250      18,016         67        4,814
                  Chase Manhattan Corp.                          160      15,505        110       10,677
                  CoreStates Financial Corp.                                             50        2,688
                  First Chicago NBD Corp.                                               125        7,563
                  Morgan (J.P.) & Co., Inc.                       42       4,384
                  National City Corp.                                                   180        9,450
                  Wells Fargo & Co.                               24       6,522
                                                                      ----------              ----------

                                                                          87,937                  54,886
                                                                      ----------              ----------

Building, Construction & Furnishings - 0.1%
   *              American Standard Cos., Inc.                                          115        5,146
                  Masco Corp.                                                           100        4,175
                                                                                              ----------

                                                                                                   9,321
                                                                                              ----------

Business Equipment & Services - 0.3%
   *              Quantum Corp.                                                         270        5,484
                  Xerox Corp.                                     63       4,951
                                                                      ----------              ----------
                                                                           4,951                   5,484
                                                                      ----------              ----------
Communication Systems & Services - 0.2%
                  Adaptec, Inc.                                                          50        1,738
                  Ascend Communications, Inc.                                           110        4,331
   *              Cisco Systems, Inc.                                                   100        6,713
                                                                                              ----------

                                                                                                  12,782
                                                                                              ----------

Capital Goods - 3.4%
                  Deere & Co.                                     60       3,293
                  General Electric Co.                           792      51,777        300       19,613
                  Ingersoll Rand Co.                              51       3,118
                                                                      ----------              ----------

                                                                          58,188                  19,613
                                                                      ----------              ----------

Chemical & Agricultural Products - 5.8%
                  Air Products & Chemicals, Inc.                  28       2,275
                  Dow Chemical Co.                               133      11,605
                  Du Pont (E. I.) De Nemours & Co.               862      54,198
                  Monsanto Co.                                   600      25,838
                  PPG Industries, Inc.                           136       7,905
                                                                      ----------

                                                                         101,821
                                                                      ----------

Consumer Products & Services - 2.2%
                  Avon Products, Inc.                             33       2,300
                  Gillette Co. (The)                             150      14,213         40        3,790
                  International Flavors & Fragrances, Inc.       100       5,050
                  Nike, Inc. Class B                                                     75        4,378
                  Procter & Gamble Co. (The)                     110      15,537
                                                                      ----------              ----------

                                                                          37,100                   8,168
                                                                      ----------              ----------

Diversified Companies - 1.1%
                  Allied-Signal Inc.                              71       5,989         77        6,502
                  Fortune Brands Incorporated                                           210        7,836
                  Minnesota Mining & Manufacturing Co.            80       8,160
                  Textron Inc.                                                          210       13,939
                                                                      ----------              ----------

                                                                          14,149                  28,277
                                                                      ----------              ----------


                                                             Adjustment for Liquidation                Pro Forma
                                                             of Trust shareholders (Note 1)            Combined
                                                            ------------------------------   --------------------------------
                                                                              Market                             Market
                                                              Shares          Value          Shares              Value
                                                            -----------------------------------------       -----------------
COMMON STOCKS - 58.7%
Aerospace & Defense - 1.8%
                  Boeing Co. (The)                                                               400                $21,225
                  Honeywell, Inc.                                                                 50                  3,763
                  Rockwell International Corp.                                                    50                  2,950
                  United Technologies Corp.                                                       62                  5,163
                                                                                                            -----------------

                                                                                                                     33,101
                                                                                                            -----------------

Automotive Equipment & Manufacturing - 1.2%
                  Ford Motor Co.                                                                 250                  9,438
                  General Motors Corp.                            (96)       ($5,333)            169                  9,424
                  Genuine Parts Co.                                                               93                  3,151
                                                                      ---------------                       -----------------

                                                                              (5,333)                                22,013
                                                                      ---------------                       -----------------

Banks - 5.4%
                  Banc One Corp.                                 (117)        (5,647)             23                  1,134
                  BankAmerica Corp.                              (167)       (10,754)            707                 45,669
                  BankBoston Corp.                                (56)        (4,009)            261                 18,821
                  Chase Manhattan Corp.                           (92)        (8,892)            178                 17,290
                  CoreStates Financial Corp.                      (42)        (2,239)              8                    449
                  First Chicago NBD Corp.                        (104)        (6,298)             21                  1,265
                  Morgan (J.P.) & Co., Inc.                                                       42                  4,384
                  National City Corp.                            (150)        (7,870)             30                  1,580
                  Wells Fargo & Co.                                                               24                  6,522
                                                                      ---------------                       -----------------

                                                                             (45,709)                                97,114
                                                                      ---------------                       -----------------

Building, Construction & Furnishings - 0.1%
   *              American Standard Cos., Inc.                    (96)        (4,286)             19                    860
                  Masco Corp.                                     (83)        (3,477)             17                    698
                                                                      ---------------                       -----------------

                                                                              (7,763)                                 1,558
                                                                      ---------------                       -----------------

Business Equipment & Services - 0.3%
   *              Quantum Corp.                                  (225)        (4,567)             45                    917
                  Xerox Corp.                                                                     63                  4,951
                                                                      ---------------                       -----------------
                                                                              (4,567)                                 5,868
                                                                      ---------------                       -----------------
Communication Systems & Services - 0.2%
                  Adaptec, Inc.                                   (42)        (1,447)              8                    291
                  Ascend Communications, Inc.                     (92)        (3,607)             18                    724
   *              Cisco Systems, Inc.                             (83)        (5,590)             17                  1,123
                                                                      ---------------                       -----------------

                                                                             (10,644)                                 2,138
                                                                      ---------------                       -----------------

Capital Goods - 3.4%
                  Deere & Co.                                                                     60                  3,293
                  General Electric Co.                           (250)       (16,333)            842                 55,057
                  Ingersoll Rand Co.                                                              51                  3,118
                                                                      ---------------                       -----------------

                                                                             (16,333)                                61,468
                                                                      ---------------                       -----------------

Chemical & Agricultural Products - 5.8%
                  Air Products & Chemicals, Inc.                                                  28                  2,275
                  Dow Chemical Co.                                                               133                 11,605
                  Du Pont (E. I.) De Nemours & Co.                                               862                 54,198
                  Monsanto Co.                                                                   600                 25,838
                  PPG Industries, Inc.                                                           136                  7,905
                                                                                                            -----------------

                                                                                                                    101,821
                                                                      ---------------                       -----------------

Consumer Products & Services - 2.2%
                  Avon Products, Inc.                                                             33                  2,300
                  Gillette Co. (The)                              (33)        (3,156)            157                 14,847
                  International Flavors & Fragrances, Inc.                                       100                  5,050
                  Nike, Inc. Class B                              (62)        (3,646)             13                    732
                  Procter & Gamble Co. (The)                                                     110                 15,537
                                                                      ---------------                       -----------------

                                                                              (6,802)                                38,466
                                                                      ---------------                       -----------------

Diversified Companies - 1.1%
                  Allied-Signal Inc.                              (64)        (5,415)             84                  7,076
                  Fortune Brands Incorporated                    (175)        (6,526)             35                  1,310
                  Minnesota Mining & Manufacturing Co.                                            80                  8,160
                  Textron Inc.                                   (175)       (11,608)             35                  2,331
                                                                      ---------------                       -----------------

                                                                             (23,549)                                18,877
                                                                      ---------------                       -----------------

EVERGREEN BALANCED FUND
Pro Forma Combining Financial Statements (Unaudited)
Portfolio of Investments (000's)
June 30, 1997

                                                        Keystone Balanced
                                                               Fund
                                                      -----------------------
                                                                  Market
                                                       Shares      Value
                                                      --------   ------------
Electrical Equipment & Services - 1.3%
            AMP, Inc.                                      50        $2,088
            Atmel Corp.
            CINergy Corp.
            Motorola, Inc.                                200        15,200
            Thomas & Betts Corp.                           40         2,102
                                                                 -----------

                                                                     19,390
                                                                 -----------

Finance & Insurance - 3.0%
            Aetna, Inc.                                    30         3,072
            Allstate Corp. (The)                           65         4,737
            American International Group, Inc.
            CIGNA Corp.                                    20         3,550
            Federal Home Loan Mortgage Corp.              414        14,245
            Federal National Mortgage Assn.               200         8,725
            General Reinsurance Corp.                      15         2,730
   *        Hartford Life, Inc. Cl. A                      25           945
            PMI Group, Inc. (The)                          54         3,343
            SAFECO Corp.                                   68         3,186
            St. Paul Companies, Inc.                       40         3,050
            Travelers Property Casualty Corp. Cl. A       100         3,987
            UNUM Corp.
                                                                 -----------

                                                                     51,570
                                                                 -----------

Food & Beverage Products - 2.9%
            American Stores Co.
            Anheuser-Busch Companies., Inc.               324        13,588
            CPC International, Inc.                        47         4,320
            Gallaher Group Plc
            General Mills, Inc.                            30         1,954
            H.J. Heinz Co.                                 79         3,653
            Kellogg Co.                                    44         3,768
            McCormick & Co., Inc.
            Philip Morris Cos., Inc.                      339        15,056
            Sara Lee Corp.                                 86         3,580
                                                                 -----------

                                                                     45,919
                                                                 -----------

Healthcare Products & Services - 9.0%
            American Home Products Corp.                  300        22,950
            Baxter International, Inc.                     47         2,477
            Bristol-Myers Squibb Co.                      110         8,909
            HBO & Co.
   *        HEALTHSOUTH Corp.
            Johnson & Johnson                             710        45,732
            Lilly (Eli) & Co.                              48         5,206
   *        Lincare Holdings, Inc.
            Merck & Co., Inc.                             213        22,046
            Pfizer, Inc.                                  145        17,351
            Schering-Plough Corp.                         205         9,805
            SmithKline Beecham PLC, ADR                    57         5,241
            Warner-Lambert Co.                             84        10,437
                                                                 -----------

                                                                    150,154
                                                                 -----------
Information Services & Technology - 0.3%
   *        Compaq Computer Corp.
            Intel Corp.
   *        Microsoft Corp.




Manufacturing - Distributing - 0.1%
            Case Corp.


Metal Products & Services - 0.6%
            Aluminum Co. of America                        40         3,015
            Crown Cork & Seal Inc.
            Freeport McMoRan Copper & Gold, Class B        56         1,747
            Phelps Dodge Corp.                             22         1,874
            Reynolds Metals Co.                            24         1,739
                                                                 -----------

                                                                      8,375
                                                                 -----------

Natural Gas - 1.4%
            Enron Corp.                                    54         2,204
            Sonat, Inc.                                   407        20,859
                                                                 -----------

                                                                     23,063
                                                                 -----------
                                                       Evergreen Balanced   Adjustment for Liquidation          ProForma
                                                              Fund         of Trust shareholders (Note 1)       Combined
                                                      --------------------------------------------------- ----------------------
                                                                 Market                    Market                       Market
                                                       Shares     Value      Shares         Value         Shares         Value
                                                      -------- --------------------------------------------------     ----------
Electrical Equipment & Services - 1.3%
            AMP, Inc.                                                                                         50         $2,088
            Atmel Corp.                                   150     4,200        (125)       (3,498)            25            702
            CINergy Corp.                                 150     5,222        (125)       (4,349)            25            873
            Motorola, Inc.                                                                                   200         15,200
            Thomas & Betts Corp.                                                                              40          2,102
                                                               ---------                ----------                    ----------

                                                                  9,422                    (7,847)                       20,965
                                                               ---------                ----------                    ----------

Finance & Insurance - 3.0%
            Aetna, Inc.                                                                                       30          3,072
            Allstate Corp. (The)                          110     8,030         (92)       (6,687)            83          6,080
            American International Group, Inc.             30     4,481         (25)       (3,732)             5            749
            CIGNA Corp.                                                                                       20          3,550
            Federal Home Loan Mortgage Corp.                                                                 414         14,245
            Federal National Mortgage Assn.                                                                  200          8,725
            General Reinsurance Corp.                                                                         15          2,730
   *        Hartford Life, Inc. Cl. A                                                                         25            945
            PMI Group, Inc. (The)                                                                             54          3,343
            SAFECO Corp.                                                                                      68          3,186
            St. Paul Companies, Inc.                                                                          40          3,050
            Travelers Property Casualty Corp. Cl. A                                                          100          3,987
            UNUM Corp.                                    102     4,276         (85)       (3,561)            17            715
                                                               ---------                ----------                    ----------

                                                                 16,787                   (13,980)                       54,377
                                                               ---------                ----------                    ----------

Food & Beverage Products - 2.9%
            American Stores Co.                           110     5,449         (92)       (4,538)            18            911
            Anheuser-Busch Companies., Inc.                                                                  324         13,588
            CPC International, Inc.                                                                           47          4,320
            Gallaher Group Plc                            210     3,872        (175)       (3,225)            35            647
            General Mills, Inc.                                                                               30          1,954
            H.J. Heinz Co.                                                                                    79          3,653
            Kellogg Co.                                                                                       44          3,768
            McCormick & Co., Inc.                         235     5,934        (196)       (4,942)            39            992
            Philip Morris Cos., Inc.                      300    13,313        (250)      (11,087)           389         17,282
            Sara Lee Corp.                                200     8,325        (167)       (6,933)           119          4,972
                                                               ---------                ----------                    ----------

                                                                 36,893                   (30,725)                       52,087
                                                               ---------                ----------                    ----------

Healthcare Products & Services - 9.0%
            American Home Products Corp.                                                                     300         22,950
            Baxter International, Inc.                                                                        47          2,477
            Bristol-Myers Squibb Co.                      220    17,819        (183)      (14,839)           147         11,889
            HBO & Co.                                     125     8,609        (104)       (7,169)            21          1,440
   *        HEALTHSOUTH Corp.                             200     4,988        (167)       (4,154)            33            834
            Johnson & Johnson                             161    10,332        (134)       (8,604)           737         47,460
            Lilly (Eli) & Co.                                                                                 48          5,206
   *        Lincare Holdings, Inc.                        227     9,761        (189)       (8,129)            38          1,632
            Merck & Co., Inc.                                                                                213         22,046
            Pfizer, Inc.                                  130    15,535        (108)      (12,937)           167         19,949
            Schering-Plough Corp.                                                                            205          9,805
            SmithKline Beecham PLC, ADR                                                                       57          5,241
            Warner-Lambert Co.                                                                                84         10,437
                                                               ---------                ----------                    ----------

                                                                 67,044                   (55,832)                      161,366
                                                               ---------                ----------                    ----------
Information Services & Technology - 0.3%
   *        Compaq Computer Corp.                          80     7,940         (67)       (6,612)            13          1,328
            Intel Corp.                                    77    10,920         (64)       (9,094)            13          1,826
   *        Microsoft Corp.                                90    11,374         (75)       (9,472)            15          1,902
                                                               ---------                ----------                    ----------

                                                                 30,234                   (25,178)                        5,056
                                                               ---------                ----------                    ----------
Manufacturing - Distributing - 0.1%
            Case Corp.                                    150    10,331        (125)       (8,603)            25          1,728
                                                               ---------                ----------                    ----------

Metal Products & Services - 0.6%
            Aluminum Co. of America                       150    11,306        (125)       (9,415)            65          4,906
            Crown Cork & Seal Inc.                         85     4,542         (71)       (3,783)            14            759
            Freeport McMoRan Copper & Gold, Class B                                                           56          1,747
            Phelps Dodge Corp.                                                                                22          1,874
            Reynolds Metals Co.                                                                               24          1,739
                                                               ---------                ----------                    ----------

                                                                 15,848                   (13,198)                       11,025
                                                               ---------                ----------                    ----------

Natural Gas - 1.4%
            Enron Corp.                                                                                       54          2,204
            Sonat, Inc.                                   150     7,688        (125)       (6,402)           432         22,145
                                                               ---------                ----------                    ----------

                                                                  7,688                    (6,402)                       24,349
                                                               ---------                ----------                    ----------

EVERGREEN BALANCED FUND
Pro Forma Combining Financial Statements (Unaudited)
Portfolio of Investments (000's)
June 30, 1997

                                                             Keystone Balanced
                                                                   Fund
                                                          --------------------------
                                                                          Market
                                                           Shares          Value
                                                          --------     -------------
Office Equipment & Supplies -1.6%
            Hewlett-Packard Co.                                200          $11,200
            Ikon Office Solutions, Inc.                        348            8,679
            International Business Machines Corp.              100            9,019
            Pitney Bowes, Inc.
                                                                       -------------

                                                                             28,898
                                                                       -------------
Oil - 6.5%
            Amoco Corp.                                         97            8,398
            Atlantic Richfield Co.                             289           20,375
            Chevron Corp.                                      264           19,490
            Exxon Corp.                                        127            7,810
            Mobil Corp.                                        311           21,717
            Occidental Petroleum Corp.                         157            3,935
   *        Reading & Bates Corp.
            Royal Dutch Petroleum Co.                          280           15,247
            Texaco, Inc.
            Tosco Corp.
            Unocal Corp.                                       294           11,426
                                                                       -------------

                                                                            108,398
                                                                       -------------
Oil Field Services - 0.6%
            Ashland Inc.
            Diamond Offshore Drilling Inc.
            Halliburton Co.                                     45            3,582
            Schlumberger Ltd.                                   31            3,888
            Ultramar Diamond Shamrock Corp.
            Williams Companies., Inc. (The)
                                                                       -------------

                                                                              7,470
                                                                       -------------
Paper & Packaging - 1.9%
            Georgia-Pacific Corp.                               31            2,630
            International Paper Co.                             57            2,768
            Kimberly-Clark Corp.                                70            3,463
            Unisource Worldwide, Inc.                          174            2,784
            Weyerhaeuser Co.                                   370           19,258
                                                                       -------------

                                                                             30,903
                                                                       -------------
Real Estate - 2.6%
            Arden Realty, Inc. (R.E.I.T)                       120            3,107
            Beacon Properties Corp. (R.E.I.T.)                 500           16,688
            Boston Properties Inc. (R.E.I.T.)                   50            1,375
            First Industrial Realty Trust, Inc. (R.E.I.T.)      70            2,048
            Healthcare Realty Trust, Inc.
            Highwoods Properties, Inc.
            Patriot American Hospitality, Inc. (R.E.I.T.)      200            5,100
            Prentiss Properties Trust (R.EI.T.)                 50            1,281
            Rouse Co.                                          294            8,676
            Spieker Properties, Inc. (R.E.I.T.)                100            3,519
            TriNet Corporate Realty Trust, Inc. (R.E.I.T.)     100            3,306
                                                                       -------------

                                                                             45,100
                                                                       -------------
Retailing & Wholesale - 0.5%
            Dayton Hudson Corp.
            May Department Stores Co.                           60            2,835
            Sears, Roebuck & Co.                                70            3,763
                                                                       -------------

                                                                              6,598
                                                                       -------------
Telecommunication Services & Equipment - 3.2%
            Ameritech Corp.                                    124            8,424
            Bell Atlantic Corp.                                 90            6,829
            Carolina Power & Light Co.
            CMS Energy Corp.
            GTE Corp.                                          162            7,108
            Northern Telecom Ltd.                              200           18,200
            NYNEX Corp.                                         88            5,076
            SBC Communications, Inc.
            Southern Co.
            Sprint Corp.                                        75            3,972
                                                                       -------------

                                                                             49,609
                                                                       -------------

                                                                                       Adjustment for
                                                             Evergreen Balanced     Liquidation of Trust        Pro Forma
                                                                    Fund            shareholders (Note 1)        Combined
                                                             --------------------------------------------  ----------------------
                                                                         Market                   Market                Market
                                                             Shares       Value        Shares     Value    Shares       Value
                                                             ------- --------------------------------------------     -----------
Office Equipment & Supplies -1.6%
            Hewlett-Packard Co.                                                                               200        $11,200
            Ikon Office Solutions, Inc.                                                                       348          8,679
            International Business Machines Corp.                                                             100          9,019
            Pitney Bowes, Inc.                                   50           3,475       (42)     (2,894)      8            581
                                                                     ---------------            ----------             ----------

                                                                              3,475                (2,894)                29,479
                                                                     ---------------            ----------             ----------

Oil - 6.5%
            Amoco Corp.                                                                                        97          8,398
            Atlantic Richfield Co.                                                                            289         20,375
            Chevron Corp.                                       150          11,091      (125)     (9,236)    289         21,345
            Exxon Corp.                                                                                       127          7,810
            Mobil Corp.                                         110           7,686       (92)     (6,401)    329         23,002
            Occidental Petroleum Corp.                                                                        157          3,935
   *        Reading & Bates Corp.                               175           4,681      (146)     (3,898)     29            783
            Royal Dutch Petroleum Co.                                                                         280         15,247
            Texaco, Inc.                                        140          15,224      (117)    (12,678)     23          2,546
            Tosco Corp.                                          60           1,796       (50)     (1,496)     10            300
            Unocal Corp.                                        100           3,881       (83)     (3,232)    311         12,075
                                                                     ---------------            ----------             ----------

                                                                             44,359               (36,941)               115,816
                                                                     ---------------            ----------             ----------

Oil Field Services - 0.6%
            Ashland Inc.                                        150           6,956      (125)     (5,793)     25          1,163
            Diamond Offshore Drilling Inc.                       80           6,250       (67)     (5,205)     13          1,045
            Halliburton Co.                                                                                    45          3,582
            Schlumberger Ltd.                                                                                  31          3,888
            Ultramar Diamond Shamrock Corp.                     150           4,894      (125)     (4,076)     25            818
            Williams Companies., Inc. (The)                      50           2,188       (42)     (1,822)      8            366
                                                                     ---------------            ----------             ----------

                                                                             20,288               (16,896)                10,862
                                                                     ---------------            ----------             ----------

Paper & Packaging - 1.9%
            Georgia-Pacific Corp.                                                                              31          2,630
            International Paper Co.                             230          11,169      (192)     (9,301)     95          4,636
            Kimberly-Clark Corp.                                                                               70          3,463
            Unisource Worldwide, Inc.                                                                         174          2,784
            Weyerhaeuser Co.                                    250          13,000      (208)    (10,826)    412         21,432
                                                                     ---------------            ----------             ----------

                                                                             24,169               (20,127)                34,945
                                                                     ---------------            ----------             ----------

Real Estate - 2.6%
            Arden Realty, Inc. (R.E.I.T)                                                                      120          3,107
            Beacon Properties Corp. (R.E.I.T.)                                                                500         16,688
            Boston Properties Inc. (R.E.I.T.)                                                                  50          1,375
            First Industrial Realty Trust, Inc. (R.E.I.T.)                                                     70          2,048
            Healthcare Realty Trust, Inc.                       280           7,805      (233)     (6,500)     47          1,305
            Highwoods Properties, Inc.                          101           3,216       (84)     (2,678)     17            538
            Patriot American Hospitality, Inc. (R.E.I.T.)                                                     200          5,100
            Prentiss Properties Trust (R.EI.T.)                                                                50          1,281
            Rouse Co.                                                                                         294          8,676
            Spieker Properties, Inc. (R.E.I.T.)                                                               100          3,519
            TriNet Corporate Realty Trust, Inc. (R.E.I.T.)                                                    100          3,306
                                                                     ---------------            ----------             ----------

                                                                             11,021                (9,178)                46,943
                                                                     ---------------            ----------             ----------

Retailing & Wholesale - 0.5%
            Dayton Hudson Corp.                                 100           5,319       (83)     (4,430)     17            889
            May Department Stores Co.                                                                          60          2,835
            Sears, Roebuck & Co.                                150           8,063      (125)     (6,715)     95          5,111
                                                                     ---------------            ----------             ----------

                                                                             13,382               (11,145)                 8,835
                                                                     ---------------            ----------             ----------

Telecommunication Services & Equipment - 3.2%
            Ameritech Corp.                                                                                   124          8,424
            Bell Atlantic Corp.                                 100           7,588       (83)     (6,319)    107          8,098
            Carolina Power & Light Co.                          175           6,278      (146)     (5,228)     29          1,050
            CMS Energy Corp.                                    125           4,406      (104)     (3,669)     21            737
            GTE Corp.                                           260          11,405      (217)     (9,498)    205          9,015
            Northern Telecom Ltd.                                                                             200         18,200
            NYNEX Corp.                                                                                        88          5,076
            SBC Communications, Inc.                            160           9,900      (133)     (8,245)     27          1,655
            Southern Co.                                        400           8,750      (333)     (7,287)     67          1,463
            Sprint Corp.                                                                                       75          3,972
                                                                     ---------------            ----------             ----------

                                                                             48,327               (40,246)                57,690
                                                                     ---------------            ----------             ----------

EVERGREEN BALANCED FUND
Pro Forma Combining Financial Statements (Unaudited)
Portfolio of Investments (000's)
June 30, 1997

                                                                  Keystone Balanced
                                                                         Fund
                                                                 --------------------
                                                                             Market
                                                                  Shares     Value
                                                                 --------  ----------
Transportation - 0.4%
            Norfolk Southern Corp.                                     40     $4,030
            Union Pacific Corp.                                        47      3,299
                                                                           ----------
                                                                               7,329
                                                                           ----------

Utilities - 1.1%
            American Electric Power Co., Inc.                          40      1,659
            Consolidated Edison Co. of New York, Inc.                  74      2,178
            Dominion Resources, Inc.                                   31      1,137
            Duke Power Co.                                             42      2,013
            Emerson Electric Co.                                      108      5,947
            Florida Progress Corp.                                     71      2,236
            FPL Group, Inc.                                            27      1,244
            Houston Industries., Inc.                                  87      1,861
            Texas Utilities Co.                                        44      1,519
                                                                           ----------

                                                                              19,794
                                                                           ----------
Advertising & Related Services - 0.2%
            Gannett Inc.                                               47      4,622
                                                                           ----------

            Total Common Stocks                                              965,381
                                                                           ==========
CONVERTIBLE PREFERRED - 1.9%
Finance & Insurance - 1.1%
            Allstate Corp. (The)
            6.76%, Exchangeable Notes Due 4/15/98                      64      3,338
            Conseco, Inc.
            7.00%, PRIDES                                              64      8,239
            SunAmerica, Inc.
            $3.188, PERCS                                             200      8,725
                                                                           ----------

                                                                              20,302
                                                                           ----------
Office Equipment & Supplies - 0.2%
            Ikon Office Solutions, Inc.
            $5.04, 10/01/98                                       55           3,541
                                                                           ----------
Retailing & Wholesale - 0.6%
            Kmart Financing I
            7.75%                                                200          10,975
                                                                           ----------

            Total Convertible Preferred                                       34,818
                                                                           ==========
                                                          Evergreen Balanced    Adjustment for Liquidation         Pro Forma
                                                                 Fund          of Trust shareholders (Note 1)      Combined
                                                         ---------------------------------------------------   -------------------
                                                                      Market                     Market                    Market
                                                          Shares      Value       Shares          Value         Shares     Value
                                                         --------  ---------------------------------------------------  ----------
Transportation - 0.4%
            Norfolk Southern Corp.                                                                                  40     $4,030
            Union Pacific Corp.                                                                                     47      3,299
                                                                                                                        ----------
                                                                                                                            7,329
                                                                                                                        ----------

Utilities - 1.1%
            American Electric Power Co., Inc.                                                                       40      1,659
            Consolidated Edison Co. of New York, Inc.                                                               74      2,178
            Dominion Resources, Inc.                                                                                31      1,137
            Duke Power Co.                                                                                          42      2,013
            Emerson Electric Co.                          75          $4,130        (62)         (3,439)           121      6,638
            Florida Progress Corp.                                                                                  71      2,236
            FPL Group, Inc.                                                                                         27      1,244
            Houston Industries., Inc.                                                                               87      1,861
            Texas Utilities Co.                                                                                     44      1,519
                                                              ---------------                 ----------                ----------

                                                                       4,130                     (3,439)                   20,485
                                                              ---------------                 ----------                ----------
Advertising & Related Services - 0.2%
            Gannett Inc.                                                                                            47      4,622
                                                                                                                        ----------


            Total Common Stocks                                      508,333                   (423,331)                1,050,383
                                                              ===============                 ==========                ==========
CONVERTIBLE PREFERRED - 1.9%
Finance & Insurance - 1.1%
            Allstate Corp. (The)
            6.76%, Exchangeable Notes Due 4/15/98                                                                   64      3,338
            Conseco, Inc.
            7.00%, PRIDES                                                                                           64      8,239
            SunAmerica, Inc.
            $3.188, PERCS                                                                                          200      8,725
                                                                                                                        ----------

                                                                                                                           20,302
                                                                                                                        ----------
Office Equipment & Supplies - 0.2%
            Ikon Office Solutions, Inc.
            $5.04, 10/01/98                                                                                        55       3,541
                                                                                                                        ----------
Retailing & Wholesale - 0.6%
            Kmart Financing I
            7.75%                                                                                                 200      10,975
                                                                                                                        ----------

            Total Convertible Preferred                                                                                    34,818
                                                                                                                        ==========

EVERGREEN BALANCED FUND
Pro Forma Combining Financial Statements (Unaudited)
Portfolio of Investments (000's)
June 30, 1997

                                                    Keystone Balanced           Evergreen Balanced     Adjustment for Liquidation
                                                          Fund                          Fund           of Trust shareholders Note 1)
                                                -------------------------      -----------------------------------------------------

                                                                 Market                      Market                     Market
                                                 Principal        Value        Principal      Value       Principal      Value
                                                -----------     ---------      ---------  ------------------------------------------
CONVERTIBLE DEBENTURES - 1.0%
Business Equipment & Services - 0.2%
               US Filter Corp.
               6.00%, 9/15/05, 144A                 $2,000        $3,100
                                                                ---------

Electrical Equipment & Services - 0.2%
               Solectron Corp.
               6.00%, 3/1/06 144A                    3,000         3,724
                                                                ---------

Environmental Services - 0.3%
               USA Waste Services Inc.
               4.00%, 2/1/02                         4,900         5,344
                                                                ---------

Retailing & Wholesale -0.3%
               Staples, Inc.
               4.50%, 10/1/00 144A                   5,250         6,339
                                                                ---------


               Total Convertible Debentures                       18,507
                                                                =========

CORPORATE BONDS - 14.8%
Aerospace & Defense - 0.4%
               Boeing Co.
               7.88%, 4/15/43                        3,000         3,165
               McDonnell Douglas Corp.
               9.25%, 4/1/02                         3,650         4,013
                                                                ---------

                                                                   7,178
                                                                ---------

Automotive Equipment & Manufacturing - 0.9%
               Ford Motor Co.
               7.70%, 5/15/97                        3,000         3,024
               General Motors Corp.
               9.63%, 12/1/00                        5,600         6,094
               Hertz Corp.
               7.00%, 5/1/02                         7,500         7,528
                                                                ---------

                                                                  16,646
                                                                ---------

Banks - 1.1%
               ABN Amro Bank NV Chicago Branch
               7.30%, 12/1/26                        6,500         6,119
               Amsouth Bancorp.
               6.75%, 11/1/25                        4,500         4,400
               Boatmen's Bancshares, Inc.
               6.75%, 3/15/03                                                     $3,000      $2,982        (2,498)      (2,483)
               Export Import Bank Korea
               7.10%, 3/15/07                        4,500         4,541
               First Chicago Corp.,
               9.875%, 8/15/00                                                     5,000       5,446        (4,164)      (4,535)
               NationsBank Corp.
               7.625%, 4/15/05                                                    10,000      10,317        (8,328)      (8,592)
               Wachovia Corp.
               6.61%, 10/1/25                        1,000           985
                                                                ---------                 -----------               ------------

                                                                  16,045                      18,745                    (15,610)
                                                                ---------                 -----------               ------------

Chemical & Agricultural Products - 0.0%
               Dow Chemical Co.
               8.625%, 4/1/06                                                      5,000       5,548        (4,164)      (4,620)
                                                                                          -----------               ------------


Electrical Equipment & Services - 0.1%
               Korea Electric Power Corp.
               7.00%, 2/1/27                         2,250         2,206
                                                                ---------


                                                                         Pro Forma
                                                                         Combined
                                                              ----------------------------

                                                                                 Market
                                                                Principal         Value
                                                              -------------   ------------
CONVERTIBLE DEBENTURES - 1.0%
Business Equipment & Services - 0.2%
               US Filter Corp.
               6.00%, 9/15/05, 144A                                $2,000          $3,100
                                                                              ------------

Electrical Equipment & Services - 0.2%
               Solectron Corp.
               6.00%, 3/1/06 144A                                   3,000           3,724
                                                                              ------------

Environmental Services - 0.3%
               USA Waste Services Inc.
               4.00%, 2/1/02                                        4,900           5,344
                                                                              ------------

Retailing & Wholesale -0.3%
               Staples, Inc.
               4.50%, 10/1/00 144A                                  5,250           6,339
                                                                              ------------


               Total Convertible Debentures                                        18,507
                                                                              ============

CORPORATE BONDS - 14.8%
Aerospace & Defense - 0.4%
               Boeing Co.
               7.88%, 4/15/43                                       3,000           3,165
               McDonnell Douglas Corp.
               9.25%, 4/1/02                                        3,650           4,013
                                                                              ------------

                                                                                    7,178
                                                                              ------------

Automotive Equipment & Manufacturing - 0.9%
               Ford Motor Co.
               7.70%, 5/15/97                                       3,000           3,024
               General Motors Corp.
               9.63%, 12/1/00                                       5,600           6,094
               Hertz Corp.
               7.00%, 5/1/02                                        7,500           7,528
                                                                              ------------

                                                                                   16,646
                                                                              ------------

Banks - 1.1%
               ABN Amro Bank NV Chicago Branch
               7.30%, 12/1/26                                       6,500           6,119
               Amsouth Bancorp.
               6.75%, 11/1/25                                       4,500           4,400
               Boatmen's Bancshares, Inc.
               6.75%, 3/15/03                                         502             499
               Export Import Bank Korea
               7.10%, 3/15/07                                       4,500           4,541
               First Chicago Corp.,
               9.875%, 8/15/00                                        836             911
               NationsBank Corp.
               7.625%, 4/15/05                                      1,672           1,725
               Wachovia Corp.
               6.61%, 10/1/25                                       1,000             985
                                                                              ------------

                                                                                   19,180
                                                                              ------------

Chemical & Agricultural Products - 0.0%
               Dow Chemical Co.
               8.625%, 4/1/06                                         836             928


Electrical Equipment & Services - 0.1%
               Korea Electric Power Corp.
               7.00%, 2/1/27                                        2,250           2,206
                                                                              ------------

EVERGREEN BALANCED FUND
Pro Forma Combining Financial Statements (Unaudited)
Portfolio of Investments (000's)
June 30, 1997

                                                                        Keystone Balanced    Evergreen Balanced     Adjustment for
                                                                              Fund                 Fund             Liquidation of
                                                                        -------------------  ------------------   Trust Shareholders

                                                                                   Market               Market               Market
                                                                        Principal   Value    Principal   Value   Principal    Value
                                                                        ---------  --------  ---------  -------  ---------   ------
Finance & Insurance - 3.8%
               Associates Corp. North America
               8.63%, 11/15/04                                              $6,550   $7,160
               CCC Putable Asset Trust
               6.45%, 10/18/99 144A                                          5,250    5,234
               CIT Group Holdings Inc.
               9.25%, 3/15/01                                                4,500    4,877
               Dean Witter, Discover & Co.
               6.75%, 10/15/13                                                                $5,500     $5,152   (4,580)    (4,290)
               Fleet Mortgage Group Inc.
               6.50%, 6/15/00                                                5,050    5,035
               Fleet Financial Home Equity Trust
               6.70%, 1/16/06                                                                    150        150     (125)      (125)
               Ford Credit Auto Owner Trust
               6.30%, 1/15/01                                                5,400    5,390
               Ford Motor Credit
               6.90%, 6/5/00                                                 4,750    4,785
               General Electric Capital Corp.,
               8.75%, 3/14/03                                                                  5,500      6,001   (4,580)    (4,998)
               General Motors Acceptance Corp.
               7.13%, 5/1/01                                                 6,400    6,478
               International Bank For Reconstruction & Development Co.,
               7.95%, 5/15/16                                                                  2,750      2,973   (2,290)    (2,476)
               International Lease Finance Corp.
               6.38%, 2/15/02                                                5,000    4,912
               Mellon Capital II
               7.99%, 1/15/27                                                3,000    2,996
               Merrill Lynch, Pierce, Fenner & Smith Inc.,
               7.00%, 4/27/08                                                                  5,000      4,964   (4,164)    (4,134)
               Michigan Bell Telephone Co.
               5.88%, 9/15/99                                                5,750    5,685
               Prudential Funding
               7.13%, 7/1/07                                                 2,200    2,196
               Smith Barney Holdings, Inc.,
               5.50%, 1/15/99                                                                  5,000      4,942   (4,164)    (4,116)
               Sun Life Canada US Cap Trust I
               8.53%, 5/29/49 144A                                           5,500    5,679
               Travelers Capital III
               7.75%, 12/1/36                                                3,500    3,395
                                                                                    --------           ---------         -----------

                                                                                     63,822              24,182             (20,139)
                                                                                    --------           ---------         -----------

Food & Beverage Products - 0.4%
               General Mills, Inc.,
               9.00%, 12/20/02                                                                 5,000      5,504   (4,164)    (4,584)
               PepsiCo, Inc.,
               7.625%, 11/1/98                                                                 4,250      4,332   (3,539)    (3,608)
               Philip Morris Cos., Inc.
               7.20%, 2/1/07                                                 5,000    4,934
               Philip Morris Cos., Inc.
               8.65%, 5/15/98                                                                  5,000      5,106   (4,164)    (4,252)
                                                                                    --------           ---------         -----------

                                                                                      4,934              14,942             (12,444)
                                                                                    --------           ---------         -----------

Healthcare Products & Services - 0.0%
               Baxter International
               7.25%, 2/15/08                                                                  5,000      5,101   (4,164)    (4,248)
                                                                                                       ---------         -----------


Industrial Specialty Products & Services - 0.7%
               GTE Corp.
               8.75%, 11/1/21                                                7,000    7,906
               Jet Equipment Trust, 144a
               9.41%, 6/15/10                                                                  7,000      8,024   (5,829)    (6,682)
               Loews Corp.
               6.75%, 12/15/06                                                                10,000      9,678   (8,328)    (8,060)
               Textron Inc.
               10.01%, 2/1/00                                                1,100    1,189
               Waste Management Inc.
               8.75%, 5/1/18                                                                   1,400      1,500   (1,166)    (1,249)
                                                                                    --------           ---------         -----------

                                                                                      9,095              19,202             (15,991)
                                                                                    --------           ---------         -----------


                                                                                     Pro Forma
                                                                                      Combined
                                                                             ---------------------------
                                                                                                 Market
                                                                             Principal           Value
                                                                             ---------         ---------
Finance & Insurance - 3.8%
               Associates Corp. North America
               8.63%, 11/15/04                                                 $6,550            $7,160
               CCC Putable Asset Trust
               6.45%, 10/18/99 144A                                             5,250             5,234
               CIT Group Holdings Inc.
               9.25%, 3/15/01                                                   4,500             4,877
               Dean Witter, Discover & Co.
               6.75%, 10/15/13                                                    920               862
               Fleet Mortgage Group Inc.
               6.50%, 6/15/00                                                   5,050             5,035
               Fleet Financial Home Equity Trust
               6.70%, 1/16/06                                                      25                25
               Ford Credit Auto Owner Trust
               6.30%, 1/15/01                                                   5,400             5,390
               Ford Motor Credit
               6.90%, 6/5/00                                                    4,750             4,785
               General Electric Capital Corp.,
               8.75%, 3/14/03                                                     920             1,003
               General Motors Acceptance Corp.
               7.13%, 5/1/01                                                    6,400             6,478
               International Bank For Reconstruction & Development Co.,
               7.95%, 5/15/16                                                     460               497
               International Lease Finance Corp.
               6.38%, 2/15/02                                                   5,000             4,912
               Mellon Capital II
               7.99%, 1/15/27                                                   3,000             2,996
               Merrill Lynch, Pierce, Fenner & Smith Inc.,
               7.00%, 4/27/08                                                     836               830
               Michigan Bell Telephone Co.
               5.88%, 9/15/99                                                   5,750             5,685
               Prudential Funding
               7.13%, 7/1/07                                                    2,200             2,196
               Smith Barney Holdings, Inc.,
               5.50%, 1/15/99                                                     836               826
               Sun Life Canada US Cap Trust I
               8.53%, 5/29/49 144A                                              5,500             5,679
               Travelers Capital III
               7.75%, 12/1/36                                                   3,500             3,395
                                                                                            ------------

                                                                                                 67,865
                                                                                            ------------

Food & Beverage Products - 0.4%
               General Mills, Inc.,
               9.00%, 12/20/02                                                    836               920
               PepsiCo, Inc.,
               7.625%, 11/1/98                                                    711               724
               Philip Morris Cos., Inc.
               7.20%, 2/1/07                                                    5,000             4,934
               Philip Morris Cos., Inc.
               8.65%, 5/15/98                                                     836               854
                                                                                            ------------

                                                                                                  7,432
                                                                                            ------------

Healthcare Products & Services - 0.0%
               Baxter International
               7.25%, 2/15/08                                                     836               853
                                                                                            ------------


Industrial Specialty Products & Services - 0.7%
               GTE Corp.
               8.75%, 11/1/21                                                   7,000             7,906
               Jet Equipment Trust, 144a
               9.41%, 6/15/10                                                   1,171             1,342
               Loews Corp.
               6.75%, 12/15/06                                                  1,672             1,618
               Textron Inc.
               10.01%, 2/1/00                                                   1,100             1,189
               Waste Management Inc.
               8.75%, 5/1/18                                                      234               251
                                                                                            ------------

                                                                                                 12,306
                                                                                            ------------

EVERGREEN BALANCED FUND
Pro Forma Combining Financial Statements (Unaudited)
Portfolio of Investments (000's)
June 30, 1997

                                                       Keystone Balanced         Evergreen Balanced    Adjustment for Liquidation
                                                             Fund                       Fund          of Trust shareholders Note 1)
                                                 ----------------------------   ----------------------------------------------------
                                                                     Market                   Market                      Market
                                                   Principal         Value       Principal    Value       Principal       Value
                                                 -------------    -----------   ----------- ----------------------------------------
Machinery - Diversified - 0.1%
              Caterpillar, Inc.
              9.38%, 7/15/01                            $2,000        $2,176
                                                                  -----------
Manufacturing - Distributing - 0.0%
              Stanley Works,
              7.38%, 12/15/02                                                        $4,300     $4,422      (3,581)        (3,683)
                                                                                            -----------                -----------
Natural Gas - 0.4%
              Tennessee Gas Pipeline Co.
              7.50%, 4/1/17                              6,575         6,550
                                                                  -----------
Oil - 1.7%
              Atlantic Richfield Co.
              9.00%, 4/1/21                                                           4,000      4,687      (3,331)        (3,903)
              Occidental Petroleum Corp.
              10.13%, 9/15/09                            4,300         5,245
              Oslo Seismic
              8.28%, 6/1/11 144A                         5,287         5,573
              Sun, Inc.
              8.13%, 11/1/99                            10,000        10,346
              Transocean Offshore, Inc.
              8.00%, 4/15/27                             7,500         7,752
                                                                  -----------               -----------                -----------

                                                                      28,916                     4,687                     (3,903)
                                                                  -----------               -----------                -----------
Oil Field Services - 0.6%
              Baker Hughes Inc.
              7.63%, 2/15/99                            10,000        10,195
                                                                  -----------
Paper & Packaging - 0.4%
              James River Corp. of Virginia
              6.75%, 10/1/99                             8,000         8,051
                                                                  -----------
Publishing, Broadcasting & Entertainment - 1.6%
              Belo (A. H.) Corp.
              7.13%, 6/1/07                              5,500         5,453
              Continental Cablevision Inc.
              9.00%, 9/1/08                             11,338        12,675
              Time Warner Inc.
              9.15%, 2/1/23                             10,000        11,045
                                                                  -----------

                                                                      29,173
                                                                  -----------
Real Estate - 0.2%
              Simon Debartolo Group Inc.
              6.88%, 11/15/06                            3,500         3,387
                                                                  -----------
Retailing & Wholesale - 0.3%
              Mattel, Inc.
              6.75%, 5/15/00                             5,250         5,269
                                                                  -----------
Telecommunication Services & Equipment - 0.5%
              Ambac, Inc.
              9.38%, 8/1/11                              8,000         9,513
                                                                  -----------
Transportation - 0.5%
              Golden State Petroleum Transport Corp.
              8.04%, 2/1/19 144A                         3,000         2,998
              Norfolk Southern Corp.
              7.05%, 5/1/37                              5,500         5,582
                                                                  -----------

                                                                       8,580
                                                                  -----------
Utilities - 1.1%
              Central Illinois Public Service Co.
              7.61%, 6/1/17                              5,000         5,082
              Citizens Utilities Co.
              7.05%, 10/1/46                             4,000         3,756
              Georgia Power Co.
              6.13%, 9/1/99                              5,000         4,970
              Rural Electric Cooperative
              8.67%, 9/15/18                             4,000         4,399
              System Energy Resources, Inc.
              11.38%, 9/1/16                               568           607
              Union Electric Co.,
              8.00%, 12/15/22                                                         3,600      3,660      (2,998)        (3,048)
                                                                  -----------               -----------                -----------

                                                                      18,814                     3,660                     (3,048)
                                                                  -----------               -----------                -----------

              Total Corporate Bonds                                  250,550                   100,489                    (83,686)
                                                                  ===========               ===========                ===========

                                                                Pro Forma
                                                                Combined
                                                        -------------------------
                                                                         Market
                                                        Principal        Value
                                                        ---------     -----------
Machinery - Diversified - 0.1%
              Caterpillar, Inc.
              9.38%, 7/15/01                               $2,000         $2,176
                                                                      -----------
Manufacturing - Distributing - 0.0%
              Stanley Works,
              7.38%, 12/15/02                                 719            739
                                                                      -----------
Natural Gas - 0.4%
              Tennessee Gas Pipeline Co.
              7.50%, 4/1/17                                 6,575          6,550
                                                                      -----------
Oil - 1.7%
              Atlantic Richfield Co.
              9.00%, 4/1/21                                   669            784
              Occidental Petroleum Corp.
              10.13%, 9/15/09                               4,300          5,245
              Oslo Seismic
              8.28%, 6/1/11 144A                            5,287          5,573
              Sun, Inc.
              8.13%, 11/1/99                               10,000         10,346
              Transocean Offshore, Inc.
              8.00%, 4/15/27                                7,500          7,752
                                                                      -----------

                                                                          29,700
                                                                      -----------
Oil Field Services - 0.6%
              Baker Hughes Inc.
              7.63%, 2/15/99                               10,000         10,195
                                                                      -----------
Paper & Packaging - 0.4%
              James River Corp. of Virginia
              6.75%, 10/1/99                                8,000          8,051
                                                                      -----------
Publishing, Broadcasting & Entertainment - 1.6%
              Belo (A. H.) Corp.
              7.13%, 6/1/07                                 5,500          5,453
              Continental Cablevision Inc.
              9.00%, 9/1/08                                11,338         12,675
              Time Warner Inc.
              9.15%, 2/1/23                                10,000         11,045
                                                                      -----------

                                                                          29,173
                                                                      -----------
Real Estate - 0.2%
              Simon Debartolo Group Inc.
              6.88%, 11/15/06                               3,500          3,387
                                                                      -----------
Retailing & Wholesale - 0.3%
              Mattel, Inc.
              6.75%, 5/15/00                                5,250          5,269
                                                                      -----------
Telecommunication Services & Equipment - 0.5%
              Ambac, Inc.
              9.38%, 8/1/11                                 8,000          9,513
                                                                      -----------
Transportation - 0.5%
              Golden State Petroleum Transport Corp.
              8.04%, 2/1/19 144A                            3,000          2,998
              Norfolk Southern Corp.
              7.05%, 5/1/37                                 5,500          5,582
                                                                      -----------

                                                                           8,580
                                                                      -----------
Utilities - 1.1%
              Central Illinois Public Service Co.
              7.61%, 6/1/17                                 5,000          5,082
              Citizens Utilities Co.
              7.05%, 10/1/46                                4,000          3,756
              Georgia Power Co.
              6.13%, 9/1/99                                 5,000          4,970
              Rural Electric Cooperative
              8.67%, 9/15/18                                4,000          4,399
              System Energy Resources, Inc.
              11.38%, 9/1/16                                  568            607
              Union Electric Co.,
              8.00%, 12/15/22                                 602            612


                                                                          19,426
                                                                      -----------


              Total Corporate Bonds                                      267,353
                                                                      ===========

EVERGREEN BALANCED FUND
Pro Forma Combining Financial Statements (Unaudited)
Portfolio of Investments (000's)
June 30, 1997


                                                                                                           Evergreen Balanced
                                                                            Keystone Balanced Fund                Fund
                                                                         -----------------------------   -----------------------
                                                                                              Market                      Market
                                                                          Principal            Value      Principal        Value
                                                                         -----------         ---------    ---------        -----
FOREIGN BONDS (U.S. DOLLARS) - 0.3%

         Bayer Corp.
         7.13%, 10/1/15 144A                                                  $5,000            $4,806
         Ontario Province Canada,                                                                            $5,000        $5,223
         7.75%, 6/4/02                                                                      ----------                 ----------
         Total Foreign Bonds (U.S. Dollars)                                                      4,806                     $5,233
                                                                                            ==========                 ==========

FOREIGN BONDS (NON U.S. DOLLARS) - 2.4%

         Canada Government
         8.75%, 12/1/05                                                 18,500  CAD             15,571
         Denmark Kingdom
         7.00%, 11/15/07                                                86,299  DKK             13,653
         Germany (Republic of)
         6.88%, 5/12/05                                                 21,850  DEM             13,681
         Nykredit
         6.00%, 10/1/26                                                    424  DKK                 58
                                                                                            ----------
                                                                                                42,963
                                                                                            ----------

         Total Foreign Bonds (Non U.S. Dollars)                                                 42,963
                                                                                            ==========

ASSET-BACKED SECURITIES - 2.5%

         Contimortgage Home Equity Loan, Series 1996-4, Class A9,
         6.88%, 1/15/28                                                       $2,500            $2,477
         Corestates Home Equity Loan, Series 1996-1, Class A4,
         7.00%, 6/15/12                                                        6,150             6,106
         Green Tree Financial Corp.
         Series 1993-4, Class A3, 6.25%, 1/15/19                               6,000             5,968
         Series 1997-3, Class A5, 7.14%, 7/15/28                               6,000             6,068
         Olympic Automobile Receivables, Series 1996-C, Class A4,
         6.80%, 3/15/02                                                        5,000             5,029
         Southern Pacific Secured Assets Corp., Series 1996-3A, Class A4
         7.60%, 10/25/27                                                       7,500             7,514
         University Support Services Inc., Series 1992-D,
         9.07%, 11/1/07                                                        1,185             1,184
         Western Financial Owner Trust, Series 1996-D,
         6.40%, 4/20/03                                                        3,000             2,984
         World Omni Automobile Lease, Series 1997-A, Class A4,
         6.90%, 6/25/03                                                        6,650             6,706
                                                                                            ----------
                                                                                                44,036
                                                                                            ----------

         Total Asset-Backed Securities                                                         44,036
                                                                                            ==========

                                                              Adjustment for Liquidation                  Pro Forma
                                                              of Trust shareholders Note 1)               Combined
                                                              ----------------------------       --------------------------
                                                                                  Market                            Market
                                                              Principal           Value          Principal           Value
                                                              ----------------------------       ---------           -----
FOREIGN BONDS (U.S. DOLLARS) - 0.3%

         Bayer Corp.
         7.13%, 10/1/15 144A                                                                       $5,000            $4,806
         Ontario Province Canada,
         7.75%, 6/4/02                                           (4,164)           (4,350)            836               873
                                                                                ---------                          --------

         Total Foreign Bonds (U.S. Dollars)                                        (4,350)                            5,679
                                                                                =========                          ========

FOREIGN BONDS (NON U.S. DOLLARS) - 2.4%

         Canada Government
         8.75%, 12/1/05                                                                             18,500  CAD      15,571
         Denmark Kingdom
         7.00%, 11/15/07                                                                            86,299  DKK      13,653
         Germany (Republic of)
         6.88%, 5/12/05                                                                             21,850  DEM      13,681
         Nykredit
         6.00%, 10/1/26                                                                             424     DKK          58
                                                                                                                   --------
                                                                                                                     42,963
                                                                                                                   --------

         Total Foreign Bonds (Non U.S. Dollars)                                                                      42,963
                                                                                                                   ========

ASSET-BACKED SECURITIES - 2.5%

         Contimortgage Home Equity Loan, Series 1996-4, Class A9,
         6.88%, 1/15/28                                                                            $2,500            $2,477
         Corestates Home Equity Loan, Series 1996-1, Class A4,
         7.00%, 6/15/12                                                                             6,150             6,106
         Green Tree Financial Corp.
         Series 1993-4, Class A3, 6.25%, 1/15/19                                                    6,000             5,968
         Series 1997-3, Class A5, 7.14%, 7/15/28                                                    6,000             6,068
         Olympic Automobile Receivables, Series 1996-C, Class A4,
         6.80%, 3/15/02                                                                             5,000             5,029
         Southern Pacific Secured Assets Corp., Series 1996-3A, Class A4,
         7.60%, 10/25/27                                                                            7,500             7,514
         University Support Services Inc., Series 1992-D,
         9.07%, 11/1/07                                                                             1,185             1,184
         Western Financial Owner Trust, Series 1996-D,
         6.40%, 4/20/03                                                                             3,000             2,984
         World Omni Automobile Lease, Series 1997-A, Class A4,
         6.90%, 6/25/03                                                                             6,650             6,706
                                                                                                                   --------
                                                                                                                     44,036
                                                                                                                   --------

         Total Asset-Backed Securities                                                                               44,036
                                                                                                                   ========

EVERGREEN BALANCED FUND
Pro Forma Combining Financial Statements (Unaudited)
Portfolio of Investments (000's)
June 30, 1997

                                                                                      Keystone Balanced
                                                                                             Fund
                                                                                    -----------------------
                                                                                                   Market
                                                                                     Principal      Value
                                                                                    -----------   ---------
MORTGAGE-BACKED SECURITIES - 11.3%
Collateralized Mortgage Obligations - 7.6%
                Asset Securitization Corp.:
                  Series 1996-D3, Class A3, 7.69%, 10/13/26                             $3,300      $3,400
                  Series 1997-D4, Class A2, 7.41%, 4/14/29                               4,000       4,129
                Bankamerica Mortgage Services, Series 1997-1, Class M,
                7.50%, 10/15/25                                                          4,450       4,447
                Chase Commercial Mortgage Securities Corp., Series 1997-1, Class B,
                7.37%, 4/19/07                                                           2,200       2,236
                Chase Mortgage Finance Corp., Series 1994-D, Class M,
                6.75%, 2/25/25                                                           4,819       4,501
                Criimi Mae Financial Corp., Series 1A,
                7.00%, 1/1/33                                                            1,774       1,736
                FFCA Secured Lending Corp., Series 1997-1, Class B1,
                7.74%, 6/18/13                                                           1,250       1,272
                FHLMC:
                  Series 117, Class G, 8.50%,1/15/21                                     7,148       7,632
                  Series 1701, Class PH, 6.50%,3/15/09                                   5,500       5,391
                  Series 1996-17, Class A, 6.00%, 8/25/04                                6,500       6,269
                Financial Asset Securitization, Series 1997-NAM 1, Class FXA2,
                7.75%, 4/25/27                                                           5,543       5,632
                FNMA
                Remic Trust 1993-156, ClassB, 6.50%, 4/25/18                             5,000       4,813
                Remic Trust 1993-248, ClassSA, 3.38%, 8/25/23                            1,250         948
                G E Capital Mortgage Services Inc., Series 1994-10, Class A14,
                6.50%, 3/25/24                                                           3,454       3,311
                GS Mortgage Security Corp., Series 1996-PL, Class A2,
                7.41%, 2/15/27                                                           4,450       4,338
                Headlands Mortgage Securities, Inc., Series 1997-2, Class AI10,
                7.75%, 5/25/27                                                           6,451       6,517
                Independent National Mortgage Corp., Series 1997-A, Class A,
                7.85%, 12/26/26                                                          7,974       8,003
                KS Mortgage Capital, L. P., Series 1995-1, Class A1,
                7.06%, 4/20/02                                                           1,274       1,277
                Merrill Lynch Mortgage Investors, Inc.
                  Series 1991-D, Class B, 9.85%, 7/15/11                                 5,000       5,277
                  Series 1992-B, Class B, 8.50%, 4/15/12                                 1,824       1,868
                  Series 1992-D, Class B, 8.50%, 6/15/17                                 2,110       2,199
                  Series 1996-C2, Class B, 6.96%, 11/21/28                               2,299       2,263
                  Series 1997-C1, Class A3, 7.12%, 6/18/29                               5,000       5,012
                Merrill Lynch Trust XXXV, Class G,
                8.45%, 11/1/18                                                           5,870       6,164
                Mid State Trust, Series 6, Class A3,
                7.54%, 7/1/35                                                            2,000       2,011
                Morgan Stanley Capital 1 Inc., Series 1997-WF1, Class A2,
                7.22%, 11/15/28                                                          7,000       7,090
                Paine Webber Mortgage Acceptance Corp. IV, Series 1993-5, Class A3,
                6.88%, 6/25/08                                                           1,131       1,131
                PNC Mortgage Securities Corp., Series 1997-4, Class 2PP1,
                7.50%, 7/25/27                                                           7,000       7,061
                Residential Accredit Loans Inc., Series 1996-QS4, Class AI 10,
                7.90%, 8/25/26                                                           6,538       6,622
                Residential Funding Mortgage Secs I Inc., Series 1997-S7, Class A4,
                7.50%, 5/25/27                                                           9,962      10,123
                Ryland Acceptance Corp., Series 1988, Class E,
                7.95%, 1/1/19                                                            3,318       3,368
                                                                                                  ---------

                                                                                                   136,041
                                                                                                  ---------

Mortgage Pass-Through Certificates - 3.7%
                Federal Home Loan Mortgage Corp.
                7.89%, 4/1/22                                                            3,090       3,256
                Federal National Mortgage Assn.
                7.68%, 11/1/17                                                           1,414       1,470
                7.65%, 1/1/31                                                            1,507       1,589
                7.00%, 5/1/24                                                            5,627       5,544
                6.50%, 12/1/08                                                          26,258      25,919
                5.75%, 2/1/27                                                            8,822       9,138
                5.50%, 7/1/09                                                           19,803      18,775
                Government National Mortgage Assn.
                7.00%, 5/15/24                                                             289         285
                                                                                                  ---------

                                                                                                    65,976
                                                                                                  ---------

                Total Mortgage-Backed Securities                                                   202,017

                                                                                                  =========
                                                                                                                   Adjustment
                                                                                        Evergreen Balanced       for Liquidation
                                                                                               Fund           of Trust shareholders
                                                                                     -------------------------
                                                                                                     Market                 Market
                                                                                      Principal       Value     Principal    Value
                                                                                     ----------- -----------------------------------
MORTGAGE-BACKED SECURITIES - 11.3%
Collateralized Mortgage Obligations - 7.6%
                Asset Securitization Corp.:
                  Series 1996-D3, Class A3, 7.69%, 10/13/26
                  Series 1997-D4, Class A2, 7.41%, 4/14/29
                Bankamerica Mortgage Services, Series 1997-1, Class M,
                7.50%, 10/15/25
                Chase Commercial Mortgage Securities Corp., Series 1997-1, Class B,
                7.37%, 4/19/07
                Chase Mortgage Finance Corp., Series 1994-D, Class M,
                6.75%, 2/25/25
                Criimi Mae Financial Corp., Series 1A,
                7.00%, 1/1/33
                FFCA Secured Lending Corp., Series 1997-1, Class B1,
                7.74%, 6/18/13
                FHLMC:
                  Series 117, Class G, 8.50%,1/15/21
                  Series 1701, Class PH, 6.50%,3/15/09
                  Series 1996-17, Class A, 6.00%, 8/25/04
                Financial Asset Securitization, Series 1997-NAM 1, Class FXA2,
                7.75%, 4/25/27
                FNMA
                Remic Trust 1993-156, ClassB, 6.50%, 4/25/18
                Remic Trust 1993-248, ClassSA, 3.38%, 8/25/23
                G E Capital Mortgage Services Inc., Series 1994-10, Class A14,
                6.50%, 3/25/24
                GS Mortgage Security Corp., Series 1996-PL, Class A2,
                7.41%, 2/15/27
                Headlands Mortgage Securities, Inc., Series 1997-2, Class AI10,
                7.75%, 5/25/27
                Independent National Mortgage Corp., Series 1997-A, Class A,
                7.85%, 12/26/26
                KS Mortgage Capital, L. P., Series 1995-1, Class A1,
                7.06%, 4/20/02
                Merrill Lynch Mortgage Investors, Inc.
                  Series 1991-D, Class B, 9.85%, 7/15/11
                  Series 1992-B, Class B, 8.50%, 4/15/12
                  Series 1992-D, Class B, 8.50%, 6/15/17
                  Series 1996-C2, Class B, 6.96%, 11/21/28
                  Series 1997-C1, Class A3, 7.12%, 6/18/29
                Merrill Lynch Trust XXXV, Class G,
                8.45%, 11/1/18
                Mid State Trust, Series 6, Class A3,
                7.54%, 7/1/35
                Morgan Stanley Capital 1 Inc., Series 1997-WF1, Class A2,
                7.22%, 11/15/28
                Paine Webber Mortgage Acceptance Corp. IV, Series 1993-5, Class A3,
                6.88%, 6/25/08
                PNC Mortgage Securities Corp., Series 1997-4, Class 2PP1,
                7.50%, 7/25/27
                Residential Accredit Loans Inc., Series 1996-QS4, Class AI 10,
                7.90%, 8/25/26
                Residential Funding Mortgage Secs I Inc., Series 1997-S7, Class A4,
                7.50%, 5/25/27
                Ryland Acceptance Corp., Series 1988, Class E,
                7.95%, 1/1/19





Mortgage Pass-Through Certificates - 3.7%
                Federal Home Loan Mortgage Corp.
                7.89%, 4/1/22
                Federal National Mortgage Assn.
                7.68%, 11/1/17
                7.65%, 1/1/31
                7.00%, 5/1/24
                6.50%, 12/1/08
                5.75%, 2/1/27
                5.50%, 7/1/09
                Government National Mortgage Assn.
                7.00%, 5/15/24





                Total Mortgage-Backed Securities

                                                                                                       Pro Forma
                                                                                                       Combined
                                                                                            ------------------------------
                                                                                                                   Market
                                                                                            Principal               Value
                                                                                            ---------             ---------
MORTGAGE-BACKED SECURITIES - 11.3%
Collateralized Mortgage Obligations - 7.6%
                Asset Securitization Corp.:
                  Series 1996-D3, Class A3, 7.69%, 10/13/26                                   $3,300                $3,400
                  Series 1997-D4, Class A2, 7.41%, 4/14/29                                     4,000                 4,129
                Bankamerica Mortgage Services, Series 1997-1, Class M,
                7.50%, 10/15/25                                                                4,450                 4,447
                Chase Commercial Mortgage Securities Corp., Series 1997-1, Class B,
                7.37%, 4/19/07                                                                 2,200                 2,236
                Chase Mortgage Finance Corp., Series 1994-D, Class M,
                6.75%, 2/25/25                                                                 4,819                 4,501
                Criimi Mae Financial Corp., Series 1A,
                7.00%, 1/1/33                                                                  1,774                 1,736
                FFCA Secured Lending Corp., Series 1997-1, Class B1,
                7.74%, 6/18/13                                                                 1,250                 1,272
                FHLMC:
                  Series 117, Class G, 8.50%,1/15/21                                           7,148                 7,632
                  Series 1701, Class PH, 6.50%,3/15/09                                         5,500                 5,391
                  Series 1996-17, Class A, 6.00%, 8/25/04                                      6,500                 6,269
                Financial Asset Securitization, Series 1997-NAM 1, Class FXA2,
                7.75%, 4/25/27                                                                 5,543                 5,632
                FNMA
                Remic Trust 1993-156, ClassB, 6.50%, 4/25/18                                   5,000                 4,813
                Remic Trust 1993-248, ClassSA, 3.38%, 8/25/23                                  1,250                   948
                G E Capital Mortgage Services Inc., Series 1994-10, Class A14,
                6.50%, 3/25/24                                                                 3,454                 3,311
                GS Mortgage Security Corp., Series 1996-PL, Class A2,
                7.41%, 2/15/27                                                                 4,450                 4,338
                Headlands Mortgage Securities, Inc., Series 1997-2, Class AI10,
                7.75%, 5/25/27                                                                 6,451                 6,517
                Independent National Mortgage Corp., Series 1997-A, Class A,
                7.85%, 12/26/26                                                                7,974                 8,003
                KS Mortgage Capital, L. P., Series 1995-1, Class A1,
                7.06%, 4/20/02                                                                 1,274                 1,277
                Merrill Lynch Mortgage Investors, Inc.
                  Series 1991-D, Class B, 9.85%, 7/15/11                                       5,000                 5,277
                  Series 1992-B, Class B, 8.50%, 4/15/12                                       1,824                 1,868
                  Series 1992-D, Class B, 8.50%, 6/15/17                                       2,110                 2,199
                  Series 1996-C2, Class B, 6.96%, 11/21/28                                     2,299                 2,263
                  Series 1997-C1, Class A3, 7.12%, 6/18/29                                     5,000                 5,012
                Merrill Lynch Trust XXXV, Class G,
                8.45%, 11/1/18                                                                 5,870                 6,164
                Mid State Trust, Series 6, Class A3,
                7.54%, 7/1/35                                                                  2,000                 2,011
                Morgan Stanley Capital 1 Inc., Series 1997-WF1, Class A2,
                7.22%, 11/15/28                                                                7,000                 7,090
                Paine Webber Mortgage Acceptance Corp. IV, Series 1993-5, Class A3,
                6.88%, 6/25/08                                                                 1,131                 1,131
                PNC Mortgage Securities Corp., Series 1997-4, Class 2PP1,
                7.50%, 7/25/27                                                                 7,000                 7,061
                Residential Accredit Loans Inc., Series 1996-QS4, Class AI 10,
                7.90%, 8/25/26                                                                 6,538                 6,622
                Residential Funding Mortgage Secs I Inc., Series 1997-S7, Class A4,
                7.50%, 5/25/27                                                                 9,962                10,123
                Ryland Acceptance Corp., Series 1988, Class E,
                7.95%, 1/1/19                                                                  3,318                 3,368
                                                                                                            ---------------

                                                                                                                   136,041
                                                                                                            ===============

Mortgage Pass-Through Certificates - 3.7%
                Federal Home Loan Mortgage Corp.
                7.89%, 4/1/22                                                                  3,090                 3,256
                Federal National Mortgage Assn.
                7.68%, 11/1/17                                                                 1,414                 1,470
                7.65%, 1/1/31                                                                  1,507                 1,589
                7.00%, 5/1/24                                                                  5,627                 5,544
                6.50%, 12/1/08                                                                26,258                25,919
                5.75%, 2/1/27                                                                  8,822                 9,138
                5.50%, 7/1/09                                                                 19,803                18,775
                Government National Mortgage Assn.
                7.00%, 5/15/24                                                                   289                   285
                                                                                                            ---------------

                                                                                                                    65,976
                                                                                                            ---------------

                Total Mortgage-Backed Securities                                                                   202,017
                                                                                                            ===============

EVERGREEN BALANCED FUND
Pro Forma Combining Financial Statements (Unaudited)
Portfolio of Investments (000's)
June 30, 1997

                                                                                 Keystone Balanced     Evergreen Balanced
                                                                                        Fund                   Fund
                                                                                -------------------   --------------------
                                                                                            Market                 Market
                                                                                 Principal  Value       Principal  Value
                                                                                 ---------  ------      ---------  ------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 5.9%
Government Agency Notes & Bonds - 0.1%
          Government National Mortgage Assn.
          8.50%, 5/15/21                                                                                $2,883     $2,997
          8.50%, 7/15/21                                                                                 1,857      1,931
          8.50%, 6/15/22                                                                                 3,579      3,721
          9.00%, 10/15/21                                                                                3,278      3,466
          9.00%, 9/15/21                                                                                 1,921      2,031
          9.50%, 2/15/21                                                                                 1,690      1,823
                                                                                                                 ---------

                                                                                                                   15,969
                                                                                                                 ---------

U.S. Treasury - 5.8%
          U.S. Treasury Bonds
          6.50%, 11/15/26                                                         $8,555       $8,205
          6.63%, 2/15/27                                                                                30,100     29,451
          7.625%, 2/15/07                                                                               20,000     20,806
          8.75%, 11/15/08                                                                               24,100     26,728
          8.75%, 5/15/17                                                                                20,000     24,069
          8.75%, 5/15/20                                                                                15,000     18,206
          8.88%, 8/15/17                                                                                26,000     31,663
          9.13%, 5/15/18                                                                                17,500     21,853
          U.S. Treasury Notes
          5.50%, 11/15/98                                                                               10,000      9,941
          6.25%, 2/15/07                                                           1,500        1,468
          6.38%, 7/15/99                                                                                 8,000      8,047
          6.38%, 9/30/01                                                           2,250        2,250
          6.50%, 4/30/99                                                                                10,000     10,078
          6.63%, 3/31/02                                                          39,300       39,655
          7.75%, 11/30/99                                                                               10,000     10,350
          7.75%, 2/15/01                                                                                10,000     10,466
          8.13%, 2/15/98                                                                                22,000     22,323
          8.50%, 7/15/97                                                                                63,000     63,098
          8.88%, 11/15/98                                                                                3,500      3,633
                                                                                           -----------           ---------

                                                                                               51,578             310,712
                                                                                           -----------           ---------


          Total U.S. Government & Agency Obligations                                           51,578             326,681
                                                                                           ===========           =========



REPURCHASE AGREEMENTS - 0.7%
          Keystone Joint Repurchase Agreement, Investments in repurchase agreements, in a joint trading account, purchased 6/30/97, 6.039%
          maturing 7/1/97 (maturity value $12,666,124)(a)                         12,664       12,664
          Donaldson, Lufkin & Jenrette Repurchase Agreement, due 7/1/97
          (cost $ 928,510)(a)                                                                              929        929
                                                                                           -----------           ---------

          Total Repurchase Agreements                                                          12,664                 929
                                                                                           ===========           =========

          Total Investments (total cost $1,243,809)-99.5%                                   1,627,320             941,655
          Other assets and liablities (net)-0.5%                                               (1,925)             10,765
                                                                                           -----------           ---------
          Net Assets-100.0%                                                                $1,625,395            $952,420
                                                                                           -----------           ---------
                                                                         Adjustment for Liquidation       Pro Forma
                                                                            of Trust shareholders         Combined
                                                                                                     --------------------
                                                                                          Market                  Market
                                                                              Principal    Value     Principal     Value
                                                                          -------------------------  ---------    -------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 5.9%
Government Agency Notes & Bonds - 0.1%
          Government National Mortgage Assn.
          8.50%, 5/15/21                                                        (2,401)     (2,496)     482          501
          8.50%, 7/15/21                                                        (1,546)     (1,608)     311          323
          8.50%, 6/15/22                                                        (2,980)     (3,099)     598          622
          9.00%, 10/15/21                                                       (2,730)     (2,886)     548          580
          9.00%, 9/15/21                                                        (1,600)     (1,691)     321          340
          9.50%, 2/15/21                                                        (1,407)     (1,518)     283          305
                                                                                           --------             ---------

                                                                                           (13,298)                2,671
                                                                                           --------             ---------

U.S. Treasury - 5.8%
          U.S. Treasury Bonds
          6.50%, 11/15/26                                                                             8,555        8,205
          6.63%, 2/15/27                                                       (25,067)    (24,526)   5,033        4,925
          7.625%, 2/15/07                                                      (16,656)    (17,327)   3,344        3,479
          8.75%, 11/15/08                                                      (20,070)    (22,259)   4,030        4,469
          8.75%, 5/15/17                                                       (16,656)    (20,044)   3,344        4,025
          8.75%, 5/15/20                                                       (12,492)    (15,162)   2,508        3,044
          8.88%, 8/15/17                                                       (21,652)    (26,368)   4,348        5,295
          9.13%, 5/15/18                                                       (14,574)    (18,199)   2,926        3,654
          U.S. Treasury Notes
          5.50%, 11/15/98                                                       (8,328)     (8,279)   1,672        1,662
          6.25%, 2/15/07                                                                              1,500        1,468
          6.38%, 7/15/99                                                        (6,662)     (6,701)   1,338        1,346
          6.38%, 9/30/01                                                                              2,250        2,250
          6.50%, 4/30/99                                                        (8,328)     (8,393)   1,672        1,685
          6.63%, 3/31/02                                                                             39,300       39,655
          7.75%, 11/30/99                                                       (8,328)     (8,619)   1,672        1,731
          7.75%, 2/15/01                                                        (8,328)     (8,716)   1,672        1,750
          8.13%, 2/15/98                                                       (18,321)    (18,590)   3,679        3,733
          8.50%, 7/15/97                                                       (52,465)    (52,547)  10,535       10,551
          8.88%, 11/15/98                                                       (2,915)     (3,026)     585          607
                                                                                          ---------             ---------

                                                                                          (258,756)              103,534
                                                                                          ---------             ---------


          Total U.S. Government & Agency Obligations                                      (272,054)              106,205
                                                                                          =========             =========



REPURCHASE AGREEMENTS - 0.7%
          Keystone Joint Repurchase Agreement, Investments in repurchase agreements, in a joint trading account, purchased 6/30/97, 6.039%
          maturing 7/1/97 (maturity value $12,666,124)(a)                                                         12,664
          Donaldson, Lufkin & Jenrette Repurchase Agreement, due 7/1/97
          (cost $ 928,510)(a)                                                     (773)       (774)     155          155
                                                                                          ---------           -----------

          Total Repurchase Agreements                                                         (774)               12,819
                                                                                         ==========           ===========

          Total Investments (total cost $1,243,809)-99.5%                     (346,847)   (784,195)            1,784,780
          Other assets and liablities (net)-0.5%                                                                   8,840
                                                                                         ----------           -----------
          Net Assets-100.0%                                                              ($784,195)           $1,793,620
                                                                                         ----------           -----------

           * Non-income producing securities.
          144A-Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under the guidelines established by the Board of Trustees.
          (a) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at June 30, 1997

          Legend of Portfolio Abbreviations

          ADR- American Depository Receipts
          FHLMC- Federal Home Loan Mortgage Corporation
          FNMA- Federal National Mortgage Association
          GNMA- Government National Mortgage Association
          PERCS- Preferred Equity Redemption Cumulative Stock
          PRIDES- Provisionally Redeemable Income Debt Exchangeable for Stock R.E.I.T.- Real Estate Investment Trust


          See Notes to Pro Forma Combining Financial Statements.

EVERGREEN BALANCED FUND
Pro Forma Combining Financial Statements (Unaudited)
Portfolio of Investments (000's)
June 30, 1997

              Forward Foreign Currency Contracts-Keystone Balanced Fund
                                                                                                                 Net Unrealized
  Exchange                                                                        US Value at     In Exchange     Appreciation
    Date                                                                         June 30, 1997     for US $      (Depreciation)
----------------------------------------------------------------------------------------------------------------------------------
Forward Currency Contracts to Buy:

                             Contracts to Receive:
                   -----------------------------------------------
            8/12/97  16,000        German Deutsche Marks                             $9,203          $9,458           $(255)



Forward Foreign Currency Contracts to Sell:

                            Contracts to Deliver:
                   -----------------------------------------------
            8/12/97  39,638        German Deutsche Marks                            $22,799         $23,218            $419
            8/20/97  94,311                 Danish Krone                             14,246          14,632             386
            8/27/97  21,303             Canadian Dollars                             15,481          15,620             139
                                                                                                                    ----------
Unrealized appreciation on forward foreign currency contracts                                                          $944


Net unrealized appreciation on forward foreign currency contracts                                                      $689
                                                                                                                    ----------

See Notes to Pro Forma Combining Financial Statements.

EVERGREEN BALANCED FUND
Pro Forma Combining Financial Statements (unaudited)
Statement of Assets and Liabilities (000's omitted)
June 30, 1997


                                                                      Keystone             Evergreen                        Pro
                                                                      Balanced             Balanced                        Forma
                                                                        Fund                 Fund            Adj          Combined
                                                                    ------------          -----------                    -----------
Assets:
Investments at value (identified cost $1,243,809)                    $1,627,320             $941,655      (784,195)a     $1,784,780
Foreign currency, at value                                                    9                    0                              9
Receivable for investments sold                                           4,132                2,772                          6,904
Dividends and interest receivable                                         9,470                9,233                         18,703
Unrealized appreciation on forward foreign currency contracts               944                    0                            944
Receivable for Fund shares sold                                           1,478                  108                          1,586
Prepaid expenses and other assets                                           162                   79                            241
                                                                    ------------          -----------                    -----------
Total Assets                                                          1,643,515              953,847      (784,195)       1,813,167

Liabilities:
Payable for investments purchased                                        14,732                  664                         15,396
Payable for Fund shares repurchased                                       2,080                   77                          2,157
Unrealized depreciation on forward foreign currency contracts               255                    0                            255
Distributions payable                                                       935                    0                            935
Accrued expenses and other liabilities                                      118                  686                            804
                                                                    ------------          -----------                    -----------
Total Liabilities                                                        18,120                1,427                         19,547

Net Assets                                                           $1,625,395             $952,420      (784,195)      $1,793,620
                                                                    ============          =========================      ===========

Net Assets are comprised of:
Paid-in capital                                                      $1,013,621             $720,490      (657,125)a     $1,076,986
Undistributed net investment income                                       3,239                   68                          3,307
Accumulated realized gains on investments and foreign currency
  related transactions                                                   92,402               79,265                        171,667
Net unrealized appreciation on investments and foreign currency
  related transactions                                                  516,133              152,597      (127,070)e        541,660
                                                                    ------------          -------------------------      -----------
Net Assets                                                           $1,625,395             $952,420     ($784,195)      $1,793,620
                                                                    ============          =========================      ===========

Class A Shares
Net Assets                                                                -                  $45,112    $1,233,837 d     $1,278,949
Shares of beneficial interest outstanding                                 -                    3,239        95,617 d         98,856
Net Asset Value                                                           -                   $13.93                         $12.95
Maximum Offer Price - 4.75% sales charge                                  -                   $14.62                         $13.60

Class B Shares
Net Assets                                                           $1,625,395             $114,906   $(1,233,837)d       $506,464
Shares of beneficial interest outstanding                               125,634                8,246       (94,747)d         39,133
Net Asset Value                                                          $12.95               $13.93                         $12.95

Class C Shares
Net Assets                                                                -                     $441                           $441
Shares of beneficial interest outstanding                                 -                       32             2 b             34
Net Asset Value                                                           -                   $13.85                         $12.95

Class Y Shares
Net Assets                                                                -                 $791,961     ($784,195)a         $7,766
Shares of beneficial interest outstanding                                 -                   56,882       (56,282)c            600
Net Asset Value                                                           -                   $13.92                         $12.95


a  Reflects the liquidation of Trust shareholders.
b Reflects the impact of converting shares of the target fund into the survivor fund.
c Reflects the liquidation of Trust shareholders and the conversion of the remaining Class Y Shares.

d Reflects the impact of converting shares of the target fund into the survivor fund and the conversion of Class B shares purchased before 1/1/95 into Class A shares.
e  Reflects the impact of the liquidation of Trust shareholders.

See Notes to Pro Forma Combining Financial Statements.

EVERGREEN BALANCED FUND
Pro Forma Combining Financial Statements (unaudited)
Statement of Operations (000's omitted)
June 30, 1997

                                                                       Keystone      Evergreen                         Pro
                                                                       Balanced      Balanced                         Forma
                                                                         Fund          Fund              Adj         Combined
                                                                   ---------------  ------------  --------------    -----------
Investment Income:
Interest income                                                           $40,204       $31,816        ($26,197)       $45,823
Dividend income (net of foreign withholding taxes of $91)                  24,547        12,786         (10,528)        26,805
                                                                   ---------------  ------------  --------------    -----------
                                                                           64,751        44,602         (36,725)d       72,628
Expenses:
Advisory fees                                                               6,855         4,712          (4,120)a        7,447
Administrative fees                                                           102           395            (395)c          102
Distribution fees                                                          15,437         1,203              24 b       16,664
Transfer agent fees                                                         2,979           434             130 b        3,543
Custodian fees                                                                597           268            (235)c          630
Registration and filing fees                                                   70           145            (145)c           70
Professional fees                                                              57            65             (65)c           57
Trustees' fees and expenses                                                    56            33             (33)c           56
Miscellaneous fees                                                             66           221            (218)c           69
                                                                   ---------------  ------------  --------------    -----------
            Total expenses                                                 26,219         7,476          (5,057)        33,695
Less: Indirectly paid expenses                                               (146)            0                           (146)
                                                                   ---------------  ------------  --------------    -----------
Net expenses                                                               26,073         7,476          (5,057)        28,492

Net investment income                                                      38,678        37,126         (31,668)        44,136

Net realized gain on investments and foreign
         currency related transactions                                    120,987        97,899                        218,886
Net change in unrealized appreciation (depreciation)
        of investments and foreign currency related transactions          146,568        25,532        (127,070)e       45,030
                                                                   ---------------  ------------  --------------    -----------
Net realized and unrealized gain on investments
         and foreign currency related transactions                        267,555       123,431        (127,070)       263,916
                                                                   ---------------  ------------  --------------    -----------

Net increase in net assets resulting from operations                     $306,233      $160,557       ($158,738)      $308,052
                                                                   ---------------  ------------  --------------    -----------


a Reflects a decrease based on surviving fund's fee schedule and pro forma combined assets
b Reflects an increase based on combined assets.
c Reflects expected cost savings when the fund's are combined.
d Reflects the reduced income generated by the Evergreen fund with less assets invested due to the liquidation of Trust shareholders.
e Reflects the impact of the liquidation of Trust shareholders.

See Notes to Pro Forma Combining Financial Statements.

EVERGREEN BALANCED FUND
Notes to Pro Forma Combining Financial Statements (Unaudited)
June 30, 1997

1. Basis of Combination - The Pro Forma Statement of Assets and Liabilities, including the Pro Forma Portfolio of Investments, and the related Pro Forma Statement of Operations ("Pro Forma Statements") reflect the accounts of Keystone Balanced Fund ("Keystone") and Evergreen Balanced Fund ("Evergreen") at June 30, 1997 and for the year then ended.

The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganizations (the "Reorganizations") to be submitted to shareholders of Evergreen and Keystone. The Reorganizations provide for the acquisition of all assets and liabilities of Evergreen and Keystone by Evergreen Balanced Fund ("Evergreen Balanced"), a series of Evergreen Equity Trust, in exchange for shares of Evergreen Balanced. Thereafter, there will be a distribution of such shares of Evergreen Balanced to shareholders of Evergreen and Keystone in liquidation and subsequent termination thereof. As a result of the Reorganizations, the shareholders of Evergreen and Keystone will become the owners of that number of full and fractional shares of Evergreen Balanced having an aggregate net asset value of their shares of Evergreen and Keystone as of the close of business immediately prior to the date that such Fund's assets are exchanged for shares of Evergreen Balanced.

The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganizations as though the merger occurred at the beginning of the period presented. It is anticipated that before the Reorganizations occur, Keystone will begin to offer multiple classes of shares (Class A, Class B and Class C) each of which will be similar in all respects to the Class A, Class B and Class C shares of Evergreen Balanced and concurrently the then outstanding shares of Keystone will become Class B shares of Evergreen Balanced. Also, the Class B shares of Keystone purchased prior to January 1, 1995 will be converted to Class A shares of the Fund at that time. Shareholders will receive the same class of shares of Evergreen Balanced held by them in each Fund prior to the Reorganizations. It is also anticipated that before the Reorganizations occur, Trust shareholders in Class Y of Evergreen will liquidate their shares which will be effected by an in-kind transfer of assets for the Trust shareholders in Class Y. As reflected in the Pro Forma Statements, Keystone will be the accounting survivor upon completion of the Reorganization.

The information contained herein is based on the experience of each Fund for the period ended June 30, 1997 and is designed to permit shareholder of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganizations. The expenses of Evergreen and Keystone in connection with the Reorganizations (including the cost of any proxy soliciting agents) will be borne by First Union National Bank of North Carolina.

The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statements of Additional Information.

2. Shares of Beneficial Interest - The Pro Forma net asset values per share assume the issuance of Class A, Class B, Class C and Class Y shares of Evergreen Balanced which would have been issued at June 30, 1997 in connection with the proposed Reorganizations. Shareholders of

Keystone would receive the same number of shares of each class as they held on June 30, 1997. Shareholders of Evergreen would receive shares of Evergreen Intermediate based on a conversion ratio determined on June 30, 1997. The number of such shares issued is calculated by applying the conversion ratio which is calculated by dividing the net asset value per share of Evergreen Class A, Class B and Class C by the net asset value per share of Keystone. The conversion ratio for Evergreen Class Y shareholder remaining after the liquidation (as discussed above) is determined based on the net asset value of Evergreen Class Y divided by the net asset value of Keystone Class B.

3. Pro Forma Operations - The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund adjusted for the liquidation of Trust shareholders. Pro Forma operating expenses include the actual expenses of each Fund adjusted to reflect the expected expenses of the combined entity. The investment advisory and distribution fees have been charged to the combined Fund based on the fee schedule in effect for Keystone at the combined level of average net assets for the year ended June 30, 1997.

                                EVERGREEN EQUITY TRUST

                                      PART C

                                OTHER INFORMATION


Item 15.          Indemnification.

         The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16.          Exhibits:

Number                Description

1                     Declaration of Trust (1)
2                     By-Laws (1)
3                     Not applicable
4                     Agreements and Plans of Reorganization (included
                      as Exhibits A-1 and A-2 to the Prospectus
                      contained in Part A to this registration
                      statement)
5                     Declaration of Trust Articles II, III.(6)(c),
                      IV.(3), IV.(8), V, VI, VII, VIII and By-Laws
                      Articles II, III, and VIII
6                     Investment Advisory Agreement between Keystone
                      Investment Management Company and the Registrant
                      (1)
7(A)                  Distribution Agreement between Evergreen Keystone
                      Distributor, Inc. and the Registrant (1)
 (B)                  Form of Dealer  Agreement for Class A, Class B and Class C
                      shares used by Evergreen Keystone Distributor, Inc. (1)

8                     Deferred Compensation Plan (1)
9                     Custody Agreement between State Street Bank and

                      Trust Company and Registrant (1)
10(A)                 Rule 12b-1 Distribution Plan (1)
  (B)                 Multiple Class Plan (1)

11                    Opinion and consent of counsel as to the legality
                      of the shares being issued (3)
12                    Tax opinion and consent of counsel    (2)
13                    Not applicable
14                    Consent of KPMG Peat Marwick LLP    (3)
15                    Not applicable
16                    Powers of Attorney    (3)
17(A)                 Forms of Proxy Card (2)

  (B)                 Registrant's Rule 24f-2 Declaration (1)

----------------------
(1) Incorporated by reference to Registrant's registration statement (File Nos. 333-37453/ 811-08413) (the "Registration Statement") dated October 8, 1997.
(2)      Filed herewith.

(3) Previously filed .


Item 17.          Undertakings.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The undersigned Registrant agrees to file, by post-effective amendment, opinions of counsel or copies of an Internal Revenue Service ruling supporting the tax consequences of the proposed Reorganizations within a reasonable time after receipt of such opinions or rulings.

                                                  SIGNATURES


         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and State of New York, on the 9th day of November, 1997.


                                            EVERGREEN EQUITY TRUST

                                            By:      /s/ John J. Pileggi
                                                     ----------------------
                                                     Name:  John J. Pileggi
                                                     Title: President


         As required by the Securities Act of 1933, the following persons have signed this Registration Statement in the capacities on the 9th day of November, 1997.


Signatures                                                    Title
----------                                                    -----

/s/John J. Pileggi                                            President and
------------------                                            Treasurer
John J. Pileggi

/s/Laurence B. Ashkin*                                        Trustee
---------------------
Laurence B. Ashkin

/s/Charles A. Austin III*                                     Trustee
-------------------------
Charles A. Austin III

/s/K. Dun Gifford*                                            Trustee
-----------------
K. Dun Gifford

/s/James S. Howell*                                           Trustee
------------------
James S. Howell

/s/Leroy Keith, Jr.*                                          Trustee
-------------------
Leroy Keith, Jr.

/s/Gerald M. McDonnell*                                       Trustee
----------------------
Gerald M. McDonnell

/s/Thomas L. McVerry*                                         Trustee
--------------------
Thomas L. McVerry

/s/William Walt Pettit*                                       Trustee
---------------------
William Walt Pettit

/s/David M. Richardson*                                       Trustee
----------------------
David M. Richardson

/s/Russell A. Salton III*                                     Trustee
-------------------------
Russell A. Salton III

/s/Michael S. Scofield*                                       Trustee
----------------------
Michael S. Scofield

/s/Richard J. Shima*                                          Trustee
-------------------
Richard J. Shima

* By:             /s/Martin J. Wolin
                  ------------------
                  Martin J. Wolin
                  Attorney-in-Fact

         Martin J. Wolin, by signing his name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons and included as Exhibit 16 to this Registration Statement.

                                INDEX TO EXHIBITS

N-14
EXHIBIT NO.

12                         Tax Opinion and Consent of Counsel
17(A)                      Forms of Proxy

--------------------